  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 1998.
                                             1933 ACT REGISTRATION NO. 333-14729
                                             1940 ACT REGISTRATION NO. 811-07755
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]
      Pre-Effective Amendment No. ___                                  [_]
      Post-Effective Amendment No. 3                                   [X]
                                  ___
                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]
      Amendment No. 3                                                  [X]
                   ___

                        (Check appropriate box or boxes)

                      NUVEEN FLAGSHIP MULTISTATE TRUST II
               (Exact name of Registrant as Specified in Charter)

  333 West Wacker Drive, Chicago, Illinois                 60606
   (Address of Principal Executive Office)               (Zip Code)


       Registrant's Telephone Number, including Area Code: (312) 917-7700

           Gifford R. Zimmerman, Esq.--Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

                                With a copy to:
                                Thomas S. Harman

                        Morgan, Lewis & Bockius LLP
                            1800 M Street, N.W.
                          Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant        [_] on (date) pursuant to paragraph
    to paragraph (b) on June 29, 1998           (a)(1)
    pursuant to paragraph (b)               [_] 75 days after filing pursuant to
[_] 60 days after filing pursuant               paragraph (a)(2)
    to paragraph (a)(1)                     [_] on (date) pursuant to paragraph
                                                (a)(2) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               FILE NO. 333-14729

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-07755

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-The Prospectus

                 Part B-The Statement of Additional Information

                 Copy of Annual Reports and Semi-Annual Reports to
                  Shareholders (the financial statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

                                ----------------

                             CROSS REFERENCE SHEET

                               PART A--PROSPECTUS

   ITEM IN
  PART A OF
  FORM N-1A                                       PROSPECTUS LOCATION
  ----------                                      -------------------
 1 Cover Page                         Cover Page
 2 Synopsis                           Expense Information
 3 Condensed Financial Information    Financial Highlights
 4 General Description of Registrant  Fund Strategies
 5 Management of the Fund             General Information
 5A Management's Discussion of Fund   Incorporated by Reference to Annual and
    Performance                       Semi-Annual Reports to Shareholders; Taxes
                                      and Tax Reporting
 6 Capital Stock and Other            How to Select a Purchase Option; Taxes and
   Securities                         Tax Reporting
 7 Purchase of Securities Being       Investing in the Funds
   Offered
 8 Redemption or Repurchase           How to Sell Fund Shares
 9 Pending Legal Proceedings          Not Applicable

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

   ITEM IN
  PART B OF                                     LOCATION IN STATEMENT
  FORM N- 1A                                  OF ADDITIONAL INFORMATION
  ----------                                  -------------------------
10 Cover Page                        Cover Page
11 Table of Contents                 Cover Page
12 General Information and History   Not Applicable
13 Investment Objectives and         Investment Policies and Investment
   Policies                          Portfolio
14 Management of the Fund            Management
15 Control Persons and Principal     Management
   Holders of Securities
16 Investment Advisory and Other     Investment Adviser and Investment
   Services                          Management Agreement; Portfolio
                                     Transactions Distribution and Service Plan;
                                     Independent Public Accountants and
                                     Custodian
17 Brokerage Allocation and Other    Portfolio Transactions
   Practices
18 Capital Stock and Other           See "How to Select a Purchase Option" and
   Securities                        "Taxes and Tax Reporting" in the Prospectus
19 Purchase, Redemption and Pricing  Additional Information on the Purchase and
   of Securities                     Redemption of Fund Shares; Net Asset Value
20 Tax Status                        Tax Matters
21 Underwriters                      Additional Information on the Purchase and
                                     Redemption of Fund Shares; See "Investing
                                     in the Funds" and "Fund Service Providers"
                                     in the Prospectus
22 Calculation of Performance Data   Performance Information
23 Financial Statements              Incorporated by Reference to Annual and
                                     Semi-Annual Reports to Shareholders

                               PART A--PROSPECTUS

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

                             333 West Wacker Drive

                            Chicago, Illinois 60606

[NUVEEN LOGO]

Municipal
Bond Funds



June 29, 1998

Prospectus


Dependable, tax-free income
to help you keep more of
what you earn.




[PHOTO APPEARS HERE]




Connecticut
New Jersey
New York

Investing in Nuveen Mutual Funds




Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

                    Nuveen Flagship Connecticut Municipal Bond Fund Nuveen Flagship New Jersey Municipal Bond Fund

                    Nuveen Flagship New York Municipal Bond Fund
                    Nuveen New York Insured Municipal Bond Fund

                    JUNE 29, 1998

                    PROSPECTUS

                    Overview

                    The funds listed above are part of the Nuveen Flagship Multistate Trust II, an open-end investment company. Each fund seeks to provide high double or triple tax-free income and preservation of capital through in-vestments in diversified portfolios of quality munici-pal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

                    Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

                    This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this pro-spectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

                    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUD-ING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVEST-ED.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EX-CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    Contents

                    1 OVERVIEW

                    2 FUND SUMMARIES AND
                      FINANCIAL HIGHLIGHTS

                    FUND STRATEGIES

                    12 Investment Objective

                    12 How the Funds Select Investments

                    13 Risk Reduction Strategies

                    INVESTING IN THE FUNDS

                    14 How to Buy Fund Shares

                    14 How to Select a Purchase Option

                    16 How to Sell Fund Shares

                    16 Exchanging Shares

                    17 Optional Features and Services

                    DIVIDENDS AND TAXES

                    18 How the Funds Pay Dividends

                    18 Taxes and Tax Reporting

                    19 Taxable Equivalent Yields

                    GENERAL INFORMATION

                    19 How to Contact Nuveen

                    19 Fund Service Providers

                    20 How the Funds Report Performance

                    20 How Fund Shares are Priced

                    20 Organization

                    APPENDIX

                    21 Special State Considerations

                                      ---

Nuveen Flagship Connecticut Municipal Bond Fund

                  PERFORMANCE INFORMATION AS OF 2/28/98

INCEPTION: July 13, 1987

NET ASSETS: $232 million

TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)            (NAV)        CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 4.19%           8.75%           7.76%           8.17%           9.17%
5 Years                5.07%           5.97%           5.32%           5.36%           6.06%
10 Years               7.17%           7.63%           7.16%           7.02%           7.67%
Inception              7.08%           7.51%           7.07%           6.90%           7.55%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges and (in the cases of Classes B and C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you re-deemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

                             Average Maturity          19.5
                             Average Modified Duration  6.2


CREDIT QUALITY

                           [PIE CHART APPEARS HERE]

AAA.................50%
AA..................18%
A...................20%
BBB/NR..............12%


INDUSTRY DIVERSIFICATION (TOP 5)

Education and Civic Organizations........17%
Housing (Single Family).................. 9%
Utilities................................14%
Tax Obligation
(Limited)................................19%
Health Care..............................14%
Other....................................27%

                     EXPENSE INFORMATION AS OF 2/28/98

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales Charge (CDSC) on
Redemptions                                         - (1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.55%                 0.55%                 0.55%                 0.55%
12b-1 Fees                0.20%                 0.95%                 0.75%                     -
Other                     0.10%                 0.11%                 0.11%                 0.11%
-------------------------------------------------------------------------------------------------
 Total (Gross)            0.85%                 1.61%                 1.41%                 0.66%
Waivers/
Reimbursements          (0.07%)               (0.09%)               (0.08%)               (0.09%)
-------------------------------------------------------------------------------------------------
 Total (Net)              0.78%                 1.52%                 1.33%                 0.57%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $50                   $55                   $14                    $6
3 Years                    $66                   $80                   $42                   $18
5 Years                    $84                   $94                   $73                   $32
10 Years                  $135                  $161                  $160                   $71

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION DATE)              OPERATING PERFORMANCE      LESS DISTRIBUTIONS
                             -----------------------  ------------------------
CONNECTICUT
                                                 NET
                         NET            REALIZED AND   DIVIDENDS                  NET
                       ASSET              UNREALIZED   FROM TAX-                ASSET     TOTAL
                       VALUE        NET  GAIN (LOSS)  EXEMPT NET DISTRIBUTIONS  VALUE RETURN ON
YEAR ENDED         BEGINNING INVESTMENT         FROM  INVESTMENT  FROM CAPITAL END OF NET ASSET
FEBRUARY 28/29,    OF PERIOD INCOME (A)  INVESTMENTS      INCOME         GAINS PERIOD VALUE (B)
------------------------------------------------------------------------------------------------
CLASS A (7/87)**
1998                  $10.51       $.56         $.34      $(.56)         $   - $10.85      8.75%
1997(c)                10.23        .42          .28       (.42)             -  10.51      6.96
1996(d)                10.38        .57         (.14)      (.58)             -  10.23      4.18
1995(d)                10.17        .58          .22       (.59)             -  10.38      8.21
1994(d)                10.66        .59         (.39)      (.60)         (.09)  10.17      1.70
1993(d)                10.05        .61          .61       (.61)             -  10.66     12.48
1992(d)                 9.84        .63          .21       (.63)             -  10.05      8.81
1991(d)                 9.64        .63          .20       (.63)             -   9.84      8.97
1990(d)                 9.78        .63         (.13)      (.63)         (.01)   9.64      5.34
1989(d)                 9.25        .63          .55       (.64)         (.01)   9.78     13.36
CLASS B (2/97)
1998                   10.51        .48          .32       (.48)             -  10.83      7.76
1997(e)                10.53        .04         (.02)      (.04)             -  10.51       .19
CLASS C (10/93)**
1998                   10.49        .50          .34       (.50)             -  10.83      8.17
1997(c)                10.22        .38          .27       (.38)             -  10.49      6.43
1996(d)                10.36        .52         (.14)      (.52)             -  10.22      3.71
1995(d)                10.16        .53          .20       (.53)             -  10.36      7.53
1994(f)                11.06        .33         (.84)      (.33)         (.06)  10.16    (6.48)*
CLASS R (2/97)
1998                   10.51        .58          .36       (.58)             -  10.87      9.17
1997(e)                10.55        .01         (.05)          -             -  10.51     (.38)
CLASS
(INCEPTION DATE)             RATIOS/SUPPLEMENTAL DATA:
                   -------------------------------------------------
CONNECTICUT
                                                   RATIO
                                                  OF NET
                                    RATIO OF  INVESTMENT
                                    EXPENSES   INCOME TO
                                  TO AVERAGE     AVERAGE
                                  NET ASSETS  NET ASSETS
                   NET ASSETS END      AFTER       AFTER  PORTFOLIO
YEAR ENDED              OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
FEBRUARY 28/29,    (IN THOUSANDS)   MENT (A)    MENT (A)       RATE
------------------------------------------------------------------------------------------------
CLASS A (7/87)**
1998                     $216,436        .78%       5.22%        12%
1997(c)                   209,873        .79*       5.41*        20
1996(d)                   202,219        .74        5.52         24
1995(d)                   203,210        .73        5.84         25
1994(d)                   202,607        .65        5.52         30
1993(d)                   184,743        .66        5.88         19
1992(d)                   141,215        .65        6.30         18
1991(d)                   103,552        .67        6.49         19
1990(d)                    73,046        .60        6.55         31
1989(d)                    48,990        .70        6.62         33
CLASS B (2/97)
1998                        3,713       1.52        4.43         12
1997(e)                       102       1.12*       7.08*        20
CLASS C (10/93)**
1998                       11,586       1.33        4.67         12
1997(c)                     7,087       1.34*       4.88*        20
1996(d)                     7,243       1.29        4.96         24
1995(d)                     5,536       1.28        5.27         25
1994(f)                     4,360       1.22*       4.77*        30
CLASS R (2/97)
1998                          590         57        5.38         12
1997(e)                         -          -       10.97*        20

-------------------------------------------------------------------------------

 * Annualized.

** Information included prior to the nine months ended February 28, 1997, re-flects the financial highlights of Flagship Connecticut.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c) For the nine months ended February 28.

(d) For the fiscal year ended May 31.

(e) From commencement of class operations as noted.

(f) From commencement of class operations as noted through May 31.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under Na-tional Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertak-ing, made in connection with its acquisition of Flagship Resources as de-scribed in "Fund Service Providers--Investment Adviser," to continue Flag-ship's general dividend-setting practices.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

Nuveen Flagship New Jersey Municipal Bond Fund

                  PERFORMANCE INFORMATION AS OF 2/28/98

INCEPTION: December 13, 1991

NET ASSETS: $89 million

TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 4.47%           9.06%           8.25%           8.40%           9.29%
5 Years                5.32%           6.23%           5.50%           5.50%           6.50%
Inception              6.51%           7.28%           6.54%           6.53%           7.55%

Class R total returns reflect actual performance for all periods; Classes A, B and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and (in the case of Class C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           16.9
Average Modified Duration   5.8


CREDIT QUALITY

[PIE CHART APPEARS HERE]

AA       8%
A       15%
BBB/NR  27%
AAA     50%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Other                     43%
Utilities                 10%
Transportation            10%
U.S. Guaranteed           13%
Health Care               11%
Tax Obligation (General)  13%


                       EXPENSE INFORMATION AS OF 2/28/98

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales Charge (CDSC) on
Redemptions                                          -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                         CLASS A               CLASS B               CLASS C               CLASS R
--------------------------------------------------------------------------------------------------
 Management Fees           0.55%                 0.55%                 0.55%                 0.55%
 12b-1 Fees                0.20%                 0.95%                 0.75%                     -
 Other Expenses            0.26%                 0.27%                 0.26%                 0.26%
--------------------------------------------------------------------------------------------------
 Total (Gross)             1.01%                 1.77%                 1.56%                 0.81%
 Waivers/
 Reimbursements          (0.41%)               (0.41%)               (0.40%)               (0.41%)
--------------------------------------------------------------------------------------------------
 Total (Net)               0.60%                 1.36%                 1.16%                 0.40%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $48                   $54                   $12                    $4
3 Years                    $60                   $75                   $37                   $13
5 Years                    $74                   $86                   $64                   $22
10 Years                  $114                  $143                  $141                   $51

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227. Information for the years be-ginning prior to February 1, 1997 reflects the financial highlights of the Nuveen New Jersey Tax-Free Value Fund.

CLASS                         OPERATING PERFORMANCE      LESS DISTRIBUTIONS
(INCEPTION DATE)             -----------------------  ------------------------
NEW JERSEY
                                                 NET
                         NET            REALIZED AND   DIVIDENDS                  NET
                       ASSET              UNREALIZED   FROM TAX-                ASSET     TOTAL
                       VALUE        NET  GAIN (LOSS)  EXEMPT NET DISTRIBUTIONS  VALUE RETURN ON
YEAR ENDED         BEGINNING INVESTMENT         FROM  INVESTMENT  FROM CAPITAL END OF NET ASSET
FEBRUARY 28/29,    OF PERIOD INCOME (A)  INVESTMENTS      INCOME         GAINS PERIOD VALUE (B)
------------------------------------------------------------------------------------------------
CLASS A (9/94) **
1998                  $10.26       $.55         $.36      $(.56)     $   -     $10.61      9.06%
1997(C)                10.22        .05          .04       (.05)         -      10.26       .85
1997(d)                10.40        .48         (.15)      (.51)         -      10.22      3.31
1996(d)                 9.73        .51          .69       (.53)         -      10.40     12.63
1995(e)                10.03        .21         (.21)      (.21)      (.09)      9.73       .02
CLASS B (2/97)
1998                   10.26        .48          .35       (.48)         -      10.61      8.25
1997(c)                10.22        .05          .03       (.04)         -      10.26       .78
CLASS C (9/94)**
1998                   10.25        .50          .34       (.50)         -      10.59      8.40
1997(C)                10.20        .04          .05       (.04)         -      10.25       .90
1997(d)                10.38        .41         (.16)      (.43)         -      10.20      2.53
1996(d)                 9.71        .44          .68       (.45)         -      10.38     11.80
1995(e)                 9.77        .16         (.05)      (.17)         -       9.71      1.16
CLASS R (12/91)**
1998                   10.27        .58          .35       (.58)         -      10.62      9.29
1997(c)                10.23        .05          .04       (.05)         -      10.27       .86
1997(D)                10.41        .49         (.14)      (.53)         -      10.23      3.55
1996(d)                 9.74        .55          .68       (.56)         -      10.41     12.88
1995(d)                10.71        .52         (.88)      (.52)      (.09)      9.74     (3.27)
1994(d)                 9.96        .51          .81       (.51)      (.06)     10.71     13.60
1993(d)                 9.53        .45          .42       (.44)         -       9.96      9.36
1992(e)                 9.53          -            -          -          -       9.53         -
CLASS                         RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)   -------------------------------------------------
NEW JERSEY
                                                   RATIO
                                                  OF NET
                                    RATIO OF  INVESTMENT
                                    EXPENSES   INCOME TO
                                  TO AVERAGE     AVERAGE
                                  NET ASSETS  NET ASSETS
                   NET ASSETS END      AFTER       AFTER  PORTFOLIO
YEAR ENDED              OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
FEBRUARY 28/29,    (IN THOUSANDS)   MENT (A)    MENT (A)       RATE
------------------------------------------------------------------------------------------------
CLASS A (9/94) **
1998                      $35,782        .60%       5.33%        16%
1997(C)                    27,879        .55*       5.89*         -
1997(d)                    17,072       1.00        4.98         10
1996(d)                    10,661       1.00        5.10         39
1995(e)                     2,741       1.00*       5.34*        32
CLASS B (2/97)
1998                        2,981       1.36        4.57         16
1997(c)                        74       1.27*       6.21*         -
CLASS C (9/94)**
1998                        5,733       1.16        4.77         16
1997(C)                     2,712       1.10*       5.35*         -
1997(d)                     2,611       1.75        4.22         10
1996(d)                     1,065       1.75        4.37         39
1995(e)                       464       1.75*       4.62*        32
CLASS R (12/91)**
1998                       44,817        .40        5.53         16
1997(c)                    42,651        .35*       6.09*         -
1997(D)                    42,905        .75        5.24         10
1996(d)                    43,304        .75        5.43         39
1995(d)                    39,582        .75        5.32         32
1994(d)                    36,462        .75        4.84         52
1993(d)                    16,208        .75*       4.96*         9
1992(e)                        15          -           -          -

-------------------------------------------------------------------------------

 * Annualized.

** Information included prior to the one month ended February 28, 1997, re-flects the financial highlights of Nuveen New Jersey.

(a) After waiver of certain management fees or reimbursement of expenses, if any, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) For the one month ended February 28.

(d) For the fiscal year ended January 31.

(e) From commencement of class operations as noted through January 31.
NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under Na-tional Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen has undertaken, in connection with its acquisition of Flagship Re-sources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

Nuveen Flagship New York Municipal Bond Fund

                  PERFORMANCE INFORMATION AS OF 2/28/98

INCEPTION:
     December 22, 1986
NET ASSETS:

     $249 million

TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)            (NAV)        CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 5.24%           9.84%           9.10%           9.31%          10.11%
5 Years                5.51%           6.43%           5.75%           5.81%           6.74%
10 Years               7.44%           7.91%           7.34%           7.19%           8.20%
Inception              7.13%           7.54%           7.03%           6.81%           7.83%

Class R total returns reflect actual performance for all periods; Classes A, B and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing invest-ment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those pe-riods. See Overview of Fund Operating Expenses and Shareholder Transaction Ex-penses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           21.0
Average Modified Duration   6.5


CREDIT QUALITY

[PIE CHART APPEARS HERE]

AAA     32%
AA      12%
A       20%
BBB/NR  36%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Health Care                        15%
Education and Civic Organizations  12%
Tax Obligation (Limited)           29%
U.S. Guaranteed                    13%
Utilities                           6%
Other                              25%


                       EXPENSE INFORMATION AS OF 2/28/98

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales  Charge (CDSC) on
Redemptions                                          -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A              CLASS B              CLASS C              CLASS R
-----------------------------------------------------------------------------------------------
 Management Fees          0.54%                0.54%                0.54%                0.54%
 12b-1 Fees               0.20%                0.95%                0.75%                    -
 Other Expenses           0.16%                0.18%                0.17%                0.16%
-----------------------------------------------------------------------------------------------
 Total (Gross)            0.90%                1.67%                1.46%                0.70%
 Waivers/
 Reimbursements          (0.13%)              (0.17%)              (0.14%)              (0.13%)
-----------------------------------------------------------------------------------------------
 Total (Net)              0.77%                1.50%                1.32%                0.57%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $50                   $55                   $13                    $6
3 Years                    $66                   $79                   $42                   $18
5 Years                    $83                   $93                   $72                   $32
10 Years                  $133                  $159                  $159                   $71

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227. Information for the years be-ginning prior to February 1, 1997 reflects the financial highlights of the Nuveen New York Tax-Free Value Fund.

                             OPERATING PERFORMANCE    LESS DISTRIBUTIONS
CLASS (INCEPTION DATE)       ----------------------  ---------------------
NEW YORK
                                                NET
                                           REALIZED
                         NET                    AND   DIVIDENDS  DISTRIBU-     NET
                       ASSET             UNREALIZED   FROM TAX-      TIONS   ASSET     TOTAL
                       VALUE        NET GAIN (LOSS)  EXEMPT NET       FROM   VALUE RETURN ON
YEAR ENDED         BEGINNING INVESTMENT        FROM  INVESTMENT    CAPITAL  END OF NET ASSET
FEBRUARY 28/29,    OF PERIOD  INCOME(A) INVESTMENTS      INCOME      GAINS  PERIOD VALUE (B)
--------------------------------------------------------------------------------------------
CLASS A (9/94)**
1998                $10.53         $.57       $ .44       $(.57)     $   -  $10.97      9.84%
1997                 10.61          .59        (.07)       (.56)      (.04)  10.53      5.07
1996                 10.12          .56         .48        (.55)         -   10.61     10.52
1995(c)              10.23          .28        (.07)       (.27)      (.05)  10.12      2.21
CLASS B (2/97)
1998                 10.53          .49         .45        (.49)         -   10.98      9.10
1997(c)              10.48          .05         .04        (.04)         -   10.53       .87
CLASS C (9/94)**
1998                 10.56          .51         .45        (.51)         -   11.01      9.31
1997                 10.64          .55        (.11)       (.48)      (.04)  10.56      4.31
1996                 10.11          .48         .53        (.48)         -   10.64     10.13
1995(c)              10.11          .23         .04        (.22)      (.05)  10.11      2.80
CLASS R (12/86)**
1998                 10.55          .59         .45        (.59)         -   11.00     10.11
1997                 10.64          .59        (.05)       (.59)      (.04)  10.55      5.26
1996                 10.15          .58         .49        (.58)         -   10.64     10.80
1995                 10.72          .58        (.53)       (.57)      (.05)  10.15       .75
1994                 10.61          .58         .16        (.58)      (.05)  10.72      7.10
1993                  9.88          .60         .81        (.60)      (.08)  10.61     14.79
1992(d)               9.82          .16         .06        (.16)         -    9.88      2.21
1991(e)               9.38          .63         .44        (.63)         -    9.82     11.79
1990(e)               9.56          .63        (.18)       (.63)         -    9.38      4.92
1989(e)               9.18          .63         .38        (.63)         -    9.56     11.34
                                            RATIOS/SUPPLEMENTAL DATA
CLASS (INCEPTION DATE)  -----------------------------------------------------------------
NEW YORK
                                                                RATIO OF NET
                        NET ASSETS    RATIO OF EXPENSES    INVESTMENT INCOME
                            END OF       TO AVERAGE NET       TO AVERAGE NET    PORTFOLIO
YEAR ENDED              PERIOD (IN         ASSETS AFTER         ASSETS AFTER     TURNOVER
FEBRUARY 28/29,         THOUSANDS)    REIMBURSEMENT (A)    REIMBURSEMENT (A)         RATE
-----------------------------------------------------------------------------------------
CLASS A (9/94)**
1998                       $78,038                  .77%                5.27%          30%
1997                        71,676                  .89                 5.45           37
1996                        15,732                  .99                 5.31           47
1995(c)                      3,189                 1.00*                5.87*          29
CLASS B (2/97)
1998                         4,311                 1.50                 4.49           30
1997(c)                        124                 1.44*                6.07*          37
CLASS C (9/94)**
1998                         6,233                 1.32                 4.71           30
1997                         3,965                 1.57                 4.80           37
1996                           646                 1.73                 4.55           47
1995(c)                         86                 1.75*                5.16*          29
CLASS R (12/86)**
1998                       160,142                  .57                 5.47           30
1997                       152,598                  .69                 5.57           37
1996                       154,776                  .74                 5.57           47
1995                       149,454                  .74                 5.79           29
1994                       146,297                  .75                 5.33           15
1993                       107,146                  .75                 5.84           12
1992(d)                     66,491                  .75*                6.27*          16
1991(e)                     59,351                  .75                 6.50           19
1990(e)                     44,347                  .75                 6.65           51
1989(e)                     29,040                  .75                 6.63           85
-----------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

  * Annualized.

** Information included prior to the fiscal year ended February 28, 1997, re-flects the financial highlights of Nuveen New York.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

(d) For the three months ended February 29.

(e) For the year ended November 30.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under Na-tional Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen has undertaken, in connection with its acquisition of Flagship Re-sources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to pre-vent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

Nuveen New York Insured Municipal Bond Fund

                  PERFORMANCE INFORMATION AS OF 2/28/98

INCEPTION:
     December 22, 1986
NET ASSETS:

     $367 million

TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 3.23%           7.76%           6.96%           7.16%           8.04%
5 Years                4.71%           5.62%           4.87%           4.89%           5.88%
10 Years               7.11%           7.57%           6.98%           6.80%           7.84%
Inception              6.57%           6.98%           6.46%           6.21%           7.25%

Class R total returns reflect actual performance for all periods; Classes A, B and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing invest-ment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you refeemed at the end of those pe-riods. See Overview of Fund Operating Expenses and Shareholder Transaction Ex-penses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           20.7
Average Modified Duration   5.7


CREDIT QUALITY

[PIE CHART APPEARS HERE]

Escrowed  27%
Insured   73%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Health Care                        18%
Education and Civic Organizations  11%
U.S. Guaranteed                    23%
Housing Multifamily                 9%
Tax Obligation (Limited)           11%
Other                              28%


                       EXPENSE INFORMATION AS OF 2/28/98

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales Charge (CDSC)
on Redemptions                                       -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.54%                 0.54%                 0.54%                 0.54%
12b-1 Fees                0.20%                 0.95%                 0.75%                     -
Other Expenses            0.14%                 0.16%                 0.14%                 0.14%
-------------------------------------------------------------------------------------------------
 Total (Gross)            0.88%                 1.65%                 1.43%                 0.68%
Waivers/
Reimbursements                -                     -                     -                     -
-------------------------------------------------------------------------------------------------
 Total (Net)              0.88%                 1.65%                 1.43%                 0.68%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $51                   $56                   $15                    $7
3 Years                    $69                   $84                   $45                   $22
5 Years                    $89                  $101                   $78                   $38
10 Years                  $146                  $175                  $171                   $85

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION                  OPERATING PERFORMANCE      LESS DISTRIBUTIONS
DATE)                      -----------------------  ------------------------
NEW YORK INSURED
                                               NET
                       NET            REALIZED AND   DIVIDENDS                  NET
                     ASSET              UNREALIZED   FROM TAX-                ASSET     TOTAL
                     VALUE        NET  GAIN (LOSS)  EXEMPT NET DISTRIBUTIONS  VALUE RETURN ON
YEAR ENDED       BEGINNING INVESTMENT         FROM  INVESTMENT  FROM CAPITAL END OF NET ASSET
FEBRUARY 28/29,  OF PERIOD INCOME (A)  INVESTMENTS      INCOME         GAINS PERIOD VALUE (B)
----------------------------------------------------------------------------------------------
CLASS A (9/94)
1998                $10.50       $.53        $ .26     $ (.53)     $  -      $10.76      7.76%
1997                 10.61        .55         (.14)      (.52)        -       10.50      4.02
1996                 10.15        .52          .49       (.52)      (.03)**   10.61     10.19
1995 (c)             10.16        .25          .04       (.26)      (.04)     10.15      3.01
CLASS B (2/97)
1998                 10.50        .45          .26       (.45)        -       10.76      6.96
1997 (c)             10.53        .03         (.02)      (.04)        -       10.50       .07
CLASS C (9/94)
1998                 10.48        .47          .26       (.47)        -       10.74      7.16
1997                 10.61        .47         (.16)      (.44)        -       10.48      3.06
1996                 10.12        .44          .53       (.45)      (.03)**   10.61      9.71
1995 (c)             10.03        .21          .13       (.21)      (.04)     10.12      3.53
CLASS R (12/86)
1998                 10.49        .55          .27       (.55)        -       10.76      8.04
1997                 10.61        .55         (.13)      (.54)        -       10.49      4.15
1996                 10.15        .55          .49       (.55)      (.03)**   10.61     10.51
1995                 10.63        .56         (.44)      (.56)      (.04)     10.15      1.37
1994                 10.62        .55          .03       (.54)      (.03)     10.63      5.57
1993                  9.78        .57          .84       (.56)      (.01)     10.62     14.96
1992                  9.32        .59          .47       (.60)        -        9.78     11.66
1991                  9.25        .60          .07       (.60)        -        9.32      7.61
1990                  9.06        .60          .19       (.60)        -        9.25      8.75
1989                  9.10        .59         (.04)      (.59)        -        9.06      6.37
CLASS
(INCEPTION                  RATIOS/SUPPLEMENTAL DATA
DATE)            -----------------------------------------------
NEW YORK INSURED
                                                RATIO
                                               OF NET
                                  RATIO OF INVESTMENT
                                  EXPENSES  INCOME TO
                                TO AVERAGE    AVERAGE
                                NET ASSETS NET ASSETS
                 NET ASSETS END      AFTER      AFTER PORTFOLIO
YEAR ENDED            OF PERIOD REIMBURSE- REIMBURSE-  TURNOVER
FEBRUARY 28/29,  (IN THOUSANDS)   MENT (A)   MENT (A)      RATE
----------------------------------------------------------------------------------------------
CLASS A (9/94)
1998                   $ 44,721     .88%      4.98%          17%
1997                     35,957     .92       5.04           29
1996                     24,747     .93       4.97           17
1995 (c)                  7,258    1.05*      5.41*          11
CLASS B (2/97)
1998                      5,982    1.65       4.24           17
1997 (c)                  1,279    1.64*      5.17*          29
CLASS C (9/94)
1998                      2,310    1.43       4.43           17
1997                      2,015    1.67       4.28           29
1996                      1,369    1.69       4.21           17
1995 (c)                    285    1.80*      4.65*          11
CLASS R (12/86)
1998                    313,647     .68       5.18           17
1997                    319,208     .68       5.28           29
1996                    343,348     .67       5.26           17
1995                    345,121     .65       5.57           11
1994                    388,176     .68       5.11            5
1993                    314,877     .73       5.56            6
1992                    167,048     .69       6.08            4
1991                     80,484     .73       6.46           13
1990                     40,372     .85       6.35           30
1989                     20,206     .97       6.58           62

-------------------------------------------------------------------------------

 * Annualized.
** The amounts shown include distribution in excess of capital gains of $.0024 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under Na-tional Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY
The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS


TAX-FREE MUNICIPAL BONDS
The funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be re-paid from any revenue source; revenue bonds may be repaid only from the reve-nues of a specific facility or source.

The New York Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the Nuveen New York Insured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS
The funds purchase only quality municipal bonds that are either rated invest-ment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' in-vestment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The New York Fund, New York Insured Fund and the New Jersey Fund may not invest more than 20% of their net assets in these territorial municipal bonds. The New York Insured Fund will invest at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. gov-ernment-backed securities to assure timely payment of interest and principal.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to re-duce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the rat-ings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY
The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects mu-nicipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The ad-viser then monitors each fund's portfolio to assure that municipal bonds pur-chased continue to represent over time, in its opinion, the best values avail-able.

PORTFOLIO MATURITY

Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an in-vestment portfolio with an overall weighted average maturity within a defined range. The Connecticut Fund, the New York Fund, the New York Insured Fund, and the New Jersey Fund are long-term funds and normally maintain a weighted aver-age portfolio maturity of 15 to 30 years. See "Defensive Investment Strate-gies" below for further information.

INSURANCE
The New York Insured Fund primarily purchases insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy

                                      ---
purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individ-ual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master port-folio insurance policies currently include MBIA Insurance Corp., AMBAC Assur-ance Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring munic-ipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's and S&P. Insurers are responsible for making their own assessment of the insur-ability of a municipal bond.

The New York Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow containing sufficient U.S. Gov-ernment or U.S. Government agency securities to ensure timely payment of prin-cipal and interest. Such bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER
A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover rela-tively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS
Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obliga-tion to make interest and principal payments. In general, lower rated munici-pal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current in-come, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regula-tory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. These risks may be greater for the Connecticut and New Jersey Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the New York and New York Insured Funds described in this prospectus, which are diversified funds.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios across different industry sectors. The funds should be consid-ered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS
The funds have adopted certain investment limitations (based on total fund as-sets) designed to limit your investment risk and maintain portfolio diversifi-cation. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

As diversified funds, the New York and the New York Insured Funds also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

DEFENSIVE INVESTMENT STRATEGIES
Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market con-ditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securi-

                                      ---
ties or on debt securities whose prices, in the opinion of the funds' invest-ment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES
Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strate-gies" are fundamental and may not be changed without the approval of a major-ity of the shareholders of each fund.

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will re-ceive the next business day's share price.

The Funds have authorized Charles Schwab & Co.'s Mutual Fund Marketplace(R) to accept purchase and sale orders on their behalf. Schwab may designate finan-cial advisers to accept purchase and sale orders in its behalf. A Fund will be deemed to have received a purchase or redemption order when Schwab or a desig-nated financial adviser accepts that order. The price of the shares you buy or sell will be the Fund's net asset value next calculated after your order is accepted.

BUYING SHARES THROUGH A FINANCIAL ADVISER
You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial ad-visers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments con-tinue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can re-fer you to one in your area.

BUYING SHARES BY MAIL
You may also open an account and purchase shares by mail by completing the en-closed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or in-crease minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or refer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your finan-cial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your in-vestment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your finan-cial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distrib-utor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES
You may buy Class A shares at their public offering price on the day of pur-chase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for pro-viding you with ongoing service.

                                      ---

The following Class A sales charges and commissions apply:

CLASS A SALES CHARGES AND COMMISSIONS
-------------------------------------------------------------------------------

                                                                                 AUTHORIZED
                                                                                     DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                              AS % OF                                               AS % OF
                               PUBLIC                    AS % OF                     PUBLIC
                             OFFERING                   YOUR NET                   OFFERING
PURCHASE AMOUNT                 PRICE                 INVESTMENT                      PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000             4.20%                      4.38%                      3.70%
    $50,000-100,000             4.00                       4.18                       3.50
   $100,000-250,000             3.50                       3.63                       3.00
   $250,000-500,000             2.50                       2.56                       2.00
 $500,000-1,000,000             2.00                       2.04                       1.50
$1,000,000 and over              -(1)                          -                       -(1)

OTHER SALES CHARGE DISCOUNTS
Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

 . Rights of Accumulation

 . Letter of Intent

 . Group Purchase

Sales Charge Waivers

 . Nuveen Unit Trust Reinvestment

 . Purchases using Redemptions from Unrelated Funds

 . Fee-Based Programs

 . Bank Trust Departments

 . Certain Employees and Directors of Nuveen or Employees of Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES

You may buy Class B shares at their public offering price on the day of pur-chase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser a 4% commission at the time of purchase.

Class B shares convert automatically to Class A shares eight years after pur-chase. Class B shares will convert only if the fund is assured that the con-version does not generate tax consequences for investors, based upon the opin-ion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE
If you redeem Class B shares within six years of purchase, you will be as-sessed a contingent deferred sales charge (CDSC) based upon the following schedule:

                            DURING YEAR
-------------------------------------------------------------------------------------
           1           2           3           4           5           6           7+
-------------------------------------------------------------------------------------
CDSC       5%          4%          4%          3%          2%          1%          0%

The CDSC is calculated on the lower of your purchase price or redemption pro-ceeds.

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of pur-chase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser an ongoing sales commission. Nuveen advances the first year's service and distribution fees.

If you redeem your Class C shares within one year of purchase, you may be as-sessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you would qualify to purchase Class A shares without a sales charge, under certain of the programs described under "Other Sales Charge Dis-counts" above or meet certain other purchase size criteria. See the statement of additional information for more details. There are no sales charges or on-going distribution or service fees. Class R Shares have lower ongoing expenses than Class A shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable. You may also redeem shares through Schwab. See "How To Buy Fund Shares" above.

                                      ---

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER
You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE
Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on rec-ord. If you have established electronic funds transfer privileges on your ac-count, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your re-quest by having your redemption proceeds wired directly into your bank ac-count. See "Fund Direct--Electronic Funds Transfer" below.

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immedi-ately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL
You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC
When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that rep-resent an increase in the value of your fund account due to capital apprecia-tion, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as de-scribed in the statement of additional information.

ACCOUNT MINIMUMS
From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written no-tice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an invol-untary redemption.

EXCHANGING SHARES

You may exchange fund shares into an identically registered account at any time for the same class of shares in another Nuveen mutual fund that is avail-able within your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are ex-changing. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determin-ing any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.
                                      14---

RESTRICTIONS ON MARKET TIMING
The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other cir-cumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or ter-minate the exchange privilege, limit the amount or number of exchanges, or re-ject any exchange. You will be notified in the event this happens to the extent required by law.

OPTIONAL FEATURES AND SERVICES


SYSTEMATIC INVESTMENT
Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Di-rect--Electronic Funds Transfer" below), or directly from your paycheck. To in-vest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost aver-aging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to con-tinue investing in declining as well as rising markets before deciding to in-vest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING
The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. Theses annual returns do not reflect past or projected fund performance.

THE POWER OF SYSTEMATIC INVESTING

LOGO

SYSTEMATIC WITHDRAWALS
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually and may choose to re-ceive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must com-plete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

                                      ---

REINSTATEMENT PRIVILEGE
If you redeem fund shares, you may reinvest all or part of your redemption proceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstat-ed. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of ex-ercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER
You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation or the Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial ad-viser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular tele-phone redemption via Fund Direct, the fund may charge you a fee for this expe-dited service.

DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first busi-ness day of the following month.

PAYMENT AND REINVESTMENT OPTIONS
The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mu-tual fund. If you wish to do so, complete the appropriate section of the ac-count application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS
Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in municipal bonds from a specific state or in mu-nicipal bonds whose income is otherwise exempt from regular federal, state and local income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal, state and, in some cases, local income taxes. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a por-tion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you

                                      ---
sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capi-tal gain even though it reflects tax-free income earned but not yet distrib-uted by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS
If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION
In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be tax-able as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free in-come is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS
Tax-Free Yield

TAX RATE         4.00%               4.50%               5.00%                5.50%                6.00%
--------------------------------------------------------------------------------------------------------
28.0%            5.56%               6.25%               6.94%                7.64%                8.33%
31.0%            5.80%               6.52%               7.25%                7.97%                8.70%
36.0%            6.25%               7.03%               7.81%                8.59%                9.38%
39.6%            6.62%               7.45%               8.28%                9.11%                9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN


GENERAL INFORMATION

If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. After August 10, 1998 call (800) 257-8787.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS
If you are calling to purchase or redeem shares, request an exchange or con-duct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

(if mailed before August 10, 1998)
Nuveen Mutual Funds
P.O. Box 5330
Denver, CO 80217-5330

(if mailed on or after August 10, 1998)

Nuveen Investor Services

P.O. Box 5186

Bowling Green Station

New York, NY 10274-5186

When purchasing fund shares by mail, please be sure to include a check made out to the name of the fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are open-ing a new account; if you are adding to an existing account, Nuveen will as-sume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS


INVESTMENT ADVISER
Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is re-

                                      ---
sponsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Ad-visory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen, the principal underwriter of the Fund's shares, is the sponsor of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. It is also the principal underwriter for the shares of the Nuveen Exchange-Traded Funds. Established in 1976, Nuveen Advisory is a wholly-owned subsidi-ary of John Nuveen & Co. Incorporated, which itself is approximately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES
-------------------------------------------------------------------------------

AVERAGE DAILY NET ASSET
VALUE                       MANAGEMENT FEE
------------------------------------------
For the first $125 million         0.5500%
For the next $125 million          0.5375%
For the next $250 million          0.5250%
For the next $500 million          0.5125%
For the next $1 billion            0.5000%
For assets over $2 billion         0.4750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS
Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfo-lio managers of Nuveen Advisory and meets regularly to review economic condi-tions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the ex-ecution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Daniel S. Solender is the portfolio manager for the New York Fund, the New York Insured Fund and the Connecticut Fund. Mr. Solender has managed the New York funds since September 1994 and the Connecticut Fund since July 1, 1998. He is an Assistant Vice President of Nuveen Advisory. J. Thomas Futrell is a Vice President of Nuveen Advisory and the portfolio manager for the New Jersey Fund, effective July 1, 1998.

THE DISTRIBUTOR

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, includ-ing compensation paid to authorized dealers, each fund has adopted a distribu-tion and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT

Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder ac-counts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, will serve as transfer agent for the New York funds and the New Jersey Fund and Boston Financial, P.O. Box 8509, Boston, MA 02266-8509 will serve as transfer agent for the Connecticut Fund. until August 10, 1998. Chase Global Funds Services Company, P.O. Box 5186, New York, New York 10274-5186 will serve as transfer agent for each fund after that date.

Nuveen Advisory and the transfer agent rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the fund's service providers to adapt their systems to address this "year 2000 is-sue." Nuveen Advisory and the fund expect the necessary work to be completed no later than December 1999, although we can make no assurance with respect to the systems of the fund's service providers.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar in-vestment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publi-cations. See the statement of additional information for a more detailed dis-cussion. You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Ex-
                                      18---
change (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, subtracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for mu-nicipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfo-lio of investments and the shares of each class have equal rights as to vot-ing, redemption, dividends and liquidation. However, each class bears differ-ent sales charges and service fees.

Class C shares purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

The Trustees have approved a tax-free reorganization of the New Jersey Inter-mediate Municipal Bond Fund. That Fund will transfer all of its assets and li-abilities to the New Jersey Bond Fund in a tax-free exchange. The reorganiza-tion is subject to certain regulatory approvals and the approval of the Fund's shareholders. A meeting of the shareholders has been called for August 31, 1998. Further information regarding the proposed reorganization and the share-holder meeting are contained in a proxy statement that was mailed in June, 1998.

APPENDIX

SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discus-sion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an in-vestment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the statement of additional information for further in-formation.

CONNECTICUT

Connecticut is in the midst of a slow economic recovery from a recession that began in 1989 and ended in late 1992. Almost 65% of the state's recessionary employment loss has been recovered and the 1997 unemployment rate was 5.1%. While Connecticut ranks first among the states in per capita personal income ($36,263 in 1997), there are strong regional disparities in income. Connecti-cut has the highest tax-supported debt to personal income ratio in the nation, according to Moody's. Moderate economic growth is expected over the next sev-eral years.

Fiscal year 1997's general fund surplus allowed for a transfer of $96 million into the state's budget reserve (or rainy day) fund. This transfer brought the total balance of the fund to $336.9 million, still $130 million short of the state's 5% of net general fund appropriations. The largest factor affecting future revenue estimates is the effect of previously enacted corporate, per-sonal income, and inheritance tax cuts, which are being phased in. Revenue re-duction is expected to increase by $400 million from fiscal year 1999 to fis-cal year 2002. The state's general obligation bonds are rated Aa3 by Moody's and AA- by S&P.

Tax Treatment:
The Connecticut Fund's regular monthly dividends will not be subject to the Connecticut personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Connecticut municipal bonds or out of income earned on obligations of U.S. territories and posses-sions. The portion of the Connecticut Fund's monthly dividends that is attrib-utable to income earned on other obligations will be subject to the Connecti-cut personal income tax. You also will be subject to Connecticut personal in-come tax to the extent the Connecticut Fund distributes any taxable income or realized capital gains (other than capital gains on Connecticut municipal bonds), or if you sell or exchange Connecticut Fund shares and realize a capi-tal gain on the transaction.

The treatment of corporate shareholders of the Connecticut Fund differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

NEW YORK

New York State has historically been one of the wealthiest states in the na-tion. For decades, however, the State's economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes in-
volving migration of the more affluent to the sub     -

                                      ---
urbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The State has for many years had a very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the deci-sions of some businesses and individuals to relocate outside, or not locate within, the State.

The State's economy remains more reliant on the securities industry than is the national economy. As a result, the State remains susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels. 1997 per capita personal income was $30,752 and the 1997 unemployment rate was 6.4%.

The State has projected continued moderate economic growth within New York during 1998 and 1999, although growth rates will lessen gradually during the course of the two years. Personal income growth is expected to be modest but below 1997 levels largely because increases in 1998 year-end bonuses are ex-pected to be lower.

The State expects to end its 1997-98 fiscal year with an operating surplus of approximately $1.8 billion. The State Legislature enacted the State's 1997-98 fiscal year budget on August 4, 1997, more than four months after the start of that fiscal year.

As of January 20, 1998, the updated 1997-98 State Financial Plan (the "Plan") projected total general fund receipts of $35.2 billion and disbursements of $35.2 billion, representing increases in receipts and disbursements of $2.15 billion and $2.27 billion over 1996-97 fiscal year. The Plan projected a Gen-eral Fund balance of approximately $465 million at the close of the 1997-98 fiscal year.

The Governor issued a proposed State budget for the 1998-99 fiscal year on January 20, 1998, which projected a balanced general fund and receipts and disbursements of $36.22 billion and $36.18 billion, respectively. As of May 11, 1998, the State legislature had not yet enacted, nor had the Governor and the legislature reached an agreement on, the budget for the 1998-99 fiscal year commencing on April 1, 1998. The Governor and the State's legislature have agreed on or proposed a series of short-term stopgap spending measures to fund state payrolls and advances to certain municipalities and certain state programs. The delay in the enactment of the budget may negatively affect cer-tain proposed actions and reduce projected savings.

On June 4, 1997, New York City adopted a 1998 fiscal year budget, which pro-vided for $33.4 billion in spending. Due to increased tax revenues resulting from increased Wall Street profits and tourism, New York City has estimated that it may end the 1998 fiscal year with a surplus of $2.0 billion. On April 24, 1998, the Mayor outlined his proposed $34.1 billion Executive Budget. The Mayor's proposed budget called for $595 million in additional spending cuts at City agencies and a continuation of the personal income tax surcharge which is due to expire. The 1998-99 budget proposal includes several tax reductions in-cluding the elimination of the City's sales tax on all clothing and shoe pur-chases under $110.

The Governor and the legislature have not agreed upon the level of State aid to the City during the 1999 fiscal year and there can be no assurances that further cuts will not be necessary to close additional budget gaps once a state budget is adopted. If State or Federal aid in later years is less than the level projected in the Mayor's proposal, projected savings may be nega-tively impacted and the Mayor may be required to propose significant addi-tional spending reductions or tax increases to balance the City's budget for the 1999 and later fiscal years. If the State, the State Agencies, New York City, other municipalities or school districts were to suffer serious finan-cial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of a default, the market price of Municipal Obligations issued by such entities could be adversely affected.

On March 5, 1997, New York Governor George Pataki signed legislation creating The New York City Transitional Finance Authority, which is authorized to issue up to $7.5 billion in bonds for capital spending by New York City. The City had faced limitations on its borrowing capacity after 1998 under the State's Constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The first is-suance of TFA debt occurred in October 1997.


Tax Treatment.
The New York Funds' regular monthly dividends will not be subject to New York state or New York city personal income taxes to the extent they are paid out of income earned on New York municipal bonds or out of income earned on obli-gations of U.S. territories and possessions. The portion of the New York Funds' monthly dividends that is attributable to income earned on other obli-gations will be subject to the New York state or the New York city personal income taxes. You also will be subject to New York state and New York city personal income taxes to the extent the New York Funds distribute any taxable income or realized capital gains, or if you sell or exchange shares of the New York Funds and realize a capital gain on the transaction.

The treatment of corporate and unincorporated business shareholders of the New York Funds differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

NEW JERSEY
New Jersey has a diversified economic base comprised of various manufacturing, construction and service industries. New Jersey ranks second among the states in per cap-

ita personal income which was $32,654 in 1997. While the national recession adversely affected the State's employment rate, New Jersey's economy has since been accelerating and 1997 unemployment rate was 5.1%.

                                      ---

The 1997 fiscal year audited general fund and available revenues were $17.4 billion against appropriations of $16.4 billion. The general fund surplus to-taled $281 million in fiscal year 1997. New Jersey's general obligation bonds are rated Aa1 by Moody's and AA+ by Standard and Poor's.

Tax Treatment.

The New Jersey Fund's regular monthly dividends will not be subject to New Jer-sey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or U.S. gov-ernment securities. You will be subject to New Jersey gross income tax, howev-er, to the extent the New Jersey Fund distributes any taxable income. If you realize a capital gain on the sale or exchange of shares of the New Jersey Fund, you will not be subject to New Jersey gross income tax. If you realize a capital loss on the sale or exchange of shares of the New Jersey Fund, you may not use the loss to offset other New Jersey taxable capital gains.

The treatment of corporate shareholders of the New Jersey Fund differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

                                      ---

     Nuveen
     Family of Mutual Funds




                                  Nuveen offers a variety of mutual funds
                                  designed to help you reach your financial goals. The funds below are grouped by investment objective.

                                  Growth
                                  Nuveen Rittenhouse Growth Fund

                                  Growth and Income
                                  European Value Fund
                                  Growth and Income Stock Fund
                                  Balanced Stock and Bond Fund
                                  Balanced Municipal and Stock Fund

                                  Tax-Free Income

                                  National Municipal Bond Funds

                                  Long-term
                                  Insured Long-term
                                  Intermediate-term
                                  Limited-term

                                  State Municipal Bond Funds

                                  Arizona       Louisiana         North Carolina
                                  California/1/ Maryland          Ohio
                                  Colorado      Massachusetts/1/  Pennsylvania
                                  Connecticut   Michigan          Tennessee
                                  Florida       Missouri          Virginia
                                  Georgia       New Jersey        Wisconsin
                                  Kansas        New Mexico
                                  Kentucky/2/   New York/1/






NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227                    1. Long-term and insured long-term portfolios.
www.nuveen.com                    2. Long-term and limited-term portfolios.

                                                                    VPR-MS3-6/98

[NUVEEN LOGO]

Municipal
Bond Funds



June 29, 1998

Prospectus


Dependable, tax-free income
to help you keep more of
what you earn.




[PHOTO APPEARS HERE]




New Jersey
Intermediate

Investing in Nuveen Mutual Funds




Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

                    Nuveen Flagship New Jersey Intermediate Municipal Bond Fund


                    JUNE 29, 1998

                    PROSPECTUS

                    Overview

                    The fund listed above is part of the Nuveen Flagship Multistate Trust II, an open-end investment company. The fund seeks to provide high double or triple tax-free income and preservation of capital through in-vestments in a diversified portfolio of quality munic-ipal bonds whose income is exempt from regular feder-al, state and, in some cases, local income taxes.

                    The fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

                    This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the fund in the statement of additional information which is part of this pro-spectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

                    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EX-CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    Contents

                     1 OVERVIEW

                                                 DIVIDENDS AND TAXES

                     2 FUND SUMMARIES AND FINANCIAL HIGHLIGHTS

                                                 18 How the Fund Pays Divi-
                                                 dends

                     FUND STRATEGIES


                     12 Investment Objective     18 Taxes and Tax Reporting


                                                 19 Taxable Equivalent Yields

                     12 How the Fund Selects Investments


                     13 Risk Reduction StrategiesGENERAL INFORMATION


                                                 19 How to Contact Nuveen
                     INVESTING IN THE FUND


                     14 How to Buy Fund Shares   19 Fund Service Providers

                                                 20 How the Fund Reports Per-
                                                 formance
                     14 How to Select a Purchase Option


                     16 How to Sell Fund Shares

                                                 20 How Fund Shares Are Priced

                     16 Exchanging Shares


                                                 20 Organization
                     17 Optional Features and Services


                                                 APPENDIX

                                                 21 Special State Considera-
                                                 tions


                                      ---

Nuveen Flagship New Jersey Intermediate Municipal Bond Fund

                  PERFORMANCE INFORMATION AS OF 2/28/98

INCEPTION: September 16, 1992

NET ASSETS: $11 million

TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                        CLASS A               CLASS A
                  (OFFER PRICE)                 (NAV)               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
1 Year                    3.78%                 7.00%                 6.63%                 7.34%
5 Years                   4.89%                 5.53%                 5.17%                 5.60%
Inception                 5.99%                 6.58%                 6.21%                 6.65%

Class A total returns reflect actual performance for all periods; Classes C and R total returns reflect Class A performance for all periods, adjusted for the differences in sales charges and fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

[BAR CHART APPEARS HERE]

Average Maturity        7.4

Average
Modified Duration       5.1


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB/NR     25%
AA         21%
A          17%
AAA        37%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Other                    16%
Health Care              21%
Tax Obligation
 (Limited)               24%
Tax Obligation
 (General)               18%
Industrial Development   14%
Education and Civic
 Organizations            7%



                    EXPENSE INFORMATION AS OF 2/28/98

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS C CLASS R
--------------------------------------------------------------------------------
Sales Charge on Purchases                               3.00%(1)       -       -
Sales Charge on Reinvested Dividends                           -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions      -(1)   1%(2)       -

OVERVIEW OF FUND OPERATING EXPENSES (3)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                              CLASS A                         CLASS C                         CLASS R
-----------------------------------------------------------------------------------------------------
 Management Fees                0.55%                           0.55%                           0.55%
 12b-1 Fees                     0.20%                           0.75%                               -
 Other Expenses                 0.79%                           0.73%                           0.78%
-----------------------------------------------------------------------------------------------------
 Total (Gross)                  1.54%                           2.03%                           1.33%
 Waivers/
 Reimbursements               (0.90%)                         (0.84%)                         (0.87%)
-----------------------------------------------------------------------------------------------------
 Total (Net)                    0.64%                           1.19%                           0.46%

SUMMARY OF SHAREHOLDER EXPENSES (4)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD              CLASS A                         CLASS C                         CLASS R
---------------------------------------------------------------------------------------------------
1 Year                          $36                             $12                              $5
3 Years                         $50                             $38                             $15
5 Years                         $65                             $65                             $26
10 Years                       $107                            $144                             $58

                                      ---

                           FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS                        OPERATING PERFORMANCE     LESS DISTRIBUTIONS
(INCEPTION DATE)            ----------------------- ------------------------
NEW JERSEY INTERMEDIATE
                                                NET
                        NET            REALIZED AND  DIVIDENDS                  NET
                      ASSET              UNREALIZED  FROM TAX-                ASSET     TOTAL
                      VALUE        NET  GAIN (LOSS) EXEMPT NET DISTRIBUTIONS  VALUE RETURN ON
YEAR ENDED        BEGINNING INVESTMENT         FROM INVESTMENT  FROM CAPITAL END OF NET ASSET
FEBRUARY 28/29,   OF PERIOD INCOME (A)  INVESTMENTS     INCOME         GAINS PERIOD VALUE (B)
----------------------------------------------------------------------------------------------
CLASS A (9/92)**
1998                 $10.30       $.50         $.20   $(.50)       $  -      $10.50      7.00%
1997 (c)              10.14        .38          .16    (.38)          -       10.30      5.41
1996 (d)              10.25        .51        (.11)    (.51)          -       10.14      3.89
1995 (d)              10.04        .50          .22    (.51)          -       10.25      7.42
1994 (d)              10.15        .53        (.10)    (.52)       (.02)***   10.04      4.27
1993 (e)               9.70        .34          .45    (.34)          -       10.15     11.07*
CLASS C (3/97)
1998 (f)              10.28        .45          .24    (.45)          -       10.52      6.84
CLASS R (3/97)
1998 (f)              10.28        .52          .24    (.53)          -       10.51      7.55
CLASS                        RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)  -------------------------------------------------
NEW JERSEY INTERMEDIATE
                                                  RATIO
                                                 OF NET
                                   RATIO OF  INVESTMENT
                                   EXPENSES   INCOME TO
                                 TO AVERAGE     AVERAGE
                                 NET ASSETS  NET ASSETS
                  NET ASSETS END      AFTER       AFTER  PORTFOLIO
YEAR ENDED             OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
FEBRUARY 28/29,   (IN THOUSANDS)   MENT (A)    MENT (A)       RATE
----------------------------------------------------------------------------------------------
CLASS A (9/92)**
1998                      $9,369        .64%       4.83%         9%
1997 (c)                   7,011        .68*       4.94*        11
1996 (d)                   8,318        .60        4.90         17
1995 (d)                   9,217        .69        5.04         35
1994 (d)                   9,321        .16        5.10         27
1993 (e)                   5,649        .40*       4.84*        29
CLASS C (3/97)
1998 (f)                     980       1.19*       4.29*         9
CLASS R (3/97)
1998 (f)                     198        .46*       4.99*         9

-------------------------------------------------------------------------------

  * Annualized.

 ** Information included prior to the nine months ended February 28, 1997, re-flects the financial highlights of Flagship New Jersey Intermediate.

*** The amount shown reflects a distribution in excess of capital gains.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c) For the nine months ending February 28.

(d) For the fiscal year ended May 31.

(e) From commencement of operations as noted through May 31.

(f) From commencement of class operations as noted.


NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of .75% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) Imposed only on redemptions within 12 months of purchase.

(3) Long-term holders of Class C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Asso-ciation of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.
(4) The expenses shown assume that you redeem your shares at the end of each holding period. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This exam-ple does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the fund will achieve its investment objective.

INVESTOR SUITABILITY

The fund is a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The fund is not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

HOW THE FUND SELECTS INVESTMENTS


TAX-FREE MUNICIPAL BONDS

The fund invests substantially all of its assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be re-paid from any revenue source; revenue bonds may be repaid only from the reve-nues of a specific facility or source.

FOCUS ON QUALITY MUNICIPAL BONDS

The fund purchases only quality municipal bonds that are either rated invest-ment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the fund's in-vestment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes.

The fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to re-duce this risk, the fund will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the rat-ings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects mu-nicipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The ad-viser then monitors the fund's portfolio to assure that municipal bonds pur-chased continue to represent over time, in its opinion, the best values avail-able.

PORTFOLIO MATURITY

The fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an invest-ment portfolio with an overall weighted average maturity within a defined range. The fund maintains a weighted average portfolio maturity of 5 to 10 years.




PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund intends to keep portfolio turnover rela-tively low in order to reduce trading costs and the realization of taxable capital gains. The fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS

The fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

                                      ---

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obliga-tion to make interest and principal payments. In general, lower rated munici-pal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current in-come, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the fund primarily purchases municipal bonds from a specific state, the fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio.

The fund limits your investment risk generally by restricting the types and maturities of municipal bonds it purchases, and by diversifying its investment portfolios across different industry sectors. The fund should be considered a long-term investment and may not be suitable for investors with short-term in-vestment horizons.

INVESTMENT LIMITATIONS

The fund has adopted certain investment limitations (based on total fund as-sets) designed to limit your investment risk and maintain portfolio diversifi-cation. The fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

DEFENSIVE INVESTMENT STRATEGIES

The fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, the fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the fund may invest up to 100% as a temporary defensive measure in response to adverse market con-ditions. During temporary defensive periods, the weighted average maturity of the fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the fund may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

The fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the fund's investment adviser, cor-relate with the prices of the fund's investments. The fund, however, has no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES

The fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," and "Risk Reduction Strategies" is funda-mental and may not be changed without the approval of a majority of the share-holders of the fund.

INVESTING IN THE FUND

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will re-ceive the next business day's share price.

The fund has authorized Charles Schwab & Co.'s Mutual Fund Marketplace(R) to accept purchase and sale orders on its behalf. Schwab may designate financial advisers to accept purchase and sale orders in its behalf. The fund will be deemed to have received a purchase or redemption order when Schwab or a desig-nated financial adviser accepts that order. The price of the shares you buy or sell will be the fund's net asset value next calculated after your order is accepted.

BUYING SHARES THROUGH A FINANCIAL ADVISER
You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial ad-visers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments con-tinue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can re-fer you to one in your area.

                                      ---

BUYING SHARES BY MAIL

You may also open an account and purchase shares by mail by completing the en-closed Nuveen application and mailing it along with your check (payable to the fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

The fund reserves the right to reject any purchase order and waive or increase minimum investment requirements. The fund also reserves the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The fund offers you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or refer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the three available ways to purchase fund shares is called a class of shares: Class A, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each en-titles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your finan-cial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your in-vestment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the fund. Please refer to your financial adviser's sales material for further information. Each class of shares is de-scribed in more detail below and under "Fund Service Providers--The Distribu-tor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES
You may buy Class A shares at their public offering price on the day of pur-chase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for pro-viding you with ongoing service.

The following Class A sales charges and commissions apply:

CLASS A SALES CHARGES AND COMMISSIONS
-------------------------------------------------------------------------------

                                                                                 AUTHORIZED
                                                                                     DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                              AS % OF                                               AS % OF
                               PUBLIC                    AS % OF                     PUBLIC
                             OFFERING                   YOUR NET                   OFFERING
PURCHASE AMOUNT                 PRICE                 INVESTMENT                      PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000             3.00%                      3.09%                      2.50%
    $50,000-100,000             2.50                       2.56                       2.00
   $100,000-250,000             2.00                       2.04                       1.50
   $250,000-500,000             1.50                       1.52                       1.25
 $500,000-1,000,000             1.25                       1.27                       1.00
$1,000,000 and over              -(1)                          -                       -(1)

(1) Nuveen pays authorized dealers a commission equal to the sum of 0.75% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.50% of any amount over $5 million. Unless the authorized dealer waived the com-mission, you may be assessed a contingent deferred sales charge (CDSC) of 0.75% if you redeem any of your shares within 18 months of purchase.
    The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized deal-ers and may pay them the full applicable sales charge as a commission. In ad-dition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain cir-cumstances, Nuveen may also make ongoing payments to authorized dealers to fa-cilitate the marketing and administration of new and existing shareholder ac-counts, including payments for advertising that features the products and services of both parties. The statement of additional information contains further information about these programs.

OTHER SALES CHARGE DISCOUNTS
Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

 . Rights of Accumulation

 . Letter of Intent

 . Group Purchase

Sales Charge Waivers

 . Nuveen Unit Trust Reinvestment

 . Purchases using Redemptions from Unrelated Funds

 . Fee-Based Programs

 . Bank Trust Departments

 . Certain Employees and Directors of Nuveen or Employees of Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser

                                      ---
can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligi-bility for any sales charge reduction or waiver at the time of each purchase.

The fund may modify or discontinue these programs at any time upon written no-tice to shareholders.

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of pur-chase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser an ongoing sales commission. Nuveen advances the first year's service and distribution fees.

If you redeem your Class C shares within one year of purchase, you may be as-sessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you would qualify to purchase Class A shares without a sales charge, under certain of the programs described under "Other Sales Charge Dis-counts" above or meet certain other purchase size criteria. See the statement of additional information for more details. There are no sales charges or on-going distribution or service fees. Class R shares have lower ongoing expenses than Class A shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The fund does not charge any redemption fees, although you will be assessed a CDSC where applicable. You may also redeem shares through Schwab. See "How To Buy Fund Shares" above.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER
You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE
Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on rec-ord. If you have established electronic funds transfer privileges on your ac-count, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your re-quest by having your redemption proceeds wired directly into your bank ac-count. See "Fund Direct--Electronic Funds Transfer" below.

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immedi-ately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL
You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

The fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary cir-cumstances as described in the statement of additional information.

                                      ---

OPERATION OF THE CDSC

When you redeem Class A or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an in-crease in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption pro-ceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

ACCOUNT MINIMUMS

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days written no-tice if the value of your account falls below an established minimum. The fund presently has set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

EXCHANGING SHARES

You may exchange fund shares into an identically registered account at any time for the same class of shares in another Nuveen mutual fund that is available within your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Con-tact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are ex-changing. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determin-ing any future CDSC.

Because an exchange is treated for tax purposes as the concurrent sale and pur-chase of fund shares, you should consult your tax adviser about the tax conse-quences of any contemplated exchange. The fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING

The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other cir-cumstances where the fund's investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or ter-minate the exchange privilege, limit the amount or number of exchanges, or re-ject any exchange. You will be notified in the event this happens to the extent required by law.

OPTIONAL FEATURES AND SERVICES


SYSTEMATIC INVESTMENT
Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Di-rect--Electronic Funds Transfer" below), or directly from your paycheck. To in-vest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost aver-aging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to con-tinue investing in declining as well as rising markets before deciding to in-vest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING
The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. Theses annual returns do not reflect past or projected fund performance.

THE POWER OF SYSTEMATIC INVESTING

LOGO

                                      ---

SYSTEMATIC WITHDRAWALS
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to re-ceive payments monthly, quarterly, semi-annually or annually and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE
If you redeem fund shares, you may reinvest all or part of your redemption proceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstat-ed. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of ex-ercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER
You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation or the Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial ad-viser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular tele-phone redemption via Fund Direct, the fund may charge you a fee for this expe-dited service.

DIVIDENDS AND TAXES

HOW THE FUND PAYS DIVIDENDS

The fund pays tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The fund declares dividends on or about the ninth of each month and generally pays dividends on the first busi-ness day of the following month.

PAYMENT AND REINVESTMENT OPTIONS

The fund automatically reinvests your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mu-tual fund. If you wish to do so, complete the appropriate section of the ac-count application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS

The fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, the fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

The fund primarily invests in municipal bonds from a specific state or in mu-nicipal bonds whose income is otherwise exempt from regular federal, state and local income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal, state and, in some cases, local income taxes. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the fund does not seek to realize taxable income or capital gains, the fund may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. The fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the

                                      ---
preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a por-tion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or ex-change fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS
If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION
In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be tax-able as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free in-come is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS
Tax-Free Yield

TAX RATE         4.00%               4.50%               5.00%                5.50%                6.00%
--------------------------------------------------------------------------------------------------------
28.0%            5.56%               6.25%               6.94%                7.64%                8.33%
31.0%            5.80%               6.52%               7.25%                7.97%                8.70%
36.0%            6.25%               7.03%               7.81%                8.59%                9.38%
39.6%            6.62%               7.45%               8.28%                9.11%                9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN


GENERAL INFORMATION

If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. After August 10, 1998, call (800) 257-8787.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS
If you are calling to purchase or redeem shares, request an exchange or con-duct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

(if mailed before August 10, 1998)
Nuveen Mutual Funds
P.O. Box 5330
Denver, CO 80217-5330

(if mailed on or after August 10, 1998)

Nuveen Investor Services

P.O. Box 5186

Bowling Green Station

New York, NY 10274-5186

When purchasing fund shares by mail, please be sure to include a check made out to the name of the fund and mark

                                      ---
clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are opening a new account; if you are adding to an existing account, Nuveen will assume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS


INVESTMENT ADVISER

Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in the fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The fund's Board of Trustees oversees the activities of Nuveen Advisory, which also includes managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen, the principal underwriter of the Fund's shares, is the sponsor of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. It is also the principal under-writer for the shares of the Nuveen Exchange-Traded Funds. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incor-porated, which itself is approximately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Re-sources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES
-------------------------------------------------------------------------------

AVERAGE DAILY NET ASSET
VALUE                       MANAGEMENT FEE
------------------------------------------
For the first $125 million         0.5500%
For the next $125 million          0.5375%
For the next $250 million          0.5250%
For the next $500 million          0.5125%
For the next $1 billion            0.5000%
For assets over $2 billion         0.4750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS

Overall investment management strategy and operating policies for the fund are set by the Investment Policy Committee of Nuveen Advisory. The Investment Pol-icy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the munici-pal markets in particular. Day-to-day operation of the fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

J. Thomas Futrell is a Vice President of Nuveen Advisory and the portfolio manager for the fund.

THE DISTRIBUTOR

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, includ-ing compensation paid to authorized dealers, the fund has adopted a distribu-tion and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes the fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A and C shares outstanding and annual dis-tribution fees of 0.55%, on the average daily net assets of Class C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class C shares, Nuveen retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The state-ment of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT

The fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder ac-counts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, will serve as transfer agent for the fund until August 10, 1998. Chase Global Funds Services Company, P.O. Box 5186, New York, New York 10274-5186 will serve as transfer agent for each fund after that date.

Nuveen Advisory and the transfer agent rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the fund's service providers to adapt their systems to address this "year 2000 is-sue." Nuveen Advisory and the fund expect the necessary work to be completed no later than December 1999, although we can make no assurance with respect to the systems of the fund's service providers.

HOW THE FUND REPORTS PERFORMANCE

The fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The fund may also compare its investment results to various passive indices or other mutual funds with similar invest-ment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publi-cations. See the statement of additional information for a more detailed dis-cussion. You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

                                      ---

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, sub-tracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in the fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for mu-nicipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfo-lio of investments and the shares of each class have equal rights as to vot-ing, redemption, dividends and liquidation. However, each class bears differ-ent sales charges and service fees.

Class C shares purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The fund is not required to and does not intend to hold annual meetings. Shareholders owning ten percent or more of the fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

The Trustees have approved a tax-free reorganization of the New Jersey Inter-mediate Municipal Bond Fund. That Fund will transfer all of its assets and li-abilities to the New Jersey Bond Fund in a tax-free exchange. The reorganiza-tion is subject to certain regulatory approvals and the approval of the Fund's shareholders. A meeting of the shareholders has been called for August 31, 1998. Further information regarding the proposed reorganization and the share-holder meeting are contained in a proxy statement that was mailed in June, 1998.

APPENDIX

SPECIAL STATE CONSIDERATIONS

Because the fund primarily purchases municipal bonds from a specific state, the fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discus-sion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the fund. The discussion includes general state tax information related to an in-vestment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the statement of additional information for further in-formation.


NEW JERSEY

New Jersey has a diversified economic base comprised of various manufacturing, construction and service industries. New Jersey ranks second among the states in per capita personal income which was $32,654 in 1997. While the national recession adversely affected the State's employment rate, New Jersey's economy has since been accelerating and the 1997 unemployment rate was 5.1%.

The 1997 fiscal year audited general fund revenues were $17.4 billion against appropriations of $16.4 billion. The general fund surplus totaled $281 million in fiscal year 1997. New Jersey's general obligation bonds are rated Aa1 by Moody's and AA+ by Standard and Poor's.

Tax Treatment.

The fund's regular monthly dividends will not be subject to New Jersey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or U.S. government securities. You will be subject to New Jersey gross income tax, however, to the extent the New Jersey fund distributes any taxable income. If you realize a capital gain on the sale or exchange of shares of the fund, you will not be subject to New Jersey gross income tax. If you realize a capital loss on the sale or exchange of shares of the fund, you may not use the loss to offset other New Jersey taxable capital gains.

The treatment of corporate shareholders of the fund differs from that de-scribed above. Corporate shareholders should refer to the statement of addi-tional information for more detailed information and are urged to consult their tax adviser.

                                      ---

     Nuveen
     Family of Mutual Funds




                                Nuveen offers a variety of mutual funds
                                designed to help you reach your financial goals. The funds below are grouped by investment objective.

                                Growth
                                Nuveen Rittenhouse Growth Fund

                                Growth and Income
                                European Value Fund
                                Growth and Income Stock Fund
                                Balanced Stock and Bond Fund
                                Balanced Municipal and Stock Fund

                                Tax-Free Income

                                National Municipal Bond Funds

                                Long-term
                                Insured Long-term
                                Intermediate-term
                                Limited-term

                                State Municipal Bond Funds

                                Arizona        Louisiana         North Carolina
                                California/1/  Maryland          Ohio
                                Colorado       Massachusetts/1/  Pennsylvania
                                Connecticut    Michigan          Tennessee
                                Florida        Missouri          Virginia
                                Georgia        New Jersey        Wisconsin
                                Kansas         New Mexico
                                Kentucky/2/    New York/1/






NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227                  1. Long-term and insured long-term portfolios.
www.nuveen.com                  2. Long-term and limited-term portfolios.

[NUVEEN LOGO]

Municipal
Bond Funds



June 29, 1998

Prospectus


Dependable, tax-free income
to help you keep more of
what you earn.




[PHOTO APPEARS HERE]




California

Investing in Nuveen Mutual Funds




Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

                    Nuveen California Municipal Bond Fund
                    Nuveen California Insured Municipal Bond Fund

                    JUNE 29, 1998

                    PROSPECTUS

                    Overview

                    The funds listed above are part of the Nuveen Flagship Multistate Trust II, an open-end investment company. Each fund seeks to provide high double or triple tax-free income and preservation of capital through in-vestments in diversified portfolios of quality munici-pal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

                    Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

                    This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this pro-spectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

                    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUD-ING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVEST-ED.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EX-CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    Contents

                     1 OVERVIEW

                     2 FUND SUMMARIES AND
                       FINANCIAL HIGHLIGHTS

                     FUND STRATEGIES

                     6 Investment Objective

                     6 How the Funds Select Investments

                     7 Risk Reduction Strategies

                     INVESTING IN THE FUNDS

                     8 How to Buy Fund Shares

                     8 How to Select a Purchase Option

                     9 How to Sell Fund Shares

                    10 Exchanging Shares

                    10 Optional Features and Services

                    DIVIDENDS AND TAXES

                    11 How the Funds Pay Dividends

                    12 Taxes and Tax Reporting

                    12 Taxable Equivalent Yields

                    GENERAL INFORMATION

                    13 How to Contact Nuveen

                    13 Fund Service Providers

                    14 How the Funds Report Performance

                    14 How Fund Shares are Priced

                    14 Organization

                    APPENDIX

                    14 Special State Considerations


                                      ---

Nuveen California Municipal Bond Fund

                  PERFORMANCE INFORMATION AS OF 2/28/98

INCEPTION: July 1, 1986

NET ASSETS: $252 million

TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 4.33%           8.87%           8.08%           8.36%           8.99%
5 Years                4.94%           5.85%           5.19%           5.18%           6.16%
10 Years               7.13%           7.60%           7.02%           6.86%           7.89%
Inception              6.97%           7.36%           6.85%           6.62%           7.65%

Class R total returns reflect actual performance for all periods; Classes A and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R perfor-mance for all periods, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Over-view of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           22.7
Average Modified Duration   6.6


CREDIT QUALITY

[PIE CHART APPEARS HERE]

AAA     47%
AA       8%
A       19%
BBB/NR  26%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

U.S. Guaranteed           17%
Housing (Single Family)   11%
Housing (Multifamily)     15%
Tax Obligation (Limited)  25%
Health Care               12%
Other                     20%


                       EXPENSE INFORMATION AS OF 2/28/98

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Chargeon Purchases                         4.20%(1)       -       -       -
Sales Chargeon Reinvested Dividends                     -       -       -       -
ContingentDeferred Sales Charge (CDSC)on
Redemptions                                          -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                             CLASS A           CLASS B           CLASS C           CLASS R
------------------------------------------------------------------------------------------
 Management Fees               0.54%             0.54%             0.54%             0.54%
 12b-1 Fees                    0.20%             0.95%             0.75%                 -
 Other                         0.16%             0.17%             0.16%             0.16%
------------------------------------------------------------------------------------------
 Total (Gross)                 0.90%             1.66%             1.45%             0.70%
 Waivers/
 Reimbursements                    -                 -                 -                 -
------------------------------------------------------------------------------------------
 Total Expenses (Net)          0.90%             1.66%             1.45%             0.70%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $51                   $56                   $15                    $7
3 Years                    $69                   $84                   $46                   $22
5 Years                    $90                  $102                   $79                   $39
10 Years                  $148                  $176                  $174                   $87

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS                 OPERATING PERFORMANCE              LESS DISTRIBUTIONS
(INCEPTION      ---------------------------------  --------------------------------
DATE)
CALIFORNIA
                                              NET
                      NET            REALIZED AND   DIVIDENDS                   NET
                    ASSET              UNREALIZED   FROM TAX-                 ASSET     TOTAL
YEAR ENDED          VALUE        NET  GAIN (LOSS)  EXEMPT NET DISTRIBUTIONS   VALUE RETURN ON
FEBRUARY        BEGINNING INVESTMENT         FROM  INVESTMENT  FROM CAPITAL  END OF NET ASSET
28/29,          OF PERIOD INCOME (A)  INVESTMENTS      INCOME         GAINS  PERIOD VALUE (B)
----------------------------------------------------------------------------------------------
CLASS A (9/94)
1998               $10.58       $.55        $ .37      $(.55)         $(.04) $10.91      8.87%
1997                10.58        .55         (.01)      (.54)             -   10.58     5.29
1996                10.10        .55          .47       (.54)             -   10.58     10.36
1995(c)             10.21        .27         (.03)      (.28)          (.07)  10.10      2.52
CLASS B (3/97)
1998(c)             10.56        .46          .41       (.47)          (.04)  10.92      8.39
CLASS C (9/94)
1998                10.58        .49          .38       (.49)          (.04)  10.92      8.36
1997                10.58        .47         (.01)      (.46)             -   10.58      4.53
1996                10.10        .47          .47       (.46)             -   10.58      9.53
1995(c)             10.04        .22          .13       (.22)          (.07)  10.10      3.71
CLASS R (7/86)
1998                10.61        .57          .36       (.57)          (.04)  10.93      8.99
1997                10.60        .57          .01       (.57)             -   10.61      5.67
1996                10.13        .58          .46       (.57)             -   10.60     10.54
1995                10.74        .58         (.53)      (.59)          (.07)  10.13       .78
1994                10.85        .60         (.05)      (.60)          (.06)  10.74      5.08
1993                10.14        .63          .71       (.63)             -   10.85     13.66
1992(d)              9.92        .43          .22       (.43)             -   10.14      6.61
1991(e)              9.79        .64          .13       (.64)             -    9.92      8.16
1990(e)              9.85        .64         (.06)      (.64)             -    9.79      6.14
1989(e)              9.24        .65          .61       (.65)             -    9.85     14.12
CLASS               RATIOS/SUPPLEMENTAL DATA:
(INCEPTION      -------------------------------------------------
DATE)
CALIFORNIA
                                                RATIO
                                               OF NET
                                 RATIO OF  INVESTMENT
                                 EXPENSES   INCOME TO
                               TO AVERAGE     AVERAGE
                               NET ASSETS  NET ASSETS
YEAR ENDED      NET ASSETS END      AFTER       AFTER  PORTFOLIO
FEBRUARY             OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
28/29,          (IN THOUSANDS)   MENT (A)    MENT (A)       RATE
----------------------------------------------------------------------------------------------
CLASS A (9/94)
1998                   $29,125        .90%       5.11%        45%
1997                    20,571        .94        5.16         74
1996                    12,709        .96        5.27         36
1995(c)                  3,146       1.00*       5.81*        32
CLASS B (3/97)
1998(c)                  2,324       1.66*       4.31*        45
CLASS C (9/94)
1998                     4,061       1.45        4.56         45
1997                     1,003       1.67        4.44         74
1996                       684       1.71        4.52         36
1995(c)                    200       1.75*       5.03*        32
CLASS R (7/86)
1998                   216,309        .70        5.31         45
1997                   214,253        .70        5.41         74
1996                   216,390        .71        5.53         36
1995                   208,080        .71        5.83         32
1994                   218,430        .73        5.47         19
1993                   183,215        .71        6.05          5
1992(d)                133,377        .67*       6.30*         -
1991(e)                107,508        .69        6.48         15
1990(e)                 78,704        .69        6.51          8
1989(e)                 52,048        .75        6.79         22

-------------------------------------------------------------------------------

* Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

(d) For the eight months ended February 29.

(e) For the fiscal year ended June 30.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under Na-tional Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net as-sets.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

Nuveen California Insured Municipal Bond Fund

                  PERFORMANCE INFORMATION AS OF 2/28/98

INCEPTION:   July 1, 1986
NET ASSETS:  $234 million

TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 4.09%           8.66%           7.82%           7.96%           8.86%
5 Years                4.87%           5.78%           5.00%           4.94%           6.00%
10 Years               7.18%           7.65%           7.03%           6.82%           7.89%
Inception              6.82%           7.21%           6.70%           6.39%           7.46%

Class R total returns reflect actual performance for all periods; Classes A and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R perfor-mance for all periods, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and five year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           22.7
Average Modified Duration   6.1


CREDIT QUALITY

[PIE CHART APPEARS HERE]

Escrowed  22%
Insured   78%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

U.S. Guaranteed               23%
Tax Obligation (General)       8%
Tax Obligation (Limited)      36%
Housing (Multifamily)          8%
Housing (Single Family)        7%
Other                         18%


                       EXPENSE INFORMATION AS OF 2/28/98

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales Charge (CDSC) on
Redemptions                                          -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.54%                 0.54%                 0.54%                 0.54%
12b-1 Fee                 0.20%                 0.95%                 0.75%                     -
Other                     0.16%                 0.17%                 0.16%                 0.16%
-------------------------------------------------------------------------------------------------
 Total (Gross)            0.90%                 1.66%                 1.45%                 0.70%
Waivers/
Reimbursements                -                     -                     -                     -
-------------------------------------------------------------------------------------------------
 Total (Net)              0.90%                 1.66%                 1.45%                 0.70%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $51                   $56                   $15                    $7
3 Years                    $69                   $84                   $46                   $22
5 Years                    $90                  $102                   $79                   $39
10 Years                  $148                  $176                  $174                   $87

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS                          OPERATING PERFORMANCE      LESS DISTRIBUTIONS
(INCEPTION DATE)              -----------------------  ------------------------
CALIFORNIA INSURED
                                                  NET
                          NET            REALIZED AND   DIVIDENDS                  NET
                        ASSET              UNREALIZED   FROM TAX-                ASSET     TOTAL
                        VALUE        NET  GAIN (LOSS)  EXEMPT NET DISTRIBUTIONS  VALUE RETURN ON
YEAR ENDED          BEGINNING INVESTMENT         FROM  INVESTMENT  FROM CAPITAL END OF NET ASSET
FEBRUARY 28/29,     OF PERIOD INCOME (A)  INVESTMENTS      INCOME         GAINS PERIOD VALUE (B)
-------------------------------------------------------------------------------------------------
CLASS A (9/94)
1998                   $10.70       $.54       $  .36      $(.54)    $    -     $11.06      8.66%
1997                    10.76        .55         (.08)      (.53)         -      10.70      4.57
1996                    10.25        .53          .51       (.53)         -      10.76     10.32
1995(c)                 10.22        .26          .07       (.27)     (.03)      10.25      3.33
CLASS B (3/97)
1998(c)                 10.67        .45          .40       (.46)         -      11.06      8.13
CLASS C (9/94)
1998                    10.63        .47          .35       (.47)         -      10.98      7.96
1997                    10.67        .46         (.05)      (.45)         -      10.63      3.99
1996                    10.15        .45          .51       (.44)         -      10.67      9.67
1995(c)                 10.06        .21          .13       (.22)     (.03)      10.15      3.45
CLASS R (7/86)
1998                    10.68        .56          .36       (.56)         -      11.04      8.86
1997                    10.74        .56         (.07)      (.55)         -      10.68      4.81
1996                    10.23        .56          .50       (.55)         -      10.74     10.63
1995                    10.67        .56         (.41)      (.56)     (.03)      10.23      1.68
1994                    10.85        .56         (.10)      (.56)     (.08)      10.67      4.27
1993                    10.01        .58          .88       (.58)     (.04)      10.85     15.05
1992(d)                  9.65        .40          .36       (.40)         -      10.01      7.99
1991(e)                  9.48        .60          .18       (.61)         -       9.65      8.43
1990(e)                  9.63        .61         (.15)      (.61)         -       9.48      4.93
1989(e)                  9.02        .61          .61       (.61)         -       9.63     13.97
CLASS                          RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)    -------------------------------------------------
CALIFORNIA INSURED
                                                    RATIO
                                                   OF NET
                                     RATIO OF  INVESTMENT
                                     EXPENSES   INCOME TO
                                   TO AVERAGE     AVERAGE
                                   NET ASSETS  NET ASSETS
                        NET ASSETS      AFTER       AFTER  PORTFOLIO
YEAR ENDED           END OF PERIOD REIMBURSE-  REIMBURSE-  TURNOVER
FEBRUARY 28/29,     (IN THOUSANDS)   MENT (A)    MENT (A)       RATE
-------------------------------------------------------------------------------------------------
CLASS A (9/94)
1998                      $ 36,203        .90%       4.93%        26%
1997                        27,598        .94        5.05         51
1996                        17,250        .97        5.00         38
1995(c)                      4,753       1.05*       5.45*        25
CLASS B (3/97)
1998(c)                      2,967       1.66*       4.16*        26
CLASS C (9/94)
1998                         3,226       1.45        4.37         26
1997                         1,719       1.67        4.32         51
1996                         1,040       1.71        4.26         38
1995(c)                        222       1.80*       4.69*        25
CLASS R (7/86)
1998                       191,554        .70        5.14         26
1997                       195,553        .69        5.30         51
1996                       205,642        .70        5.29         38
1995                       198,928        .70        5.60         25
1994                       208,115        .71        5.12         14
1993                       168,852        .75        5.72          9
1992(d)                    100,933        .64*       5.97*         7
1991(e)                     74,551        .68        6.26         29
1990(e)                     50,625        .70        6.36         13
1989(e)                     35,032        .82        6.52         23

-------------------------------------------------------------------------------

* Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

(d) For the eight months ended February 29.

(e) For the year ending June 30.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under Na-tional Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal and state income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY
The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS


TAX-FREE MUNICIPAL BONDS
The funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal and state income taxes. Income from these bonds may be subject to the federal alternative mini-mum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be re-paid from any revenue source; revenue bonds may be repaid only from the reve-nues of a specific facility or source.

The California Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the California Insured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS

The funds purchase only quality municipal bonds that are either rated invest-ment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' in-vestment adviser. If suitable municipal bonds from California are not avail-able at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds. The California In-sured Fund will invest at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of in-terest and principal.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to re-duce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the rat-ings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY
The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects mu-nicipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The ad-viser then monitors each fund's portfolio to assure that municipal bonds pur-chased continue to represent over time, in its opinion, the best values avail-able.

PORTFOLIO MATURITY
Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an in-vestment portfolio with an overall weighted average maturity within a defined range. All of the funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.

INSURANCE
The California Insured Fund primarily purchases insured municipal bonds. In-sured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

                                      ---

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master port-folio insurance policies currently include MBIA Insurance Corp., AMBAC Assur-ance Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company. The funds' investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring munic-ipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insur-ability of a municipal bond.

The California Insured Fund can invest up to 20% of its net assets in uninusured municipal bonds that are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Such bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER
A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover rela-tively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS
Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obliga-tion to make interest and principal payments. In general, lower rated munici-pal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current in-come, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios across different industry sectors. The funds should be consid-ered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS
The funds have adopted certain investment limitations (based on total fund as-sets) designed to limit your investment risk and maintain portfolio diversifi-cation. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

As diversified funds, the funds also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

DEFENSIVE INVESTMENT STRATEGIES
Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market con-ditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES
Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strate-gies" are fundamental and may not be changed without the approval of a major-ity of the shareholders of each fund.

                                      ---

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will re-ceive the next business day's share price.

The Funds have authorized Charles Schwab & Co.'s Mutual Fund Marketplace(R) to accept purchase and sale orders on their behalf. Schwab may designate finan-cial advisers to accept purchase and sale orders in its behalf. A Fund will be deemed to have received a purchase or redemption order when Schwab or a desig-nated financial adviser accepts that order. The price of the shares you buy or sell will be the Fund's net asset value next calculated after your order is accepted.

BUYING SHARES THROUGH A FINANCIAL ADVISER
You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial ad-visers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments con-tinue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can re-fer you to one in your area.

BUYING SHARES BY MAIL
You may also open an account and purchase shares by mail by completing the en-closed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or in-crease minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION


The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your finan-cial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your in-vestment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your finan-cial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distrib-utor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES
You may buy Class A shares at their public offering price on the day of pur-chase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for pro-viding you with ongoing service.

The following Class A sales charges and commissions apply to all funds de-scribed in this prospectus:

CLASS A SALES CHARGES AND COMMISSIONS

-------------------------------------------------------------------------------

                                                                       AUTHORIZED DEALER
                                 SALES CHARGE                                 COMMISSION
                           -------------------------------------       -----------------
                            AS % OF                                              AS % OF
                             PUBLIC                AS % OF                        PUBLIC
                           OFFERING               YOUR NET                      OFFERING
PURCHASE AMOUNT               PRICE             INVESTMENT                         PRICE
----------------------------------------------------------------------------------------
      Up to $50,000          4.20%                   4.38%                         3.70%
    $50,000-100,000          4.00                  4.18                            3.50
   $100,000-250,000          3.50                  3.63                            3.00
   $250,000-500,000          2.50                  2.56                            2.00
 $500,000-1,000,000          2.00                  2.04                            1.50
$1,000,000 and over          -(1)                     -                           -(1)

(1) Nuveen pays Authorized Dealers a commission equal to the sum of 1% (0.75% and 0.50%, respectively, for Intermediate and Limited Term Funds) of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% (0.50% for Intermediate Funds) of any amount over $5 million. Unless the Autho-rized Dealer waived the commission, you may be assessed a contingent de-ferred sales charge (CDSC) of 1% (0.75% and 0.50%, respectively, for In-termediate and Limited Term Funds) if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your pur-chase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized deal-ers and may pay them the full applicable

                                      ---
sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen may also make ongoing pay-ments to authorized dealers to facilitate the marketing and administration of new and existing shareholder accounts, including payments for advertising that features the products and services of both parties. The statement of addi-tional information contains further information about these programs.

OTHER SALES CHARGE DISCOUNTS
Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

 . Rights of Accumulation

 . Letter of Intent

 . Group Purchase

Sales Charge Waivers

 . Nuveen Unit Trust Reinvestment

 . Purchases using Redemptions from Unrelated Funds

 . Fee-Based Programs

 . Bank Trust Departments

 . Certain Employees and Directors of Nuveen or Employees of Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES
You may buy Class B shares at their public offering price on the day of pur-chase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser a 4% commission at the time of purchase.

Class B shares convert automatically to Class A shares eight years after pur-chase. Class B shares will convert only if the fund is assured that the con-version does not generate tax consequences for investors, based upon the opin-ion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE
If you redeem Class B shares within six years of purchase, you will be as-sessed a contingent deferred sales charge (CDSC) based upon the following schedule:

                                      DURING YEAR
---------------------------------------------------------------------------------------------------------------
              1               2               3               4               5               6              7+
---------------------------------------------------------------------------------------------------------------
CDSC         5%              4%              4%              3%              2%              1%              0%

The CDSC is calculated on the lower of your purchase price or redemption pro-ceeds.

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of pur-chase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser an ongoing sales commission. Nuveen advances the first year's service and distribution fees.

If you redeem your Class C shares within one year of purchase, you may be as-sessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you would qualify to purchase Class A shares without a sales charge, but only under certain of the programs described under "Other Sales Charge Discounts" above or meet certain other purchase size criteria. See the statement of additional information for more details. There are no sales charges or ongoing distribution or service fees. Class R Shares have lower on-going expenses than Class A Shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable. You may also redeem shares through Schwab. See "How To Buy Fund Shares" above.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER
You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

                                      ---

SELLING SHARES BY TELEPHONE
Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on rec-ord. If you have established electronic funds transfer privileges on your ac-count, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your re-quest by having your redemption proceeds wired directly into your bank ac-count. See "Fund Direct--Electronic Funds Transfer" below.

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immedi-ately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL
You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC
When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that rep-resent an increase in the value of your fund account due to capital apprecia-tion, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as de-scribed in the statement of additional information.

ACCOUNT MINIMUMS
From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written no-tice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an invol-untary redemption.

EXCHANGING SHARES

You may exchange fund shares into an identically registered account at any time for the same class of shares in another Nuveen mutual fund that is avail-able within your state of residence. You may exchange fund shares by calling
(800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are ex-changing. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determin-ing any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING
The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity

                                      ---
and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of ex-changes, or reject any exchange. You will be notified in the event this happens to the extent required by law.

OPTIONAL FEATURES AND SERVICES


SYSTEMATIC INVESTMENT
Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Di-rect--Electronic Funds Transfer" below), or directly from your paycheck. To in-vest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost aver-aging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to con-tinue investing in declining as well as rising markets before deciding to in-vest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING
The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not re-flect past or projected fund performance.

The Power of Systematic Investing

[GRAPH APPEARS HERE]

SYSTEMATIC WITHDRAWALS
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually, or annually and may choose to re-ceive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must com-plete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE
If you redeem fund shares, you may reinvest all or part of your redemption pro-ceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstated. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of exer-cising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER
You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account applica-tion or Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell

                                      ---
shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular tele-phone redemption via Fund Direct, the fund may charge you a fee for this expe-dited service.


DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on the ninth of each month and generally pay dividends or about on the first business day of the following month.

PAYMENT AND REINVESTMENT OPTIONS
The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mu-tual fund. If you wish to do so, complete the appropriate section of the ac-count application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS
Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in municipal bonds from California or in municipal bonds whose income is otherwise exempt from regular federal and state income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal and state income taxes. All or a portion of these divi-dends, however, may be subject to the federal alternative minimum tax (AMT). More specific state tax information can be found below in the Appendix.

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a por-tion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or ex-change fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS
If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION
In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S.

                                      ---
requirements that govern the fund's sources of income, diversification of as-sets and distribution of earnings to shareholders. Each fund has met these re-quirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free in-come is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS

Tax-Free Yield

TAX RATE         4.00%               4.50%               5.00%                5.50%                6.00%
--------------------------------------------------------------------------------------------------------
28.0%            5.56%               6.25%               6.94%                7.64%                8.33%
31.0%            5.80%               6.52%               7.25%                7.97%                8.70%
36.0%            6.25%               7.03%               7.81%                8.59%                9.38%
39.6%            6.62%               7.45%               8.28%                9.11%                9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN


GENERAL INFORMATION

If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. After August 10, 1998 call (800) 257-8787.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS
If you are calling to purchase or redeem shares, request an exchange or con-duct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

(if mailed before August 10, 1998)
Nuveen Mutual Funds
P.O. Box 5330
Denver, CO 80217-5330

(if mailed on or after August 10, 1998)

Nuveen Investor Services

P.O. Box 5186

Bowling Green Station

New York, NY 10274-5186

When purchasing fund shares by mail, please be sure to include a check made out to the name of the fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are open-ing a new account; if you are adding to an existing account, Nuveen will as-sume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS


INVESTMENT ADVISER
Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approxi-mately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES

------------------------------------------
AVERAGE DAILY NET ASSET
VALUE                       MANAGEMENT FEE
------------------------------------------
For the first $125 million         0.5500%
For the next $125 million          0.5375%
For the next $250 million          0.5250%
For the next $500 million          0.5125%
For the next $1 billion            0.5000%
For assets over $2 billion         0.4750%

                                      ---

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS
Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfo-lio managers of Nuveen Advisory and meets regularly to review economic condi-tions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the ex-ecution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Effective July 1, 1998, William M. Fitzgerald, Vice President of Nuveen Advi-sory, will be portfolio manager of the California funds.

THE DISTRIBUTOR

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, includ-ing compensation paid to authorized dealers, each fund has adopted a distribu-tion and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT

Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder ac-counts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, will serve as transfer agent for each fund until August 10, 1998. Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186 will serve as transfer agent for each Fund after that date.

Nuveen Advisory and the transfer agent rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the fund's service providers to adapt their systems to address this "year 2000 is-sue." Nuveen Advisory and the fund expect the necessary work to be completed no later than December 1999, although we can make no assurance with respect to the systems of the fund's service providers.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar in-vestment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publi-cations. See the statement of additional information for a more detailed dis-cussion. You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, sub-tracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for mu-nicipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfo-lio of investments and the shares of each class have equal rights as to vot-ing, redemption, dividends and liquidation. However, each class bears differ-ent sales charges and service fees.

Class C shares purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

                                      ---

APPENDIX

SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio. The following discussion of spe-cial state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The dis-cussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund invest-ment. See the statement of additional information for further information.

CALIFORNIA

California's economy, the largest in the nation, is undergoing a slow, steady growth following a recession from mid-1990 to late 1993 in which the construc-tion, manufacturing and financial services industries were adversely affected, job losses were severe, and substantial, broad-based revenue shortfalls af-fected both the state and local governments. The state's 1997 unemployment rate was 6.3% and average personal income was $26,570. California's general obligation bonds are rated A1 by Moody's and A+ by Standard and Poor's.

The taxing authority of California's governmental entities is limited due to the adoption of "Proposition 13" and other amendments to the California Con-stitution. Proposition 13, adopted by voters in 1978, limits to 1% of full cash value the rate of ad valorem property taxes on real property and gener-ally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Be-cause the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition, the amount of tax on simi-larly situated properties varies widely. The state and local governments are also subject to annual "appropriations limits" imposed by Article XIIIB of the California Constitution, which limits the state and local governments from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits which are adjusted annually to reflect changes in cost of living and population. Revenues in excess of the limitations are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions; the state must refund 50% of any excess, with the other 50% paid to schools and community colleges. A 1986 ini-tiative statute called "Proposition 62" requires either a majority or 2/3 voter approval for any increase in general or special taxes. Court decisions had struck down most of Proposition 62, but the California Supreme Court up-held its constitutionality in September 1995. Many aspects of the decision, such as whether it applies retroactively, remain unclear, but its future ef-fect will be to further limit the fiscal flexibility of many local govern-ments. The complex and ambiguous nature of the foregoing limitations makes it impossible to fully determine their impact on California Municipal Obligations or the ability of the state and local governments to pay debt service on Cali-fornia Municipal Obligations.

On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 also extends the initiative power to include the re-duction or repeal of any local taxes, assessments, fees and charges. This ex-tension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218, and could result in the retroactive re-peal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating downgrades and/or defaults may result. Additionally, the voter approval requirement re-duces the financial flexibility of local governments to deal with fiscal prob-lems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may, and in fact has, been cited as the reason for rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how Proposition 218 will be in-terpreted by a court.

California is estimated to end its 1996-97 fiscal year with a general fund surplus of approximately $763 million, of which $312 million is reserved for economic uncertainties reducing the accumulated budget deficit to approxi-mately $1.14 billion. As a result of the improved revenues, the state's cash position has substantially recovered. Only $3 billion of cash flow borrowing was needed during 1996-97, and about $3 billion is projected for 1997-98, with no external borrowing over the end of the fiscal year. The Governor's proposed budget for 1997-98 projects $52.0 billion of revenues and transfers, and $51.7 billion of expenditures, resulting in a budget reserve at June 30, 1998 of about $580 million. A number of issues related to the 1997-98 budget still have to be resolved, including additional school funding and the Governor's proposals for future health and welfare cuts.

California's finances have dramatically improved since 1994 and the economy has further diversified. However, should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by Califor-nia, its public authorities or local governments could be adversely affected.

Tax Treatment.
The funds' regular monthly dividends will not be subject to California per-sonal income taxes to the extent they are paid out of income earned on Cali-fornia municipal obligations or U.S. government securities. You will be sub-ject to California personal income taxes, however, to the extent the funds dis-

                                      ---
tribute any taxable income or realized capital gains, or if you sell or ex-change shares of the funds and realize capital gain on the transaction.

The treatment of corporate shareholders of the funds differs from that de-scribed above. Corporate shareholders should refer to the statement of addi-tional information for more detailed information.


                                      ---

     Nuveen
     Family of Mutual Funds




                                  Nuveen offers a variety of mutual funds
                                  designed to help you reach your financial goals. The funds below are grouped by investment objective.

                                  Growth
                                  Nuveen Rittenhouse Growth Fund

                                  Growth and Income
                                  European Value Fund
                                  Growth and Income Stock Fund
                                  Balanced Stock and Bond Fund
                                  Balanced Municipal and Stock Fund

                                  Tax-Free Income

                                  National Municipal Bond Funds

                                  Long-term
                                  Insured Long-term
                                  Intermediate-term
                                  Limited-term

                                  State Municipal Bond Funds

                                  Arizona       Louisiana         North Carolina
                                  California/1/ Maryland          Ohio
                                  Colorado      Massachusetts/1/  Pennsylvania
                                  Connecticut   Michigan          Tennessee
                                  Florida       Missouri          Virginia
                                  Georgia       New Jersey        Wisconsin
                                  Kansas        New Mexico
                                  Kentucky/2/   New York/1/






NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227                    1. Long-term and insured long-term portfolios.
www.nuveen.com                    2. Long-term and limited-term portfolios.

                                                                     VPR-CA-6-98

[NUVEEN LOGO]

Municipal
Bond Funds



June 29, 1998

Prospectus


Dependable, tax-free income
to help you keep more of
what you earn.




[PHOTO APPEARS HERE]




Massachusetts

Investing in Nuveen Mutual Funds




Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

                    Nuveen Massachusetts Municipal Bond Fund
                    Nuveen Massachusetts Insured Municipal Bond Fund

                    JUNE 29, 1998

                    PROSPECTUS

                    Overview

                    The funds listed above are part of the Nuveen Flagship Multistate Trust II, an open-end investment company. Each fund seeks to provide high double tax-free income and preservation of capital through investments in di-versified portfolios of quality municipal bonds whose income is exempt from regular federal and state income taxes.

                    Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

                    This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this pro-spectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

                    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUD-ING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVEST-ED.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EX-CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    Contents

                     1 OVERVIEW

                     2 FUND SUMMARIES AND
                       FINANCIAL HIGHLIGHTS

                     FUND STRATEGIES

                     6 Investment Objective

                     6 How the Funds Select Investments

                     7 Risk Reduction Strategies

                     INVESTING IN THE FUNDS

                     8 How to Buy Fund Shares

                     8 How to Select a Purchase Option

                     9 How to Sell Fund Shares

                    10 Exchanging Shares

                    10 Optional Features and Services

                    DIVIDENDS AND TAXES

                    12 How the Funds Pay Dividends

                    12 Taxes and Tax Reporting

                    13 Taxable Equivalent Yields

                    GENERAL INFORMATION

                    13 How to Contact Nuveen

                    13 Fund Service Providers

                    14 How the Funds Report Performance

                    14 How Fund Shares are Priced

                    14 Organization

                    APPENDIX

                    15 Special State Considerations


                                      ---

Nuveen Massachusetts Municipal Bond Fund

                  PERFORMANCE INFORMATION AS OF 2/28/98

INCEPTION: December 22, 1986

NET ASSETS: $85 million
TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 2.91%           7.38%           6.82%           6.85%           7.60%
5 Years                4.88%           5.77%           5.01%           4.98%           5.96%
10 Years               7.08%           7.54%           6.92%           6.74%           7.78%
Inception              6.08%           6.49%           5.93%           5.69%           6.73%

Class R total returns reflect actual performance for all periods; Classes A and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R perfor-mance for all periods, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 years periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           20.4
Average Modified Duration   4.8


CREDIT QUALITY

[PIE CHART APPEARS HERE]

AAA     57%
AA      15%
A       18%
BBB/NR  10%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Housing (Multifamily)              15%
Education and Civic Organizations   9%
U.S. Guaranteed                    39%
Tax Obligation (General)           13%
Health Care                        13%
Other                              11%


                       EXPENSE INFORMATION AS OF 2/28/98

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales Charge (CDSC) on
Redemptions                                          -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.55%                 0.55%                 0.55%                 0.55%
12b-1 Fees                0.20%                 0.95%                 0.75%                     -
Other Expenses            0.25%                 0.27%                 0.25%                 0.25%
-------------------------------------------------------------------------------------------------
 Total (Gross)            1.00%                 1.77%                 1.55%                 0.80%
Waivers/
Reimbursements          (0.05%)               (0.07%)               (0.05%)               (0.05%)
-------------------------------------------------------------------------------------------------
 Total (Net)              0.95%                 1.70%                 1.50%                 0.75%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $51                   $57                   $15                    $8
3 Years                    $71                   $85                   $47                   $24
5 Years                    $92                  $104                   $82                   $42
10 Years                  $154                  $181                  $179                   $93

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION                 OPERATING PERFORMANCE   LESS DISTRIBUTIONS
DATE)                      ---------------------- --------------------
MASSACHUSETTS
                                              NET
                                         REALIZED  DIVIDENDS
                       NET                    AND       FROM DISTRIBU-    NET    TOTAL
                     ASSET                UNREAL- TAX-EXEMPT     TIONS  ASSET   RETURN
                     VALUE        NET   IZED GAIN        NET      FROM  VALUE   ON NET
YEAR ENDED       BEGINNING INVESTMENT (LOSS) FROM INVESTMENT   CAPITAL END OF    ASSET
FEBRUARY 28/29,  OF PERIOD  INCOME(A) INVESTMENTS     INCOME     GAINS PERIOD VALUE(B)
---------------------------------------------------------------------------------------
CLASS A (9/94)
1998                 $9.89       $.52       $ .19     $(.52)    $  -   $10.08     7.38%
1997                  9.94        .53       (.07)      (.51)       -     9.89     4.73
1996                  9.56        .51         .39      (.52)       -     9.94     9.62
1995(c)               9.54        .25         .03      (.26)       -     9.56     3.05
CLASS B (3/97)
1998(C)               9.88        .45         .22      (.45)       -    10.10     6.93
CLASS C (10/94)
1998                  9.83        .47         .19      (.47)       -    10.02     6.85
1997                  9.89        .45       (.08)      (.43)       -     9.83     3.90
1996                  9.51        .44         .39      (.45)       -     9.89     8.87
1995(c)               9.28        .19         .25      (.21)       -     9.51     4.86
CLASS R (12/86)
1998                  9.86        .54         .19      (.54)       -    10.05     7.60
1997                  9.91        .54       (.06)      (.53)       -     9.86     4.99
1996                  9.54        .54         .38      (.55)       -     9.91     9.80
1995                  9.94        .54       (.40)      (.54)       -     9.54     1.64
1994                  9.91        .54         .04      (.54)   (.01)     9.94     5.96
1993                  9.21        .56         .70      (.56)       -     9.91    14.21
1992(d)               9.13        .15         .07      (.14)       -     9.21     2.44
1991(e)               8.76        .58         .37      (.58)       -     9.13    11.19
1990(e)               8.90        .59       (.15)      (.58)       -     8.76     5.21
1989(e)               8.60        .59         .30      (.59)       -     8.90    10.62
CLASS
(INCEPTION                 RATIOS/SUPPLEMENTAL DATA
DATE)            ------------------------------------------------
MASSACHUSETTS
                                         RATIO OF NET
                               RATIO OF    INVESTMENT
                            EXPENSES TO     INCOME TO
                            AVERAGE NET       AVERAGE
                 NET ASSETS      ASSETS    NET ASSETS
                     END OF       AFTER         AFTER  PORTFOLIO
YEAR ENDED       PERIOD (IN  REIMBURSE-    REIMBURSE-   TURNOVER
FEBRUARY 28/29,  THOUSANDS)     MENT(A)       MENT(A)       RATE
---------------------------------------------------------------------------------------
CLASS A (9/94)
1998                $ 9,291         .95%         5.25%        17%
1997                  7,200         .99          5.24         10
1996                  4,290        1.00          5.21          6
1995(c)               1,067        1.00*         5.75*        17
CLASS B (3/97)
1998(C)                 763        1.70*         4.48*        17
CLASS C (10/94)
1998                  1,924        1.50          4.69         17
1997                    913        1.73          4.51         10
1996                    638        1.75          4.45          6
1995(c)                 147        1.75*         5.11*        17
CLASS R (12/86)
1998                 72,934         .75          5.45         17
1997                 72,912         .75          5.48         10
1996                 76,773         .75          5.49          6
1995                 71,568         .75          5.77         17
1994                 71,942         .75          5.38          3
1993                 53,231         .75          5.91          5
1992(d)              34,470         .71*         6.31*         5
1991(e)              31,150         .75          6.39         19
1990(e)              20,829         .75          6.68         23
1989(e)              15,513         .75          6.64         31
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

(d) For the three months ended February 29.

(e) For the fiscal year ended November 30.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under Na-tional Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory will waive some or all of its fees or reimburse expenses so that the total operating expenses (not counting distribution and serv-ice fees) for the fund do not exceed 0.75% of average daily net assets.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

Nuveen Massachusetts Insured Municipal Bond Fund

                  PERFORMANCE INFORMATION AS OF 2/28/98

INCEPTION: December 22, 1986

NET ASSETS: $67 million

TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 2.50%           7.04%           6.25%           6.45%           7.23%
5 Years                4.48%           5.38%           4.64%           4.64%           5.64%
10 Years               6.77%           7.24%           6.65%           6.46%           7.50%
Inception              6.19%           6.59%           6.05%           5.81%           6.86%

Class R total returns reflect actual performance for all periods; Classes A and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R perfor-mance for all periods, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your total returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           19.9
Average Modified Duration   4.7


CREDIT QUALITY

[PIE CHART APPEARS HERE]

Escrowed  24%
Insured   76%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

U.S. Guaranteed                  25%
Tax Obligation (General)         22%
Education and Civic Obligations  18%
Multifamily Housing              14%
Health Care                      14%
Other                             7%


                       EXPENSE INFORMATION AS OF 2/28/98

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)      -       -      -
Sales Charge on Reinvested Dividends                    -      -       -      -
Contingent Deferred Sales Charge (CDSC) on
Redemptions                                          -(1)  5%(2)   1%(3)      -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees          0.55%                 0.55%                 0.55%                 0.55%
12b-1 Fees               0.20%                 0.95%                 0.75%                     -
Other Expenses           0.28%                 0.30%                 0.28%                 0.28%
-------------------------------------------------------------------------------------------------
 Total (Gross)           1.03%                 1.80%                 1.58%                 0.83%
Waivers/
Reimbursements               -                     -                     -                     -
-------------------------------------------------------------------------------------------------
 Total (Net)             1.03%                 1.80%                 1.58%                 0.83%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                   $52                   $58                   $16                    $8
3 Years                  $73                   $88                   $50                   $26
5 Years                  $96                  $109                   $86                   $46
10 Years                $163                  $191                  $188                  $103

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION                  OPERATING PERFORMANCE      LESS DISTRIBUTIONS
DATE)                      -----------------------  ------------------------
MASSACHUSETTS INSURED
                                               NET
                       NET            REALIZED AND   DIVIDENDS                  NET
                     ASSET              UNREALIZED   FROM TAX-                ASSET     TOTAL
                     VALUE        NET  GAIN (LOSS)  EXEMPT NET DISTRIBUTIONS  VALUE RETURN ON
YEAR ENDED       BEGINNING INVESTMENT         FROM  INVESTMENT  FROM CAPITAL END OF NET ASSET
FEBRUARY 28/29,  OF PERIOD INCOME (A)  INVESTMENTS      INCOME         GAINS PERIOD VALUE (B)
----------------------------------------------------------------------------------------------
CLASS A (9/94)
1998                $10.38       $.52        $ .19      $(.52)          $  - $10.57      7.04%
1997                 10.49        .53         (.12)      (.52)             -  10.38      4.02
1996                 10.06        .51          .44       (.52)             -  10.49      9.59
1995 (c)             10.03        .25          .04       (.26)             -  10.06      2.99
CLASS B (3/97)
1998 (c)             10.36        .44          .21       (.44)             -  10.57      6.45
CLASS C (9/94)
1998                 10.35        .46          .19       (.46)             -  10.54      6.45
1997                 10.47        .45         (.13)      (.44)             -  10.35      3.17
1996                 10.04        .43          .44       (.44)             -  10.47      8.80
1995 (c)              9.91        .20          .14       (.21)             -  10.04      3.52
CLASS R (12/86)
1998                 10.38        .54          .19       (.54)             -  10.57      7.23
1997                 10.50        .54         (.12)      (.54)             -  10.38      4.16
1996                 10.06        .54          .44       (.54)             -  10.50      9.99
1995                 10.45        .55         (.39)      (.55)             -  10.06      1.77
1994                 10.44        .54            -       (.53)             -  10.45      5.22
1993                  9.65        .55          .79       (.55)             -  10.44     14.28
1992                  9.36        .57          .30       (.58)             -   9.65      9.57
1991                  9.14        .57          .22       (.57)             -   9.36      8.95
1990                  8.96        .57          .18       (.57)             -   9.14      8.52
1989                  9.03        .58         (.07)      (.58)             -   8.96      5.84
CLASS
(INCEPTION                  RATIOS/SUPPLEMENTAL DATA
DATE)            -------------------------------------------------
MASSACHUSETTS INSURED
                                                 RATIO
                                                OF NET
                                  RATIO OF  INVESTMENT
                                  EXPENSES   INCOME TO
                                TO AVERAGE     AVERAGE
                                NET ASSETS  NET ASSETS
                 NET ASSETS END      AFTER       AFTER  PORTFOLIO
YEAR ENDED            OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
FEBRUARY 28/29,  (IN THOUSANDS)   MENT (A)    MENT (A)       RATE
----------------------------------------------------------------------------------------------
CLASS A (9/94)
1998                    $ 8,679       1.03%       4.98%        23%
1997                      7,459       1.04        5.02         10
1996                      5,291       1.07        4.94          1
1995 (c)                  1,956       1.15*       5.34*        10
CLASS B (3/97)
1998 (c)                    666       1.80*       4.20*        23
CLASS C (9/94)
1998                      1,293       1.58        4.43         23
1997                        957       1.78        4.29         10
1996                        706       1.81        4.20          1
1995 (c)                    338       1.90*       4.58*        10
CLASS R (12/86)
1998                     56,707        .83        5.18         23
1997                     57,076        .80        5.26         10
1996                     60,102        .81        5.21          1
1995                     57,137        .79        5.54         10
1994                     58,255        .84        5.09          3
1993                     47,098        .86        5.47          2
1992                     28,189        .72        5.93          5
1991                     15,625        .85        6.19          6
1990                      8,649        .97        6.17         15
1989                      5,404        .97        6.44         41

-------------------------------------------------------------------------------

 * Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under Na-tional Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory will waive some or all of its fees or reimburse expenses so that total operating expenses (not counting distribution and service fees) for the fund do not exceed 0.975% of the fund's average daily net assets.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY
The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS


TAX-FREE MUNICIPAL BONDS
The funds invest substantially all of their assets (at least 80%) in Massachu-setts municipal bonds that pay interest that is exempt from regular federal and state income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be re-paid from any revenue source; revenue bonds may be repaid only from the reve-nues of a specific facility or source.

The Massachusetts Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the Massachusetts In-sured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS
The funds purchase only quality municipal bonds that are either rated invest-ment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' in-vestment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds. The Massa-chusetts Insured Fund will invest at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to re-duce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the rat-ings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY
The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects mu-nicipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The ad-viser then monitors each fund's portfolio to assure that municipal bonds pur-chased continue to represent over time, in its opinion, the best values avail-able.

PORTFOLIO MATURITY
Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an in-vestment portfolio with an overall weighted average maturity within a defined range. All of the funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.

INSURANCE
The Massachusetts Insured Fund primarily purchases insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

                                      ---

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master port-folio insurance policies currently include MBIA Insurance Corp., AMBAC Assur-ance Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring munic-ipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insur-ability of a municipal bond.

An insured fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Such bonds are normally regarded as having the credit characteris-tics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER
A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover rela-tively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS
Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obliga-tion to make interest and principal payments. In general, lower rated munici-pal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current in-come, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio. These risks may be greater for the Massachusetts and Massachusetts Insured Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than diversified funds.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios across different industry sectors. The funds should be consid-ered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS
The funds have adopted certain investment limitations (based on total fund as-sets) designed to limit your investment risk and maintain portfolio diversifi-cation. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

DEFENSIVE INVESTMENT STRATEGIES
Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market con-ditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES
Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strate-gies" are fundamental and may not be changed without the approval of a major-ity of the shareholders of each fund.

                                      ---

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will re-ceive the next business day's share price.

The Funds have authorized Charles Schwab & Co.'s Mutual Fund Marketplace(R) to accept purchase and sale orders on their behalf. Schwab may designate finan-cial advisers to accept purchase and sale orders in its behalf. A Fund will be deemed to have received a purchase or redemption order when Schwab or a desig-nated financial adviser accepts that order. The price of the shares you buy or sell will be the Fund's net asset value next calculated after your order is accepted.

BUYING SHARES THROUGH A FINANCIAL ADVISER
You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial ad-visers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments con-tinue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can re-fer you to one in your area.

BUYING SHARES BY MAIL
You may also open an account and purchase shares by mail by completing the en-closed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or in-crease minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your finan-cial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your in-vestment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your finan-cial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distrib-utor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES
You may buy Class A shares at their public offering price on the day of pur-chase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for pro-viding you with ongoing service.

The following Class A sales charges and commissions apply to all funds de-scribed in this prospectus:

CLASS A SALES CHARGES AND COMMISSIONS
-------------------------------------------------------------------------------

                                                                                 AUTHORIZED
                                                                                     DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                              AS % OF                                               AS % OF
                               PUBLIC                    AS % OF                     PUBLIC
                             OFFERING                   YOUR NET                   OFFERING
PURCHASE AMOUNT                 PRICE                 INVESTMENT                      PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000             4.20%                      4.38%                      3.70%
    $50,000-100,000              4.00                       4.18                       3.50
   $100,000-250,000              3.50                       3.63                       3.00
   $250,000-500,000              2.50                       2.56                       2.00
 $500,000-1,000,000              2.00                       2.04                       1.50
$1,000,000 and over              -(1)                          -                       -(1)

(1) Nuveen pays Authorized Dealers a commission equal to the sum of 1% (0.75% and 0.50%, respectively, for Intermediate and Limited Term Funds) of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% (0.50% for Intermediate Funds) of any amount over $5 million. Unless the Autho-rized Dealer waived the commission, you may be assessed a contingent de-ferred sales charge (CDSC) of 1% (0.75% and 0.50%, respectively, for In-termediate and Limited Term Funds) if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your pur-chase price or redemption proceeds.

                                      ---

Nuveen periodically undertakes sales promotion programs with authorized deal-ers and may pay them the full applicable sales charge as a commission. In ad-dition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain cir-cumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties, and make ongoing payments to authorized dealers to facilitate the marketing and administration of new and existing shareholder accounts, including pay-ments for advertising that features the products and services of both parties. The statement of additional information contains further information about these programs.

OTHER SALES CHARGE DISCOUNTS
Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

 . Rights of Accumulation

 . Letter of Intent

 . Group Purchase

Sales Charge Waivers

 . Nuveen Unit Trust Reinvestment

 . Purchases using Redemptions from Unrelated Funds

 . Fee-Based Programs

 . Bank Trust Departments

 . Certain Employees and Directors of Nuveen or Employees of Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES
You may buy Class B shares at their public offering price on the day of pur-chase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser a 4% commission at the time of purchase.

Class B shares convert automatically to Class A shares eight years after pur-chase. Class B shares will convert only if the fund is assured that the con-version does not generate tax consequences for investors, based upon the opin-ion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE
If you redeem Class B shares within six years of purchase, you will be as-sessed a contingent deferred sales charge (CDSC) based upon the following schedule:

                                      DURING YEAR
---------------------------------------------------------------------------------------------------------------
              1               2               3               4               5               6              7+
---------------------------------------------------------------------------------------------------------------
CDSC         5%              4%              4%              3%              2%              1%              0%

The CDSC is calculated on the lower of your purchase price or redemption pro-ceeds.

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of pur-chase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser an ongoing sales commission. Nuveen advances the first year's service and distribution fees.

If you redeem your Class C shares within one year of purchase, you may be as-sessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you would qualify to purchase Class A shares without a sales charge, under certain of the programs described under "Other Sales Charge Dis-counts" above or meet certain other purchase size criteria. See the statement of additional information for more details. There are no sales charges or on-going distribution or service fees. Class R Shares have lower ongoing expenses than Class A Shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable. You may also redeem shares through Schwab. See "How To Buy Shares" above.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER
You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

                                      ---

SELLING SHARES BY TELEPHONE
Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on rec-ord. If you have established electronic funds transfer privileges on your ac-count, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your re-quest by having your redemption proceeds wired directly into your bank ac-count. See "Fund Direct--Electronic Funds Transfer" below.

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immedi-ately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL
You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC
When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that rep-resent an increase in the value of your fund account due to capital apprecia-tion, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as de-scribed in the statement of additional information.

ACCOUNT MINIMUMS
From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written no-tice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an invol-untary redemption.

EXCHANGING SHARES

You may exchange fund shares into an identically registered account at any time for the same class of shares in another Nuveen mutual fund that is avail-able within your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are ex-changing. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determin-ing any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING
The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund

                                      ---
shareholders. In order to limit excessive exchange activity and in other cir-cumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or ter-minate the exchange privilege, limit the amount or number of exchanges, or re-ject any exchange. You will be notified in the event this happens to the extent required by law.

OPTIONAL FEATURES AND SERVICES


SYSTEMATIC INVESTMENT
Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Di-rect--Electronic Funds Transfer" below), or directly from your paycheck. To in-vest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost aver-aging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to con-tinue investing in declining as well as rising markets before deciding to in-vest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING
The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not re-flect past or projected fund performance.

THE POWER OF SYSTEMATIC INVESTING

[GRAPH APPEARS HERE]

SYSTEMATIC WITHDRAWALS
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually and may choose to re-ceive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must com-plete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE
If you redeem fund shares, you may reinvest all or part of your redemption pro-ceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstated. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of exer-cising your reinstatement privilege.

                                      ---

FUND DIRECT--ELECTRONIC FUNDS TRANSFER

You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation or Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular tele-phone redemption via Fund Direct, the fund may charge you a fee for this expe-dited service.

DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first busi-ness day of the following month.

PAYMENT AND REINVESTMENT OPTIONS
The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mu-tual fund. If you wish to do so, complete the appropriate section of the ac-count application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS
Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in Massachusetts municipal bonds or in municipal bonds whose income is otherwise exempt from regular federal and state income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal and state income taxes. All or a portion of these divi-dends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a por-tion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or ex-change fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS
If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

                                      ---

OTHER IMPORTANT TAX INFORMATION
In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be tax-able as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free in-come is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS

Tax-Free Yield

TAX RATE         4.00%               4.50%               5.00%               5.50%               6.00%
------------------------------------------------------------------------------------------------------
28.0%            5.56%               6.25%               6.94%               7.64%               8.33%
31.0%            5.80%               6.52%               7.25%               7.97%               8.70%
36.0%            6.25%               7.03%               7.81%               8.59%               9.38%
39.6%            6.62%               7.45%               8.28%               9.11%               9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN


GENERAL INFORMATION

If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. After August 10, 1998 call (800) 257-8787.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS
If you are calling to purchase or redeem shares, request an exchange or con-duct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

  (if mailed before August 10, 1998)
  Nuveen Mutual Funds
  P.O. Box 5330
  Denver, CO 80217-5330

  (if mailed on or after August 10, 1998)

  Nuveen Investor Services

  P.O. Box 5186

  Bowling Green Station

  New York, NY 10274-5186

When purchasing fund shares by mail, please be sure to include a check made out to the name of the fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are open-ing a new account; if you are adding to an existing account, Nuveen will as-sume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS


INVESTMENT ADVISER
Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approxi-mately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

                                      ---

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES
-------------------------------------------------------------------------------

AVERAGE DAILY NET ASSET
VALUE                       MANAGEMENT FEE
------------------------------------------
For the first $125 million         0.5500%
For the next $125 million          0.5375%
For the next $250 million          0.5250%
For the next $500 million          0.5125%
For the next $1 billion            0.5000%
For assets over $2 billion         0.4750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS
Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfo-lio managers of Nuveen Advisory and meets regularly to review economic condi-tions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the ex-ecution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

J. Thomas Futrell is Vice President of Nuveen Advisory and the portfolio man-ager for the Massachusetts Fund and the Massachusetts Insured Fund, effective July 1, 1998.

THE DISTRIBUTOR

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, includ-ing compensation paid to authorized dealers, each fund has adopted a distribu-tion and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of the record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT

Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder ac-counts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, will serve as transfer agent for each fund until August 10, 1998. Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186 will serve as transfer agent for each fund after that date.

Nuveen Advisory and the transfer agent rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the fund's service providers to adapt their systems to address this "year 2000 is-sue." Nuveen Advisory and the fund expect the necessary work to be completed no later than December 1999, although we can make no assurance with respect to the systems of the fund's service providers.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar in-vestment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publi-cations. See the statement of additional information for a more detailed dis-cussion. You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, sub-tracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for mu-nicipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

                                      ---

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfo-lio of investments and the shares of each class have equal rights as to vot-ing, redemption, dividends and liquidation. However, each class bears differ-ent sales charges and service fees.

Class C shares purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

APPENDIX

SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of spe-cial state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The dis-cussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund invest-ment. See the statement of additional information for further information.

MASSACHUSETTS
Massachusetts is experiencing an economic recovery based largely on growth in the services, trade, finance, insurance, real estate and construction indus-tries. Nonetheless, the state's economic growth is expected to lag behind the rest of the nation until the year 2000 due to restructuring in the computer, defense and health care sectors of the state's economy.

The state's fiscal 1996 revenues were approximately $17.3 billion against ex-penditures of $16.9 billion. The fiscal 1997 budget approved by the governor on June 30, 1996, provides for approximately $17.452 billion in expenditures against an estimated $17.296 billion in revenues. In February 1997, Massachu-setts' unemployment rate was 4.0%. In 1997, personal income in Massachusetts was $31,524 compared to the national average of $25,598. The state's uninsured general obligation bonds are rated Aa3 by Moody's and AA- by Standard and Poor's.

Tax Treatment:

The funds' regular monthly dividends will not be subject to Massachusetts per-sonal income taxes to the extent they are paid out of income earned on Massa-chusetts municipal bonds or on certain U.S. government obligations that are exempt from state taxation under Federal law. You will be subject to Massachu-setts personal income taxes, however, to the extent the funds distribute any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the funds differs from that de-scribed above. Corporate shareholders should refer to the statement of addi-tional information for more detailed information and are urged to consult their tax adviser.


                                      ---

     Nuveen
     Family of Mutual Funds




                                  Nuveen offers a variety of mutual funds
                                  designed to help you reach your financial goals. The funds below are grouped by investment objective.

                                  Growth
                                  Nuveen Rittenhouse Growth Fund

                                  Growth and Income
                                  European Value Fund
                                  Growth and Income Stock Fund
                                  Balanced Stock and Bond Fund
                                  Balanced Municipal and Stock Fund

                                  Tax-Free Income

                                  National Municipal Bond Funds

                                  Long-term
                                  Insured Long-term
                                  Intermediate-term
                                  Limited-term

                                  State Municipal Bond Funds

                                  Arizona       Louisiana         North Carolina
                                  California/1/ Maryland          Ohio
                                  Colorado      Massachusetts/1/  Pennsylvania
                                  Connecticut   Michigan          Tennessee
                                  Florida       Missouri          Virginia
                                  Georgia       New Jersey        Wisconsin
                                  Kansas        New Mexico
                                  Kentucky/2/   New York/1/






NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227                    1. Long-term and insured long-term portfolios.
www.nuveen.com                    2. Long-term and limited-term portfolios.

                                                                     VPR-MA-6-98

                                                              JUNE 29, 1998

NUVEEN FLAGSHIP MULTISTATE TRUST II

NUVEEN CALIFORNIA MUNICIPAL BOND FUND

NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND

NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Multistate Trust II dated June 29, 1998. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 621-7227.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-44
Investment Adviser and Investment Management Agreement..................... S-55
Portfolio Transactions..................................................... S-57
Net Asset Value............................................................ S-57
Tax Matters................................................................ S-58
Performance Information.................................................... S-66
Additional Information on the Purchase and Redemption of Fund Shares....... S-75
Distribution and Service Plan.............................................. S-82
Independent Public Accountants and Custodian............................... S-84
Financial Statements....................................................... S-84
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust II. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has ten series: the Nuveen Flagship New York Municipal Bond Fund (formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen Flagship New Jersey Municipal Bond Fund (formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (formerly the Flagship New Jersey Intermediate Tax Exempt Fund, as a series of the Flagship Tax Exempt Funds Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen Flagship Connecticut Municipal Bond Fund (formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen Flagship California Intermediate Municipal Bond Fund has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

INSURANCE

  Each insured Municipal Obligation held by the Nuveen New York Insured Municipal Bond Fund, the Nuveen California Insured Municipal Bond Fund, and the Nuveen Massachusetts Insured Municipal Bond Fund (the "Funds") will either be
(1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or
(3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Funds currently maintain a policy of Portfolio Insurance with MBIA Insurance Corporation, AMBAC Assurance Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). The Funds currently intend to obtain insurance polices only from mono-line insurers specializing in insuring municipal debt. Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

  The Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

  In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and
(2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.

  Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

  Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

  If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that a Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue

Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by a Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

  One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

  The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  Each Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds such defaulted securities, it may be limited in its ability to manage its investment portfolio and to purchase other

Municipal Obligations. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

  Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by a Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Funds were not covered by policies of Portfolio Insurance during the year ended February 28, 1997, premium expenses as a percentage of the value of Municipal Obligations held by the Funds for such period were .00%.

  Set forth below is information about the various municipal bond insurers with whom the Funds currently maintain policies of Portfolio Insurance.

  AMBAC ASSURANCE CORPORATION

  Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,968,000,000 (unaudited) and statutory capital of approximately $1,715,000,000 (unaudited) as of March 31, 1998. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

  Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the Bonds.

  Ambac Assurance makes no representation regarding the Bonds or the advisability of investing in the Bonds and makes no representation regarding, nor has it participated in the presentation of, the Official Statement other than the information supplied by Ambac Assurance and presented under the heading "AMBAC Assurance Corporation".

  FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY")

  Financial Security is a monoline insurance company incorporated under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

  Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprise Holdings, Inc., U S WEST Capital Corporation and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of March 31, 1998, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $503,683,000 (unaudited) and $808,603,000 (unaudited), the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $923,047,000 (unaudited) and $428,157,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention:
Communications Department. Financial Security's telephone number is (212) 826-0100. Financial Security's financial statements are included as exhibits to the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission by Holdings and may be reviewed at Holdings' website:www.fsa.com.

  MBIA INSURANCE CORPORATION ("MBIA")

  The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

  As of December 31, 1997 the Insurer had admitted assets of $5.3 billion (audited), total liabilities of $3.5 billion (audited), and total capital and surplus of $1.8 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1998, the Insurer had admitted assets of $5.4 billion (unaudited), total liabilities of $3.6 billion (unaudited), and total capital and surplus of $1.8 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

  Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of MBIA Inc. is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

  The Insurer's policy unconditionally and irrevocably guarantees to the Nuveen Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

  The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

  With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

  When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

  FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY")

  The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

  Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

  Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

  In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

  Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

  Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 1998, the total capital and surplus of Financial Guaranty was $1,267,900,134. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention:
Financial Condition Property/Casualty Bureau (telephone number: (212) 480-
5187).

  The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Board of Trustees of the Fund.

  The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

  An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

  S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty.

  S&P's ratings of AMBAC Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

PORTFOLIO TRADING AND TURNOVER

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the 1997 and 1998 fiscal year-ends of the Funds were:

                                                                        FISCAL
                                                                         YEAR
                                                                       1997  1998
                                                                       ----  ----
      Nuveen Flagship New York Municipal Bond Fund.................... 37%   30%
      Nuveen New York Insured Municipal Bond Fund..................... 29%   17%
      Nuveen Flagship New Jersey Municipal Bond Fund.................. 10%*  16%
      Nuveen Flagship New Jersey Intermediate Municipal Bond Fund..... 11%    9%
      Nuveen California Municipal Bond Fund........................... 74%   45%
      Nuveen California Insured Municipal Bond Fund................... 51%   26%
      Nuveen Flagship Connecticut Municipal Bond Fund................. 20%   12%
      Nuveen Massachusetts Municipal Bond Fund........................ 10%   17%
      Nuveen Massachusetts Insured Municipal Bond Fund................ 10%   23%

--------
* For the fiscal year ended January 31, 1997. For the period February 1 to February 28, 1997, the portfolio turnover rate was 0%.

WHEN-ISSUED SECURITIES

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO NEW YORK

  Except to the extent the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund (the "New York Funds") invest in temporary investments, the New York Funds will invest substantially all of their assets in New York Municipal Obligations. The New York Funds are therefore susceptible to political, economic or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and by other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



  (1) The State: The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The State has for many years had a very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

  Slowdown of Regional Economy. A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 and 1992 calendar years. For calendar year 1993, the economy grew faster than in 1992, but still at a very moderate rate as compared to other recoveries. Moderate economic growth continued in calendar year 1994. Economic growth slowed within New York during 1995 and 1996. Personal income and employment growth in the State improved in 1997, although at lower levels than in the national economy. The State has forecasted continued moderate growth in 1998 and 1999, although growth rates are expected to lessen gradually during the course of the two years. The State's economic growth continues to lag behind the nation's, due in part to restructuring in the healthcare, social service and banking sectors and continued spending restraint in government. Many uncertainties exist in forecasts of both the national and State economies and there can be no assurance that the State's economy will perform at a level sufficient to meet the State's projections of receipts and disbursements.

  1998-99 Fiscal Year. The Governor issued a proposed Executive Budget for the 1998-99 fiscal year (the "Proposed Budget") on January 20, 1998, which projected a balanced general fund and receipts and disbursements of $36.22 billion and $36.18 billion, respectively. As of May 11, 1998, the State legislature had not yet enacted, nor had the Governor and the legislature reached an agreement on, the budget for the 1998-99 fiscal year, which commenced on April 1, 1998. The Governor and the State's legislature have agreed on or proposed a series of short-term stopgap spending measures to fund state payrolls and advances to certain municipalities and certain state programs. The delay in the enactment of the budget may negatively affect certain proposed actions and reduce projected savings.

  As compared to the 1997-98 Financial Plan, the governor's budget proposes year-to-year in general fund spending of 2.89 percent. Current law and programmatic requirements are primarily responsible for the year-to-year growth in general fund spending. New spending is partially offset by reductions in capital projects transfers due to the financing of a certain program from resources available in 1997-98, welfare assistance savings, lower spending in certain areas and lower transfers.

  The Proposed Budget and the 1998-99 Financial Plan may be impacted negatively by uncertainties relating to the economy and tax collections. In particular, should the national economy grow more slowly than forecasted by the State, revenues received by the State would be adversely affected. In addition, proposed retroactive changes to the federal tax treatment of capital gains would flow through to the State and could significantly reduce tax receipts.

  1997-98 Fiscal Year. The State is projecting that it will end the 1997-98 fiscal year with a $1.8 billion cash surplus. Almost all of the surplus was derived from higher-than-expected tax receipts, reflecting continued growth in the State's economy and another strong year in the financial markets.

  Future Fiscal Years. There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements. The Governor's budget for fiscal year 1998-99 projects that the State will end 1998-99 with a closing balance in the general fund of $500 million and faces budget gaps of $1.5 billion and $3.75 billion that may need to be closed for fiscal years 1999-2000 and 2000-01, respectively.

  Indebtedness. As of March 31, 1997, the total amount of State general obligation debt stood at $4.7 billion.

  The Governor's budget for fiscal year 1998-99 projects approximately $2.5 billion of borrowings by the state for capital purposes. The projections of the State regarding its borrowings for any fiscal year are subject to change if actual receipts fall short of State projections or if other circumstances require.

  In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The Corporation is authorized to issue up to $4.7 billion in bonds plus amounts necessary to fund a capital reserve, costs of issuance and, in certain cases, capitalized interest. As of March 31, 1996, LGAC had issued all of its authorization. Any issuance of bonds by the Corporation in the future will be for refunding purposes only.

  Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements (nonvoter approved), the debt service for which is paid from State appropriations. As of March 31, 1997, there were $20.8 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities including LGAC. In addition, certain agencies had issued and have outstanding approximately $3.3 billion of "moral obligation financings" as of March 31, 1997, which are to be repaid from project revenues. There has never been a default on moral obligation debt of the State.

  Ratings. In connection with the March 1998 State issuance of general obligation bonds, Moody's rating of the State's general obligation bonds stood at A2 and S&P's rating stood at A. On August 28, 1997, S&P upgraded its rating on the State's general obligation bonds form A- to A.

  Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

  (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

  In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

  Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales, may have an impact on the City. Overall, the City's economic improvement accelerated significantly in fiscal year 1997. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current Financial Plan assumes that, after strong growth in 1997-1998, moderate economic growth will exist through calendar year 2002, with moderating job growth and wage increases. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received in the amounts anticipated.

  Fiscal Year 1999 and the 1998-2002 Financial Plan. On January 29, 1998, the Mayor released his preliminary $34.3 billion budget for fiscal year 1999. The Mayor announced on April 24, 1998 that the preliminary budget for the 1999 fiscal year will be modified to utilize the incurred surplus from the 1998 fiscal year to reduce sales taxes, increase spending on certain programs and to repay a portion of the City's debt.

  On April 24, 1998, the Mayor also announced revisions to the proposed 1998-2002 Financial Plan (the "Plan"), which now projects budget gaps of $1.5 billion, $2.1 billion and $1.6 billion for fiscal years 2000, 2001 and 2002, respectively. The City Comptroller and State Comptroller have each stated that the fiscal year 1999 budget includes moderate revenue risks. The State Comptroller has projected budget gaps for fiscal years 2000, 2001 and 2002 that are each in excess of the City's estimate.

  An extended delay by the State in adopting its 1998-99 fiscal year budget or the failure of the State legislature to extend the income tax surcharge would negatively impact upon the City's financial condition and ability to close budget gaps for fiscal years 1999 and thereafter.

  Given the foregoing, there can be no assurance that the City will continue to maintain a balanced budget during fiscal year 1999 or thereafter, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

  Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1998-99 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for the 1999-2000 or future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

  The City projections set forth in the Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in the Plan and changes in federal tax law.

  The City's ability to maintain a balanced operating budget is dependent on whether it can identify additional expenditure reductions and action by the State legislature to achieve balanced operating budgets for fiscal year 1999 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in recent years.

  Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's four-year capital plan contemplates capital spending of $25.5 billion through the 2002 fiscal year, which will be financed through issuance of general obligation bonds, Transitional Finance Authority Bonds, Water Authority Revenue Bonds and Covered Organization obligations, and will be used primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

  On March 5, 1997, New York Governor George Pataki signed legislation creating The New York City Transitional Finance Authority, which beginning in fiscal year 1998 is authorized to issue up to $7.5 billion in bonds for capital spending by the City. Absent creation of this authority, the City would have faced limitations on its borrowing capacity after 1998 under the State's Constitution. As of May 11, 1998, the Authority had issued $2.15 billion in bonds. The bonds are secured by a primary lien on the City's personal income tax receipts as well as a secondary lien on sales tax receipts.

  The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1997, the City estimated its potential future liability on outstanding claims to be $3.5 billion.

  In April 1996, certain unions, elected officials and others filed an action in the Supreme Court of the State of New York, County of New York, against the Mayor which asserted that the City failed to subsidize HHC at the minimum funding levels required for the 1994 through 1997 fiscal years. On July 15, 1997, the Court permitted the plaintiffs to amend the complaint and seek an order requiring the City to pay to HHC at least $949 million, $931 million and $831 million for the 1994, 1995 and 1996 fiscal years, respectively, and an amount to be determined by the Court for the 1997 fiscal year. The Court denied plaintiff's motion to preliminarily enjoin the defendant from further reducing the City's subsidy to HHC for the 1996 and 1997 fiscal years from the amount originally budgeted for the 1996 fiscal year.

  Fiscal Year 1998. New York City adopted its 1998 fiscal year budget in June 1997, which provided for spending of $33.4 billion. Due to increased tax revenues resulting from increased profits on Wall Street and tourism, the City expects to end fiscal year 1998 with a surplus of $2.0 billion.

  Fiscal Years 1991 through 1997. The City achieved balanced operating results in accordance with generally accepted accounting principles for fiscal years 1991 through 1997. The City was required to close substantial budget gaps in these fiscal years in order to maintain balanced operating results.

  Ratings. As of May 11, 1998, Moody's S&P, and Fitch rate the City's outstanding general obligation bonds A3, BBB+, and A-, respectively. On February 3, 1998, S&P placed its BBB+ rating of City bonds on Creditwatch with positive implications. Moody's rating of City bonds was revised in February 1998 to A3 from Baal.

  As of December 31, 1997, the City MAC and TFA had, respectively, $26.6 billion and $3.6 billion and $2.15 billion of outstanding net long-term and short-term indebtedness.

  (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

  As of March 31, 1997, the State reported that its public benefit corporations had an aggregate of $36.9 billion of outstanding debt, some of which was State-supported and State-related debt.

  (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

  The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land, as well as compensatory and punitive damages.

  (5) Other Municipalities: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1998-99 fiscal year.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon

Troy, New York. Such revenue bonds have not to date been refinanced. A similar municipal assistance corporation has also been established for Newburgh. In addition, several other New York cities, including Utica, Rome, Schenectady, Syracuse and Niagara Falls have faced continuing budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers place additional strains upon the State's financial condition.

  Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. Federal welfare reform legislation may increase the local burden for welfare benefits. In addition, proposed changes in the treatment of capital gains for federal income tax purposes could reduce the receipts of the State and City. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

  (6) Other Issuers of New York Municipal Obligations. There are a number of other state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.





FACTORS PERTAINING TO NEW JERSEY

  Except to the extent the New Jersey Municipal Bond Fund and the New Jersey Intermediate Municipal Bond Fund (the "New Jersey Funds") invest in temporary investments, the New Jersey Funds will invest substantially all of their assets in New Jersey Municipal Obligations. The New Jersey Funds are therefore susceptible to political, economic or regulatory factors affecting New Jersey and governmental bodies within New Jersey. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New Jersey Obligations in the Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  The State and Its Economy. The State is the ninth largest state in population and the fifth smallest in land area. With an average of 1,094 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1997 the State ranked second among the states in per capita personal income ($32,654).

  The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many

Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

  The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 6.6% in April 1996, which is greater than the national average of 5.4% in April 1996. Improvement has been slow, with New Jersey's unemployment rate dropping to 5.1% in March 1998 versus the natural average of 4.7%.

  Going forward, moderate growth is expected to continue through fiscal year 1998. New Jersey's economy has recently benefitted from newly emerging information-based fields attracted by the State's high technology labor resources. Meanwhile, corporate restructuring in such fields as chemicals, telecommunications and financial services has abated. Total employment is expected to grow at an average rate of 0.8% through calendar year 1999.

  Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General obligation debt must be approved by voter referendum and is used primarily to finance various environmental, transportation, correctional and institutional projects. As of June 30, 1997, the state's outstanding general obligation debt totaled $3.4 billion. The debt service obligation for such outstanding indebtedness was $447 million in fiscal year 1997.

  New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $761 million in 1992, $937 million in 1993, $926 million in 1994, $569 million in 1995, $442 million in 1996 and $281 million in 1997. It is estimated that fiscal year 1998 will end with a surplus of $269 million.

  In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

  The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6.0% to 7.0% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, disposable paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

  The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2.0% to 3.5% to a new range of 2.0% to 7.0%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

  The Florio administration had contended that the income tax package would help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State assumed approximately $289.0 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

  Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect.

  As part of the Fiscal Year 1996 Budget, the State enacted several additional tax cuts. For the Gross Income Tax, a 15 percent reduction of personal income tax rates became effective on January 1, 1996. This cut was in addition to the tax rate reductions that were implemented during Fiscal Year 1994 and Fiscal Year 1995. Effective April 1, 1996, yellow pages advertisements were exempt from the State's Sales Tax. Effective July 1, 1996, a reduction in the Corporation Business Tax rate from 9.0 percent to 7.5 percent applied to those corporations that have an allocated net income of $100,000 or less. Also effective July 1, 1996, corporations' sales were double weighted in calculating receipt factors in determining a multistate corporation's New Jersey State Corporation Business Tax liability.

  During June, 1997 the Pension Security Plan was passed which enacted various reform measures including a major provision fully funding the State's $3.2 billion unfunded pension liability as well as the projected $1 billion unfunded liability by bringing assets to full market value, recognizing surplus assets within the normal contribution accounts and issuing $2.75 billion of pension obligation bonds to refinance the remaining State liability at low interest rates. Amortization of the pension obligation bonds will occur through 2019 at a cost of $10.3 billion. This restructuring allows the State to save $47.5 billion over the 2020-56 period originally set up in the prior pension policy. The Pension Security Plan also reallocates surplus assets to reduce the State's normal contribution by $601 million for fiscal years 1997 and 1998.

  On July 12, 1994, the New Jersey Supreme Court declared the State's Quality Education Act of 1990 unconstitutional and gave the Chief Executive and the Legislature until Fiscal Year 1998 to achieve "substantial equivalence" between spending on pupils in poor urban districts and spending on their counterparts in wealthy suburban districts. Fiscal Year 1998 marks the implementation of a new school funding formula specified by the Comprehensive Education Improvement and Financing Act of 1996. State school aid will total $5.3 billion, a net increase of nearly $438 million. However, late in 1997, the State Supreme Court found that the new law still provided insufficient funding and recommended that the State increase annual funding by $312 million.

  In October of 1997, the Supreme Court declined to hear appeals regarding the unconstitutionality of the State's flow control legislation and thus opened the State's solid waste market of competition. New Jersey's solid waste facilities have approximately $1.5 billion of debt outstanding and have faced rating downgrades since 1996 as a result of the federal court ruling that the State's flow control legislation was illegal. The State has taken several actions in order to help New Jersey counties raise more money to pay off their debt, including the imposition of an environmental investment charge on either trash haulers or businesses or residences that generate the trash and the inclusion of $20 million in FY97 and FY98 budgets. A legislative proposal to provide a more large-scale county bailout has not yet been approved.

  The State's fiscal year 1998 revenue projections are based on moderate overall economic growth. Total general fund and available revenues are projected to be $17.3 billion. Included in the revenue forecast is a reduction of residential property taxes paid by homeowners and tenants, and a refundable tax credit for property taxpayers. Effective January 1, 1997, 75% of a homeowner's, tenant's, or property taxpayer's property taxes, not in excess of $7,500, can be deducted. Fiscal 1998 also provides for changes in the rate for S Corporations to 2%, or one-half percent for S Corporations with $100,000 or less annual income. Total appropriations for fiscal 1998 total $16.8 billion.

  Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of Medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, the State's failure to reimburse certain hospitals' charity care costs, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

  At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

  Debt Ratings. For many years prior to 1991, both Moody's and S&P had rated New Jersey general obligation bonds Aaa and AAA, respectively. On July 3, 1991, however, S&P downgraded New Jersey general obligation bonds to AA+. On June 4, 1992, S&P placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget must be closed before the new budget year began on July 1, 1992. S&P suggested the State could close fiscal year 1992's budget gap and help fill fiscal year 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

  On July 6, 1992, S&P reaffirmed its AA+ rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. S&P was concerned that the State was entering fiscal year 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, S&P announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. S&P reaffirmed its AA+ rating at the same time. On July 1, 1996, S&P reaffirmed the State's long-term ratings.

  On August 24, 1992, Moody's downgraded New Jersey general obligation bonds to Aa1, stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, and again on August 18, 1995 Moody's reaffirmed its Aa1 rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance. On May 1, 1996, Moody's reaffirmed the State's long-term ratings.

FACTORS PERTAINING TO CALIFORNIA

  Except to the extent the California Municipal Bond Fund and the California Insured Municipal Bond Fund (the "California Funds") invest in temporary investments, the California Funds will invest substantially all of their assets in California Municipal Obligations. The Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations.

  These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

  During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.


Economic Overview

  Total personal income in the State, at an estimated $800 billion in 1996, accounts for almost 13% of all personal income in the nation. Total employment is over 15.6 million, the majority of which is in the service, trade and manufacturing sectors.

  Unemployment has declined dramatically from its 10% recession peak and is rapidly approaching the national level. Economic indicators show a steady and strong recovery underway in California since the start of 1994, particularly in the export-related industries, services, electronics, entertainment and tourism. The recovery in export-related industries has been dampened somewhat by the economic crisis in Asia.

Constitutional Limitations on Taxes, Other Charges and Appropriations

  Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by
Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

  Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

  Limitation on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

  Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

  Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

  In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

  The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

  Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

  "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $7.0 billion under the limit for fiscal year 1996-97.

  Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

  Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of June 30, 1997, the State had outstanding approximately $17.95 billion of long-term general obligation bonds, plus $781 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.1 billion of lease-purchase debt supported by the State General Fund. The State also had about $7.5 billion of authorized and unissued general obligation bonds. In FY 1996-97, debt service on general obligation bonds and lease purchase bonds was approximately 5.0% of General Fund revenues.

Recent Financial Results

  The principal sources of General Fund revenues in 1996-97 were the California personal income tax (27% of total revenues), the sales and use tax (24%) and bank and corporation taxes (7%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. During the 1997 fiscal year the SFEU was fully depleted. However, the robust economy should afford the State the ability to appropriate funds to the SFEU in the near term.

  General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

  Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. As a result of the strengthening State economy, General Fund revenue growth is now outpacing the costs associated with many of the larger programs supported by the General Fund. However, the State will face additional challenges in coming years by the expected need to substantially increase capital and operating funds for State infrastructure needs, as well as corrections resulting from a "Three Strikes" law enacted in 1994.

  Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislative and Governor eventually agreed on a number of different steps to produce Budget Acts in the Years 1991-92 to 1995-96 (although not all of these actions were taken in each year):

 . significant cuts in health and welfare program expenditures;

 . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on lo-cal government;

 . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

 . reduction in growth of support for higher education programs, coupled with increases in student fees;

 . revenue increases (particularly in the 1992-92 Fiscal Year budget), most of which were for a short duration;

 . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

 . various one-time adjustment and accounting changes.

  Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

  The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94, 1994-95, and 1995-96 which have reduced the accumulated budget deficit to about $70 million as of June 30, 1996.

  A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders.

  The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.

  The 1997-98 Budget Act was signed by the Governor on August 18, 1997, together with related implementating bills. The total budget package authorized State expenditures of $67.2 billion. This total spending includes $52.8 billion from the General Fund (an 8 percent increase from 1996-97) and $14.4 billion from special funds (a 6.1 percent increase). The 1997-98 Budget Act included significant increases in education spending and a major reform to the State's welfare program. In other areas, the budget includes relatively few new initiatives and fairly limited changes to program funding. This was due to the decision to repay the Public Employee's Retirement System (PERS) $1.2 billion. The repayment resulted from a court ruling which declared unconstitutional the General Fund's deferral of State contributions to the retirement fund in the early 1990s.

The following are principal features of the 1997-98 Budget Act:

1. No tax cuts were included in the final budget. The Legislature rejected the Governor's proposal for a reduction in personal and corporate income tax rates.

2. Major increases in K-12 education. The budget would use the increased fund-ing to expand the class size reduction program to a fourth grade and signif-icantly increase local revenue limit funding.

3. The University of California, California State University and California Community Colleges would receive additional funding with no fee increases.

4. A major welfare reform program CalWORKs (California Work Opportunity and Re-sponsibility to Kids Program) was funded. It includes time limits on aid for adults, participation requirements for adults, expanded child care and job training service, and various county fiscal incentives.

5. The budget funded inmate caseload and contains no money for new prisons. In addition, the budget assumed $94 million more in federal funds than the amount in the Governor's budget to offset the State's cost of supervising undocumented felons.

  The Department of Finance has reported that, based on stronger than expected revenues during the first nine months of the 1997-98 fiscal year, reflecting the continued strength of the State's economic recovery, General Fund revenues are $301 million above projections.

  Proposed 1998-99 Budget. On January 9, 1998, the Governor released his proposed budget for FY 1998-99. Assuming continuing strength in the economy, the Governor projects General Fund revenues (including transfers) to be $55.4 billion and proposes expenditures to be $55.4 billion, to leave a budget reserve in the SFEU of $296 million at June 30, 1999. The Governor proposed further programs emphasizing education, public safety, and economic development.

  Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

  The ratings on California's long-term general obligation bonds were reduced in the early 1990s from "AAA" levels which had existed prior to the recession. In 1997, Fitch raised their rating of California's general obligation bonds, which as of May 1998, were assigned ratings of "A+" by Standard & Poor's, "A1" by Moody's and "AA-" from Fitch.

  There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

  The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

Other Issuers of California Municipal Obligations

  There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

  State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in 1995-96 and 1996-97. Los Angeles County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

  Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were to be enacted by June, 1997 in order to comply with federal welfare reform law. It is not yet known what the overall impact will be on local government finances.

  Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

  California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time which challenges the constitutionality of such lease arrangements.

Other Considerations

  The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

FACTORS PERTAINING TO CONNECTICUT

  Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut Municipal Obligations. The Connecticut Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Connecticut Municipal Obligations. The following briefly summarizes the current financial situation of the State of Connecticut (the "State"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Connecticut Obligations in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  Connecticut's economy, historically based on the insurance, defense manufacturing, finance and real estate industries, is slowly recovering from one of the most severe recessions in the country which was due in part to reductions in defense spending and the downsizing of the foregoing industries. Statistics show that Connecticut has recovered from almost 65% of its recessionary employment loss with small business fueling much of the growth in the services, wholesale, and retail trade industries. Unemployment has been declining steadily since the recovery reaching 5.1% in 1997 and 3.8% in February 1998 versus a national rate of 4.9% and 4.6%, respectively. The State's urban centers, however, still struggle with above average rates of unemployment. Casinos are expected to continue to attract tourists and contribute to the state's slow but steady economic growth. While Connecticut ranks first among the states in per capita personal income ($36,263 in 1997), there are strong regional disparities in income. According to statistics contained In January 1998's Comptroller Report, the ten municipalities with the lowest per capita income levels have an average per capita income that is 3.5 times lower than the top 10 municipalities. Connecticut has the highest tax-supported debt to personal income ratio in the nation. These large and growing debt levels are expected to limit the state's future financial flexibility.

  Despite larger than anticipated levels of appropriations, Connecticut's growing economy generated enough revenues to close fiscal year 1997 with a general fund surplus of $252 million. Overall government operations closed fiscal year 1997 with a $95 million deficit, its lowest level in 10 years. Fiscal year 1997's general funds surplus allowed for a transfer of $96 million into the state's budget reserve (or rainy day) fund. This transfer brought the total balance of the fund to $336.9 million, still $130 million short of the state's 5% of net general fund appropriations. The adopted budget for fiscal 1998 anticipates general fund revenues and expenditures equal to $9.3 billion. Recent comptroller reports have revised general fund revenues/expenditures and now project a general fund surplus of $405 million for fiscal year 1998. For fiscal year 1999, the adopted budget anticipates general fund revenues and expenditures equal to $9.5 billion. The State expects that continued economic growth will continue to drive revenues above expectations. The state's general obligation bonds are rated Aa3 by Moody's and AA- by S&P.

FACTORS PERTAINING TO MASSACHUSETTS

  Except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts Obligations in the Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  1998 Fiscal Year Budget. The budget for 1998 provides for total expenditures and appropriations of approximately $18.8 billion, a 2.8% increase over FY97 expenditures. The budget incorporates tax cuts valued by the Dept of Revenue at $61 million and provides for an accelerated pension funding schedule. Supplemental appropriations have been approved for FY98 in the amount of approximately $94.0 million, including transfer of $34.8 million to the Massachusetts Water Pollution Abatement Trust for state revolving fund programs. Estimated budgeted revenues and other revenue sources are projected to reach $20.0 billion, up 3.5% over fiscal 1997 level. Tax revenues are projected to reach $13.2 billion, a mere 2.3% increase over fiscal 1997 level as a result of tax cuts. A surplus of $116 million is expected at fiscal year end.

  Tax law changes effective in FY98 will: increase anticipated revenues by $19 million from miscellaneous fees to be collected as a result of the convention center legislation approved on November 17, 1997, reduce tax revenues by an estimated $25 million as a result of the exemption of military pensions from state income tax, which was approved by Acting Governor Cellucci on November 6, 1997, and reduce tax revenues by an estimated $140 million as a result of a change in sales tax payment schedule.

  Under legislation enacted in 1996, Franklin County government terminated on July 1, 1997. Legislation approved by Governor Weld on July 11, 1997 abolished Middlesex County government on that day and provided for the abolition of county government in Hampden and Worcester Counties on July 1, 1998. These Counties' debt and liabilities will be assumed by the Commonwealth and amortized over a period of up to 25 years from assessments on the cities and towns within the County.

  On October 20, 1997, Acting Governor Cellucci announced that the Department of Revenue will issue regulations changing the payment schedules for approximately 15,000 sales, meals and room occupancy taxpayers that pay over $25,000 in tax per year. Under the new simplified rules, beginning January 1, 1998, these taxpayers will be required to file a tax return and make a tax payment on the 20th of each month for taxable sales made during the preceding month. Under the old rules, affected taxpayers were required to forward tax payments on the 27th of each month for taxable sales made from the 23rd of the preceding month to the 22nd of the current month, as well as file a quarterly tax return. While these new regulations will not affect the amount of tax owed, the Department of Revenue estimates that the Commonwealth will realize a reduction in fiscal 1998 revenues of $120 million to $160 million, which has been incorporated into the January 16, 1998 revenue estimates. This reduction will be a one-time event.

  On November 17, 1997, the Legislature overrode Acting Governor Cellucci's vote to enact legislation authorizing the Commonwealth to issue special obligation convention center bonds secured by a pledge of certain taxes related to tourism and conventions, including a 2.75% convention center financing fee imposed by the legislation on hotel room occupancy in four Massachusetts cities.

  The fiscal 1998 budget is based on numerous spending and revenue estimates the achievement of which cannot be assured.

1997 FISCAL YEAR

  Revenues exceeded expenditures for the 7th consecutive year. Budgeted revenues and other sources totaled $19.3 billion, up 11.6% over FY96. Total revenues exceeded total expenditures by $281.8 million. Tax revenues grew 6.8% to $12.9 billion. During the fiscal year, legislation was enacted and approved to raise statutory ceiling on State's Stabilization (or Rainy Day) fund from 5% of tax revenues to 5% of total budgetary income. As a result, the Stabilization fund balance now stands at $799.3 million.

  During FY97, the legislature mandated several transfers to be charged to FY97, including: $229.8 million to a Capital Investment Trust Fund to finance certain specified capital expenditures, $100 million to the Stabilization Fund (in addition to the $134.3 million transfer required by state finance law), $128 million to a Caseload Increase Mitigation Fund to finance Dept of Transitional Assistance programs in the even caseloads increase beyond what is budgeted, and $20.2 million to the Massachusetts Water Pollution Abatement Trust for state capitalization grants for the state revolving fund programs.

  On March 11, 1997, the Legislature's Committee on Counties approved legislation that would abolish Middlesex County government immediately upon final approval of the legislation and transfer its functions to the Commonwealth. The county's debts and liabilities which are in force on July 1, 1997 would be assumed by the Commonwealth and amortized over a period of up to 25 years from assessments on the cities and towns within the county. The legislation would also bar the sale of public property to satisfy judgments against the county. The legislation is now being considered by the House Committee on Ways and Means.

  On March 12, 1997, the Legislature's Committee on Transportation approved legislation to establish a Metropolitan Highway System, in substantially the form in which it had been filed by the Governor on January 6, 1997. A provision in the legislation added by the committee would mandate a new "asset assesment study" to determine, within one year, whether the Massachusetts Port Authority could afford to contribute as much as $300 million toward the cost of the Ted Williams Tunnel/Central Artery project, rather than the $200 million contribution proposed by the Governor and contemplated by the legislation. The study is to be conducted by the Executive Office for Administration and Finance, the State Auditor, the Division of Capital Planning and Operations and the Port Authority. The legislation approved by the Transportation Committee does not authorize any additional state spending for the project. The Governor's proposals for additional spending authorizations are contained in a transportation bond bill which is still being considered by the committee. The bill approved by the Transportation Committee has been scheduled in both the House of Representatives and Senate for expedited debate and enactment on March 13, 1997.

  1996 Fiscal Year. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1996 were approximately $17.328 billion, approximately $944 million or 5.7% above fiscal 1995 revenues of approximately $16.387 billion. Fiscal 1996 tax revenue collections were approximately $12.049 billion, approximately $365 million above the Department of Revenue's revised financial year 1996 tax revenue estimate of $11.684 billion and $886 million, or 7.9% above fiscal 1995 tax revenues of $11.163 billion.

  Budgeted expenditures and other uses of funds in fiscal 1996 were approximately $16.881 billion, approximately $630.6 million or 3.9% above fiscal 1995 budgeted expenditures and uses of $16.251 billion. The Commonwealth ended fiscal 1996 with an operating gain of approximately $446.4 million and an ending fund balance of approximately $1.172 billion.

  On August 8, 1996, the Governor approved legislation making two changes in the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. Effective January 1, 1997, the legislation changes the computation of the sales factor. Instead of sourcing sales from the state where the seller bears the cost of performing the services relating to the sale, the corporations will source sales to the state of domicile of the ultimate consumer of the service. Effective July 1, 1997, the legislation changes the current three-factor formula to a single sales factor formula, just as the November, 1995 legislation did for certain federal defense contractors and, over time, for manufacturing firms. The new law requires the affected corporations to increase their numbers of employees by 5% per year for five years, subject to exceptions for adverse economic conditions affecting the stock market or the amount of assets under their management. The Department of Revenue estimates that the changes will result in a revenue reduction of approximately $10 million in fiscal 1997 and approximately $30 million to $53 million on an annualized basis thereafter, starting in fiscal 1998.

  On August 9, 1996, the Governor signed legislation providing tax credit to shippers that pay federal harbor maintenance taxes on cargo passing through Massachusetts ports. The Department of Revenue estimates that there will be no impact on revenues in fiscal 1997 as a result of this tax credit, and that the annualized revenue loss will be approximately $3 million to $4 million, beginning in fiscal 1998.

  The Executive Office for Administration and Finance is currently evaluating the impact of the federal welfare reform legislation enacted on August 22, 1996 on the Commonwealth's spending and revenue associated with public assistance programs. Current estimates indicate no fiscal 1997 spending impact associated with the passage of the federal reform. While current estimates also indicate an $86.3 million increase in federal revenues for the Commonwealth in fiscal 1997, this has not yet been incorporated into the Commonwealth's estimates for fiscal 1997 federal revenues.

  1995 Fiscal Year. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 revenues of

$15.550 billion. Fiscal 1995 tax revenues collections were approximately $11.163, billion approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $10.151 billion and $556 million, or 5.2%, above fiscal year tax revenues of $10.607 billion.

  Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

  On November 8, 1994, the voters in the statewide general election approved an initiative petition that would slightly increase the portion of the gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgetary funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and not permit including the Highway Fund balance in the computation "consolidated net surplus" for purposes of state finance laws. The initiative petition also provides that no more than 15% of gasoline tax revenues may be used for mass transportation purposes, such as expenditures related to the Massachusetts Bay Transit Authority. The Executive Office of Administration and Finance is analyzing the effect, if any, this initiative petition, which became law on December 8, 1994, may have on the fiscal 1995 budget and it currently does not expect it to have any materially adverse impact. This is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the petition, appropriate moneys from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such moneys be used for highways or mass transit purposes. The Legislature has twice postponed the effective date of the provision that would exclude Highway Fund balance from the computation of "consolidated net surplus." The most recent postponement changed the effective date of the provision to July 1, 1998.

  1994 Fiscal Year. Fiscal 1994 tax revenue collections were approximately $10.607 billion, $87 million below the Department of Revenue's fiscal year 1994 tax revenue estimate of $10.694 billion and $677 million above fiscal 1993 tax revenues of $9.930 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1994 were approximately $15.550 billion. To-tal revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period. Bud-geted expenditures and other uses of funds in fiscal 1994 were approximately $15.523 billion, which is $826.5 million or approximately 5.6% higher than fis-cal 1993 budgeted expenditures and other uses.

  As of June 30, 1994, the Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million.

  In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation. This legislation required an increase in expenditures for education purposes above fiscal 1993 base spending of $1.288 billion of approximately $175 million in fiscal 1994. The Executive Office for Administration and Finance expects the annual increases in expenditures above the fiscal 1993 base spending of $1.288 billion to be approximately $396 million in fiscal 1995, $625 million in fiscal 1996 and $868 million in fiscal 1997. Additional annual increases are also expected in later fiscal years. The fiscal 1995 budget as signed by the Governor includes $896 million in appropriations to satisfy this legislation.

  1993 Fiscal Year. The Commonwealth's budgeted expenditures and other uses were approximately $14.696 billion in fiscal 1993, which is approximately $1.280 billion or 9.6% higher than fiscal 1992 expenditures and other uses. Final fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures. Budgeted revenues and other sources for fiscal 1993 totalled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period. Overall, fiscal 1993 ended with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. After payment in full of the distribution of local aid to the Commonwealth's cities and towns ("Local Aid") and the retirement of short term debt, the Commonwealth showed a year end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million.

  1992 Fiscal Year. The Commonwealth's budgeted expenditures and other uses were approximately $13.4 billion in fiscal 1992, which is $238.7 million or 1.7% lower than fiscal 1991 budgeted expenditures. Final fiscal 1992 budgeted expenditures were $300 million more than the initial July 1991 estimates of budgetary expenditures, due in part to increases in certain human services programs, including an increase of $268.7 million for the Medicaid program and $50.0 million for mental retardation consent decree requirements. Budgeted revenues and other sources for fiscal 1992 totalled approximately $13.7 billion (including tax revenues of approximately $9.5 billion), reflecting an increase of approximately 0.7% from fiscal 1991 to 1992 and an increase of 5.4% in tax revenues for the same period. Overall, fiscal 1992 is estimated to have ended with an excess of revenues and other sources over expenditures and other uses of $312.3 million. After payment in full of Local Aid in the amount of $514.0 million due on June 30, 1992, retirement of the Commonwealth's outstanding commercial paper (except for approximately $50 million of bond anticipation notes) and certain other short term borrowings, as of June 30, 1992, the end of fiscal 1992, the Commonwealth showed a year-end cash position of approximately $731 million, as compared with the Commonwealth's cash balance of $182.3 million at the end of fiscal 1991.

  Employment. Reversing a trend of relatively low unemployment during the early and mid 1980's, the Massachusetts unemployment rate beginning in 1990 increased significantly to where the Commonwealth's unemployment rate exceeded the national unemployment rate. During 1990, the Massachusetts unemployment rate increased from 4.5% in January to 6.1% in July to 6.7% in August. During 1991, the Massachusetts unemployment rate averaged 9.0% while the average United States unemployment rate was 6.7%. The Massachusetts unemployment rate during 1992 averaged 8.5% while the average United States unemployment rate was 7.4%. Since 1993, the average monthly unemployment rate has declined steadily. The Massachusetts unemployment rate in November 1997 was 3.9%, as compared with the United States unemployment rate of 4.6% for the same period. Other factors which may significantly and adversely affect the employment rate in the Commonwealth include reductions in federal government spending on defense-related industries. Due to this and other considerations, there can be no assurance that unemployment in the Commonwealth will not increase in the future.

  Debt Ratings. S&P currently rates the Commonwealth's uninsured general obligation bonds at AA-. At the same time, S&P currently rates state and agency notes at SP1. From 1989 through 1992, the Commonwealth had experienced a steady decline in its S&P rating, with its decline beginning in May 1989, when S&P lowered its rating on the Commonwealth's general obligation bonds and other Commonwealth obligations from AA+ to AA and continuing a series of further reductions until March 1992, when the rating was affirmed at BBB.

  Moody's currently rates the Commonwealth's uninsured general obligation bonds at Aa3. From 1989 through 1992, the Commonwealth had experienced a steady decline in its rating by Moody's since May 1989. In May 1989, Moody's lowered its rating on the Commonwealth's notes from MIG-1 to MIG-2, and its rating on the Commonwealth's commercial paper from P-1 to P-2. On June 21, 1989, Moody's reduced the Commonwealth's general obligation rating from Aa to A. On November 15, 1989, Moody's reduced the rating on the Commonwealth's general obligations from A to Baa1, and on March 9, 1990, Moody's reduced the rating of the Commonwealth's general obligation bonds from Baa1 to Baa.

  There can be no assurance that these ratings will continue.

  In recent years, the Commonwealth and certain of its public bodies and municipalities have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. The continuation of, or an increase in, such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts Obligations in the Fund. Should there be during the term of the Fund a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts Obligations in the Fund and interest income to the Fund could be adversely affected.

  Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of April 1, 1998 was approximately $10.349 billion. The total bond and note liabilities of the Commonwealth as of April 1, 1998, including guaranteed bond and contingent liabilities was approximately $14.526 billion.

 Debt Service. During the 1980's, capital expenditures were increased substantially, which has had a short term impact on the cash needs of the Commonwealth and also accounts for a significant rise in debt service during that period. In November, 1988, the Executive Office for Administration and Finance established an administrative limit on state-financed capital spending in the Capital Projects Funds of $925 million per fiscal year. Capital expenditures were $694.1 million, $575.9 million, $760.6 million, $902.2 million, $908.5 million and $956.3 million in fiscal 1992, fiscal 1993, fiscal 1994, fiscal 1995, fiscal 1996 and fiscal 1997, respectively. Commonwealth-financed capital expenditures are projected to be approximately $1.05 billion in fiscal 1998.

  The growth of capital expenditures during the 1980's accounts for the significant rise in annual debt service expenditures since fiscal 1989. Payments for debt service on Commonwealth general obligation bonds and notes in fiscal 1992 were $898.3 million, representing a 4.7% decrease from $942.3 million in fiscal 1991, which resulted from a $261 million one-time reduction achieved through the issuance of refunding bonds in September and October, 1991. Debt service expenditures for fiscal 1993, fiscal 1994, fiscal 1995, fiscal 1996 and fiscal 1997 were $1.140 billion, $1.149 billion, $1.231 billion, $1.184 billion, and $1.275 billion, respectively, and are projected to be $1.224 billion for fiscal 1998. The amounts noted represent debt service payments on Commonwealth debt (including Fiscal Recovery Bonds and special obligation bonds). The amounts noted do not include debt service contract assistance payments to the Massachusetts Bay Transportation Authority ($302.6 million projected in fiscal 1998), the Massachusetts Convention Center ($24.6 million projected in fiscal 1998), the Massachusetts Government Land Bank ($6 million projected in fiscal 1998) and the Massachusetts Water Pollution Abatement Trust (up to $46 mm in each fiscal year) and grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds ($187.3 million projected in fiscal 1998).

  In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds). The percentage of total appropriations expended from the budgeted operating funds for debt service for fiscal 1997 is 5.7%, which is projected to rise to 6.3% in fiscal 1998.

  Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and Medicaid expenditures which have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.

  As a result of comprehensive legislation approved in January, 1988, the Commonwealth is required to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 30 years. The funding schedule must provide for annual payments in each of the ten years ending fiscal 1998 which are at least equal to the total estimated pay-as-you-go pension costs in each year. As a result of this requirement, the funding requirements for fiscal 1996, 1997 and 1998 are estimates to be increased to approximately $1.007 billion, $1.061 billion and $1.065 billion, respectively.

  Litigation. The Commonwealth is engaged in various lawsuits involving environmental and related laws, including an action brought on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. The MWRA, successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan for the construction of the treatment facilities necessary to achieve compliance with federal requirements. Under the Clean Water Act, the Commonwealth may be liable for costs of compliance in these or any other Clean Water cases if the MWRA or a municipality is prevented from raising revenues necessary to comply with a judgment. The MWRA currently projects that the total cost of construction of the treatment facilities required under the court's order is approximately $3.142 billion in current dollars, with approximately $901 million to be spent on or after June 30, 1997.

  The Department of Public Welfare has been sued for the alleged unlawful denial of personal care attendant services to certain disabled Medicaid recipients. The Superior Court has denied the plaintiff's motion for preliminary injunction and has also denied the plaintiff's motion for class certification. If the plaintiffs were to prevail on their claims and the Commonwealth were required to provide all of the services sought by the plaintiffs to all similarly situated persons, it would substantially increase the annual cost to the Commonwealth if these services are eventually required. The Department of Public Welfare currently estimates this increase to be as much as $200 million per year.

  There are also actions pending in which recipients of human services benefits, such as welfare recipients, the mentally retarded, the elderly, the handicapped, children, residents of state hospitals and inmates of corrections institutions, seek expanded levels of services and benefits and in which providers of services to such recipients challenge the rates at which they are reimbursed by the Commonwealth. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

  In 1995, the Spaulding Rehabilitation Hospital ("Spaulding") filed an action to enforce an agreement to acquire its property by eminent domain in connection with the Central Artery/Third Harbor Tunnel Project. On 3-13-98, the Superior Court entered judgement for the Commonwealth & dismissed the complaint.

  The Commonwealth faces an additional potential liability of approximately $75 million to $135 million in connection with a taking by the Massachusetts Highway Department related to the relocation of Northern Avenue in Boston.

  In Massachusetts Wholesalers of Malt Beverages v. Commonwealth (Suffolk Superior Court No. 90-1523), associations of bottlers challenged the 1990 amendments to the bottle bill which escheat abandoned deposits to the Commonwealth. Plaintiffs claimed a taking; the Commonwealth argued a legitimate regulation of abandoned amounts. In March, 1993, the Supreme Judicial Court upheld the amendments except for the initial funding requirement, which the Court upheld severable. In August, 1994, the Superior Court ruled that the Commonwealth is liable for certain amounts (plus interest) as a result of the Supreme Judicial Court's decision. The actual amount will be determined in further proceedings. In February, 1996, the Commonwealth settled all remaining issues with one group of plaintiffs, the Massachusetts Soft Drink Association. Payments to that group will total approximately $7 million. The Legislature appropriated the funds necessary for these payments in its final supplemental budget for fiscal 1996. Litigation with the other group of plaintiffs, the Massachusetts Wholesalers of Malt Beverages, is still pending. The remaining potential liability is approximately $50 million.

  In the First National Bank of Boston v. Commission of Revenue (Appellate Tax Board No. F232249), the First National Bank of Boston challenges the constitutionality of the former version of the Commonwealth's bank excise tax. In 1992, several pre-1992 petitions filed by the bank, which raised the same issues, were settled prior to a board decision. The bank has now filed claims with respect to 1993 and 1994. The bank claims that the tax violated the Commerce Clause of the United States Constitution by including its worldwide income without apportionment. The Commonwealth's potential liability is $128 million.

  In State Street Bank and Trust Company v. Commissioner of Revenue (Appellate Tax Board Nos. F215497, F232152, F233019 and F233948), State Street Bank and Trust Company has raised the same claims as the First National Bank of Boston, outlined above. State Street Bank also claims that it is entitled to alternative apportionment under the bank excise tax. The Department of Revenue estimated that the amount of the abatement could have totaled $158 mm. On 2-19-98, the case was settled for $8.7 million.

  In National Association of Government Employees v. Commonwealth, the Superior Court declared that a line item in the Commonwealth's general appropriations act for fiscal 1994 that increased the state employees' percentage share of their group health insurance premiums from 10% to 15% violated the terms of several collective bargaining agreements, and therefore was invalid under the United States Constitution as regards employees covered by the agreements. On February 9, 1995, the Supreme Judicial Court vacated the Superior Court's decision and declared that the fiscal 1994 line item did not violate the contracts clause. In June, 1995, the United States Supreme Court denied the plaintiff's writ of certiorari. Several other unions have filed a companion suit asserting that the premium increase similarly violated other collective bargaining agreements. The latter suit is in its initial stages. Prior to the Supreme Judicial Court's decision the Commonwealth's aggregate liability is estimated to be approximately $32 million.

  A variety of other civil suits pending against the Commonwealth may also affect its future liabilities. There include challenges to the Commonwealth's allocation of school aid under Section 9C of Chapter 29 of the General Laws and to adopt a state employee furlough program. No prediction is possible as to the ultimate outcome of these proceedings.

  On March 22, 1995, the Supreme Judicial Court held in Perini Corporation v. Commission of Revenues that certain deductions from the net worth measure of the Massachusetts corporate excise tax violate the Commerce Clause of the United States Constitution. On October 2, 1995, the United States Supreme Court denied the Commonwealth's petition for writ of certiorari. The Department of Revenue estimates that tax revenues in the amount of $40 to $55 million may be abated as a result of the Supreme Judicial Court's decision.

  On May 13, 1996, the Court entered an order for judgment and memorandum concerning relief for tax years ending on or after January 1, 1996. A final ruling was entered on June 6, 1996. The Department of Revenue is continuing to analyze the final fiscal impact of the ruling, to date, it has paid approximately $11 million in accordance with the judgment.

  Many factors, in addition to those cited above, have or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

  Expenditure and Tax Limitation Measures. Limits have been established on state tax revenues by legislation approved by the Governor on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The Executive Office for Administration and Finance currently estimates that state tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal 1992.

  Proposition 2 1/2, passed by the voters in 1980, led to large reductions in property taxes, the major source of income for cities and towns and large increases in state aid to offset such revenue losses. According to the Executive Office for Administration and Finance, all of the 351 cities and towns have now achieved a property tax level of no more than 2.5% of full property values. Under the terms of Proposition 2 1/2, the property tax levy can now be increased annually for all cities and towns, almost all by 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and of significant improvements to property. Legislation has also been enacted providing for certain local option taxes. A voter initiative petition approved at the statewide general election in November, 1990 further regulates the distribution of Local Aid of no less than 40% of collections from individual income taxes, sales and use taxes, corporate excise taxes, and the balance of the state lottery fund. If implemented in accordance with its terms (including appropriation of the necessary funds), the petition as approved would shift several hundred million dollars to direct Local Aid.

  Other Tax Measures. To provide revenue to pay debt service on both the deficit and Medicaid-related borrowings and to fund certain direct Medicaid expenditures, legislation was enacted imposing an additional tax on certain types of personal income for 1989 and 1990 taxable years at rates of 0.375% and 0.75%, respectively, effectively raising the tax rate of 1989 from 5% to 5.375% and for 1990 to 5.75%. Recent legislation has effectively further increased tax rates to 5.95% for tax year 1990 to 6.25% for tax year 1991 and returning to 5.95% for tax year 1992 and subsequent tax years. The tax is applicable to all personal income except income derived from dividends, capital gains, unemployment compensation, alimony, rent, interest, pensions, annuities and IRA/Keogh distributions. The income tax rate on other interest (excluding interest on obligations of the United States and of the Commonwealth and its subdivisions), dividends and net capital gains (after a 50% reduction) was increased from 10% to 12% for tax year 1990 and subsequent years, by recently enacted legislation.

  As part of Acting Governor Celluci's fiscal 1999 budget recommendations, he proposed a reduction in the tax rate on "Part B" personal income (so-called "earned" income) from the current level of 5.95% to 5% over three calendar years. The rate would be reduced to 5.6% effective January 1, 1999, 5.3% effective January 1, 2000 and 5% effective January 1, 2001. The Executive Office for Administration and Finance estimates that the static revenue impact of these changes would be a reduction in personal income tax collections of approximately $206 million in fiscal 1999, $616 million in fiscal 2000, $1.035 billion in fiscal 2001 and $1.292 billion in fiscal 2002, at which time the rate reduction would be fully implemented. The Acting Governor also proposed a reduction in the tax rate on "Part A" personal income (so-called "unearned" income) from 12% to 5% over five years. The Executive Office for Administration and Finance estimates that the static revenue impact of these changes would be a reduction in personal income tax collections of approximately $30 million in fiscal 1999, $101 million in fiscal 2000, $173 million in fiscal 2001, $249 million in fiscal 2002, $327 million in fiscal 2003 and $372 million in fiscal 2004, at which time the rate reduction would be fully implemented. See "1999 fiscal year." On March 12, 1998 the House of Representatives approved legislation that would reduce the rate on Part A and Part B income, and raise the rate on capital gains income, to 5.7%, as well as raising the age of the children's exemption to age 18 and raising the amount of the exemption from $1,200 to $2,400.

  Estate Tax Revisions. The fiscal 1993 budget included legislation which gradually phases out the current Massachusetts estate tax and replaces it with a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for state taxes allowed for federal estate tax purposes. The estate tax is phased out by means of annual increases in the basic exemption from the current $200,000 level. The exemption is increased to $300,000 for 1993, $400,000 for 1994, $500,000 for 1995 and $600,000 for 1996. In addition, the legislation included a full marital deduction starting July 1, 1994.

  Other Issuers of Massachusetts Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

HEDGING AND OTHER DEFENSIVE ACTIONS

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

TEMPORARY INVESTMENTS

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

--------------------------------------------------------------------------------
                                  POSITIONS AND         PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS             AGE OFFICES WITH FUND     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     49  Chairman of the Board Chairman since July 1,
 333 West Wacker Drive            and Director          1996 of The John Nuveen
 Chicago, IL 60606                                      Company, John Nuveen &
                                                        Co. Incorporated, Nuveen
                                                        Advisory Corp. and
                                                        Nuveen Institutional
                                                        Advisory Corp., prior
                                                        thereto Executive Vice
                                                        President and Director
                                                        of The John Nuveen
                                                        Company and John Nuveen
                                                        & Co. Incorporated;
                                                        Director of Nuveen
                                                        Advisory Corp. (since
                                                        1992) and Nuveen
                                                        Institutional Advisory
                                                        Corp.; Chairman and
                                                        Director (since January
                                                        1997) of Nuveen Asset
                                                        Management, Inc.;
                                                        Director (since 1996) of
                                                        Institutional Capital
                                                        Corporation.

--------------------------------------------------------------------------------
 Anthony T. Dean*             53  President and         President since July 1,
 333 West Wacker Drive            Director              1996 of The John Nuveen
 Chicago, IL 60606                                      Company, John Nuveen &
                                                        Co. Incorporated, Nuveen
                                                        Advisory Corp. and
                                                        Nuveen Institutional
                                                        Advisory Corp.; prior
                                                        thereto, Executive Vice
                                                        President and
                                                        Director of The John
                                                        Nuveen Company, John
                                                        Nuveen & Co.
                                                        Incorporated, Nuveen
                                                        Advisory Corp. and
                                                        Nuveen Institutional
                                                        Advisory Corp. (since
                                                        October 1992); President
                                                        and Director (since
                                                        January 1997) of Nuveen
                                                        Asset Management, Inc.;
                                                        Chairman and Director
                                                        (since 1997) of
                                                        Rittenhouse Financial
                                                        Services, Inc.

--------------------------------------------------------------------------------
 Robert P. Bremner            57  Director              Private Investor and
 3725 Huntington Street, N.W.                           Management Consultant.
 Washington, D.C. 20015

--------------------------------------------------------------------------------
 Lawrence H. Brown            63  Director              Retired (August 1989) as
 201 Michigan Avenue                                    Senior Vice President of
 Highwood, IL 60040                                     The Northern Trust
                                                        Company

--------------------------------------------------------------------------------
 Anne E. Impellizzeri         65  Director              President and Chief
 3 West 29th Street                                     Executive Officer of
 New York, NY 10001                                     Blanton-Peale,
                                                        Institutes of Religion
                                                        and Health (since
                                                        December 1990).
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                               POSITIONS AND                 PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS          AGE OFFICES WITH FUND             DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------
 Peter R. Sawers            65 Director                      Adjunct Professor of
 22 The Landmark                                             Business and Economics,
 Northfield, IL 60093                                        University of Dubuque,
                                                             Iowa; Adjunct Professor,
                                                             Lake Forest Graduate
                                                             School of Management,
                                                             Lake Forest, Illinois.

-------------------------------------------------------------------------------------
 William J. Schneider       53 Director                      Senior Partner, Miller-
 4000 Miller-Valentine Ct.                                   Valentine Partners, Vice
 P.O. Box 744                                                President, Miller-
 Dayton, OH 45401                                            Valentine Realty, Inc.

-------------------------------------------------------------------------------------
 Judith M. Stockdale        50 Director                      Executive Director,
 35 E. Wacker Drive                                          Gaylord and Dorothy
 Suite 2600                                                  Donnelley Foundation
 Chicago, IL 60601                                           (since 1994); prior
                                                             thereto, Executive
                                                             Director, Great Lakes
                                                             Protection Fund (from
                                                             1990 to 1994).

--------------------------------------------------------------------------------
 Bruce P. Bedford           58 Executive Vice President      Executive Vice President
 333 West Wacker Drive                                       of John Nuveen & Co.
 Chicago, IL 60606                                           Incorporated, Nuveen
                                                             Advisory Corp. and
                                                             Nuveen
                                                             Institutional Advisory
                                                             Corp. (since January
                                                             1997); prior thereto,
                                                             Chairman and CEO of
                                                             Flagship Resources Inc.
                                                             and Flagship Financial
                                                             Inc. and the Flagship
                                                             funds.

--------------------------------------------------------------------------------
 Alan G. Berkshire          37 Vice President and            Vice President and
 333 West Wacker Drive         Assistant Secretary           General Counsel (since
 Chicago, IL 60606                                           September 1997) and
                                                             Secretary (since May
                                                             1998) of The John Nuveen
                                                             Company, John Nuveen &
                                                             Co. Incorporated, Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp., prior
                                                             thereto, Partner in the
                                                             law firm of Kirkland &
                                                             Ellis.

--------------------------------------------------------------------------------
 Michael S. Davern          41 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                       Advisory Corp. (since
 Chicago, IL 60606                                           January 1997); prior
                                                             thereto, Vice President
                                                             and Portfolio Manager of
                                                             Flagship Financial.

-------------------------------------------------------------------------------------
 Lorna C. Ferguson          53 Vice President                Vice President of John
 333 West Wacker Drive                                       Nuveen & Co.
 Chicago, IL 60606                                           Incorporated; Vice
                                                             President (since January
                                                             1998) of Nuveen Advisory
                                                             Corp. and Nuveen
                                                             Institutional Advisory
                                                             Corp.

-------------------------------------------------------------------------------------
 William M. Fitzgerald      34 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                       Advisory Corp. (since
 Chicago, IL 60606                                           December 1995);
                                                             Assistant Vice President
                                                             of Nuveen Advisory Corp.
                                                             (from September 1992 to
                                                             December 1995), prior
                                                             thereto Assistant
                                                             Portfolio Manager of
                                                             Nuveen Advisory Corp.

-------------------------------------------------------------------------------------
 Kathleen M. Flanagan       51 Vice President                Vice President of John
 333 West Wacker Drive                                       Nuveen & Co.
 Chicago, IL 60606                                           Incorporated.

-------------------------------------------------------------------------------------
 Stephen D. Foy             44 Vice President and Controller Vice President of John
 333 West Wacker Drive                                       Nuveen & Co.
 Chicago, IL 60606                                           Incorporated.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             POSITIONS AND       PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS        AGE OFFICES WITH FUND   DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 J. Thomas Futrell        42 Vice President      Vice President of Nuveen
 333 West Wacker Drive                           Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Richard A. Huber         35 Vice President      Vice President of Nuveen
 333 West Wacker Drive                           Advisory Corp. (since January
 Chicago, IL 60606                               1997); prior thereto, Vice
                                                 President and Portfolio
                                                 Manager of Flagship Financial.

-------------------------------------------------------------------------------
 Steven J. Krupa          40 Vice President      Vice President of Nuveen
 333 West Wacker Drive                           Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Anna R. Kucinskis       52  Vice President      Vice President of John Nuveen
 333 West Wacker Drive                           & Co. Incorporated.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         46  Vice President and  Vice President, Assistant
 333 West Wacker Drive       Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                               General Counsel of John Nuveen
                                                 & Co. Incorporated; Vice
                                                 President and Assistant
                                                 Secretary of Nuveen Advisory
                                                 Corp.; Vice President and
                                                 Assistant Secretary of Nuveen
                                                 Institutional Advisory Corp.;
                                                 Assistant Secretary of The
                                                 John Nuveen Company.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     32  Vice President      Vice President (since
 333 West Wacker Drive                           September 1996), previously
 Chicago, IL 60606                               Assistant Vice President
                                                 (since December 1993) of
                                                 Nuveen Advisory Corp.,
                                                 Portfolio Manager prior
                                                 thereto; Vice President (since
                                                 September 1996), previously
                                                 Assistant Vice President
                                                 (since May 1995) of Nuveen
                                                 Institutional Advisory Corp.,
                                                 Portfolio Manager prior
                                                 thereto.

-------------------------------------------------------------------------------
 Walter K. Parker        49  Vice President      Vice President of Nuveen
 333 West Wacker Drive                           Advisory Corp. (since January
 Chicago, IL 60606                               1997); prior thereto, Vice
                                                 President and Portfolio
                                                 Manager (since July 1994) of
                                                 Flagship Financial; Portfolio
                                                 Manager and CIO Trust Investor
                                                 for PNC Bank.

-------------------------------------------------------------------------------
 Stephen S. Peterson     40  Vice President      Vice President (since
 333 West Wacker Drive                           September 1997), previously
 Chicago, IL 60606                               Assistant Vice President
                                                 (since September 1996) of
                                                 Nuveen Advisory Corp.,
                                                 Portfolio Manager prior
                                                 thereto.

-------------------------------------------------------------------------------
 Stuart W. Rogers        42  Vice President      Vice President of John Nuveen
 333 West Wacker Drive                           & Co. Incorporated.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 46  Vice President      Vice President of Nuveen
 333 West Wacker Drive                           Advisory Corp. and Nuveen
 Chicago, IL 60606                               Institutional Advisory Corp.;
                                                 Chartered Financial Analyst.
-------------------------------------------------------------------------------

                           POSITIONS AND      PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS      AGE OFFICES WITH FUND  DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 H. William Stabenow   63  Vice President and Vice President and Treasurer of
 333 West Wacker Drive     Treasurer          The John Nuveen Company, John
 Chicago, IL 60606                            Nuveen & Co. Incorporated, Nuveen
                                              Advisory Corp. and Nuveen
                                              Institutional Advisory Corp.

-------------------------------------------------------------------------------
 William S. Swanson    32  Vice President     Vice President of John Nuveen &
 333 West Wacker Drive                        Co. Incorporated (since October
 Chicago, IL 60606                            1997), prior thereto, Assistant
                                              Vice President (since September
                                              1996); formerly, Associate of
                                              John Nuveen & Co. Incorporated.

-------------------------------------------------------------------------------
 Jan E. Terbrueggen    42  Vice President     Vice President Nuveen Advisory
 333 West Wacker Drive                        Corp. (since January 1997);
 Chicago, IL 60606                            prior thereto, Vice President and
                                              Portfolio Manager of Flagship
                                              Financial.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman  41  Vice President and Vice President, Assistant
 333 West Wacker Drive     Secretary          Secretary and Associate General
 Chicago, IL 60606                            Counsel formerly Assistant
                                              General Counsel of John Nuveen &
                                              Co. Incorporated; Vice President
                                              and Assistant Secretary of Nuveen
                                              Advisory Corp.; Vice President
                                              and Assistant Secretary of Nuveen
                                              Institutional Advisory Corp.

--------------------------------------------------------------------------------

  Anthony Dean, Timothy Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are directors or trustees, as the case may be, of 42 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended February 28, 1998. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     TOTAL
                                                   AGGREGATE      COMPENSATION
                                                 COMPENSATION    FROM TRUST AND
                                                FROM THE SERIES   FUND COMPLEX
      NAME OF TRUSTEE                            OF THIS TRUST  PAID TO TRUSTEES
      ---------------                           --------------- ----------------
      Robert P. Bremner........................     $5,438          $58,780
      Lawrence H. Brown........................     $5,713          $76,000
      Anne E. Impellizzeri.....................     $5,428          $71,750
      Margaret K. Rosenheim....................     $3,686(1)       $47,405(2)
      Peter R. Sawers..........................     $5,428          $71,750
      William S. Schneider.....................     $5,438          $58,780
      Judith M. Stockdale......................     $2,601(3)       $32,000(3)

--------

(1) Includes $358 in interest accrued on deferred compensation from prior years; former director, retired July, 1997.

(2) Includes $1,655 in interest accrued on deferred compensation from prior years; former director, retired July, 1997.

(3) First payment was in July, 1997.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of May 26, 1998, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   PERCENTAGE
NAME OF FUND AND CLASS             NAME AND ADDRESS OF OWNER      OF OWNERSHIP
----------------------             -------------------------      ------------
Nuveen New York Insured Municipal
 Bond Fund                         BHC Securities Inc.               15.30%
 Class A Shares................... FAO 70015729
                                   Attn: Mutual Funds
                                   One Commerce Square
                                   2005 Market Street
                                   Suite 1200
                                   Philadelphia, PA 19103N
Nuveen New York Insured Municipal
 Bond Fund                         Donaldson Lufkin Jenrette         16.77
 Class C Shares................... Securities Corporation Inc.
                                   PO Box 2052
                                   Jersey City, NJ 07303-9998

                                   PaineWebber for the Benefit of    10.55%
                                   Morgan F Kelly
                                   Rose Moran-Kelly JT TEN
                                   19 Honeyhollow Road
                                   Queensbury, NV 12804-9117

                                   Prudential Securities FBO          8.11
                                   Laurie D Wax Ttee, Irrevocable
                                   Trust of 1995 UA JTD 05/02/95,
                                   FBO Laurie D Wax
                                   Via Di Monteronald, 14 6N

                                   Ruth Preston &                     7.96
                                    Sara P. Costello &
                                    Patricia N. Kohl
                                   JT TEN WROS NOT TC
                                   2 Middleton Rd.
                                   Greenport, NY 11944-1115

                                   Debra Arizzi                       7.90
                                   9725 92nd St
                                   Ozone Park, NY 11416-2214

                                                                     PERCENTAGE
NAME OF FUND AND CLASS       NAME AND ADDRESS OF OWNER              OF OWNERSHIP
----------------------       -------------------------              ------------
Nuveen New York Insured
 Municipal Bond Fund         BHC Securities Inc.                       23.96
 Class R Shares............  FAO 70001770
                             Attn: Mutual Funds
                             One Commerce Square
                             2005 Market Street
                             Suite 1200
                             Philadelphia, PA 19103

Nuveen Flagship New Jersey
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith     13.93
 Class A Shares............  for the sole benefit of its customers
                             Attn Fund Administration
                             4800 Deer Lake Dr E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship New Jersey
 Municipal Bond Fund         William G. Osborne                        20.12
 Class C Shares............  % Aurachem Corp.
                             South 3R & Somerset St.
                             PO Box 471
                             Harrison, NJ 07029-0471
                             Alvin H. Frankel Agent for                 7.32%
                             Louise I. Grill
                             U/POA DTD Jun 17 94
                             601 Haddon Ave
                             Collingswood, NJ 08108-3703
                             Donaldson Lufkin Jenrette                  5.33
                             Securities Corporation Inc
                             PO Box 2052
                             Jersey City, NJ 07303-9998
Nuveen Flagship New Jersey
 Intermediate Municipal      Merrill Lynch, Pierce, Fenner & Smith     22.65
 Bond Fund Class A Shares..  for the sole benefit of its customers
                             Attn Fund Administration
                             4800 Deer Lake Dr E FL 3
                             Jacksonville, FL 32246-6484
Nuveen California Municipal
 Bond Fund                   NFSC FEBO # OFP-002135                    18.87
 Class C Shares............  Michele Chiapella
                             103 Northwood Commons
                             Chico, CA 95926

                                                                    PERCENTAGE
NAME OF FUND AND CLASS               NAME AND ADDRESS OF OWNER     OF OWNERSHIP
----------------------               -------------------------     ------------
                                     Thomas K. Larson &                9.83
                                     Melanie P. Larson
                                     JT TEN WROS NOT TC
                                     142 Via Novella
                                     Aptos, CA 95003-5841
                                     Paul R. Hoeber                    9.62
                                     611 Bay St. Apt. 4
                                     San Francisco, CA 94133-1619
                                     Charlotte H. Feo Tr               9.50
                                     UA DEC 06 79
                                     Charlotte H. Feo Family Trust
                                     530 Galleon Way
                                     Seal Beach, CA 90740-5939
                                     John C. MacGregor-Scott Tr        9.24
                                     UA JUN 22 87
                                     MacGregor-Scott Rev Fam Trust
                                     720 W Camino Real Ave.
                                     Arcadia, CA 91007-7839
                                     David Neil Daniels &              5.05
                                      Judy Curry Daniels Trs
                                     UA JAN 13 94
                                     Daniels Revocable Trust
                                     305 Tioga Ct
                                     Palo Alto, CA 94306-4543
Nuveen California Municipal Bond
 Fund                                J. Andrew Kitzman &               9.62%
 Class A Shares....................  Hazel Lloyd Kitzman COTR
                                     UA JUL 02 82
                                     Kitzman Family Trust
                                     10558 Grandview Dr., #4063
                                     La Mesa, CA 91941-6905
Nuveen California Municipal Bond
 Fund                                Smith Barney Shearson             5.16
 Class R Shares....................  00119601999
                                     388 Greenwich Street
                                     New York, NY 10013
Nuveen California Insured Municipal
 Bond Fund                           John Hancock Clearing Corp        5.29
 Class A Shares....................  1 World Financial Center
                                     200 Liberty St.
                                     New York, NY 10281-1003

                                                                    PERCENTAGE
NAME OF FUND AND CLASS       NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------       -------------------------             ------------
Nuveen California Insured
 Municipal Bonds Funds       NFSC FEBO #042-626996                    30.08
 Class C Shares............  Fleming Trust
                             William E. Fleming
                             U/A 04/20/93
                             7057 Blackhawk Rd P.O. Box 908
                             Forest Hill, CA 95631
                             Mildred H. Hachtowski TR                  9.99
                             UA Sep 14 95
                             Hachtowski Family Trust
                             3045 Rita Ct
                             Napa, CA 94558-3317
                             BA Investment Services Inc.               7.54
                             FBO 406912971
                             189 Berry St.
                             3rd Floor #2640
                             San Francisco CA 94104
                             Prudential Securities FBO                 5.60
                             Alan R Josefsberg &
                             Vickie Josefsberg Jt Ten
                             2700 N. Cahuenga Blvd. East
                             Unit 1301
                             Hollywood, CA 90068-2139
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    25.48%
 Class A Shares............  for the sole benefit of its customers
                             Attn; Fund Administration
                             4800 Deer Lake Dr E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         John H. Germain TR.                      33.97
 Class B Shares............  Isabel Germain Trust
                             U/A DTD 10-16-95
                             96 Four Mile Rd.
                             West Hartford, CT 06107-2703
                             PaineWebber FBO                          23.39
                             Josephine F. Smith
                             57 Arnold Way
                             West Hartford, CT 06119-1207
                             US Clearing Corp.                        12.40
                             FBO 952-13798-L9
                             26 Broadway
                             New York, NY 10004-1798

                                                                    PERCENTAGE
NAME OF FUND AND CLASS       NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------       -------------------------             ------------
                             Sidney Fagan &                            8.75
                             Lois Fagan JT Ten
                             856 East Broadway
                             Milford, CT 06460-6217
                             Smith Barney Inc.                         8.20
                             00136200806
                             388 Greenwich Street
                             New York, NY 10013-2375
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    35.18
 Class C Shares............  for the sole benefit of its customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr E Fl 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         Smith Barney Inc.                        99.85
 Class R Shares............  00138430250
                             388 Greenwich Street
                             New York, NY 10013-2375
Nuveen Massachusetts
 Municipal Bond Fund         NFSC FEBO #006-166235                     9.18%
 Class A Shares............  Richard J. and Joy S. Gilbert TR
                             Joanne G. Arnold TTEE
                             c/o Richard J. Gilbert
                             20 Winchester Drive
                             Lexington, MA 02173
                             Donaldson Lufkin Jenrette                 6.00
                             Securities Corporation Inc.
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998
                             Smith Barney Inc.                         5.77
                             00162105158
                             388 Greenwich Street
                             New York, New York 10013
Nuveen Massachusetts
 Municipal Bond Fund         Hudson L. Matson                         26.86
 Class C Shares............  39 Griggs Rd.
                             Sutton, MA 01590-1015
                             Richard Doucette                          6.55
                             363 Farrwood Dr.
                             Bradford, MA 01835-8400

                                                                   PERCENTAGE
NAME OF FUND AND CLASS             NAME AND ADDRESS OF OWNER      OF OWNERSHIP
----------------------             -------------------------      ------------
                                   Wheat First FBO A/C 2591-6003      5.96
                                   Jane W. Curran
                                   4 Lawler Dr.
                                   Easthampton, MA 01027-9715
                                   Mary H. Melville                   5.72
                                   4 Paul Revere Rd.
                                   Worcester MA 01609-1210
                                   Charles G. Allen, Jr. Tr.          5.34
                                   UA MAR 05 54
                                   UW Flora A. Generess
                                   FBO Charles G. Allen Jr. Et al
                                   221 James St. #65
                                   Barre, MA 01005-8805
                                   Emily Pelczarski Cust              5.31
                                   FBO Brian Pelczarski
                                   Unif Trans Min Act MA
                                   8 Coram St
                                   Taunton, MA 02780-2512
                                   Emily Pelczarski Cust              5.26%
                                   FBO Laurie Pelczarski
                                   Unif Trans Min Act MA
                                   8 Coram St
                                   Taunton, MA 02780-2512
                                   Irene J. Majko                     5.22
                                   134 Brook St
                                   Wellesley, MA 02181-6630
Nuveen Massachusetts Insured
 Municipal Bond Fund               Gerald W. Mahoney &                8.20
 Class A Shares...................  Elaine Mahoney Tr
                                   UA 10/05/94
                                   Mahoney Rev. Trust
                                   162 Oakland St.
                                   Fall River, MA 02720-6114
Nuveen Massachusetts Insured
 Municipal Bond Fund               Raymond James & Assoc Inc.        16.57
 Class C Shares................... for Elite Acct # 50099466
                                   FAO George A. D'Auteuil Sr. &
                                   Pauline T. D'Auteuil JT/WROS
                                   9 Church St.
                                   Millbury, MA 01527-3134
                                   Ruth Biller                       16.26
                                   51 Oak Rd.
                                   Canton, MA 02021-2625

                                                                   PERCENTAGE
NAME OF FUND AND CLASS             NAME AND ADDRESS OF OWNER      OF OWNERSHIP
----------------------             -------------------------      ------------
                                   John Sullivan                     14.60
                                   6 Margaret St.
                                   Boston, MA 02113-2523
                                   Rose E. Frisch                    14.25
                                   3 Hillside Pl.
                                   Cambridge, MA 02140-3617
                                   PaineWebber for the Benefit of     5.97
                                   John J. Brodbine TTEE
                                   Ralph L. Cunningham Trust
                                   DTD 4/27/89
                                   27 School St
                                   Boston, MA 02108-4303
                                   Magdalene S. Kapuscienski &
                                    Gene S. Kapuscienski              5.21
                                   JT TEN WROS NOT TC
                                   15 D Country Club Lane
                                   Milford, MA 01757
Nuveen Massachusetts Insured
 Municipal Bond Fund               NFSC FEBO # 006-133914             5.10%
 Class R Shares................... Robert L. Varney
                                   Janet N. Varney
                                   9 Almira Rd
                                   South Yarmouth, MA 02664

INVESTMENT ADVISER AND INVESTMENT
MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%

  Nuveen Advisory has agreed to waive all or a portion of its management fee or reimburse certain expenses of the California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 (.975 for insured Funds) of 1% of average daily net asset value of any class of shares of those Funds.

  Nuveen Advisory has voluntarily agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) for the year ended July 31, 1997 from exceeding 0.75% of average daily net assets of the New Jersey Fund. For the New Jersey, New Jersey Intermediate, Connecticut, and New York Funds, Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices.

  For the last three fiscal years, the New Jersey Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                         MANAGEMENT FEES NET OF EXPENSE  FEE WAIVERS AND EXPENSE
                          REIMBURSEMENT PAID TO NUVEEN        REIMBURSEMENTS
                           ADVISORY FOR THE YEAR ENDED      FOR THE YEAR ENDED
                         ------------------------------- ------------------------
                          1/31/96   2/28/97*   2/28/98   1/31/96 2/28/97* 2/28/98
                         --------- ---------- ---------- ------- -------- -------
New Jersey Municipal
 Bond Fund..............   152,929   249,860  $  116,781 115,121 105,204  325,469

  *For the thirteen month period ended February 28, 1997.

  For the last three fiscal years, the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                              MANAGEMENT FEES NET OF
                           EXPENSE REIMBURSEMENT PAID TO FEE WAIVERS AND EXPENSE
                           NUVEEN ADVISORY FOR THE YEAR      REIMBURSEMENTS
                                       ENDED               FOR THE YEAR ENDED
                           ----------------------------- -----------------------
                            2/29/96   2/28/97   2/28/98  2/29/96 2/28/97 2/28/98
                           --------- --------- --------- ------- ------- -------
New York Municipal Bond
 Fund....................    852,809   921,217   956,215 29,700  40,876  317,918
New York Insured
 Municipal Bond Fund.....  1,940,010 1,932,218 1,929,254      0     --       --
California Municipal Bond
 Fund....................  1,199,571 1,249,684 1,309,287  3,302     --       --
California Insured
 Municipal Bond Fund.....  1,156,993 1,205,656 1,239,386  1,695     --       --
Massachusetts Municipal
 Bond Fund...............    366,859   430,684   414,026 59,879  13,780   38,925
Massachusetts Insured
 Municipal Bond Fund.....    346,952   356,539   360,589    788     --       --

  For the last three fiscal years, the New Jersey Intermediate Municipal Bond Fund and the Connecticut Municipal Bond Fund paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on 2/1/97, to Nuveen Advisory, as follows:

                              MANAGEMENT FEES NET OF
                            EXPENSE REIMBURSEMENT PAID FEE WAIVERS AND EXPENSE
                            TO FLAGSHIP FINANCIAL FOR       REIMBURSEMENTS
                                  THE YEAR ENDED          FOR THE YEAR ENDED
                            -------------------------- ------------------------
                            5/31/96 2/28/97*  2/28/98  5/31/96 2/28/97* 2/28/98
                            ------- -------- --------- ------- -------- -------
New Jersey Intermediate
 Municipal Bond Fund.......       0       0        --  101,996  71,304   71,152
Connecticut Municipal Bond
 Fund...................... 421,811 440,411  1,033,050 636,447 367,429  171,361

  *For the nine month period ended February 28, 1997.

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $37 billion in taxable and tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $38 billion in securities under management as of the date of this Statement. Over 1.3 million individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of those Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains,
(i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. In some states, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

NEW YORK

  The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

  The following is based on the assumptions that the New York Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause New York Funds' distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New York Funds' shareholders.

  The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.

  Distributions by the New York Funds that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. Distributions by the New York Funds that are attributable to interest on obligations of the United States or its instrumentalities. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

  All distributions from the New York Funds, regardless of source, will increase the taxable base of shareholders subject to the New York State franchise tax or the New York City general corporation tax.

  Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

  Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

NEW JERSEY

  The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Funds.

  The following is based on the assumptions that the New Jersey Funds will qualify under Subchapter M of the Code as regulated investment companies and under New Jersey law as qualified investment funds, that they will satisfy the conditions which will cause New Jersey Funds' distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Funds' shareholders.

  The New Jersey Funds will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if they have a sufficient nexus with New Jersey. If they are subject to either tax, the New Jersey Funds do not expect to pay a material amount of either tax.

  Distributions by the New Jersey Funds that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

  All distributions from the New Jersey Funds, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

  Gain on the sale, exchange, or other disposition of shares of the New Jersey Funds will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

  Shares of the New Jersey Funds may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning New Jersey state and local tax matters.

CALIFORNIA

  The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the California Funds.

  The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

  The California Funds will be subject to the California corporate franchise and corporation income tax only if they have a sufficient nexus with California. If they are subject to the California franchise or corporation income tax, the California Funds do not expect to pay a material amount of such tax.

  Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains, will be subject to the California personal income tax.

  All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

  Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

  Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

CONNECTICUT

  The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

  The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

  The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

  Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

  All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for a portion of Connecticut Fund distributions received.

  Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

  Shares of the Connecticut Fund may be subject to the Connecticut succession tax, the Connecticut transfer tax, and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Connecticut and local tax matters.

MASSACHUSETTS

  The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

  The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

  The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

  Distributions by the Massachusetts Funds that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Massachusetts Funds that are attributable to interest on obligations of the United States exempt from state income taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

  Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

  Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will be subject to the Massachusetts personal income and corporate excise tax.

  Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Massachusetts state and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                     cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge.

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                              AS OF FEBRUARY 28, 1998
                                     ------------------------------------------
                                            COMBINED FEDERAL       TAXABLE
                                     YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                     ----- ------------------- ----------------
     New Jersey Municipal Bond Fund
       Class A Shares............... 4.68%        43.4%             8.27%
       Class B Shares............... 4.14%        43.4%             7.31%
       Class C Shares............... 4.34%        43.4%             7.67%
       Class R Shares............... 5.09%        43.4%             8.99%
     New York Municipal Bond Fund**
       Class A Shares............... 4.27%        43.7%             7.58%
       Class B Shares............... 3.71%        43.7%             6.59%
       Class C Shares............... 3.91%        43.7%             6.94%
       Class R Shares............... 4.66%        43.7%             8.28%

                                              AS OF FEBRUARY 28, 1998
                                     ------------------------------------------
                                            COMBINED FEDERAL       TAXABLE
                                     YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                     ----- ------------------- ----------------
     New York Insured Municipal
     Bond Fund**
       Class A Shares..............  3.55%        43.7%             6.31%
       Class B Shares..............  2.96%        43.7%             5.26%
       Class C Shares..............  3.16%        43.7%             5.61%
       Class R Shares..............  3.91%        43.7%             6.94%
     California Municipal Bond Fund
       Class A Shares..............  4.00%        45.2%             7.30%
       Class B Shares..............  3.42%        45.2%             6.24%
       Class C Shares..............  3.62%        45.2%             6.61%
       Class R Shares..............  4.37%        45.2%             7.97%
     California Insured Municipal
     Bond Fund
       Class A Shares..............  3.60%        45.2%             6.57%
       Class B Shares..............  3.01%        45.2%             5.49%
       Class C Shares..............  3.21%        45.2%             5.86%
       Class R Shares..............  3.96%        45.2%             7.23%
     Massachusetts Municipal Bond
     Fund
       Class A Shares..............  3.78%        46.8%             7.11%
       Class B Shares..............  3.19%        46.8%             6.00%
       Class C Shares..............  3.40%        46.8%             6.39%
       Class R Shares..............  4.15%        46.8%             7.80%
     Massachusetts Insured
      Municipal Bond Fund
       Class A Shares..............  3.41%        46.8%             6.41%
       Class B Shares..............  2.81%        46.8%             5.28%
       Class C Shares..............  3.01%        46.8%             5.66%
       Class R Shares..............  3.76%        46.8%             7.07%
     New Jersey Intermediate
      Municipal Bond Fund
       Class A Shares..............  3.83%        43.4%             6.77%
       Class C Shares..............  3.38%        43.4%             5.97%
       Class R Shares..............  4.15%        43.4%             7.33%
     Connecticut Municipal Bond
      Fund
       Class A Shares..............  4.00%        42.3%             6.93%
       Class B Shares..............  3.42%        42.3%             5.93%
       Class C Shares..............  3.62%        42.3%             6.27%
       Class R Shares..............  4.38%        42.3%             7.59%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.
  ** Reflects a combined federal, state and New York City tax rate.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares, were as follows:

                                                       FEBRUARY 28, 1998
                                                -------------------------------
                                                      DISTRIBUTION RATES
                                                -------------------------------
                                                CLASS A CLASS B CLASS C CLASS R
                                                ------- ------- ------- -------
      New Jersey Municipal Bond Fund...........  4.87%   4.35%   4.59%   5.31%
      New York Municipal Bond Fund.............  4.98%   4.43%   4.63%   5.35%
      New York Insured Municipal Bond Fund.....  4.76%   4.18%   4.41%   5.13%
      California Municipal Bond Fund ..........  4.79%   4.29%   4.45%   5.22%
      California Insured Municipal Bond Fund...  4.68%   4.12%   4.32%   5.05%
      Massachusetts Municipal Bond Fund........  4.96%   4.46%   4.67%   5.37%
      Massachusetts Insured Municipal Bond
      Fund.....................................  4.73%   4.20%   4.38%   5.11%
      New Jersey Intermediate Bond Fund........  4.60%   N/A     4.22%   4.97%
      Connecticut Municipal Bond Fund..........  4.77%   4.27%   4.43%   5.19%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               INCEPTION DATES
                                                              ------------------
      New Jersey Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................      July 26, 1991
      New York Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      New York Insured Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      California Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................       July 1, 1986
      California Insured Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................       July 1, 1986
      Massachusetts Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      Massachusetts Insured Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      New Jersey Intermediate Municipal Bond Fund
        Class A Shares....................................... September 16, 1992
        Class C Shares.......................................   February 1, 1997
        Class R Shares.......................................   February 1, 1997
      Connecticut Municipal Bond Fund
        Class A Shares.......................................      July 13, 1987
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    October 4, 1993
        Class R Shares.......................................   February 1, 1997

  The annual total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods ended February 28, 1998 and for the period from inception through February 28, 1998, respectively, were as follows:

                                              ANNUAL TOTAL RETURNS
                              -----------------------------------------------------
                                ONE YEAR    FIVE YEARS   TEN YEARS   FROM INCEPTION
                                 ENDED        ENDED        ENDED        THROUGH
                              FEBRUARY 28, FEBRUARY 28, FEBRUARY 28,  FEBRUARY 28,
                                  1998         1998         1998          1998
                              ------------ ------------ ------------ --------------
     New York Municipal Bond
      Fund
       Class A Shares........     5.24%       5.51%        7.44%         7.13%
       Class B Shares........     5.10%       5.59%        7.34%         7.03%
       Class C Shares........     9.31%       5.81%        7.19%         6.81%
       Class R Shares........    10.11%       6.74%        8.20%         7.83%
     New York Insured
      Municipal Bond Fund
       Class A Shares........     3.23%       4.71%        7.11%         6.57%
       Class B Shares........     2.96%       4.70%        6.98%         6.46%
       Class C Shares........     7.16%       4.89%        6.80%         6.21%
       Class R Shares........     8.04%       5.88%        7.84%         7.25%
     Massachusetts Municipal
      Bond Fund
       Class A Shares........     2.91%       4.88%        7.08%         6.08%
       Class B Shares........     2.82%       4.84%        6.92%         5.93%
       Class C Shares........     6.85%       4.98%        6.74%         5.69%
       Class R Shares........     7.60%       5.96%        7.78%         6.73%
     Massachusetts Insured
      Municipal Bond Fund
       Class A Shares........     2.50%       4.48%        6.77%         6.19%
       Class B Shares........     2.25%       4.48%        6.65%         6.05%
       Class C Shares........     6.45%       4.64%        6.46%         5.81%
       Class R Shares........     7.23%       5.64%        7.50%         6.86%
     California Municipal
      Bond Fund
       Class A Shares........     4.33%       4.94%        7.13%         6.97%
       Class B Shares........     4.08%       5.02%        7.02%         6.85%
       Class C Shares........     8.36%       5.18%        6.86%         6.62%
       Class R Shares........     8.99%       6.16%        7.89%         7.65%
     California Insured
      Municipal Bond Fund
       Class A Shares........     4.09%       4.87%        7.18%         6.82%
       Class B Shares........     3.82%       4.83%        7.03%         6.70%
       Class C Shares........     7.96%       4.94%        6.82%         6.39%
       Class R Shares........     8.86%       6.00%        7.89%         7.46%
     Connecticut Municipal
      Bond Fund
       Class A Shares........     4.19%       5.07%        7.17%         7.08%
       Class B Shares........     3.76%       5.15%        7.16%         7.07%
       Class C Shares........     8.17%       5.36%        7.02%         6.90%
       Class R Shares........     9.17%       6.06%        7.67%         7.55%

  The annual total return figures for the New Jersey Municipal Bond Fund, the New Jersey Intermediate Bond Fund, and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for Class A Shares, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods (as applicable) ended February 28, 1998, and for the period since inception through February 28, 1998, respectively, were as follows:

                                         ANNUAL TOTAL RETURNS
                         -----------------------------------------------------
                             ONE YEAR         FIVE YEARS      FROM INCEPTION
                               ENDED             ENDED            THROUGH
                         FEBRUARY 28, 1998 FEBRUARY 28, 1998 FEBRUARY 28, 1998
                         ----------------- ----------------- -----------------
New Jersey Municipal
 Bond Fund
  Class A Shares........       4.47%             5.32%             6.51%
  Class B Shares........       4.25%             5.33%             6.54%
  Class C Shares........       8.40%             5.50%             6.53%
  Class R Shares........       9.29%             6.50%             7.55%
New Jersey Intermediate
 Municipal Bond Fund
  Class A Shares........       3.78%             4.89%             5.99%
  Class C Shares........       6.63%             5.17%             6.21%
  Class R Shares........       7.34%             5.60%             6.65%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods ended February 28, 1998, and for the period since inception February 28, 1998, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, respectively, were as follows:

                                            CUMULATIVE TOTAL RETURNS
                               ---------------------------------------------------
                                 ONE YEAR    FIVE YEARS   TEN YEARS       FROM
                                  ENDED        ENDED        ENDED      INCEPTION
                               FEBRUARY 28, FEBRUARY 28, FEBRUARY 28, FEBRUARY 28,
                                   1998         1998         1998         1998
                               ------------ ------------ ------------ ------------
      New York Municipal Bond
       Fund
        Class A Shares........     5.24%       30.76%      105.05%      116.02%
        Class B Shares........     5.10%       31.22%      103.10%      113.93%
        Class C Shares........     9.31%       32.60%      100.20%      108.91%
        Class R Shares........    10.11%       38.57%      119.91%      132.36%
      New York Insured
       Municipal Bond Fund
        Class A Shares........     3.23%       25.88%       98.69%      103.81%
        Class B Shares........     2.96%       25.83%       96.32%      101.43%
        Class C Shares........     7.16%       26.97%       93.04%       96.13%
        Class R Shares........     8.04%       33.08%      112.62%      118.74%
      Massachusetts Municipal
       Bond Fund
        Class A Shares........     2.91%       26.87%       98.24%       93.54%
        Class B Shares........     2.82%       26.69%       95.18%       90.43%
        Class C Shares........     6.85%       27.50%       92.07%       85.74%
        Class R Shares........     7.60%       33.60%      111.56%      107.16%
      Massachusetts Insured
       Municipal Bond Fund
        Class A Shares........     2.50%       24.49%       92.58%       95.72%
        Class B Shares........     2.25%       24.48%       90.46%       92.99%
        Class C Shares........     6.45%       25.44%       86.99%       88.18%
        Class R Shares........     7.23%       31.54%      106.09%      110.01%
      California Municipal
       Bond Fund
        Class A Shares .......     4.33%       27.25%       99.20%      119.45%
        Class B Shares........     4.08%       27.76%       97.17%      116.58%
        Class C Shares........     8.36%       28.74%       94.13%      111.10%
        Class R Shares........     8.99%       34.84%      113.68%      136.25%
      California Insured
       Municipal Bond Fund
        Class A Shares .......     4.09%       26.84%      100.14%      115.79%
        Class B Shares........     3.82%       26.61%       97.31%      112.95%
        Class C Shares........     7.96%       27.26%       93.37%      105.86%
        Class R Shares........     8.86%       33.83%      113.73%      131.33%
      Connecticut Municipal
       Bond Fund
        Class A Shares........     4.19%       28.08%       99.84%      106.91%
        Class B Shares........     3.76%       28.57%       99.70%      106.74%
        Class C Shares........     8.17%       29.81%       97.15%      103.36%
        Class R Shares........     9.17%       34.18%      109.42%      116.81%

  The cumulative total return figures for the New Jersey Municipal Bond Fund and the New Jersey Intermediate Municipal Bond Fund and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods (as applicable) ended February 28, 1998, and for the period since inception through February 28, 1998, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                            CUMULATIVE TOTAL RETURNS
                               ---------------------------------------------------
                                                                          FROM
                                 ONE YEAR    FIVE YEARS   TEN YEARS    INCEPTION
                                  ENDED        ENDED        ENDED       THROUGH
                               FEBRUARY 28, FEBRUARY 28, FEBRUARY 28, FEBRUARY 28,
                                   1998         1998         1998         1998
                               ------------ ------------ ------------ ------------
      New Jersey Municipal
       Bond Fund
        Class A Shares........    4.47%        29.60%        N/A         46.02%
        Class B Shares........    4.25%        29.67%        N/A         46.21%
        Class C Shares........    8.40%        30.72%        N/A         46.19%
        Class R Shares........    9.29%        37.01%        N/A         54.77%
      New Jersey Intermediate
       Municipal Bond Fund
        Class A Shares........    3.78%        26.97%        N/A         37.35%
        Class C Shares........    6.63%        28.65%        N/A         38.87%
        Class R Shares........    7.34%        31.32%        N/A         42.01%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 46.8% maximum combined marginal federal and state tax rate for 1998, the annual taxable equivalent total return for the Massachusetts Municipal Bond Fund's shares for the five-year period ended February 28, 1998 with respect to the Class R shares was 10.90%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% (3.00% for New Jersey Intermediate) of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U. S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARE PURCHASE ELIGIBILITY

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Unit Trust or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Unit Trust Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $3,000 and, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant in the program is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 621-7227 (after August 10, 1998, call (800) 257-8787).

  Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased, by the following categories of investors:

  . investors purchasing $1,000,000 or more;

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 2.5% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members

(i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

  In addition, purchasers of Nuveen unit investment trusts may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 621-7227 (after August 10, 1998, call (800) 257-8787).

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C Shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 12% of the current market value. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen mutual funds during specified time periods.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 and last renewed on July 31, 1997 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries

(collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, (or Flagship Financial, Inc. which Nuveen acquired on

January 1, 1998) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                             FEBRUARY 28, 1998        FEBRUARY 28, 1997*        JANUARY 31, 1996
                          ------------------------ ------------------------ ------------------------
                           AMOUNT OF    AMOUNT OF   AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                          UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                           COMMSSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                      ------------ ----------- ------------ ----------- ------------ -----------
New Jersey Fund.........      242           33         206           19         241           16
                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                             FEBRUARY 28, 1998        FEBRUARY 28, 1997        FEBRUARY 29, 1996
                          ------------------------ ------------------------ ------------------------
                           AMOUNT OF    AMOUNT OF   AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                          UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                           COMMSSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                      ------------ ----------- ------------ ----------- ------------ -----------
New York Fund...........      367           60         244           24         272           33
New York Insured Fund...      308           48         394           49         450           71
California Fund.........      272           38         209           31         221           33
California Insured Fund.      310           45         338           52         357           56
Massachusetts Fund......      103           13          99            9          96           12
Massachusetts Insured
 Fund...................       56            7          79           11         113           14
                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                             FEBRUARY 28, 1998       FEBRUARY 28, 1997**          MAY 31, 1996
                          ------------------------ ------------------------ ------------------------
                           AMOUNT OF    AMOUNT OF   AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                          UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                           COMMSSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                      ------------ ----------- ------------ ----------- ------------ -----------
New Jersey Intermediate
 Fund...................       17            4           6            1          19            4
Connecticut Fund........      504           61         127           18         349           47

--------
  *For the thirteen month period ended February 28, 1997.
  **For the nine month period ended February 28, 1997.

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended February 28, 1998, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. Prior to February 1, 1997, the service fee for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the New Jersey Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund was .25% for both Class A and Class C Shares and the distribution fee was
 .75% for Class C Shares. Thereafter, the service fee for the Class A and Class C Shares was .20% and the distribution fee for the Class C Shares was .55%. For the period from June 1, 1996 to January 31, 1997, the service fee for the New Jersey Intermediate Fund and the Connecticut Municipal Bond Fund Class C Shares was .20% and the distribution fee was .20% for the Class A Shares and .75% for the Class C Shares; thereafter, the fees were the same as the aforementioned Funds.

                                                           COMPENSATION PAID TO
                                                          AUTHORIZED DEALERS FOR
                                                            END OF FISCAL 1998
                                                          ----------------------
New York Municipal Bond Fund
  Class A................................................        $146,006
  Class B................................................        $ 18,117
  Class C................................................        $ 37,940
New York Insured Municipal Bond Fund
  Class A................................................        $ 79,903
  Class B................................................        $ 27,910
  Class C................................................        $ 16,700
New Jersey Municipal Bond Fund
  Class A................................................        $ 62,042
  Class B................................................        $ 13,006
  Class C................................................        $ 32,738
New Jersey Intermediate Municipal Bond Fund
  Class A................................................        $ 15,264
  Class C................................................        $  1,522
California Municipal Bond Fund
  Class A................................................        $ 48,663
  Class B................................................        $  9,832
  Class C................................................        $ 12,835
California Insured Municipal Bond Fund
  Class A................................................        $ 64,074
  Class B................................................        $ 10,854
  Class C................................................        $ 17,984
Connecticut Municipal Bond Fund
  Class A................................................        $420,815
  Class B................................................        $ 13,123
  Class C................................................        $ 67,747
Massachusetts Municipal Bond Fund
  Class A................................................        $ 16,106
  Class B................................................        $  2,710
  Class C................................................        $ 10,459
Massachusetts Insured Municipal Bond Fund
  Class A................................................        $ 15,789
  Class B................................................        $  1,965
  Class C................................................        $  7,520

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago Illinois 60603 has been selected as auditors for all of the Funds. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York 10004. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports; each is included herein by reference. The Annual Reports accompany this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENTS

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                         VAI-MS2

    NUVEEN
    Municipal
    Bond Fund

    February 28, 1998

    Annual Report

    Dependable, tax-free income
    to help you keep more of
    what you earn.


    [PHOTO APPEARS HERE]


    Connecticut

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


Dear Shareholder

Wealth takes a lifetime to build. Once achieved, it should be preserved.

Over the past 12 months, the Nuveen Flagship Connecticut Municipal Bond Fund performed well, rewarding investors with attractive tax-free income and above-market returns. For the year ended February 28, 1998, the fund's Class A shares posted a total return on net asset value of 8.75%, outpacing its Lipper peer group average of 8.56% for the Connecticut municipal bond fund category. Although the fund experienced a modest dividend reduction in January, it continues to provide a competitive after-tax yield. As of February 28, 1998, the Class A shares were generating a yield on net asset value of 4.19%, which is equivalent to an after-tax yield of 6.36% for investors in the combined 34.1% federal and state income tax bracket. For shareholders in higher tax brackets, the tax-adjusted yields are even more attractive. You will find additional details on the performance of the fund on page 4.

The Year in Review

Over the past year, the bond market enjoyed a period of solid performance, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate increase in March 1997, also contributed to the positive environment for bonds.

Between the end of February 1997 and February 1998, the yield on 30-year Treasury bonds dropped from 6.80% to 5.92%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.76% to 5.24%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury bond yields, combined with municipals' comparatively low volatility and dependable tax-free income, continue to make these investments an attractive opportunity.

"With their focus on consistent, above-market performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security."

Meeting Investor Needs

The generally stable income stream and attractive returns detailed on the following pages demonstrate that the Nuveen Flagship Connecticut Municipal Bond Fund has continued to successfully pursue its investment objectives. In today's market environment, many investors are seeking conservatively managed investments that enable them to strike the proper balance between risk and reward in their portfolios. With their focus on consistent, above-market performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security. Each of the funds-equity, balanced and fixed-income--is managed with the same conservative approach that emphasizes in-depth research, quality investments and careful monitoring.

Building Better Portfolios

As you review the performance of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. This includes the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,



/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger

Chairman of the Board

April 15, 1998

Nuveen Flagship Connecticut Municipal Bond Fund

Portfolio Manager's Comments

Portfolio manager Rick Huber discusses the performance of the fund, the municipal bond market, and key investment strategies.


Performance Review

The annual total return on net asset value for Class A shares was 8.75%, providing a taxable equivalent total return of 11.55% for investors in the 34.1% combined federal and state income tax bracket. The fund also outpaced the average one-year return for its peer group, the Lipper Connecticut Municipal Bond Fund category.

State Growth Continues

The high credit ratings that Moody's and Standard & Poor's have assigned to Connecticut's long-term general obligation debt (Aa3 and AA-) recognize the state's diverse economic base and solid financial position. The state is finally seeing steady signs of economic growth. As of October 1997, the state had recovered 64% of the total jobs lost during the 1991-92 recession. This stronger economy has generated higher-than-anticipated general fund revenues, enabling the state to reduce its general fund deficit to the lowest amount in ten years. Employment growth and development plans spurred by casinos are expected to continue to fuel Connecticut's economic growth over the next few years.

The electric utility industry remains volatile in the wake of deregulation. A key state House committee passed a comprehensive reform bill, which should break the deadlock over stranded costs that prevented an earlier bill from passing in 1997. However, a number of obstacles remain, given that the 1998 bill must go before four different committees before it makes it to the House floor.

Finding Value in the Market

While municipal supply nationwide was plentiful during the year, supply in the Connecticut municipal market was quite limited. Much of the issuance in the state was in the health care and long-term care sectors, which explains the fund's heavy weighting in these areas. To take advantage of the supply that was available during the year, we leveraged our strong relationships with many issuers and institutions, which gave us more opportunities to purchase bonds in this tight supply environment.

New purchases for the fund have been in bonds at the higher end of the credit quality spectrum. With the difference in yields on higher and lower rated bonds at such historically narrow levels, we feel that AAA and AA bonds offer the best values. We are also finding value in bonds with 10-15 year maturities, as well as longer-maturity bonds with favorable coupon rates and good call protection.

In managing the fund, we also kept tax-efficiency at the forefront, being careful to avoid excessive capital gains payments. Whenever we sell a higher-yielding bond that has appreciated in value, we realize a gain, but must reinvest the proceeds at today's lower interest rates and must also distribute the profits to shareholders as a capital gain. Given the tax consequences of realizing capital gains and the impact that reinvesting at lower interest rates would have on the dividend, we continued to hold many of our profitable, higher-yielding securities throughout the year.

Strategies for the Future

An ongoing strategy is to help sustain the fund's dividend by maintaining good call protection in the portfolio. This means that we avoid having a large percentage of bonds vulnerable to being called away from the portfolio at any one time. Good call protection helps cushion the fund against shorter-term interest rate volatility.

If credit spreads widen, we will seek to support the dividend by purchasing lower-rated, higher-yielding securities when possible. In the tight supply environment of the Connecticut municipal market, this is often accomplished through private placements. The small issues and limited issues offered through private placements tend to provide more attractive yields for the level of risk assumed and better overall values.

Nuveen Flagship Connecticut Municipal Bond Fund
Performance Overview
As of February 28, 1998

                           [BAR CHART APPEARS HERE]

-----------------------------------
12-Month Dividends (Class A Shares)
-----------------------------------
March                   0.0465
April                   0.0465
May                     0.0465
June                    0.0465
July                    0.0465
August                  0.0465
September               0.0465
October                 0.0465
November                0.0465
December                0.0465
January                 0.045
February                0.045
-----------------------------------

---------------------------------------
Top 5 Sectors
---------------------------------------

Tax Obligation (Limited)            19%
Education and Civic Organizations   17%
Utilities                           14%
Health Care                         14%
Housing (Single Family)              9%
---------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 34.1%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

-------------------------------------------------------------------------------------
Portfolio Statistics
-------------------------------------------------------------------------------------
Share Class                                      A             B          C         R
-------------------------------------------------------------------------------------
Inception Date                                7/87          2/97      10/93      2/97
Net Asset Value                             $10.85        $10.83     $10.83    $10.87
Fund Net Assets ($000)                                                       $232,325
Average Weighted Maturity (Years)                                               19.51
Average Weighted Duration (Years)                                                6.16
-------------------------------------------------------------------------------------

Annualized Total Return/1/
-------------------------------------------------------------------------------------
Share Class                                  A(NAV)  A(Offer)     B        C        R
-------------------------------------------------------------------------------------
1-Year                                        8.75%     4.19%  7.76%    8.17%    9.17%
5-Year                                        5.97%     5.07%  5.32%    5.36%    6.06%
10-Year                                       7.63%     7.17%  7.16%    7.02%    7.67%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Tax-Free Yields
-------------------------------------------------------------------------------------
Share Class                                  A(NAV)  A(Offer)     B        C        R
-------------------------------------------------------------------------------------
Distribution Rate                             4.98%     4.77%  4.27%    4.43%    5.19%
SEC 30-Day Yield                              4.19%     4.01%  3.44%    3.64%    4.39%
Taxable Equivalent Yield/2/                   6.36%     6.08%  5.22%    5.52%    6.66%
-------------------------------------------------------------------------------------

Index Comparison/3/

                         [MOUNTAIN CHART APPEARS HERE]

--------------------------------------------------------------------------------
             Lehman Brothers       Nuveen Flagship CT        Nuveen Flagship CT
             Municipal Bond        Municipal Bond Fund       Municipal Bond Fund
Date              Index                   (NAV)                    (Offer)
--------------------------------------------------------------------------------
 2/88          $10,000.00              $10,000.00                $ 9,580.00
 2/89           10,620.34               10,653.31                 10,205.87
 2/90           11,708.95               11,630.34                 11,141.86
 2/91           12,788.46               12,407.35                 11,886.24
 2/92           14,066.52               13,637.19                 13,064.43
 2/93           16,002.67               15,606.39                 14,950.92
 2/94           16,887.10               16,402.54                 15,713.63
 2/95           17,205.76               16,527.68                 15,833.52
 2/96           19,107.08               18,190.15                 17,426.16
 2/97           20,331.95               19,184.88                 18,379.11
 2/98           22,192.00               20,861.00                 19,984.00
--------------------------------------------------------------------------------

--Lehman Brothers Municipal Bond Index-$22,192
--Nuveen Flagship Connecticut Municipal Bond Fund (NAV)--$20,861
--Nuveen Flagship Connecticut Municipal Bond Fund (Offer)--$19,984

Past results are not predictive of future performance.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statement of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship Connecticut Municipal Bond
Fund) (a Massachusetts business trust), including the portfolio of investments, as of February 28, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. The financial statements and financial highlights for the years ended May 31, 1996, and prior were audited by other auditors whose report dated July 3, 1996, expressed an unqualified opinion on those financial statements and financial highlights. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the fund constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods subsequent to May 31, 1996, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 15, 1998

Portfolio of Investments
February 28, 1998
Nuveen Flagship Connecticut



  Principal                                                                               Optional Call                     Market
     Amount     Description                                                                 Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations -- 17.3%

                State of Connecticut Health and Educational Facilities Authority,
                  Revenue Bonds, Greenwich Academy Issue, Series A:
$ 1,000,000       5.700%, 3/01/16                                                           3/06 at 101         AAA     $ 1,059,940
  2,000,000       5.750%, 3/01/26                                                           3/06 at 101         AAA       2,119,620

    250,000     State of Connecticut Health and Educational Facilities Authority,           7/99 at 102        BBB+         259,398
                  Revenue Bonds, Fairfield University Issue, Series F, 6.900%, 7/01/14

  8,285,000     State of Connecticut Health and Educational Facilities Authority,           7/03 at 103        BBB-       8,466,607
                  Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23

                State of Connecticut Health and Educational Facilities Authority,
                  Revenue Bonds, Sacred Heart University Issue, Series B:

    500,000       5.700%, 7/01/16                                                           7/03 at 102        BBB-         503,535
  2,200,000       5.800%, 7/01/23                                                           7/03 at 102        BBB-       2,208,932

 1,000,000      State of Connecticut Health and Educational Facilities Authority,           5/02 at 102         AAA       1,070,620
                  Revenue Bonds, Yale University, 5.929%, 6/10/30

  4,000,000     State of Connecticut Health and Educational Facilities Authority,           7/04 at 102         AAA       4,373,000
                  Revenue Bonds, Trinity College Issue, Series D, 6.125%, 7/01/24

  2,000,000     State of Connecticut Health and Educational Facilities Authority,       7/04 at 101 1/2         AAA       2,159,980
                  Revenue Bonds, The Loomis Chaffee School Issue, Series B, 6.000%,
                  7/01/25

  2,500,000     State of Connecticut Health and Educational Facilities Authority,           7/05 at 101         AAA       2,551,300
                  Revenue Bonds, Kent School Issue, Series B, 5.400%, 7/01/23

  2,240,000     State of Connecticut Health and Educational Facilities Authority,          11/05 at 102         AAA       2,256,150
                  Revenue Bonds, Connecticut State University System Issue,
                  Series A, 5.125%, 11/01/15

  1,600,000     State of Connecticut Health and Educational Facilities Authority,           7/06 at 102         AAA       1,702,432
                  Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

  1,435,000     State of Connecticut Health and Educational Facilities Authority,           7/06 at 101         AAA       1,480,590
                  Revenue Bonds, The Loomis Chaffee School Issue, Series C, 5.500%,
                  7/01/26

  2,000,000     State of Connecticut Health and Educational Facilities Authority,           7/07 at 102         AAA       2,047,600
                  Revenue Bonds, Suffield Academy Issue, Series A, 5.400%, 7/01/27

                Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
                (Family Education Loan Program), 1991 Series A:
    410,000       7.000%, 11/15/05                                                         11/01 at 102           A         444,575
  3,935,000       7.200%, 11/15/10                                                         11/01 at 102           A       4,269,436

  1,760,000     Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds    11/04 at 102          A1       1,891,261
                  (Family Education Loan Program), 1994 Series A, 6.300%, 11/15/10

  1,320,000     Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds    11/04 at 102          A1       1,422,142
                  (Family Education Loan Program), 1996 Series A, 6.350%, 11/15/11
-----------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products -- 0.4%

  1,000,000     Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds,     10/07 at 102          A-       1,035,750
                  1997 Series A (International Paper Company Project), 5.700%, 10/01/21

Portfolio of Investments
February 28, 1998
Nuveen Flagship Connecticut -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                Health Care -- 13.8%
         $  2,600,000    State of Connecticut Health and Educational            7/00 at 102         AAA   $2,798,198
                           Facilities Authority, Revenue Bonds, Bristol
                           Hospital Issue, Series A, 7.000%, 7/01/20

            1,750,000    State of Connecticut Health and Educational            7/00 at 102         AAA    1,883,403
                           Facilities Authority, Revenue Bonds, Waterbury
                           Hospital Issue, Series B, 7.000%, 7/01/20

              900,000    State of Connecticut Health and Educational            7/01 at 102         AAA      974,799
                           Facilities Authority, Revenue Bonds, Hospital
                           of Raphael Issue, Series D, 6.625%, 7/01/14

            3,500,000    State of Connecticut Health and Educational            7/02 at 102         AAA    3,858,820
                           Facilities Authority, Revenue Bonds, Middlesex
                           Hospital Issue, Series G, 6.250%, 7/01/12

            2,000,000    State of Connecticut Health and Educational            7/02 at 102         AAA    2,200,500
                           Facilities Authority, Revenue Bonds, Bridgeport
                           Hospital Issue, Series A, 6.625%, 7/01/18

            4,200,000    State of Connecticut Health and Educational            7/04 at 102         AAA    4,517,940
                           Facilities Authority, Revenue Bonds, New Britain
                           General Hospital Issue, Series B, 6.000%, 7/01/24

            1,100,000    State of Connecticut Health and Educational            7/02 at 102          A+    1,166,352
                           Facilities Authority, Revenue Bonds, The William
                           W. Backus Hospital Issue, Series C, 6.000%, 7/01/12

            1,645,000    State of Connecticut Health and Educational            7/06 at 102         AAA    1,667,685
                           Facilities Authority, Revenue Bonds, Day Kimball
                           Hospital Issue, Series A, 5.375%, 7/01/26

                         State of Connecticut Health and Educational
                         Facilities Authority, Revenue Bonds, Greenwich
                         Hospital Issue, Series A:
            3,000,000      5.750%, 7/01/16                                      7/06 at 102         AAA    3,189,750
            1,500,000      5.800%, 7/01/26                                      7/06 at 102         AAA    1,597,140

            3,000,000    State of Connecticut Health and Educational            7/06 at 102         AAA    3,175,230
                           Facilities Authority, Revenue Bonds, Yale-New
                           Haven Hospital Issue, Series H, 5.700%, 7/01/25

              320,000    State of Connecticut Health and Educational            1/01 at 102         AAA      348,726
                           Facilities Authority, Revenue Bonds, Capital
                           Asset Issue, Series C, 7.000%, 1/01/20

            2,000,000    State of Connecticut Health and Educational            7/07 at 102         AAA    2,126,740
                           Facilities Authority, Revenue Bonds, The William
                           W. Backus Hospital Issue, Series D, 5.750%, 7/01/27

            2,250,000    Connecticut Development Authority, Solid Waste         7/05 at 102         AAA    2,618,438
                           Disposal Facilities Revenue Bonds, Pfizer Inc.
                           Project, 1994 Series, 7.000%, 7/01/25
--------------------------------------------------------------------------------------------------------------------
                         Housing/Multifamily -- 1.0%

              635,000    Connecticut Housing Finance Authority, Housing        11/01 at 102          AA      668,426
                           Mortgage Finance Program Bonds, 1991 Series A,
                           Subseries A-2, 7.200%, 11/15/08

            1,500,000    New Britain Senior Citizens Housing Development        1/02 at 102         AAA    1,589,970
                           Corporation, Mortgage Revenue Refunding Bonds,
                           Series 1992A (FHA Insured Mortgage Loan -- Nathan
                           Hale Apartments Section 8), 6.875%, 7/01/24
--------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- 9.3%

              765,000    Connecticut Housing Finance Authority, Alternative    11/02 at 102          AA      818,405
                           Minimum Tax Bonds, 6.700%, 11/15/22

            1,250,000    Connecticut Housing Finance Authority, Housing         5/03 at 102          AA    1,318,150
                           Mortgage Finance Program Bonds, 1993 Series A,
                           6.200%, 5/15/14

            2,750,000    Connecticut Housing Finance Authority, Housing         5/04 at 102          AA    2,885,410
                           Mortgage Finance Program Bonds, 1994 Series A,
                           6.100%, 5/15/17

            1,120,000    Connecticut Housing Finance Authority, Housing         5/04 at 102          AA    1,205,053
                           Mortgage Finance Program Bonds, 1994 Series B,
                           Subseries B-2, 6.750%, 5/15/22

Portfolio of Investments
February 28, 1998
Nuveen Flagship Connecticut -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- continued

          $ 1,500,000    Connecticut Housing Finance Authority, Housing         5/05 at 102          AA  $ 1,580,865
                           Mortgage Finance Program Bonds, 1995 Series A,
                           Subseries A-1, 6.100%, 5/15/17

            4,160,000    Connecticut Housing Finance Authority, Housing        11/07 at 102          AA    4,280,515
                           Mortgage Finance Program Bonds, 1997 Series B,
                           Subseries B-2, 5.850%, 11/15/28

            1,000,000    Connecticut Housing Finance Authority, Housing        11/05 at 102          AA    1,054,860
                           Mortgage Finance Program Bonds, 1995 Series F,
                           Subseries F-1, 6.000%, 5/15/17

            1,500,000    Connecticut Housing Finance Authority, Housing         5/06 at 102          AA    1,590,165
                           Mortgage Finance Program Bonds, 1996 Series B,
                           Subseries B-1, 6.050%, 5/15/18

            5,000,000    Connecticut Housing Finance Authority, Housing        11/06 at 102          AA    5,255,900
                           Mortgage Finance Program Bonds, 1996 Series E,
                           Subseries E-2, 6.150%, 11/15/27

            1,500,000    Connecticut Housing Finance Authority, Housing        11/06 at 102          AA    1,564,920
                           Mortgage Finance Program Bonds, 1997 Series F,
                           Subseries F-2, 6.000%, 11/15/27
--------------------------------------------------------------------------------------------------------------------
                         Long Term Care -- 6.6%

                         State of Connecticut Health and Educational
                         Facilities Authority, Revenue Bonds, Hospital for
                         Special Care Issue, Series B:
            1,000,000      5.375%, 7/01/17                                      7/07 at 102         BBB      999,330
            1,000,000      5.500%, 7/01/27                                      7/07 at 102         BBB    1,007,900

            7,000,000    Connecticut Development Authority, Health Care         9/02 at 102          A2    7,592,410
                           Project Refunding Bonds (Duncaster, Inc.
                           Project -- 1992 Series), 6.750%, 9/01/15

                         Connecticut Development Authority, First Mortgage
                         Gross Revenue Health Care Project Refunding Bonds
                         (Church Homes, Inc., Congregational Avery Heights
                         Project -- 1997 Series):
            1,700,000      5.700%, 4/01/12                                      4/07 at 102         BBB    1,760,724
            2,610,000      5.800%, 4/01/21                                      4/07 at 102         BBB    2,689,527

                         City of New Haven, Connecticut, Facility Revenue
                         Bonds (Easter Seal Goodwill Industries
                         Rehabilitation Center Project -- 1991 Series):
              345,000      8.500%, 4/01/01                                     No Opt. Call         N/R      325,925
              995,000      8.875%, 4/01/16                                      4/01 at 102         N/R      937,439
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/General -- 7.6%

            3,000,000    City of Bridgeport, Connecticut, General Obligation    3/07 at 101         AAA    3,035,010
                           Bonds, 1997 Series A, 5.250%, 3/01/17

              325,000    Town of Canterbury, Connecticut, General Obligation   No Opt. Call           A      398,655
                           Bonds, 7.200%, 5/01/09

            2,800,000    State of Connecticut, General Obligation Capital      No Opt. Call         AA-    1,457,008
                           Appreciation Bonds (College Savings Plan,
                           1991 Series B), 0.000%, 12/15/11

            1,000,000    State of Connecticut, General Obligation Capital      No Opt. Call         AA-      600,420
                           Appreciation Bonds (College Savings Plan,
                           1990 Series A), 0.000%, 5/15/09

            3,000,000    State of Connecticut, General Obligation Capital      No Opt. Call         AA-    1,598,490
                           Appreciation Bonds (College Savings Plan,
                           1993 Series A), 0.000%, 6/15/11

                         Town of Glastonbury, Connecticut, General
                         Obligation Bonds, Issue of 1988:
              200,000      7.200%, 8/15/06                                     No Opt. Call         Aa1       241,362
              200,000      7.200%, 8/15/07                                     No Opt. Call         Aa1       244,468
              200,000      7.200%, 8/15/08                                     No Opt. Call         Aa1       246,848

                         Town of Griswold, Connecticut, General Obligation
                         Bonds, Issue of 1989:
              200,000      7.500%, 4/01/02                                     No Opt. Call         AAA       226,590
              200,000      7.500%, 4/01/03                                     No Opt. Call         AAA       231,564
              200,000      7.500%, 4/01/04                                     No Opt. Call         AAA       235,860
              150,000      7.500%, 4/01/05                                     No Opt. Call         AAA       180,192

Portfolio of Investments
February 28, 1998
Nuveen Flagship Connecticut -- continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/General -- continued

         $    340,000    City of Middletown, Connecticut, General              No Opt. Call          AA  $   399,548
                           Obligation Bonds, 6.900%, 4/15/16

            1,250,000    City of New Haven, Connecticut, General Obligation     2/05 at 102         AAA    1,326,325
                           Bonds, Series 1995, 5.750%, 2/15/14

                         City of New London, Connecticut, General Obligation
                           Bonds, Water Department Revenue, Series 20:
              120,000      7.300%, 12/01/05                                    No Opt. Call          A+      143,830
              100,000      7.300%, 12/01/07                                    No Opt. Call          A+      123,107

                         Town of Old Saybrook, Connecticut, General
                         Obligation Bonds:
              160,000      7.400%, 5/01/08                                     No Opt. Call           A      197,173
              160,000      7.400%, 5/01/09                                     No Opt. Call           A      199,035
              275,000      6.500%, 2/15/10                                     No Opt. Call         AAA      323,920
              270,000      6.500%, 2/15/11                                     No Opt. Call         AAA      318,951

              925,000    Town of Oxford, Connecticut, General Obligation        2/00 at 102         AAA      993,746
                           Bonds, 7.000%, 2/01/09

                         Town of Plainfield, Connecticut, General
                           Obligation Bonds:
              225,000      7.000%, 9/01/00                                     No Opt. Call           A      239,369
              100,000      7.000%, 9/01/01                                     No Opt. Call           A      108,373
              100,000      7.100%, 9/01/02                                      9/01 at 102           A      110,164
              310,000      7.100%, 9/01/03                                      9/01 at 102           A      342,810
              100,000      7.200%, 9/01/04                                      9/01 at 102           A      110,906
              335,000      7.250%, 9/01/06                                      9/01 at 102           A      372,775
              335,000      7.300%, 9/01/08                                      9/01 at 102           A      371,806
              155,000      7.300%, 9/01/10                                      9/01 at 102           A      170,962

                         City of Torrington, Connecticut, General
                           Obligation Bonds:
              700,000      6.400%, 5/15/11                                      5/02 at 102         AAA      768,355
              680,000      6.400%, 5/15/12                                      5/02 at 102         AAA      746,402

                         Town of Winchester, Connecticut, General
                           Obligation Bonds:
              140,000      6.750%, 4/15/06                                     No Opt. Call          A1      163,428
              140,000      6.750%, 4/15/07                                     No Opt. Call          A1      165,210
              140,000      6.750%, 4/15/08                                     No Opt. Call          A1      166,719
              140,000      6.750%, 4/15/09                                     No Opt. Call          A1      167,679
              140,000      6.750%, 4/15/10                                     No Opt. Call          A1      168,393

              725,000    Town of Woodstock, Connecticut, Special                3/00 at 103         AAA      784,936
                           Obligation Bonds (Woodstock Academy -- 1990
                           Issue), 6.900%, 3/01/06
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/Limited -- 18.8%

            2,000,000    State of Connecticut Health and Educational           11/04 at 102         AA-    2,186,980
                           Facilities Authority, Revenue Bonds, Nursing
                           Home Program Issue, Series 1994 (St. Camillus
                           Health Center Project), 6.250%, 11/01/18

            1,000,000    State of Connecticut Health and Educational           11/04 at 102         AAA    1,105,580
                           Facilities Authority, Revenue Bonds, Nursing
                           Home Program Issue, Series 1994 (Sharon Health
                           Care Project), 6.250%, 11/01/21

            5,000,000    State of Connecticut Health and Educational           11/04 at 102         AAA    5,527,900
                           Facilities Authority, Revenue Bonds, Nursing
                           Home Program Issue, Series 1994 (Saint Joseph's
                           Manor Project), 6.250%, 11/01/16

            3,695,000    State of Connecticut Health and Educational           11/04 at 102         AAA    4,085,118
                           Facilities Authority, Revenue Bonds, Nursing
                           Home Program Issue, Series 1994 (St. Camillus
                           Health Center Project), 6.250%, 11/01/18

   Principal                                                                     Optional Call                  Market
      Amount   Description                                                         Provisions*  Ratings**        Value
----------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - continued

  $3,000,000   State of Connecticut Health and Educational Facilities             11/04 at 102      AAA     $3,316,740
                 Authority, Revenue Bonds, Nursing Home Program Issue,
                 Series 1994 (The Jewish Home for the Elderly),
                 6.250%, 11/01/20

               State of Connecticut Health and Educational Facilities
                 Authority, Revenue Bonds, Nursing Home Program Issue,
                 Series 1994 (Highland View Manor, Inc. Project):
   1,500,000     7.200%, 11/01/10                                                 11/04 at 102      AAA      1,733,730
   4,200,000     7.500%, 11/01/16                                                 11/04 at 102      AAA      4,907,406

               State of Connecticut Health and Educational Facilities
               Authority, Revenue Bonds, Nursing Home Program Issue,
               Series 1994 (Wadsworth Glen Health Care Center Project):
   1,100,000     7.200%, 11/01/10                                                 11/04 at 102      AAA      1,271,402
   1,000,000     7.500%, 11/01/16                                                 11/04 at 102      AAA      1,168,430

   2,000,000   State of Connecticut Health and Educational Facilities             11/04 at 102      AAA      2,300,640
                 Authority, Revenue Bonds, Nursing Home Program Issue,
                 Series 1994, AHF/Hartford, Inc. Project, 7.125%, 11/01/24

   4,115,000   State of Connecticut Health and Educational Facilities             11/06 at 102      AA-      4,318,981
                 Authority, Revenue Bonds, Nursing Home Program Issue,
                 Series 1996 (Abbott Terrace Health Center Project),
                 5.750%, 11/01/13

   4,365,000   State of Connecticut Health and Educational Facilities             11/06 at 102      AA-      4,769,461
                 Authority, Revenue Bonds, Nursing Home Program Issue,
                 Series 1996 (3030 Park Fairfield Health Center Project),
                 6.250%, 11/01/21

   1,150,000   State of Connecticut Special Tax Obligation Bonds,                 No Opt. Call      AA-      1,305,354
                 Transportation Infrastructure Purposes, 1992 Series B,
                 6.125%, 9/01/12

   2,000,000   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,      7/06 at 101 1/2        A      1,948,660
                 Series 1995, Guaranteed by the Commonwealth of Puerto
                 Rico, 5.000%, 7/01/19

   3,500,000   Puerto Rico Public Buildings Authority, Government Facilities   7/07 at 101 1/2      AAA      3,441,550
                 Revenue Bonds, Series B, Guaranteed by the Commonwealth of
                 Puerto Rico, 5.000%, 7/01/27
----------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 8.7%

   3,140,000   State of Connecticut Health and Educational Facilities Authority,   7/03 at 100      AAA      3,629,903
                 Revenue Bonds, University of Hartford Issue, Series C,
                 8.000%, 7/01/18 (Pre-refunded to 7/01/03)

     100,000   State of Connecticut Health and Educational Facilities Authority,   7/98 at 102      Aaa        103,352
                 St. Mary's Hospital Issue, Revenue Bonds, Series B, 7.600%,
                 7/01/03 (Pre-refunded to 7/01/98)

   1,300,000   State of Connecticut Health and Educational Facilities Authority,  No Opt. Call      AAA      1,627,990
                 Revenue Bonds, Lutheran General Health Care System (Parkside
                 Lodges Projects), 7.375%, 7/01/19

   1,000,000   State of Connecticut Health and Educational Facilities Authority,   7/00 at 102   N/R***      1,093,790
                 Revenue Bonds, The Taft School Issue, Series A, 7.375%,
                 7/01/20 (Pre-refunded to 7/01/00)

     190,000   State of Connecticut Health and Educational Facilities Authority,   7/00 at 102      Aaa        207,955
                 Revenue Bonds, St. MaryOs Hospital Issue, Series C, 7.375%,
                 7/01/20 (Pre-refunded to 7/01/00)

   5,500,000   State of Connecticut Health and Educational Facilities Authority,   7/00 at 102      AAA      5,990,105
                 Revenue Bonds, Yale-New Haven Hospital Issue, Series F,
                 7.100%, 7/01/25 (Pre-refunded to 7/01/00)

     180,000   State of Connecticut Health and Educational Facilities Authority,   1/01 at 102      AAA        197,509
                 Revenue Bonds, Capital Asset Issue, Series C, 7.000%, 1/01/20
                 (Pre-refunded to 1/01/01)

   1,605,000   City of New Haven, Connecticut, General Obligation Bonds, Issue of  8/01 at 102      AAA      1,802,672
                 1991, 7.400%, 8/15/11 (Pre-refunded to 8/15/01)

               City of New Haven, Connecticut, General Obligation Bonds, Issue of
                 1992:
     800,000     9.250%, 3/01/02                                                  No Opt. Call      AAA        876,368
   1,000,000     7.400%, 3/01/12 (Pre-refunded to 3/01/02)                         3/02 at 102      AAA      1,135,310

                           Portfolio of Investments
                           February 28, 1998
                           Nuveen Flagship Connecticut - continued

   Principal                                                                     Optional Call                      Market
      Amount   Description                                                          Provisions*  Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed-continued

  $1,130,000   Town of Stratford, Connecticut, General Obligation Bonds,            3/01 at 102    N/R ***    $  1,250,831
                 7.300%, 3/01/12 (Pre-refunded to 3/01/01)

               City of Waterbury, Connecticut, General Obligation Bonds:
     535,000     7.250%, 3/01/02 (Pre-refunded to 3/01/01)                          3/01 at 102    N/R ***         591,459
     785,000     7.300%, 3/01/05 (Pre-refunded to 3/01/01)                          3/01 at 102    N/R ***         868,940
     780,000     7.400%, 3/01/06 (Pre-refunded to 3/01/01)                          3/01 at 102    N/R ***         865,597
--------------------------------------------------------------------------------------------------------------------------
               Utilities - 13.9%

   8,000,000   Bristol Resource Recovery Facility Operating Committee,              7/05 at 102          A       8,816,320
                 Solid Waste Revenue Refunding Bonds (Ogden Martin Systems
                 of Bristol, Inc. Project - 1995 Series), 6.500%, 7/01/14

               Connecticut Resources Recovery Authority, Bridgeport Resco
               Company, L.P. Project Bonds, Series A:
     170,000     7.500%, 1/01/04                                                    1/03 at 100          A         174,755
   3,085,000     7.625%, 1/01/09                                                    1/03 at 100          A       3,202,539

   1,180,000   Connecticut Resources Recovery Authority, Resource Recovery
                 Revenue Bonds (Wallingsford Resource Recovery Project, 1986
                 Series A), 7.125%, 11/15/08                                       11/00 at 100         AA       1,203,624

               Connecticut Resources Recovery Authority, 1991 Series One
               Subordinated (Wallingsford Resource Recovery Project):
     400,000     6.750%, 11/15/03                                                  11/01 at 102          A         432,720
     500,000     6.800%, 11/15/04                                                  11/01 at 102          A         539,889

   5,250,000   Connecticut Resources Recovery Authority, Corporate Credit          11/02 at 102          A       5,632,514
                 Bonds/Tax Exempt Interest (American REF-FUEL Company
                 of Southeastern Connecticut Project), 1992
                 Series A, 6.450%, 11/15/22

     770,000   Connecticut Development Authority, Water Facilities Refunding        6/00 at 102         A+         826,355
                 Revenue Bonds (Bridgeport Hydraulic Company Project - 1990
                 Series), 7.250%, 6/01/20

   1,750,000   Connecticut Development Authority, Water Facilities Revenue          4/07 at 102         A+       1,888,442
                 Bonds (Bridgeport Hydraulic Company Project - 1995 Series),
                 6.150%, 4/01/35

   9,665,000   Eastern Connecticut Resource Recovery Authority, Solid Waste         1/03 at 102        BBB       9,603,530
                 Revenue Bonds (Wheelbrator Lisbon Project), Series 1993A,
                 5.500%, 1/01/20
--------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.4%

   2,000,000   Connecticut Development Authority, Water Facilities Revenue         12/03 at 102        AAA       2,255,759
                 Refunding Bonds (The Connecticut Water Company Project - 1993
                 Series), 6.650%, 12/15/20

   1,000,000   State of Connecticut, Clean Water Fund Revenue Bonds, 1991           1/01 at 102        AAA       1,090,619
                 Series, 7.000%, 1/01/11
--------------------------------------------------------------------------------------------------------------------------
$217,510,000   Total Investments - (cost $210,612,746) - 98.8%                                                 229,549,651
============--------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.2%                                                              2,774,858
               -----------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                              $232,324,509
               ===========================================================================================================

               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard and Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                N/R-Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
February 28, 1998

                                                                     Nuveen Flagship Connecticut
------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                       $229,549,651
Receivables:
  Interest                                                                             3,569,242
  Investments sold                                                                       200,000
  Shares sold                                                                            348,138
Other assets                                                                              52,433
------------------------------------------------------------------------------------------------
     Total assets                                                                    233,719,464
------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                           157,086
Payable for shares redeemed                                                              150,205
Accrued expenses:
  Management fees (note 6)                                                                72,304
  12b-1 distribution and service fees (notes 1 and 6)                                     42,265
  Other                                                                                   24,211
Dividends payable                                                                        948,884
------------------------------------------------------------------------------------------------
     Total liabilities                                                                 1,394,955
------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                 $232,324,509
================================================================================================
Class A Shares (note 1)
Net assets                                                                          $216,436,115
Shares outstanding                                                                    19,955,801
Net asset value and redemption price per share                                      $      10.85
Offering price per share (net asset value per share plus maximum sales charge
  of 4.20% of offering price)                                                       $      11.33
================================================================================================
Class B Shares (note 1)
Net assets                                                                          $  3,712,565
Shares outstanding                                                                       342,894
Net asset value, offering and redemption price per share                            $      10.83
================================================================================================
Class C Shares (note 1)
Net assets                                                                          $ 11,586,314
Shares outstanding                                                                     1,070,297
Net asset value, offering and redemption price per share                            $      10.83
================================================================================================
Class R Shares (note 1)
Net assets                                                                          $    589,515
Shares outstanding                                                                        54,226
Net asset value, offering and redemption price per share                            $      10.87
================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year ended February 28, 1998

                                                        Nuveen Flagship Connecticut
-----------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                     $13,265,509
-----------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                  1,204,411
12b-1 service fees - Class A (notes 1 and 6)                                420,815
12b-1 distribution and service fees - Class B (notes 1 and 6)                13,123
12b-1 distribution and service fees - Class C (notes 1 and 6)                67,747
Shareholders' servicing agent fees and expenses                             106,835
Custodian's fees and expenses                                                55,952
Trustees' fees and expenses (note 6)                                          4,183
Professional fees                                                            20,884
Shareholders' reports - printing and mailing expenses                        40,291
Federal and state registration fees                                           1,454
Other expenses                                                               11,316
-----------------------------------------------------------------------------------
Total expenses before expense reimbursement                               1,947,011
  Expense reimbursement (note 6)                                           (171,361)
-----------------------------------------------------------------------------------
Net expenses                                                              1,775,650
-----------------------------------------------------------------------------------
Net investment income                                                    11,489,859
-----------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)              189,964
Net change in unrealized appreciation or depreciation of investments      6,726,949
-----------------------------------------------------------------------------------
Net gain from investments                                                 6,916,913
-----------------------------------------------------------------------------------
Net increase in net assets from operations                              $18,406,772
===================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                             Nuveen                             Flagship
                                                                      Flagship Connecticut                   Connecticut
                                                                ---------------------------------------------------------
                                                                 Year ended          Nine months              Year ended
                                                                    2/28/98       ended 2/28/97*                 5/31/96
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                          $ 11,489,859         $  8,632,172            $ 11,632,542
Net realized gain from investment
  transactions (notes 1 and 4)                                      189,964              576,956                 951,483
Net change in unrealized appreciation
  or depreciation of investments                                  6,726,949            5,149,171              (3,913,226)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                       18,406,772           14,358,299               8,670,799
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                       (10,989,264)          (8,367,067)            (11,371,201)
  Class B                                                           (59,967)                 (76)                     N/A
  Class C                                                          (419,099)            (258,509)               (327,137)
  Class R                                                           (17,894)                  --                      N/A
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                                               (11,486,224)          (8,625,652)            (11,698,338)
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                 25,394,964           13,422,621              17,698,654
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                            6,417,815            4,748,942               6,666,728
-------------------------------------------------------------------------------------------------------------------------
                                                                 31,812,779           18,171,563              24,365,382
-------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (23,469,546)         (16,305,341)            (20,622,363)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  Fund share transactions                                         8,343,233            1,866,222               3,743,019
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                       15,263,781            7,598,869                 715,480
Net assets at the beginning of year                             217,060,728          209,461,859             208,746,379
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                  $232,324,509         $217,060,728            $209,461,859
=========================================================================================================================
Balance of undistributed net investment
  income at end of year                                        $     10,155         $      6,520            $         --
=========================================================================================================================

* Information represents eight months of Flagship Connecticut and one month of Nuveen Flagship Connecticut (see note 1).

N/A -- Flagship Connecticut was not authorized to issue Class B or Class R Shares.

                                 See accompanying notes to financial statements.

               Notes to Financial Statements
               February 28, 1998
               Nuveen Flagship Connecticut


               1.  General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Connecticut Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, the Flagship Connecticut Double Tax Exempt Fund ("Flagship Connecticut") was reorganized into the Trust and renamed Nuveen Flagship Connecticut Municipal Bond Fund ("Nuveen Flagship Connecticut"). Flagship Connecticut had a May 31 fiscal year end prior to being reorganized into the Trust and now has a February 28 fiscal year end.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

               Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

               Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, the Fund had no such outstanding purchase commitments.

               Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

               Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

               Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains

               February 28, 1998
               Nuveen Flagship Connecticut


and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Connecticut state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended February 28, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

               Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

               Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended February 28, 1998.

               Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

               Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

February 28, 1998
Nuveen Flagship Connecticut

               2.   Fund Shares

Transactions in Fund shares were as follows:

                                                                   Nuveen Flagship                                  Flagship
                                                                     Connecticut                                   Connecticut
                                                   ---------------------------------------------------------------------------------
                                                           Year ended                 Nine months                  Year ended
                                                            2/28/98                 ended 2/28/97*                  5/31/96
                                                   ---------------------------------------------------------------------------------
                                                     Shares         Amount       Shares         Amount       Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                         1,537,629   $ 16,474,829    1,140,128   $ 11,872,759    1,453,108   $ 15,066,282
  Class B                                           339,187      3,623,542        9,669        102,050          N/A            N/A
  Class C                                           444,025      4,723,004      139,474      1,447,762      253,267      2,632,372
  Class R                                            53,941        573,589            5             50          N/A            N/A
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                           578,075      6,132,935      442,768      4,597,336      624,317      6,491,833
  Class B                                             2,614         28,078           --             --          N/A            N/A
  Class C                                            23,910        253,777       14,628        151,606       16,838        174,895
  Class R                                               280          3,025           --             --          N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                  2,979,661     31,812,779    1,746,672     18,171,563    2,347,530     24,365,382
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                        (2,133,260)   (22,598,891)  (1,378,317)   (14,350,628)  (1,889,024)   (19,630,307)
  Class B                                            (8,576)       (93,295)          --             --          N/A            N/A
  Class C                                           (72,981)      (777,360)    (187,749)    (1,954,713)     (95,257)      (992,056)
  Class R                                                --             --           --             --          N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                 (2,214,817)   (23,469,546)  (1,566,066)   (16,305,341)  (1,984,281)   (20,622,363)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                        764,844   $  8,343,233      180,606   $  1,866,222      363,249  $   3,743,019
==================================================================================================================================

*Information represents eight months of Flagship Connecticut and one month of Nuveen Flagship Connecticut (see note 1).

N/A -- Flagship Connecticut was not authorized to issue Class B or Class R
       Shares.

               3.   Distribution to Shareholders

On March 9, 1998, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on April 1, 1998, to shareholders of record on March 9, 1998, as follows:

               ----------------------------------------------------------
               Dividends per share:
                 Class A                                         $ .0450
                 Class B                                           .0385
                 Class C                                           .0400
                 Class R                                           .0470
               ==========================================================

               4.   Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities for the fiscal year ended February 28, 1998, aggregated $32,985,810 and $25,769,793, respectively. Purchases and sales (including maturities) of temporary municipal investments for the fiscal year ended February 28, 1998, aggregated $9,000,000 and $9,000,000, respectively.

At February 28, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

At February 28, 1998, the Fund had an unused capital loss carryforward of $848,744 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

               5.   Unrealized Appreciation (Depreciation)

At February 28, 1998, net unrealized appreciation aggregated $18,936,905, of which $19,038,568 related to appreciated securities and $101,663 related to depreciated securities.

               6.   Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

              Average daily net asset value                                       Management fee
              ----------------------------------------------------------------------------------
              For the first $125 million                                             .5500 of 1%
              For the next $125 million                                              .5375 of 1
              For the next $250 million                                              .5250 of 1
              For the next $500 million                                              .5125 of 1
              For the next $1 billion                                                .5000 of 1
              For net assets over $2 billion                                         .4750 of 1
              ==================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $504,400 of which approximately $443,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1998, the Distributor compensated authorized dealers directly with approximately $199,300 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. For the fiscal year ended February 28, 1998, the Distributor retained approximately $39,600 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The distributor also collected and retained approximately $1,800 of CDSC on share redemptions during the fiscal year ended February 28, 1998.

               7.   Composition of Net Assets

At February 28, 1998, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

              ----------------------------------------------------------------------------------
              Capital paid-in                                                       $214,226,193
              Balance of undistributed net investment income                              10,155
              Accumulated net realized gain (loss) from investment transactions         (848,744)
              Net unrealized appreciation of investments                              18,936,905
              ----------------------------------------------------------------------------------
              Net assets                                                            $232,324,509
              ==================================================================================

18

              Financial Highlights
              Nuveen Flagship Connecticut
              Selected data for a share outstanding throughout each period is as follows:


Class (Inception date)           Operating performance           Less distributions
                                ------------------------    ---------------------------
                                                     Net
                          Net               realized and     Dividends                        Net       Total
                        asset                 unrealized     from tax-                      asset      return
                        value         Net    gain (loss)    exempt net    Distributions     value      on net
Year ended          beginning  investment           from    investment     from capital    end of       asset
February 28/29,     of period   income(a)    investments        income            gains    period    value(b)
--------------------------------------------------------------------------------------------------------------
CLASS A (7/87)**
 1998                  $10.51        $.56          $ .34        $ (.56)           $  --    $10.85       8.75%
 1997 (c)               10.23         .42            .28          (.42)              --     10.51       6.96
 1996 (d)               10.38         .57           (.14)         (.58)              --     10.23       4.18
 1995 (d)               10.17         .58            .22          (.59)              --     10.38       8.21
 1994 (d)               10.66         .59           (.39)         (.60)            (.09)    10.17       1.70
 1993 (d)               10.05         .61            .61          (.61)              --     10.66      12.48
 1992 (d)                9.84         .63            .21          (.63)              --     10.05       8.81
 1991 (d)                9.64         .63            .20          (.63)              --      9.84       8.97
 1990 (d)                9.78         .63           (.13)         (.63)            (.01)     9.64       5.34
 1989 (d)                9.25         .63            .55          (.64)            (.01)     9.78      13.36
CLASS B (2/97)
 1998                   10.51         .48            .32          (.48)              --     10.83       7.76
 1997 (e)               10.53         .04           (.02)         (.04)              --     10.51        .19
CLASS C (10/93)**
 1998                   10.49         .50            .34          (.50)              --     10.83       8.17
 1997 (c)               10.22         .38            .27          (.38)              --     10.49       6.43
 1996 (d)               10.36         .52           (.14)         (.52)              --     10.22       3.71
 1995 (d)               10.16         .53            .20          (.53)              --     10.36       7.53
 1994 (f)               11.06         .33           (.84)         (.33)            (.06)    10.16      (6.48)*
CLASS R (2/97)
 1998                   10.51         .58            .36          (.58)              --     10.87       9.17
 1997 (e)               10.55         .01           (.05)           --               --     10.51       (.38)
--------------------------------------------------------------------------------------------------------------

       *  Annualized.

      ** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship Connecticut.

     (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

     (b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

     (c)  For the nine months ended February 28.

     (d)  For the fiscal year ended May 31.

     (e)  From commencement of class operations as noted.

     (f)  From commencement of class operations as noted through May 31.


                                                   Ratios/Supplemental data
---------------------------------------------------------------------------------------------------------------------
                                        Ratio of net                                  Ratio of net
                         Ratio of         investment               Ratio of             investment
                      expenses to          income to            expenses to              income to
    Net assets        average net        average net            average net            average net
 end of period      assets before      assets before           assets after           assets after          Portfolio
(in thousands)      reimbursement      reimbursement      reimbursement (a)      reimbursement (a)      turnover rate
---------------------------------------------------------------------------------------------------------------------
      $216,436               .85%              5.15%                   .78%                  5.22%                12%
       209,873              1.02*              5.18*                   .79*                  5.41*                20
       202,219              1.03               5.23                    .74                   5.52                 24
       203,210              1.03               5.54                    .73                   5.84                 25
       202,607              1.03               5.14                    .65                   5.52                 30
       184,743              1.04               5.50                    .66                   5.88                 19
       141,215              1.05               5.90                    .65                   6.30                 18
       103,552              1.07               6.09                    .67                   6.49                 19
        73,046              1.07               6.08                    .60                   6.55                 31
        48,990              1.17               6.15                    .70                   6.62                 33


         3,713              1.61               4.34                   1.52                   4.43                 12
           102              1.59*              6.61*                  1.12*                  7.08*                20


        11,586              1.41               4.59                   1.33                   4.67                 12
         7,087              1.57*              4.65*                  1.34*                  4.88*                20
         7,243              1.58               4.67                   1.29                   4.96                 24
         5,536              1.58               4.97                   1.28                   5.27                 25
         4,360              1.77*              4.22*                  1.22*                  4.77*                30


           590               .66               5.29                    .57                   5.38                 12
            --                --              10.97*                    --                  10.97*                20
====================================================================================================================

Building Better Portfolios with Nuveen

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds

Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts
Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed
to help you reach
your financial goals.

Growth
Nuveen Rittenhouse Growth Fund
Growth
and Income

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free
Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Boston Financial Data Services
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509
(800) 225-8530

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

                       Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

    NUVEEN
OUR SECOND CENTURY 1898/1998
    helping investors sustain the wealth of a lifetime./TM/

    John Nuveen & Co. Incorporated
    333 West Wacker Drive
    Chicago, IL 60606-1286

    www.nuveen.com                                                   VAN-CT-2.98

NUVEEN
MUNICIPAL
BOND FUNDS

FEBRUARY 28, 1998

Annual Report


DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.


[PHOTO APPEARS HERE]


NEW JERSEY


NEW JERSEY

INTERMEDIATE

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

Over the past 12 months, the Nuveen Flagship New Jersey Municipal Bond Funds performed well, rewarding investors with attractive tax-free income and strong total returns. For the fiscal year ended February 28, 1998, the New Jersey long-term fund's Class A shares posted a total return on net asset value of 9.06%, outpacing its Lipper peer group average of 8.41%. The New Jersey intermediate-term fund also performed well, generating a total return on net asset value for Class A shares of 7.00%, surpassing its Lipper peer group average of 6.75%.

Although the funds experienced modest dividend reductions during the period, they continue to provide competitive after-tax yields. As of February 28, 1998, the long-term fund's Class A shares were generating a yield on net asset value of 4.89%, which is equivalent to an after-tax yield of 7.57% for investors in the 35.4% combined federal and state income tax bracket. Class A shares of the intermediate-term fund were providing a yield on net asset value of 3.96%, equaling an after-tax yield of 6.13% for investors in the 35.4% combined federal and state tax bracket.

THE YEAR IN REVIEW

Over the past year, the bond market enjoyed a period of solid performance, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate increase in March 1997, also contributed to the positive environment for bonds.

Between the end of February 1997 and February 1998, the yield on 30-year Treasury bonds dropped from 6.80% to 5.92%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.76% to 5.24%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury bond

_____
1

"With their focus on consistent, above-market performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security."

yields, combined with municipals' comparatively low volatility and dependable tax-free income, continue to make these investments an attractive opportunity.

MEETING INVESTOR NEEDS

The generally stable income stream and attractive returns detailed on the following pages demonstrate that the Nuveen Flagship New Jersey Municipal Bond Funds have continued to successfully pursue their investment objectives. In today's market environment, many investors are seeking conservatively managed investments that enable them to strike the proper balance between risk and reward in their portfolios. With their focus on consistent, above-market performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security.

BUILDING BETTER PORTFOLIOS

As you review the performance of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. This includes the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 1998

_____
2

Nuveen Flagship New Jersey Municipal Bond Funds
Portfolio Manager Roundtable

Rick Huber and Steve Peterson, portfolio managers of the New Jersey Municipal Bond Funds, review the past year in the New Jersey municipal market and talk about fund performance and opportunities to find value.

CAN YOU DESCRIBE THE MUNICIPAL MARKET OVER THE PAST YEAR AND HOW THE FUNDS PERFORMED IN THIS ENVIRONMENT?

Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. New issue and refunding activity took off, totaling $220 billion nationally in 1997 the third largest volume ever. Although municipal supply was relatively heavy on a national level, demand continued to outstrip the limited supply of New Jersey municipal bonds. With the high state tax and great deal of investor interest given the high levels of per capita wealth in the state, New Jersey municipal bonds are commanding relatively high prices and supply continues to be limited.

This strong market contributed to the solid total return performance of the funds, as many of the bonds in the portfolios appreciated in value. The annual total return on net asset value for Class A shares of the New Jersey long-term fund was 9.06%, which is equivalent to an after-tax total return of 12.10% for investors in the 35.4% combined federal and state income tax bracket. The intermediate-term fund generated an attractive total return of 7.00%, which is equivalent to an after-tax total return of 9.74% for investors in the same tax bracket.

Both funds were well-ranked by Lipper Analytical Services based on their strong total returns. The long-term fund was ranked in the top quartile of long-term New Jersey municipal bond funds for the one-year period (13th out of 57 funds). The intermediate-term fund was ranked in the top third (25 out of 79 funds) of its peer group, the Lipper Other State Intermediate Municipal Bond Fund category, for the one-year period, and was ranked number one out of 30 funds for the five-year period.

The funds also provided very competitive yields. The intermediate fund in particular provided a very attractive yield given its shorter-term structure. With a yield on net asset value of 3.96% for Class A shares (as of February 28, 1998), it provides income that is quite competitive with longer-term funds but carries lower risk. Given its shorter average maturity and duration (compared with long-term funds), the intermediate fund should be less susceptible to interest rate fluctuations.

HOW HAS NEW JERSEY'S ECONOMY PERFORMED DURING THE PAST 12 MONTHS?

New Jersey's high credit ratings for general obligation debt recognize the state's diverse economic base and strong financial management. With corporate restructurings and downsizings slowing, unemployment figures appear to have stabilized.

_____
3

"One of our main goals during the year was to improve the call protection of the funds, which was a very successful strategy."

Stronger-than-anticipated corporate business and personal income tax receipts have enabled reserves to build. This larger financial cushion should help ease the state's burden in funding the $250 million court-mandated increase in education spending. In addition, the state has set aside funds with the purpose of keeping solid waste authorities from defaulting on debt service payments, although the money has not yet been allocated.

A final decision on deregulation of electric utilities in the state is expected later this year. A phase-in of competition in this arena could begin as early as October 1998. In the wake of health care deregulation, a number of health care providers have begun the process of mergers and affiliations that has been common in other parts of the country.

HOW DID YOU ADD VALUE IN THE CURRENT MARKET?

One of our main goals during the year was to improve the call protection of the funds, which was a very successful strategy. Only about 10 percent of the long-term fund's bonds are callable by their issuers in the next three years, which should help limit the future income volatility of the fund and ensure a more stable dividend. With most of the bonds in the intermediate-term fund in the 5-15 year maturity range, none are callable in the next three years, helping ensure a stable dividend.

Another key strategy over the past year was to increase the yield of the funds. We have been able to accomplish this through bond "swaps" selling a bond and purchasing a very similar bond with a higher yield. Nuveen's renowned research department helps us find higher-yielding bonds that we feel are undervalued by the market and that have the potential for price appreciation.

WHAT ARE YOUR KEY STRATEGIES FOR THE FUTURE?

A significant amount of the new bond issuance over the past year was in the health care sector, which explains both funds' relatively heavy weightings in that area. We plan to diversify into other sectors in the coming year, with a particular eye toward general obligation and housing bonds. Both of those sectors presently offer attractive quality bonds at favorable yields, and as the state's economy continues to improve, we foresee the potential for price appreciation of the bonds in those areas.

In addition, we will continue to look for bonds that we feel have the potential to be pre-refunded by their issuers. In an advance refunding, a bond issue is essentially repaid early and becomes secured by U. S. government or agency securities until it can be called by the issuer. When bonds in the funds are pre-refunded and become backed by Treasury bonds, the credit quality and stability of the funds can improve significantly.

_____
4

Nuveen Flagship New Jersey Municipal Bond Fund
PERFORMANCE OVERVIEW
As of February 28, 1998

12-Month Dividends (Class A Shares)

[BAR CHART APPEARS HERE]


--------------------------
March               0.0465
--------------------------
April               0.0465
--------------------------
May                 0.0465
--------------------------
June                0.0465
--------------------------
July                0.0465
--------------------------
August              0.0465
--------------------------
September           0.0465
--------------------------
October             0.0465
--------------------------
November            0.0465
--------------------------
December            0.0465
--------------------------
January              0.045
--------------------------
February             0.045
--------------------------


Top 5 Sectors

Tax Obligation (General)       13%
----------------------------------
U.S. Guaranteed                13%
----------------------------------
Health Care                    11%
----------------------------------
Utilities                      10%
----------------------------------
Transportation                 10%
----------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Portfolio Statistics


Share Class                           A           B           C          R
--------------------------------------------------------------------------------
Inception Date                     9/94        2/97        9/94       12/91
--------------------------------------------------------------------------------
Net Asset Value                  $10.61      $10.61      $10.59      $ 10.62
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                               $89,314
--------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                      16.92
--------------------------------------------------------------------------------
Average Weighted Duration (Years)                                       5.79
--------------------------------------------------------------------------------

Annualized Total Return/1/


Share Class                      A(NAV)  A(OFFER)      B         C     R
--------------------------------------------------------------------------------
1-Year                            9.06%    4.47%   8.25%     8.40%  9.29%
--------------------------------------------------------------------------------
5-Year                            6.23%    5.32%   5.50%     5.50%  6.50%
--------------------------------------------------------------------------------
Since Inception                   7.28%    6.51%   6.54%     6.53%  7.55%
--------------------------------------------------------------------------------

Tax-Free Yields


Share Class                      A(NAV)  A(OFFER)      B        C       R
--------------------------------------------------------------------------------
Distribution Rate                 5.09%     4.87%  4.35%    4.59%    5.31%
--------------------------------------------------------------------------------
SEC 30-Day Yield                  4.89%     4.68%  4.14%    4.34%    5.09%
--------------------------------------------------------------------------------
Taxable Equivalent Yield/2/       7.57%     7.24%  6.41%    6.72%    7.88%
--------------------------------------------------------------------------------

Index Comparison/3/
[LINE GRAPH APPEARS HERE]

                                        Nuveen Flagship            Nuveen Flagship
              Lehman Brothers         New Jersey Municipal        New Jersey Municipal
           Municipal Bond Index         Bond Fund (NAV)            Bond Fund (Offer)

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Feb-92            10,000.00               10,000.00                    9,580.00
Feb-93            11,376.42               11,268.46                   10,794.18
Feb-94            12,005.17               12,035.80                   11,527.92
Feb-95            12,231.71               12,198.08                   11,680.36
Feb-96            13,583.37               13,332.41                   12,764.55
Feb-97            14,454.15               13,979.26                   13,385.30
Feb-98            15,776.00               15,245.00                   14,602.00
----------------------------------------------------------------------------------------

   . Lehman Brothers Municipal Bond Index - $15,776
   . Nuveen Flagship New Jersey Municipal Bond Fund (NAV) - $15,245
   . Nuveen Flagship New Jersey Municipal Bond Fund (Offer) - $14,602

Past results are not predictive of future performance.

               ____
               5

Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
PERFORMANCE OVERVIEW
As of February 28, 1998
12-Month Dividends (Class A Shares)
[BAR CHART APPEARS HERE]

March         .0421
April         .0421
May           .0421
June          .0420
July          .0420
August        .0420
September     .0420
October       .0420
November      .0420
December      .0415
January       .0415
February      .0415

Top 5 Sectors

Tax Obligation (Limited)                   24%
----------------------------------------------
Health Care                                21%
----------------------------------------------
Tax Obligation (General)                   18%
----------------------------------------------
Industrial Development                     14%
----------------------------------------------
Education and Civic Organizations           7%
----------------------------------------------

PORTFOLIO STATISTICS

SHARES CLASS                                         A         B          C
-----------------------------------------------------------------------------
Inception Date                                    9/92      3/97       3/97
-----------------------------------------------------------------------------
Net Asset Value                                 $10.50    $10.52      $10.51
-----------------------------------------------------------------------------
Fund Net Assets ($000)                                                $10,548
-----------------------------------------------------------------------------
Average Weighted Maturity (Years)                                        7.38
-----------------------------------------------------------------------------
Average Weighted Duration (Years)                                        5.12
-----------------------------------------------------------------------------

Annualized Total Return/1/


SHARE CLASS                                  A(NAV)  A(OFFER)        C        R
--------------------------------------------------------------------------------
1-Year                                        7.00%     3.78%    6.63%    7.34%
--------------------------------------------------------------------------------
5-Year                                        5.53%     4.89%    5.17%    5.60%
--------------------------------------------------------------------------------
Since Inception                               6.58%     5.99%    6.21%    6.65%
--------------------------------------------------------------------------------

Tax-Free Yields


SHARE CLASS                                 A(NAV)  A(OFFER)       C        R
--------------------------------------------------------------------------------
Distribution Rate                            4.74%     4.60%    4.22%    4.97%
--------------------------------------------------------------------------------
SEC 30-Day Yield                             3.96%     3.84%    3.39%    4.17%
--------------------------------------------------------------------------------
Taxable Equivalent Yield2                    6.13%     5.94%    5.25%    6.46%
--------------------------------------------------------------------------------

Index Companion /3/

[LINE GRAPH APPEARS HERE]

Date          Lehman Brothers          Lehman Brothers            Nuveen Flagship                   Nuveen Flagship
              7 Year Municipal         10 Year Municipal          New Jersey Intermediate           New Jersey Intermediate
              Bond Index               Bond Index                 Municipal Bond Fund (NAV)         Municipal Bond Fund (OFFER)
-------------------------------------------------------------------------------------------------------------------------------
2/92          $10,082.00               $10,083.40                 $10,000.00                        $ 9,700.00
-------------------------------------------------------------------------------------------------------------------------------
2/93          $10,714.75               $10,836.75                 $10,416.65                        $10,488.75
-------------------------------------------------------------------------------------------------------------------------------
2/94          $11,188.92               $11,414,98                 $11,738.19                        $11,383.40
-------------------------------------------------------------------------------------------------------------------------------
2/95          $11,462.34               $11,647.34                 $11,385.60                        $11,300.24
-------------------------------------------------------------------------------------------------------------------------------
2/96          $12,637.16               $13,012.67                 $12,811.57                        $12,426.54
-------------------------------------------------------------------------------------------------------------------------------
2/97          $13,295.84               $13,575.88                 $13,230.11                        $12,832.16
-------------------------------------------------------------------------------------------------------------------------------
2/98          $14,287.00               $14,934.00                 $14,157.00                        $13,732.00
-------------------------------------------------------------------------------------------------------------------------------

    Lehman Brothers 7-Year Municipal Bond Index - $14,287
    Lehman Brothers 10-Year Municipal Bond Index - $14,934
    Nuveen Flagship New Jersey Intermediate Municap Bond Fund (NAV) - $14,157 Nuveen Flagship New Jersey Intermediate Municap Bond Fund (OFFER) - $13,732

Past results are not predictive of future performance.

1 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Lehman Brothers 7-Year and 10-Year Municipal Bond Indexes. In the past, the fund's performance was compared against the Lehman 10-Year Municipal Bond Index. Beginning this year, we will compare the fund's performance with the Lehman 7-Year Municipal Bond Index because that index better corresponds to the fund's investment policies, which require that the fund maintain a weighted average portfolio maturity of 5-10 years. The Lehman Municipal Bond Indexes are comprised of a broad range of investment-grade municipal bonds, and do not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (3.0%) and all ongoing fund expenses.

____
6

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP MULTISTATE TRUST II:


We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship New Jersey and New Jersey Intermediate Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1998, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the periods indicated thereon, except for the financial statements and financial highlights for the Nuveen Flagship New Jersey Intermediate Bond Fund for the years ended May 31, 1996 and prior which were audited by other auditors whose report dated July 3, 1996, expressed an unqualified opinion on those financial statements and financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 28, 1998, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 15, 1998

____
7

                PORTFOLIO OF INVESTMENTS
                FEBRUARY 28, 1998
                NUVEEN FLAGSHIP NEW JERSEY

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
      AMOUNT     DESCRIPTION                                                                  PROVISIONS*     RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CAPITAL GOODS - 7.4%

 $ 5,955,000     New Jersey Economic Development Authority, Economic                        No Opt. Call          N/R     $6,428,661
                 Development Bonds (Bridgewater Resources Inc. Project).
                 1994 Series A, 8.375%, 11/01/04 (Alternative Minimum Tax)

     180,000     New Jersey Economic Development Authority, Economic Growth             12/02 at 101 1/2          Aa3        195,242
                   Bonds, Composite Issue, 1992 Second Series A3, 6.550%, 12/01/07
                   (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 3.9%

   1,000,000     New Jersey Development Authority, Economic Development Bonds,              No Opt. Call          N/R      1,261,130
                   (Yeshiva K'Tana of Passaic1992 Project), 8.000%, 9/15/18

     925,000     New Jersey Educational Facilities Authority, Trenton State                  7/98 at 100           A+        927,054
                   College Issue, Revenue Bonds, Series 1976 D, 6.750%, 7/01/08

     835,000     New Jersey Educational Facilities Authority, Princeton University           7/04 at 100          Aaa        903,203
                   Revenue Bonds, 1994 Series A, 5.875%, 7/01/11

     410,000     New Jersey Educational Facilities Authority, Revenue Refunding Bonds,       7/03 at 102          Baa        411,726
                   (Monmouth College), Series 1993-A, 5.625%, 7/01/13
------------------------------------------------------------------------------------------------------------------------------------
                 FOREST AND PAPER PRODUCTS - 0.3%

     250,000     New Jersey Economic Development Authority, Solid Waste Dispsosal            4/02 at 102          Aa2        276,658
                   Facility Revenue Bonds (Garden State Paper Company, Inc. Project),
                   Series 1992, 7.125%, 4/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 10.9%

     945,000     New Jersey Health Care Facilities Financing Authority (Intercare            7/98 at 102           A+        975,060
                   Health Systems Inc.- JFK Medical Center), Series 1988,
                   7.625%, 7/01/18

     935,000     New Jersey Economic Development Authority, Economic Growth                 12/03 at 102          Aa3        981,918
                   Lease Revenue Bonds, Remarketed 1992 Second Series B,
                   5.300%, 12/01/07 (Alternative Minimum Tax)

     300,000     New Jersey Economic Development Authority, Revenue Bonds                    7/04 at 102          Aaa        330,570
                   (RWJ Health Care Corp. at Hamilton, Obligated Group
                   Project), Series 1994, 6.250%, 7/01/14

     700,000     New Jersey Health Care Facilities Financing Authority, Revenue Bonds,      7/00 at 102          Aaa        753,361
                   Community Medical Center/Kensington Manor Care Center Issue, Series
                   E, 7.000%, 7/01/20

     400,000     New Jersey Health Care Facilities Financing Authority, Refunding            7/02 at 102           A-        443,508
                   Revenue Bonds, Atlantic City Medical Center Issue, Series C,
                   6.800%, 7/01/05

     700,000     New Jersey Health Care Facilities Financing Authority,                      7/02 at 102          Ba1        752,612
                   Revenue Bonds, Palisades Medical Center, Obligated Group
                   Issue, Series 1992, 7.500%, 7/01/06

     250,000     New Jersey Health Care Facilities Financing Authority,                      7/04 at 102          Aaa        275,475
                   Revenue Bonds, Monmouth Medical Center Issue, Series C,
                   6.250%, 7/01/16

     200,000     New Jersey Health Care Facilities Financing Authority,                      7/04 at 102          Aaa        215,140
                   Revenue Bonds, Newark Beth Israel Medical Center Issue,
                   Series 1994, 6.000%, 7/01/16

     250,000     New Jersey Health Care Facilities Financing Authority,                      8/04 at 102          AAA        276,213
                   Refunding Revenue Bonds, Irvington General Hospital
                   Issue (FHA Insured Mortgage), Series 1994, 6.375%, 8/01/15

   1,200,000     New Jersey Health Care Facilities Financing Authority,                      7/07 at 102          AAA      1,202,964
                   Revenue and Refunding Bonds, Holy Name Hospital Issue,
                   Series 1997, 5.250%, 7/01/20

          ______
          8

                PORTFOLIO OF INVESTMENTS
                FEBRUARY 28, 1998
                NUVEEN FLAGSHIP NEW JERSEY -- CONTINUED

    PRINCIPAL                                                                                   OPTIONAL CALL                 MARKET
       AMOUNT     DESCRIPTION                                                                      PROVISIONS*  RATINGS*       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - CONTINUED

  $ 1,000,000     New Jersey Health Care Facilities Financing Authority, Revenue                  7/07 at 102       Aaa   $  974,400
                    and Refunding Bonds, AHS Hospital Corporation Issue, Series
                    1997 A Bonds, 5.000%, 7/01/27

      175,000     New Jersey Health Care Facilities Financing Authority, Bayonne                  7/04 at 102       Aaa      193,855
                    Hospital Obligated Revenue Bonds, Series 1994, 6.250%, 7/01/12

    1,000,000     Camden County Improvement Authority, Health System Revenue                      5/08 at 102       Aaa      969,410
                    Bonds (Catholic Health East), Series 1998-A, 5.000%,
                    11/15/28 (WI)

    1,000,000     Puerto Rico Industrial,Tourist, Educational, Medical and Environmental          1/05 at 102       Aaa    1,109,270
                    Control Facilities Financing Authority, Hospital Revenue Bonds,
                    1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
                    6.250%, 7/01/16

      250,000     Pollution Control Financing Authority of Union County (New Jersey),            No Opt. Call        A3      278,355
                    Pollution Control Revenue Refunding Bonds, American Cyanamid Company
                    Issue, Series 1994, 5.800%, 9/01/09
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 9.0%

    1,750,000     New Jersey Housing Finance Agency, Special Pledge Revenue                      11/98 at 102        A1    1,794,013
                    Obligations, 1975 Series One, 9.000%, 11/01/18

    1,500,000     New Jersey Housing Mortgage Finance Agency, Multi-Family                        5/06 at 102       Aaa    1,608,675
                    Housing Revenue Bonds, 1996 Series A, 6.200%, 11/01/18
                    (Alternative Minimum Tax)

    2,000,000     New Jersey Housing and Mortgage Finance Agency, Multi-Family                    5/05 at 102       Aaa    2,127,440
                    Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

      700,000     New Jersey Housing and Mortgage Finance Agency, Housing Revenue                 5/02 at 102        A+      756,147
                    Bonds, 1992 Series A, 6.950%, 11/01/13

      500,000     New Jersey Housing and Mortgage Finance Agency, Housing Revenue                11/02 at 102        A+      540,460
                    Refunding Bonds, 1992 Series One, 6.600%, 11/01/14

      235,000     Hoboken Housing Finance Corporation, Multifamily Mortgage Revenue Bonds        No Opt. Call       AA+      241,004
                    (Project Uplift-FHA Section 8), 1995-A Refunding, 6.250%, 2/01/24

      400,000     The Hudson County Improvement Authority, Multifamily Housing Revenue            6/04 at 100       AAA      429,060
                    Bonds, Series 1992 A (Conduit Financing - Observer Park Project),
                    6.900%, 6/01/22 (Alternative Minimum Tax)

      500,000     North Bergen Housing Development Corporation (North Bergen, New                 9/09 at 100       N/R      513,105
                    Jersey), Mortgage Revenue Bonds,Series 1978 (FHA Insured
                    Mortgage Loan - Section 8 Assisted Project), 7.400%, 9/01/20
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 6.9%

                  New Jersey Housing and Mortgage Financing Agency, Home Buyer Revenue
                  Bonds, 1994 Series K:
      250,000       6.300%, 10/01/16 (Alternative Minimum Tax)                                    7/04 at 102       Aaa      264,933

      400,000       6.375%, 10/01/26 (Alternative Minimum Tax)                                    7/04 at 102       Aaa      423,408

    4,000,000     New Jersey Housing and Mortgage Finance Agency, Home Buyer                 10/07 at 101 1/2       Aaa    4,182,960
                    Revenue Bonds, 1997 Series U, 5.700%, 10/01/14 (Alternative
                    Minimum Tax)

    1,175,000     Virgin Islands Housing Finance Authority,Single Family Mortgage                 3/05 at 102       AAA    1,250,893
                    Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
                    1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL/OTHER - 2.1%

    1,135,000     New Jersey Economic Development Authority, Economic Growth Bond,               12/03 at 102       Aa3    1,195,745
                    Composite Issue  1992 Second Series H, 5.300%, 12/01/07
                    (Alternative Minimum Tax)

      625,000     New Jersey Economic Development Authority, Insured Revenue Bonds                5/05 at 102       Aaa      685,725
                    (Educational Testing Service Issue), Series 1995B, 6.125%,
                    5/15/15

          ______

     PRINCIPAL                                                                          OPTIONAL CALL                        MARKET
        AMOUNT      DESCRIPTION                                                            PROVISIONS*  RATINGS**             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL -- 12.8%

 $   1,000,000      State of New Jersey, General Obligation Bonds,Series D,               No Opt. Call        Aa1     $   1,109,040
                      5.800%, 2/15/07
       200,000      The City of Atlantic, In the County of Atlantic, New Jersey,          No Opt. Call         A-           212,662
                      General Obligation General Improvement Bonds, Series 1994,
                      5.650%, 8/15/04
       100,000      County of Atlantic, New Jersey, General Improvement Bonds,             1/04 at 101        Aaa           109,097
                      6.000%, 1/01/07
       250,000      City of East Orange, In the County of Essex, New Jersey,              No Opt. Call        Aaa           320,218
                      Fiscal Year Adjustment Bonds (Qualified Under the Municipal
                      Qualified Bond Act P.L. 1976, c. 38, as Amended), 8.400%,
                      8/01/06
       500,000      The Board of Education of The Township of Hillsborough, in the        No Opt. Call         AA           561,445
                      County of  Somerset, State of New Jersey, General Obligation
                      School Purpose Bonds, Series 1992, 5.875%, 8/01/11
     2,645,000      Middletown Township Board of Education, General Obligation             8/07 at 100        Aaa         2,794,469
                      Bonds, Series 1997, School Board Reserve Act, 5.800%,
                      8/01/21
        50,000      The Monmouth County Improvement Authority (Monmouth County,            7/02 at 102        AA+            55,415
                      New Jersey), Revenue Bonds, Series 1992 (Howell Township
                      Board of Education Project), 6.450%, 7/01/08
       165,000      Parsippany-Troy Hills Township, General Obligation, Capital           No Opt. Call         Aa           111,066
                      Appreciation Bonds, Series 1992, 0.000%, 4/01/07
     2,000,000      Commonwealth of Puerto Rico, Public Improvement Bonds of 1995      7/05 at 101 1/2        Aaa         2,124,680
                      (General Obligation Bonds), 5.750%, 7/01/24
       550,000      Commonwealth of Puerto Rico, Public Improvement Bonds of 1996      7/06 at 101 1/2          A           559,999
                      (General Obligation Bonds), 5.400%, 7/01/25
     2,000,000      Commonwealth of Puerto Rico, Public Improvement Refunding          7/07 at 101 1/2        Aaa         2,055,480
                      Bonds of 1997 (General Obligation Bonds), 5.375%, 7/01/21
     1,100,000      Sparta Township School District, General Obligation Bonds              9/06 at 100        Aaa         1,166,330
                      (Unlimited Tax), 5.800%, 9/01/18
       250,000      The City of Union, In the County of Hudson, State of New              No Opt. Call        Aaa           292,908
                      Jersey, General Obligation School Purpose Bonds, Series
                      1992, 6.375%, 11/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED --  9.4%

       300,000      New Jersey Economic Development Authority, State Contract              9/02 at 102        Aaa           324,771

                      Economic Recovery Bonds, Series 1992-A, 6.000%, 3/15/21
       650,000      New Jersey Economic Development Authority, Market Transition           7/04 at 102        Aaa           705,413
                      Facility Senior Lien Revenue Bonds, Series 1994A,
                      5.875%, 7/01/11
       250,000      New Jersey Sports and Exposition Authority, Convention Center          7/02 at 102        Aaa           273,480
                      Luxury Tax Bonds, 1992 Series A, 6.250%, 7/01/20
       150,000      The County of Bergen Utility Authority, Water Pollution               12/02 at 102        Aaa           163,388
                      Control System Revenue Bonds, Series 1992-B, 6.000%,
                      12/15/13
       250,000      The Camden County Municipal Utilities Authority (Camden                7/06 at 102        Aaa           250,263
                      County, New Jersey), County Agreement Sewer Revenue Refunding
                      Bonds, 1996 Series, 5.125%, 7/15/17
                    The Essex County Improvement Authority (Essex County, NewJersey),
                    City of Newark General Obligation Lease Revenue Bonds, Series 1994:
       300,000        6.350%, 4/01/07                                                      4/04 at 102       Baa1           325,476
       450,000        6.600%, 4/01/14                                                      4/04 at 102       Baa1           491,324
       500,000      The Essex County Improvement Authority (Essex County, New             12/02 at 102       Baa1           537,960
                      Jersey), County Guaranteed Pooled Revenue Bonds, Series 1992A,
                      6.500%, 12/01/12
     1,460,000      The Board of Education of the Borough of Little Ferry, Bergen         No Opt. Call        N/R         1,540,052
                      County, New Jersey, Certificates of Participation, 6.300%,
                    1/15/08

____
10

               PORTFOLIO OF INVESTMENTS
               FEBRUARY 28, 1998
               NUVEEN FLAGSHIP NEW JERSEY -- CONTINUED

     PRINCIPAL                                                                          OPTIONAL CALL                        MARKET
        AMOUNT      DESCRIPTION                                                            PROVISIONS*  RATINGS**             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED -- CONTINUED

 $   1,000,000      The State of New Jersey, as Lessee, and The Mercer County             No Opt. Call         Aa    $    1,001,320
                      Improvement Authority, as Lessor, Relating to the Richard
                      J. Hughes Justice Complex, 6.050%, 1/01/13
     2,350,000      The Ocean County Utilities Authority (New Jersey), Wastewater          5/98 at 100        Aaa         2,349,812
                      Revenue Bonds, Refunding Series 1987, 5.000%, 1/01/14
       170,000      Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,         7/06 at 101 1/2          A           167,278
                      Series 1995, Guaranteed by the Commonwealth of Puerto Rico,
                      5.000%, 7/01/15
       225,000      Puerto Rico Commonwealth Highway Authority, Highway Revenue            7/00 at 100          A           233,530
                      Bonds, Series 1990-Q, 6.000%, 7/01/20 Transportation  9.4%
-----------------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION -- 9.4%

     1,750,000      New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series         No Opt. Call       Baa1         2,013,743
                      1991 C,  6.500%, 1/01/08
     1,415,000      The Delaware River and Bay Authority, Revenue Bonds, Series            1/04 at 102        Aaa         1,389,502
                      1993, 5.000%, 1/01/17
       100,000      Parking Authority of the City of Hoboken, County of Hudson,            3/02 at 102       Baa1           107,140
                      New Jersey, Parking General Revenue Refunding Bonds,
                      Series 1992A, 6.625%, 3/01/09
       125,000      The Port Authority of New York and New Jersey, Consolidated           10/04 at 101        Aaa           138,125
                      Bonds, Ninety-Sixth Series, 6.600%, 10/01/23 (Alternative
                      Minimum Tax)
       200,000      The Port Authority of New York and New Jersey, Consolidated            6/05 at 101        AA-           210,960
                      Bonds, One Hundredth Series, 5.750%, 12/15/20
       200,000      The Port Authority of New York and New Jersey, Consolidated            7/04 at 101        AA-           215,222
                      Bonds, Ninety-Fifth Series, 5.875%, 7/15/09 (Alternative
                      Minimum Tax)
     4,100,000      The Port Authority of New York and New Jersey Special Project         12/07 at 100        Aaa         4,318,694
                      Bonds, Series 6, JFKInternational Air Terminal LLC Project,
                      5.750%, 12/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED  12.7%

       200,000      New Jersey Economic Development Authority, Lease Rental                3/02 at 102        Aaa           223,438
                      Bonds, 1992 Series (Liberty State Park Project), 6.800%,
                      3/15/22 (Pre-refunded to 3/15/02)
     1,780,000      New Jersey Health Care Facilities Financing Authority,                No Opt. Call        Aaa         2,144,740
                      Revenue Bonds, Hackensack Hospital Issue, Series A,
                      8.750%, 7/01/09
     2,065,000      New Jersey Health Care Facilities Financing Authority,                 7/01 at 102      A1***         2,371,714
                      Revenue Bonds, Series 1990-E (Kennedy Memorial Hospital),
                      8.375%, 7/01/10 (Pre-refunded to 7/01/01)
     3,000,000      New Jersey Health Care Facilities Financing Authority,                 7/99 at 102      A-***         3,201,570
                      Revenue Bonds, Newton Memorial Hospital Issue, Series A,
                      7.500%, 7/01/19 (Pre-refunded to 7/01/99)
        25,000      New Jersey Health Care Facilities Financing Authority,                 7/04 at 102        Aaa            28,099
                      Bayonne Hospital Obligated Group, Revenue Bonds, Series 1994,
                      6.250%, 7/01/12 (Pre-refunded to 7/01/04)
       290,000      New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984           No Opt. Call        AAA           340,559
                      Series, 10.375%, 1/01/03
       100,000      The Essex County Improvement Authority (Essex County, New             12/04 at 102        Aaa           116,947
                      Jersey), General Obligation Lease Revenue Bonds, Series 1994
                      (County Jail and Youth House Projects), 6.900%, 12/01/14
                      (Pre-refunded to 12/01/04)
       300,000      The Township of North Bergen (Hudson County, New Jersey),              8/02 at 102        Aaa           334,311
                      Fiscal Year Adjustment General Obligation Bonds, Series 1992,
                      6.500%, 8/15/12 (Pre-refunded to 8/15/02)
        60,000      Puerto Rico Highway and Transportation Authority, Highway          7/02 at 101 1/2        AAA            66,889
                      Revenue Bonds (Series T), 6.625%, 7/01/18 (Pre-refunded
                      to 7/01/02)
     1,875,000      Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/01 at 102        Aaa         2,082,488
                      Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

____
11

     PRINCIPAL                                                                            OPTIONAL CALL                     MARKET
        AMOUNT      DESCRIPTION                                                             PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED - CONTINUED

   $   100,000      University of Medicine and Dentistry of New Jersey, Series E,          12/01 at 102        AA-***    $ 110,162
                      6.500%, 12/01/18 (Pre-refunded to 12/01/01)
       300,000      The Wanaque Borough Sewerage Authority (Passaic County, New            12/02 at 102       Baa1***      341,574
                      Jersey), Sewer Revenue Bonds (Series 1992), 7.000%, 12/01/21
                      (Pre-refunded to 12/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES - 9.9%

     1,000,000      Pollution Control Financing Authority of Camden County                 No Opt. Call            B2    1,006,340
                      (Camden County, New Jersey), Solid Waste Disposal and
                      Resource Recovery System Revenue Bonds, Series 1991 C,
                      7.125%, 12/01/01 (Alternative Minimum Tax)
     2,645,000      Pollution Control Financing Authority of Camden County                 12/01 at 102            B2    2,690,626
                      (Camden County, New Jersey), Solid Waste Disposal and
                      Resource Recovery System Revenue Bonds, Series 1991 D,
                      7.250%, 12/01/10
       790,000      Puerto Rico Electric Power Authority, Power Revenue Bonds,             No Opt. Call          Baa1      936,924
                      Series P, 7.000%, 7/01/07
       200,000      Puerto Rico Electric Power Authority, Power Revenue Bonds,          7/02 at 101 1/2          Baa1      215,390
                      Series R, 6.250%, 7/01/17
                    Puerto Rico Electric Power Authority, Power Revenue Bonds,
                      Series T:
     2,000,000        5.500%, 7/01/20                                                       7/04 at 100          Baa1    2,035,160
       250,000        6.375%, 7/01/24                                                       7/04 at 102          Baa1      277,904
     1,500,000      Puerto Rico Electric Power Authority, Power Revenue Refunding           7/05 at 100          Baa1    1,493,894
                      Bonds, Series Z, 5.250%, 7/01/21
       195,000      The Union County Utilities Authority (New Jersey), Solid                6/02 at 102            BB      195,980
                      Waste System Revenue Bonds, 1991 Series A, 7.100%, 6/15/06
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER - 1.2%

       100,000      New Jersey Economic Development Authority, Water Facilities             6/03 at 102           Aaa      102,150
                      Revenue Refunding Bonds (New Jersey American Water Company
                      Inc.Project), Series 1993, 5.500%, 6/01/23 (Alternative
                      Minimum Tax)
       150,000      New Jersey Economic Development Authority, Water Facilities             3/04 at 102           Aaa      160,454
                      Revenue Refunding Bonds (Hackensack Water Company Project
                      -1994 Series B), 5.900%, 3/01/24 (Alternative Minimum Tax)
       200,000      New Jersey Wastewater Treatment Trust, Wastewater Treatment             4/04 at 102            Aa      223,243
                      Bonds, Series 1994A, 6.500%, 4/01/14
       250,000      The Hoboken-Union City-Weehawken Sewerage Authority (New                8/02 at 102           Aaa      273,310
                      Jersey), Sewer Revenue Bonds (Refunding Series 1992),
                      6.200%, 8/01/19
       200,000      North Jersey District Water Supply Commission of the State of           7/03 at 102           Aaa      216,653
                      New Jersey, Wanaque South Project, Revenue Refunding Bonds,
                      Series 1993, 6.000%, 7/01/21
        75,000      The Wanaque Valley Regional Sewerage Authority (Passaic                 9/03 at 102           Baa       78,226
                      County, New Jersey), Sewer Revenue Bonds (1993 Series A),
                      6.125%, 9/01/22
------------------------------------------------------------------------------------------------------------------------------------
   $80,435,000      Total Investments  (cost $80,464,531)  95.9%                                                        85,648,360
------------------------------------------------------------------------------------------------------------------------------------


____
12

              PORTFOLIO OF INVESTMENTS
              FEBRUARY 28, 1998
              NUVEEN FLAGSHIP NEW JERSEY - CONTINUED

     PRINCIPAL                                                                                                     MARKET
        AMOUNT      DESCRIPTION                                                              RATINGS**              VALUE
-------------------------------------------------------------------------------------------------------------------------
                    TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 3.5%

   $   800,000       New Jersey Economic Development Authority, Industrial Development,            A-1       $    800,000
                       Variable Rate Demand Bonds, 3.300%, 4/01/19+
       800,000       Port Authority of New York and New Jersey, Versatile Structure             VMIG-1            800,000
                       Obligations, Series 6, 3.550%, 12/01/17+ (Alternative
                       Minimum Tax)
     1,500,000       Union County Industrial Pollution Control Financing Authority,               A-1+          1,500,000
                       Pollution Control Revenue Refunding, Exxon Project,
                       Series 1989, Variable Rate Demand Bonds, 3.200%, 10/01/24+
-------------------------------------------------------------------------------------------------------------------------
   $ 3,100,000       Total Temporary Investments - 3.5%                                                         3,100,000
-------------------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 0.6%                                                         565,431
                     ----------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                       $ 89,313,791
                     ====================================================================================================

                    * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard &
                         Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R- Investment is not rated.

                    (WI) Security purchased on a when-issued basis (see note 1).

                    + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

____
13                               See accompanying notes to financial statements.

              PORTFOLIO OF INVESTMENTS
              FEBRUARY 28, 1998
              NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE

     PRINCIPAL                                                                            OPTIONAL CALL                     MARKET
        AMOUNT      DESCRIPTION                                                             PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    CONSUMER CYCLICAL - 2.0%

   $   200,000      New Jersey Economic Development Authority, Economic Development        No Opt. Call          Aa3    $  211,144
                       Refunding Bonds (Burlington Coat Factory Warehouse of New
                       Jersey, Inc. - 1995 Project), 5.400%, 9/01/03
------------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS - 6.5%

       140,000      New Jersey Educational Facilities Authority, Seton Hall University      7/01 at 102           A-       150,731
                       Project Revenue Bonds, 1991 Series, Project D, 6.600%, 7/01/02
       330,000      New Jersey Higher Educational Facilities Authority, Higher             No Opt. Call         BBB+       339,210
                       Educational Facilities Revenue Bonds, Saint Peter's College
                       Issue 1992 Series B, 6.000%, 7/01/99
       100,000      New Jersey Educational Facilities Authority, Stevens Institute of       7/02 at 102           A-       109,720
                       Technology Issue Revenue Bonds, 1992 Series A, 6.400%, 7/01/03
        85,000      Higher Education Assistance Authority (State of New Jersey),            7/02 at 102           A+        89,236
                       Student Loan Revenue Bonds, 1992, Series A, Loan Program, 6.000%,
                       1/01/06
------------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE - 20.2%

       200,000      New Jersey Health Care Facilities Financing Authority, Revenue          7/04 at 102          AAA       218,540
                       Bonds, Newark Beth Israel Medical Center Issue, Series 1994,
                       5.800%, 7/01/07
       100,000      New Jersey Health Care Facilities Financing Authority, Revenue          7/02 at 102          AAA       108,660
                       Bonds, West Jersey Health System, Series 1992, 6.000%, 7/01/07
       250,000      New Jersey Health Care Facilities Financing Authority, Revenue         No Opt. Call          AAA       266,370
                       Bonds, Monmouth Medical Center Issue, Series C, 5.700%, 7/01/02
       250,000      New Jersey Health Care Facilities Financing Authority, Revenue          7/04 at 102          AAA       275,443
                       Bonds, Dover General Hospital and Medical Center Issue, Series
                       1994, 5.900%, 7/01/05
                    New Jersey Health Care Facilities Financing Authority, Revenue and
                    Refunding Bonds, Capital Health System Obligated Group, Series 1997:
       500,000         4.600%, 7/01/03                                                     No Opt. Call            A-      503,385
       485,000         5.125%, 7/01/12                                                      7/08 at 101            A-      479,631
       250,000      New Jersey Health Care Facilities Financing Authority, Bayonne          7/04 at 102          AAA       280,563
                       Hospital Obligated Group, Revenue Bonds, Series 1994, 6.400%,
                       7/01/07
------------------------------------------------------------------------------------------------------------------------------------
                    INDUSTRIAL/OTHER - 13.5%

       250,000      New Jersey Economic Development Authority, District Heating and        12/03 at 102          BBB-      269,375
                       Cooling Revenue Bonds (Trigen-Trenton Project), 1993 Series B,
                       6.100%, 12/01/04
       150,000      New Jersey Economic Development Authority, Electric Energy             No Opt. Call           N/R      153,084
                       Facility Revenue Bonds (Vineland Cogeneration Limited
                       Partnership Project) Series 1992, 6.750%, 6/01/99
       470,000      New Jersey Economic Development Authority, Economic Growth Bonds        6/99 at 102           Aa3      488,325
                       Composite Issue, 1992 Series A Through Series Z, 5.800%, 6/01/01
       480,000      New Jersey Economic Development Authority, Insured Revenue Bonds       No Opt. Call           AAA      512,309
                       (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

____
14

              PORTFOLIO OF INVESTMENTS
              FEBRUARY 28, 1998
              NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE - CONTINUED

     PRINCIPAL                                                                            OPTIONAL CALL                     MARKET
        AMOUNT      DESCRIPTION                                                             PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - 17.3%

    $  100,000      The Board of Education of the City of Atlantic, Atlantic              12/02 at 102           AAA      $  109,852
                       County, New Jersey, School Bonds, Series 1992, 6.000%,
                       12/01/06

       100,000      County of Camden, New Jersey, General Obligation Refunding            No Opt. Call           AAA         105,656
                       Bonds, Series 1992, 5.500%, 6/01/02

       275,000      Government of Guam, General Obligation Bonds, Series 1993A, 4.900%,   11/03 at 102           BBB         279,067
                       11/15/04

       200,000      Government of Guam, General Obligation Bonds, Series 1993A,
                       5.150%, 11/15/07                                                   11/03 at 102           BBB         205,104

       400,000      Jersey City General Obligation, 6.500%, 2/15/02                       No Opt. Call            AA         435,420

       100,000      The Monmouth County Improvement Authority (Monmouth                    7/02 at 102           AA+         109,057
                       County, New Jersey), Revenue Bonds, Series 1992 (Howell
                       Township Board of Education Project), 6.000%, 7/01/03

       100,000      Township of Montclair in the  County of Essex,                     3/00 at 101 1/2           AAA         104,237
                       New Jersey, General Obligation Bonds, School Bonds,
                       5.800%, 3/01/06

       200,000      State of New Jersey, General Obligation Refunding Bonds               No Opt. Call           AA+         162,696
                       (Series D), 0.000%, 2/15/03

       185,000      The Board of Education of the City of Perth Amboy in the County       No Opt. Call           AAA         205,317
                       of Middlesex, New Jersey, School Bonds, 6.200%, 8/01/04

       100,000      The Township of Woodbridge in the County of Middlesex, State of        8/02 at 102            A1         109,226
                       New Jersey, Fiscal Year Adjustment Bonds, Series 1992, 6.150%,
                       8/15/06
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED - 23.1%

       250,000      The City of Atlantic, New Jersey Municipal Utilities Authority,        5/02 at 102            A-         262,998
                       Water System, Revenue Refunding Bonds, Series 1993, 5.650%,
                       5/01/07

       320,000      The Essex County Improvement Authority (Essex County, New              4/04 at 102          BBB+         347,174
                       Jersey), City of Newark General Obligation Lease Revenue
                       Bonds, Series 1994, 6.350%, 4/01/07

       250,000      Mercer County Improvement Authority, Solid Waste, 0.000%,              No Opt. Call           Aa         193,478
                       4/01/04

       300,000      Middlesex County Utilities Authority (in the County                    12/07 at 101          AAA         303,708
                       of Middlesex, New Jersey), Sewer Revenue Refunding Bonds,
                       Series 1997A, 5.000%, 12/01/12

       550,000      Monmouth County Improvement Authority, Governmental Loan               12/08 at 101          AAA         560,252
                       Revenue Bonds, Series 1993, 5.000%, 12/01/11

       300,000      New Jersey Economic Development Authority, Market Transition           No Opt. Call          AAA         344,001
                       Facility Senior Lien Revenue Bonds, Series 1994A, 7.000%,
                       7/01/04

       100,000      New Jersey Sports and Exposition Authority, Convention Center          7/02 at 102           AAA         108,660
                       Luxury Tax Bonds, 1992 Series A, 6.000%, 7/01/07

       300,000      The Ocean County Utilities Authority (New Jersey),                     1/07 at 102           Aa2         310,917
                       Wastewater Revenue Bonds, Refunding Series 1997,
                       5.000%, 1/01/09
------------------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION - 6.3%

       330,000      Parking Authority of the City of Hoboken, County of                    No Opt. Call          Baa1        341,458
                       Hudson, New Jersey, Parking General Revenue Refunding
                       Bonds, Series 1992A, 5.850%, 3/01/00

       200,000      The Port Authority of New York and New Jersey Consolidated Bonds,      7/04 at 101            AA-        214,324
                       Ninety-Fifty Series, 5.500%, 7/15/05

       100,000      South Jersey Transportation Authority, Transportation System          11/02 at 102            AAA        108,347
                       Revenue Bonds, 1992 Series B (Tax Exempt), 5.900%, 11/01/06

____
15

     PRINCIPAL                                                                            OPTIONAL CALL                     MARKET
        AMOUNT      DESCRIPTION                                                             PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES - 5.8%

  $    300,000      The Port Authority of New York and New Jersey, Special                 No Opt. Call          N/R   $    341,634

                       Project Bonds, Series 4, KIAC Partners Project, 7.000%,
                       10/01/07
       250,000      Puerto Rico Electric Power Authority, Power Revenue Refunding          No Opt. Call         BBB+        264,515
                       Bonds, Series Q, 5.900%, 7/01/01
------------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER - 1.0%

       100,000      North Jersey District Water Supply Commission of the State of New      7/03 at 102          AAA         108,458
                       Jersey, Wanaque South Project, Revenue Refunding Bonds,
                       Series 1993, 5.700%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------------
  $  9,650,000      Total Investments - (cost $9,578,879)- 95.7%                                                         10,091,282
------------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 4.3%                                                                    456,972
                    ----------------------------------------------------------------------------------------------------------------
                    Net Assets  100%                                                                                   $ 10,548,254
                    ================================================================================================================

                    *     Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    **    Ratings (not covered by the report of independent public accountants): Using the higher of Standard &
                          Poor's or Moody's rating.

                    N/R - Investment is not rated.

____
16                              See accompanying notes to financial statements.

STATEMENT OF NET ASSETS

FEBRUARY 28, 1998

                                                                                                         NUVEEN      NUVEEN FLAGSHIP
                                                                                                       FLAGSHIP           NEW JERSEY
                                                                                                     NEW JERSEY         INTERMEDIATE
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                                       $85,648,360          $10,091,282
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                                         3,100,000                   --
Cash                                                                                                     98,018              376,660
Receivables:
  Fund manager (note 6)                                                                                   2,355                1,528
  Interest                                                                                            1,260,234              127,630
  Shares sold                                                                                           711,636                   --
Other assets                                                                                              1,293                  412
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                    90,821,896           10,597,512
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
  Investments purchased                                                                                 982,789                   --
  Shares redeemed                                                                                       277,692                   --
Accrued expenses:
12b-1 distribution and service fees (notes 1 and 6)                                                      10,164                1,691
  Other                                                                                                     523               28,331
Dividends payable                                                                                       236,937               19,236
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                1,508,105               49,258
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                 $89,313,791          $10,548,254
====================================================================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                                          $35,781,610          $ 9,369,439
Shares outstanding                                                                                    3,372,763              892,572
Net asset value and redemption price per share                                                      $     10.61          $     10.50
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% and 3.00%, respectively,
  of offering price)                                                                                $     11.08          $     10.82
====================================================================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                                          $ 2,981,475          $       N/A
Shares outstanding                                                                                      280,980                  N/A
Net asset value, offering and redemption price per share                                            $     10.61          $       N/A
====================================================================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                                          $ 5,733,240          $   980,413
Shares outstanding                                                                                      541,173               93,182
Net asset value, offering and redemption price per share                                            $     10.59          $     10.52
====================================================================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                                          $44,817,466          $   198,402
Shares outstanding                                                                                    4,220,367               18,885
Net asset value, offering and redemption price per share                                            $     10.62          $     10.51
====================================================================================================================================
N/A  Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares.

____
17                               See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
TEAR ENDED FEBRUARY 28, 1998

                                                                                                         NUVEEN      NUVEEN FLAGSHIP
                                                                                                       FLAGSHIP           NEW JERSEY
                                                                                                     NEW JERSEY         INTERMEDIATE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                                                  $4,767,676            $436,628
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees (note 6)                                                                                442,250              43,869
12b-1 service fees  Class A (notes 1 and 6)                                                              62,042              15,264
12b-1 distribution and service fees  Class B (notes 1 and 6)                                             13,006                 N/A
12b-1 distribution and service fees  Class C (notes 1 and 6)                                             32,738               1,522
Shareholders' servicing agent fees and expenses                                                          80,512               5,130
Custodian's fees and expenses                                                                            51,842              27,967
Trustees' fees and expenses (note 6)                                                                      2,071                 869
Professional fees                                                                                        21,995              14,813
Shareholders' reports  printing and mailing expenses                                                     39,028               5,315
Federal and state registration fees                                                                       6,302                 843
Organizational expenses (note 1)                                                                             --               6,856
Other expenses                                                                                            5,160                 823
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                             756,946             123,271
  Expense reimbursement (note 6)                                                                       (325,469)            (71,152)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                            431,477              52,119
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 4,336,199             384,509
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions (notes 1 and 4)                                  (222,985)              3,620
Net change in unrealized appreciation or depreciation
  of investments                                                                                      2,933,349             150,409
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                             2,710,364             154,029
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                           $7,046,563            $538,538
====================================================================================================================================
N/A--Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares.

____
18                               See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       NUVEEN FLAGSHIP                       NUVEEN
                                                                                         NEW JERSEY                      NEW JERSEY*
                                                                                ----------------------------------------------------
                                                                                  YEAR ENDED    ONE MONTH ENDED          YEAR ENDED
                                                                                     2/28/98            2/28/97             1/31/97
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                           $  4,336,199        $   337,937         $ 3,029,152
Net realized gain (loss) from investment transactions (notes 1 and 4)               (222,985)                --             (98,679)
Net change in unrealized appreciation or depreciation of investments               2,933,349            328,719            (891,352)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         7,046,563            666,656           2,039,121
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                                         (1,643,900)          (125,569)           (704,372)
  Class B                                                                            (60,466)               (49)                N/A
  Class C                                                                           (207,627)           (10,843)            (82,289)
  Class R                                                                         (2,422,933)          (200,899)         (2,250,619)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (4,334,926)          (337,360)         (3,037,280)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from shares issued in the reorganization of
  Nuveen New Jersey (note 1)                                                              --         62,588,085                  --
Net proceeds from shares issued in the reorganization of
  Flagship New Jersey (note 1)                                                            --         10,797,401                  --
Net proceeds from sale of shares                                                  20,831,468            859,670          14,264,870
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                                 2,802,902                 --           2,264,231
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  23,634,370         74,245,156          16,529,101
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                          (10,348,638)        (1,308,030)         (7,972,757)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                13,285,732         72,937,126           8,556,344
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                             15,997,369         73,266,422           7,558,185
Net assets at the beginning of year                                               73,316,422             50,000          55,029,900
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                   $ 89,313,791        $73,316,422         $62,588,085
====================================================================================================================================
Balance of undistributed net investment income at end of year                   $      1,850        $       577         $        --
====================================================================================================================================

* Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note
     1).

N/A  Nuveen New Jersey was not authorized to issue Class B Shares.

____
19                               See accompanying notes to financial statements.

                                                                                                                           FLAGSHIP
                                                                                       NUVEEN FLAGSHIP                   NEW JERSEY
                                                                                   NEW JERSEY INTERMEDIATE             INTERMEDIATE
                                                                                ----------------------------------------------------
                                                                                  YEAR ENDED  NINE MONTHS ENDED          YEAR ENDED
                                                                                     2/28/98            2/28/97*            5/31/97
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                           $    384,509        $   280,866         $   447,320
Net realized gain (loss) from investment transactions (notes 1 and 4)                  3,620             35,472              12,478
Net change in unrealized appreciation or depreciation of investments                 150,409             90,246             (98,145)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           538,538            406,584             361,653
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                                           (369,157)          (282,787)           (446,648)
  Class B                                                                                N/A                N/A                 N/A
  Class C                                                                             (8,122)                --                 N/A
  Class R                                                                             (7,005)                --                 N/A
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                           (384,284)          (282,787)           (446,648)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                                   4,229,931            300,959           1,086,130
Net proceeds from share issued to shareholders due
  to reinvestment of distributions                                                   229,957            174,134             265,262
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   4,459,888            475,093           1,351,392
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                           (1,076,806)        (1,905,553)         (2,165,321)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                 3,383,082         (1,430,460)           (813,929)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                              3,537,336         (1,306,663)           (898,924)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the beginning of year                                                7,010,918          8,317,581           9,216,505
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                    $10,548,254        $ 7,010,918         $ 8,317,581
====================================================================================================================================
Balance of undistributed net investment income at end of year                    $      258         $        33         $     1,954
====================================================================================================================================

* Information represents eight months of Flagship New Jersey Intermediate and one month of Nuveen Flagship New Jersey Intermediate (see note 1).

N/A - Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1) did not issue Class C Shares and was not authorized to issue Class R Shares.

____
20                               See accompanying notes to financial statements.

               NOTES TO FINANCIAL STATEMENTS
               FEBRUARY 28, 1998


               1.   GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Jersey Municipal Bond Fund and the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Nuveen New Jersey Tax-Free Value Fund ("Nuveen New Jersey") and Flagship New Jersey Double Tax Exempt Fund ("Flagship New Jersey") reorganized into Nuveen Flagship New Jersey Municipal Bond Fund ("Nuveen Flagship New Jersey"). Flagship New Jersey Intermediate Tax Exempt Fund ("Flagship New Jersey Intermediate") was reorganized into the Trust and renamed Nuveen Flagship New Jersey Intermediate Municipal Bond Fund ("Nuveen Flagship New Jersey Intermediate"). Prior to these reorganizations, Nuveen New Jersey was a series of the Nuveen Multistate Tax-Free Trust while Flagship New Jersey and Flagship New Jersey Intermediate were each a sub-trust of the Flagship Tax Exempt Funds Trust. Nuveen New Jersey had a January 31 fiscal year end and Flagship New Jersey had a May 31 fiscal year end prior to being reorganized into Nuveen Flagship New Jersey which has a February 28 fiscal year end. Flagship New Jersey Intermediate had a May 31 fiscal year end prior to being reorganized into the Trust and now has a February 28 fiscal year end.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

               Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

               Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, Nuveen Flagship New Jersey had an outstanding when-issued purchase commitment of $982,789. Nuveen Flagship New Jersey Intermediate had no such outstanding purchase commitments.

               Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

               Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or credited to shareholders accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

               _____

               Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended February 28, 1998, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

               Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. Nuveen Flagship New Jersey also offers Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

               Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1998.

               Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

               Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

               Organizational Expenses

The organizational expenses incurred on behalf of Nuveen Flagship New Jersey Intermediate (approximately $32,200) will be reimbursed to the Adviser on a straight-line basis over a period of three years beginning June 1, 1996. As of February 28, 1998, $14,876 has been reimbursed.

               _____

               NOTES TO FINANCIAL STATEMENTS  CONTINUED
               FEBRUARY 28, 1998


               2.   FUND SHARES

Transactions in Fund shares were as follows:

                                                              NUVEEN FLAGSHIP NEW JERSEY                      NUVEEN NEW JERSEY*
                                                  ----------------------------------------------------------------------------------
                                                       YEAR ENDED 2/28/98        ONE MONTH ENDED 2/28/97       YEAR ENDED 1/31/97
                                                  ----------------------------------------------------------------------------------
                                                     SHARES          AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization
of Nuveen New Jersey:
  Class A                                               --    $         --     1,671,230   $17,071,934          --   $        --
  Class B                                               --              --            --            --         N/A           N/A
  Class C                                               --              --       255,888     2,610,879          --            --
  Class R                                               --              --     4,195,136    42,905,272          --            --
Shares issued in the reorganization of
Flagship New Jersey:
  Class A                                               --              --     1,056,994    10,797,401          --            --
  Class B                                               --              --            --            --         N/A           N/A
  Class C                                               --              --            --            --          --            --
  Class R                                               --              --            --            --          --            --
Shares sold:
  Class A                                        1,075,954      11,229,962        39,089       402,796     798,711     8,132,760
  Class B                                          272,258       2,840,031         6,006        61,899         N/A           N/A
  Class C                                          312,192       3,236,991         8,563        88,093     182,286     1,861,710
  Class R                                          338,039       3,524,484        29,727       306,882     418,474     4,270,400
Shares issued to shareholders due to
reinvestment of distributions:
  Class A                                           91,399         950,346            --            --      49,041       499,709
  Class B                                            1,672          17,562            --            --         N/A           N/A
  Class C                                           12,365         128,765            --            --       4,353        44,287
  Class R                                          164,047       1,706,229            --            --     168,605     1,720,235
------------------------------------------------------------------------------------------------------------------------------------
                                                 2,267,926      23,634,370     7,262,633    74,245,156   1,621,470    16,529,101
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (511,590)     (5,328,382)      (51,537)     (530,506)   (201,249)   (2,042,963)
  Class B                                             (180)         (1,846)           --            --         N/A           N/A
  Class C                                          (47,998)       (501,403)       (1,062)      (10,935)    (33,320)     (335,344)
  Class R                                         (433,419)     (4,517,007)      (74,385)     (766,589)   (550,089)   (5,594,450)
------------------------------------------------------------------------------------------------------------------------------------
                                                  (993,187)    (10,348,638)     (126,984)   (1,308,030)   (784,658)   (7,972,757)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                     1,274,739    $ 13,285,732     7,135,649   $72,937,126     836,812   $ 8,556,344
====================================================================================================================================

* Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note
     1).

N/A  Nuveen New Jersey was not authorized to issue Class B Shares.

               _____

                                                                                                                   FLAGSHIP NEW
                                                             NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE           JERSEY INTERMEDIATE
                                                     -------------------------------------------------------------------------------
                                                         YEAR ENDED 2/28/98       NINE MONTHS ENDED 2/28/97*     YEAR ENDED 5/31/96
                                                     -------------------------------------------------------------------------------
                                                         SHARES        AMOUNT        SHARES          AMOUNT     SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              294,336   $ 3,066,576        29,384     $   300,959    105,150   $ 1,086,130
  Class B                                                  N/A           N/A           N/A             N/A        N/A           N/A
  Class C                                               92,688       970,924            --              --        N/A           N/A
  Class R                                               18,865       192,431            --              --        N/A           N/A
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               21,672       224,545        17,041         174,134     25,702       265,262
  Class B                                                  N/A           N/A           N/A             N/A        N/A           N/A
  Class C                                                  494         5,171            --              --        N/A           N/A
  Class R                                                   23           241            --              --        N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                       428,078     4,459,888        46,425         475,093    130,852     1,351,392
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (104,138)   (1,076,777)     (185,962)     (1,905,553)  (209,872)   (2,165,321)
  Class B                                                  N/A           N/A           N/A             N/A        N/A           N/A
  Class C                                                   --            --            --              --        N/A           N/A
  Class R                                                   (3)          (29)           --              --        N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                      (104,141)   (1,076,806)     (185,962)     (1,905,553)  (209,872)   (2,165,321)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                323,937   $ 3,383,082      (139,537)    $(1,430,460)   (79,020)  $  (813,929)
====================================================================================================================================

* Information represents eight months of Flagship New Jersey Intermediate and one month of Nuveen Flagship New Jersey Intermediate (note 1).

N/A Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1) did not issue Class C Shares and was not authorized to issue Class R Shares.

               3.   DISTRIBUTIONS TO SHAREHOLDERS

On March 9, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1998, to shareholders of record on March 9, 1998, as follows:

                                                                                         NUVEEN FLAGSHIP             NUVEEN FLAGSHIP
                                                                                              NEW JERSEY     NEW JERSEY INTERMEDIATE
              ----------------------------------------------------------------------------------------------------------------------
              Dividend per share:
                  Class A                                                                            $.0450                   $.0415
                  Class B                                                                             .0385                      N/A
                  Class C                                                                             .0405                    .0370
                  Class R                                                                             .0470                    .0435
              ======================================================================================================================

              N/A Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares.

               _____

               NOTES TO FINANCIAL STATEMENTS  CONTINUED
               FEBRUARY 28, 1998


               4.   SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1998, were as follows:

                                                      NUVEEN FLAGSHIP           NUVEEN FLAGSHIP
                                                           NEW JERSEY   NEW JERSEY INTERMEDIATE
              ---------------------------------------------------------------------------------
              Purchases:
               Investments in municipal securities        $23,644,603               $3,463,483
               Temporary municipal investments             17,600,000                1,300,000
              Sales:
               Investments in municipal securities         11,686,079                  740,694
               Temporary municipal investments             16,100,000                1,300,000
              =================================================================================

At February 28, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1998, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                       NUVEEN FLAGSHIP             NUVEEN FLAGSHIP
                                                            NEW JERSEY     NEW JERSEY INTERMEDIATE
              -----------------------------------------------------------------------------------
              Expiration year:
               2002                                           $170,409                   $     --
               2003                                            424,626                    195,063
               2004                                            116,050                         --
               2006                                            216,928                         --
              -----------------------------------------------------------------------------------
              Total                                           $928,013                   $195,063
              ===================================================================================

               5.   UNREALIZED APPRECIATION (DEPRECIATION)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1998, were as follows:

                                             NUVEEN FLAGSHIP           NUVEEN FLAGSHIP
                                                  NEW JERSEY   NEW JERSEY INTERMEDIATE
              ------------------------------------------------------------------------
              Gross unrealized:
               appreciation                       $5,354,741                  $519,365
               depreciation                         (170,912)                   (6,962)
              ------------------------------------------------------------------------
              Net unrealized appreciation         $5,183,829                  $512,403
              ========================================================================

               _____

               6.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

              AVERAGE DAILY NET ASSET VALUE      MANAGEMENT FEE
              -------------------------------------------------
              For the first $125 million            .5500 of 1%
              For the next $125 million             .5375 of 1
              For the next $250 million             .5250 of 1
              For the next $500 million             .5125 of 1
              For the next $1 billion               .5000 of 1
              For net assets over $2 billion        .4750 of 1
              =================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $242,400 and $16,700 for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively, of which approximately $209,700 and $13,200, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1998, the Distributor compensated authorized dealers directly with approximately $154,700 and $31,900 in commission advances at the time of purchase for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for Nuveen Flagship New Jersey during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares for Nuveen Flagship New Jersey, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. For the fiscal year ended February 28, 1998, the Distributor retained approximately $36,100 and $1,500 in such 12b-1 fees for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $400 of CDSC on share redemptions for Nuveen Flagship New Jersey during the fiscal year ended February 28, 1998.

               7.   COMPOSITION OF NET ASSETS

At February 28, 1998, the Funds had an unlimited number of $.01 par value per shares authorized. Net assets consisted of:

                                                                                   NUVEEN FLAGSHIP           NUVEEN FLAGSHIP
                                                                                        NEW JERSEY   NEW JERSEY INTERMEDIATE
              --------------------------------------------------------------------------------------------------------------
              Capital paid-in                                                          $85,067,176               $10,230,656
              Balance of undistributed net investment income                                 1,850                       258
              Accumulated net realized gain (loss) from investment transactions           (939,064)                 (195,063)
              Net unrealized appreciation of investments                                 5,183,829                   512,403
              --------------------------------------------------------------------------------------------------------------
              Net assets                                                               $89,313,791               $10,548,254
              ==============================================================================================================

               _____

              FINANCIAL HIGHLIGHTS

              Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION)                               OPERATING PERFORMANCE              LESS DISTRIBUTIONS
                                              -------------------------         ------------------------

                                                                    NET
NUVEEN FLAGSHIP NEW JERSEY          NET                    REALIZED AND      DIVIDENDS                            NET         TOTAL
                                  ASSET                      UNREALIZED      FROM TAX-                          ASSET        RETURN
                                  VALUE             NET     GAIN (LOSS)     EXEMPT NET     DISTRIBUTIONS        VALUE        ON NET
YEAR ENDED                    BEGINNING      INVESTMENT            FROM     INVESTMENT      FROM CAPITAL       END OF         ASSET
FEBRUARY 28/29,               OF PERIOD      INCOME (A)     INVESTMENTS         INCOME             GAINS       PERIOD     VALUE (B)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)**
 1998                            $10.26            $.55           $ .36         $(.56)             $  --       $10.61          9.06%
 1997 (c)                         10.22             .05             .04          (.05)                --        10.26           .85
 1997 (d)                         10.40             .48            (.15)         (.51)                --        10.22          3.31
 1996 (d)                          9.73             .51             .69          (.53)                --        10.40         12.63
 1995 (e)                         10.03             .21            (.21)         (.21)              (.09)        9.73           .02

CLASS B (2/97)
 1998                             10.26             .48             .35          (.48)                --        10.61          8.25
 1997 (c)                         10.22             .05             .03          (.04)                --        10.26           .78

CLASS C (9/94)**
 1998                             10.25             .50             .34          (.50)                --        10.59          8.40
 1997 (c)                         10.20             .04             .05          (.04)                --        10.25           .90
 1997 (d)                         10.38             .41            (.16)         (.43)                --        10.20          2.53
 1996 (d)                          9.71             .44             .68          (.45)                --        10.38         11.80
 1995 (e)                          9.77             .16            (.05)         (.17)                --         9.71          1.16

CLASS R (12/91)**
 1998                             10.27             .58             .35          (.58)                --        10.62          9.29
 1997 (c)                         10.23             .05             .04          (.05)                --        10.27           .86
 1997 (d)                         10.41             .49            (.14)         (.53)                --        10.23          3.55
 1996 (d)                          9.74             .55             .68          (.56)                --        10.41         12.88
 1995 (d)                         10.71             .52            (.88)         (.52)              (.09)        9.74         (3.27)
 1994 (d)                          9.96             .51             .81          (.51)              (.06)       10.71         13.60
 1993 (d)                          9.53             .45             .42          (.44)                --         9.96          9.36
 1992 (e)                          9.53              --              --            --                 --         9.53            --
------------------------------------------------------------------------------------------------------------------------------------

              *  Annualized
             ** Information included prior to the one month ended February 28, 1997, reflects the financial highlights of Nuveen New Jersey.
             (a) After waiver of certain management fees or reimbursement of expenses, if any, by Nuveen Advisory.
             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.
             (c) For the one month ended February 28.
             (d) For the fiscal year ended January 31.
             (e) From commencement of class operations as noted through January
                 31.

              ____
              27

                                  RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
                                        RATIO                              RATIO
                                       OF NET                             OF NET
                     RATIO OF      INVESTMENT           RATIO OF      INVESTMENT
                     EXPENSES       INCOME TO           EXPENSES       INCOME TO
                   TO AVERAGE         AVERAGE         TO AVERAGE         AVERAGE
    NET ASSETS     NET ASSETS      NET ASSETS         NET ASSETS      NET ASSETS
        END OF         BEFORE          BEFORE              AFTER           AFTER     PORTFOLIO
        PERIOD     REIMBURSE-      REIMBURSE-         REIMBURSE-      REIMBURSE-      TURNOVER
(IN THOUSANDS)           MENT            MENT           MENT (A)        MENT (A)          RATE
-------------------------------------------------------------------------------------------------

      $35,782           1.01%            4.92%               .60%           5.33%           16%
       27,879           1.01*            5.43*               .55*           5.89*           --
       17,072           1.13             4.85               1.00            4.98            10
       10,661           1.25             4.85               1.00            5.10            39
        2,741           1.31*            5.03*              1.00*           5.34*           32


        2,981           1.77             4.16               1.36            4.57            16
           74           1.77*            5.71*              1.27*           6.21*           --


        5,733           1.56             4.37               1.16            4.77            16
        2,712           1.56*            4.89*              1.10*           5.35*           --
        2,611           1.88             4.09               1.75            4.22            10
        1,065           1.96             4.16               1.75            4.37            39
          464           2.00*            4.37*              1.75*           4.62*           32


       44,817            .81             5.12                .40            5.53            16
       42,651            .81*            5.63*               .35*           6.09*           --
       42,905            .89             5.10                .75            5.24            10
       43,304            .98             5.20                .75            5.43            39
       39,582            .89             5.18                .75            5.32            32
       36,462            .98             4.61                .75            4.84            52
       16,208           1.43*            4.28*               .75*           4.96*            9
           15             --               --                 --              --            --
-------------------------------------------------------------------------------------------------


         ____
           28

              Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                           OPERATING PERFORMANCE                LESS DISTRIBUTIONS
                                               -------------------------            ----------------------

NUVEEN FLAGSHIP                                                      NET
NEW JERSEY INTERMEDIATE              NET                    REALIZED AND        DIVIDENDS                          NET       TOTAL
                                   ASSET                      UNREALIZED        FROM TAX-                        ASSET      RETURN
                                   VALUE            NET      GAIN (LOSS)       EXEMPT NET    DISTRIBUTIONS       VALUE      ON NET
YEAR ENDED                     BEGINNING     INVESTMENT             FROM       INVESTMENT     FROM CAPITAL      END OF       ASSET
FEBRUARY 28/29,                OF PERIOD     INCOME (A)      INVESTMENTS           INCOME            GAINS      PERIOD   VALUE (B)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (9/92)**
 1998                             $10.30           $.50            $ .20           $(.50)        $      --      $10.50        7.00%
 1997 (c)                          10.14            .38              .16            (.38)               --       10.30        5.41
 1996 (d)                          10.25            .51             (.11)           (.51)               --       10.14        3.89
 1995 (d)                          10.04            .50              .22            (.51)               --       10.25        7.42
 1994 (d)                          10.15            .53             (.10)           (.52)             (.02)***   10.04        4.27
 1993 (e)                           9.70            .34              .45            (.34)               --       10.15       11.07*

CLASS C (3/97)
 1998 (f)                          10.28            .45              .24            (.45)               --       10.52        6.84

CLASS R (3/97)
 1998 (f)                          10.28            .52              .24            (.53)               --       10.51        7.55
------------------------------------------------------------------------------------------------------------------------------------

              *  Annualized.
             ** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship New Jersey Intermediate.
            *** The amount shown reflects a distribution in excess of capital gains.
            (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
            (b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
            (c)  For the nine months ended February 28.
            (d)  For the fiscal year ended May 31.
            (e)  From commencement of operations as noted through May 31.
            (f)  From commencement of class operations as noted.

             ____

                                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
                                         RATIO                            RATIO
                                       OF NET                            OF NET
                     RATIO OF       INVESTMENT         RATIO OF      INVESTMENT
                     EXPENSES        INCOME TO         EXPENSES       INCOME TO
                   TO AVERAGE          AVERAGE       TO AVERAGE         AVERAGE
     NET ASSETS    NET ASSETS       NET ASSETS       NET ASSETS      NET ASSETS
         END OF        BEFORE           BEFORE            AFTER           AFTER     PORTFOLIO
         PERIOD    REIMBURSE-       REIMBURSE-       REIMBURSE-      REIMBURSE-      TURNOVER
 (IN THOUSANDS)          MENT             MENT         MENT (A)        MENT (A)          RATE
------------------------------------------------------------------------------------------------

         $9,369          1.54%            3.93%             .64%           4.83%            9%
          7,011          1.93*            3.69*             .68*           4.94*           11
          8,318          1.71             3.79              .60            4.90            17
          9,217          1.81             3.92              .69            5.04            35
          9,321          1.81             3.45              .16            5.10            27
          5,649          2.70*            2.54*             .40*           4.84*           29


            980          2.03*            3.45*            1.19*           4.29*            9


            198          1.33*            4.12*             .46*           4.99*            9
------------------------------------------------------------------------------------------------


           ____

SERVING INVESTORS FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.







Nuveen
our second century 1898/1998
helping investors sustain the wealth of a lifetime./TM/

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

NUVEEN
Municipal Bond Funds


February 28, 1998

Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.

                             [PHOTO APPEARS HERE]

New York

New York
Insured

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

Over the past 12 months, the Nuveen New York Municipal Bond Funds have performed well, rewarding investors with dependable tax-free income and attractive returns. As of February 28, 1998, shareholders in the Nuveen Flagship New York Municipal Bond Fund's Class A shares were receiving an annualized tax-free current yield on net asset value of 4.58%, while investors in the Nuveen New York Insured Municipal Bond Fund's Class A shares were receiving 3.73% annually. To match these yields on an after-tax basis, investors in the combined 35.7% federal and New York state income tax bracket would have had to earn 7.12% and 5.80%, respectively, from comparable taxable investments. For shareholders in higher tax brackets, these tax-adjusted yields are even more attractive.

For the year ended February 28, 1998, the uninsured fund provided Class A shareholders with a total return on net asset value of 9.84%. The insured fund provided Class A shareholders with an annual total return of 7.76%. You will find additional details on the individual performance of each fund on pages 3-6.

Municipal Market Review

The bond market enjoyed a period of solid performance over the past year, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate tightening in March 1997, also contributed to the positive environment for bonds.

Between the end of February 1997 and February 1998, the yield on 30-year Treasury bonds dropped from 6.80% to 5.92%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.76% to 5.24%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury bond yields, combined with municipal's comparatively low volatility and dependable tax-free income, continue to make these bonds an attractive investment opportunity for investors in higher tax brackets.

Meeting Investor Needs

The stable income stream and quality portfolios detailed on the following pages demonstrate that these municipal bond funds have continued to achieve their investment objectives. In today's market environment, many investors are seeking conservatively managed investments that strike the proper balance between reward and risk in their portfolios. With their focus on attractive tax-free income and competitive after-tax total returns, Nuveen's municipal bond funds can be ideal for the tax-sensitive investor who wants to build and sustain long-term financial security.

Building Better Portfolios

Nuveen's broad array of insured and traditional municipal bond funds provide a variety of choices so that investors can select the risk level appropriate to their individual needs. Our municipal bond funds can also be combined with other Nuveen investments, creating the foundation for a well-balanced investment portfolio that offers risk resistance as well as tax efficiency.

As you review the performance of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions that withstand the test of time. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. These include the Nuveen Growth and Income Stock Fund, our two balanced funds, which seek capital appreciation and stability through a blend of equities and Treasury securities or municipal bonds, and the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


April 15, 1998

Nuveen New York Municipal Bond Funds
Portfolio Manager's Comments

Portfolio manager Dan Solender discusses the performance of the New York Municipal Bond Funds, the New York municipal market, and key investment strategies.


Performance Review
Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. New issue and refunding activity took off, totaling $220 billion nationally in 1997--the third largest volume ever. This pace continued into the beginning of 1998. In New York, supply was particularly heavy as many large issuers such as New York City took advantage of low rates to refund outstanding bonds.

This environment--with an abundant supply of bonds from a wide range of issuers--created many opportunities for the funds. We selectively purchased new issues and monitored the secondary market for investments arising as other investors sold bonds to pay for their new issue purchases. Investment strategies included extending duration, increasing call protection when the cost was minimal and for the uninsured fund, taking advantage of opportunities when credit spreads temporarily widened. Sectors that were particularly attractive at times during the year were state agency lease obligations and federally enhanced healthcare bonds.

The composition of the uninsured fund changed somewhat during the year. Credit quality improved as our exposure to BBB-rated bonds decreased from 45% to 35%. The reasons were twofold: First, credit spreads (the incremental yield for purchasing bonds rated lower than AAA) narrowed, leading to fewer attractive BBB investment opportunities. And second, New York City and some New York State agency bonds were upgraded from the BBB category to A. As a result, the weighting in A-rated bonds rose from 12% to 20%. At the end of the year the sectors with the highest weightings in the uninsured fund were tax obligations and healthcare bonds. In the insured fund, the heaviest weightings were in U.S. guaranteed securities and healthcare bonds.


Nuveen Flagship New York
Municipal Bond Fund
The annual total return on net asset value for Class A shares of the fund was 9.84% for the period ended February 28, 1998. This return is equivalent to a return of 12.92% for shareholders in the combined 35.7% federal and state tax bracket. This return matches the annual return for the Lehman Brothers New York Municipal Bond Index.

The fund's strong performance can be attributed to its heavy weighting in New York State Agency and New York City bonds, which benefited from both the tightening of credit spreads and their rating upgrades during the year. Also, several of the fund's holding were refunded during the year leading to increases in the prices of those bonds.

Nuveen New York Insured
Municipal Bond Fund
The Nuveen New York Insured Municipal Bond Fund posted a total return of 7.76% on net asset value for the period, besting the Lipper peer group average of 7.71%. During the same period, the Lehman Brothers New York Insured Municipal Bond Index,

"Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds."


which does not incur operating expenses or transaction costs, reported a 9.31% total return.

Certain types of bonds performed well for the fund during the year, including some discount bonds which perform well as rates decrease, and bonds with sinking funds which were purchased at attractive prices. Also, as with the uninsured fund, this fund held several bonds which were refunded during the year. Still, its duration was somewhat on the short side, reducing the volatility of share prices but also limiting total return as rates fell.


New York Market Recap
The past twelve months have been a great stretch for New York. Both the city and the state economies performed exceedingly well creating budget surpluses. Additionally, both attained rating upgrades and strong market acceptance for their new issues. One new issuer, New York City's Transitional Finance Authority, which was created during 1997 as the city was close to reaching the debt limit for its general obligation bonds, brought bonds to market twice and helped the city to borrow at exceptionally low rates. Many other issuers, including state agencies, universities and local municipalities, also refunded outstanding bonds throughout the year. Overall new issue supply in New York was extremely heavy during 1997 totaling $28 billion, which was 31 percent higher than 1996. Through the first months of 1998, the strong pace has continued. Looking forward to the rest of 1998, the New York market will continue to garner a lot of attention. Of particular interest will be the new issues of the Long Island Power Authority. This entity is being created to address the continuing deregulation of the utility industry and as a response to high-cost utility generators. The amount of its new issues is expected to be in excess of $7 billion and is anticipated to occur during the spring. Also, if interest rates continue to remain low, we should see more outstanding bonds being refunded as issuers reach thresholds at which the savings are large enough to justify the transaction costs.

Investment Strategies

Although the current low interest rate environment makes portfolio management more challenging, we will find value as we continue to monitor the market. In the current market this means watching for supply and demand imbalances as new issues are brought to the market, looking for bonds in the BBB or non-rated categories when we are adequately compensated for the credit risk, and purchasing bond structures that will provide not only yield but also superior total return potential.

One sector we currently find attractive is health care, which must be approached through selective purchases since it is still going through major changes. We will also look to some of the smaller new issues that can often provide attractive investments with lesser market attention.

Nuveen Flagship New York Municipal Bond Fund


Performance Overview
As of February 28, 1998


5

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------
Share Class                               A                B        C          R
--------------------------------------------------------------------------------
Inception Date                         9/94             2/97     9/94      12/86
--------------------------------------------------------------------------------
Net Asset Value                      $10.97      $10.98      $11.01       $11.00
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                                  $248,724
--------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                          21.02
--------------------------------------------------------------------------------
Average Weighted Duration (Years)                                           6.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return/1/
--------------------------------------------------------------------------------
Share Class                           A(NAV)  A(Offer)     B        C          R
--------------------------------------------------------------------------------
1-Year                                 9.84%     5.24%  9.10%    9.31%     10.11%
--------------------------------------------------------------------------------
5-Year                                 6.43%     5.51%  5.75%    5.81%      6.74%
--------------------------------------------------------------------------------
10-Year                                7.91%     7.44%  7.34%    7.19%      8.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------
Share Class                           A(NAV)  A(Offer)     B        C          R
--------------------------------------------------------------------------------
Distribution Rate                      5.20%     4.98%  4.43%    4.63%      5.35%
--------------------------------------------------------------------------------
SEC 30-Day Yield                       4.58%     4.39%  3.83%    4.03%      4.79%
--------------------------------------------------------------------------------
Taxable Equivalent Yield/2/            7.12%     6.83%  5.96%    6.27%      7.45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison/3/
--------------------------------------------------------------------------------

Date        Lehman Brothers      Nuveen Flagship NY           Nuveen Flagship NY
             Municipal Bond          Municipal Bond          Municipal Bond Fund
                      Index              Fund (NAV)                      (Offer)
Feb-88            10,000.00               10,000.00                     9,580.00
--------------------------------------------------------------------------------
Feb-89            10,620.34               10,625.14                    10,178.89
--------------------------------------------------------------------------------
Feb-90            11,708.95               11,498.46                    11,015.52
--------------------------------------------------------------------------------
Feb-91            12,788.46               12,253.17                    11,738.54
--------------------------------------------------------------------------------
Feb-92            14,066.52               13,687.07                    13,112.21
--------------------------------------------------------------------------------
Feb-93            16,002.67               15,669.17                    15,011.06
--------------------------------------------------------------------------------
Feb-94            16,887.10               16,741.67                    16,038.52
--------------------------------------------------------------------------------
Feb-95            17,205.76               16,774.95                    16,070.40
--------------------------------------------------------------------------------
Feb-96            19,107.08               18,540.93                    17,762.21
--------------------------------------------------------------------------------
Feb-97            20,331.95               19,485.83                    18,667.42
--------------------------------------------------------------------------------
Feb-98            22,192.00               21,406.00                    20,505.00
--------------------------------------------------------------------------------

- Lehman Brothers Municipal Bond Index - $22,192
- Nuveen Flagship New York Municipal Bond Fund (NAV) - $21,406
- Nuveen Flagship New York Municipal Bond Fund (Offer) - $20,505

Past results are not predictive of future performance.

----------------------------------------------------------------------------------
                       12-Month Dividends (Class A Shares)
----------------------------------------------------------------------------------
                            [bar graphs appears here]
                                  [plot points]
 .0473  .0473  .0473  .0475  .0475  .0475  .0475  .0475  .0475  .0475  .0475  .0475
 Mar.   Apr.    May   June   July   Aug.  Sept.   Oct.   Nov.   Dec.   Jan.   Feb.

Top 5 Sectors
--------------------------------------------------------------------------------
Tax Obligation (Limited)                                                     29%
--------------------------------------------------------------------------------
Health Care                                                                  15%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                              13%
--------------------------------------------------------------------------------
Education and Civic Organizations                                            12%
--------------------------------------------------------------------------------
Utilities                                                                     6%
--------------------------------------------------------------------------------

1 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.7%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Nuveen New York Insured Municipal Bond Fund

Performance Overview

As of February 28, 1998

[GRAPH APPEARS HERE]

12-Month Dividends (Class A Shares)
March                         .0435
April                         .0445
May                           .0445
June                          .0445
July                          .0445
August                        .0445
September                     .0445
October                       .0445
November                      .0445
December                      .0445
January                       .0445
February                      .0445

Top 5 Sectors
U.S. Guaranteed                    23%
--------------------------------------
Health Care                        18%
--------------------------------------
Education and Civic Organizations  11%
--------------------------------------
Tax Obligation (Limited)           11%
--------------------------------------
Housing (Multifamily)               9%
--------------------------------------

1 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.7%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Portfolio Statistics

Share Class                             A         B         C           R
--------------------------------------------------------------------------
Inception Date                       9/94      2/97      9/94       12/86
--------------------------------------------------------------------------
Net Asset Value                    $10.76    $10.76    $10.74      $10.76
--------------------------------------------------------------------------
Fund Net Assets ($000)                                           $366,660
--------------------------------------------------------------------------
Average Weighted Maturity (Years)                                   20.66
--------------------------------------------------------------------------
Average Weighted Duration (Years)                                    5.67
--------------------------------------------------------------------------

Annualized Total Return/1/

Share Class    A(NAV)    A(Offer)        B        C        R
------------------------------------------------------------
1-Year          7.76%       3.23%    6.96%    7.16%    8.04%
------------------------------------------------------------
5-Year          5.62%       4.71%    4.87%    4.89%    5.88%
------------------------------------------------------------
10-Year         7.57%       7.11%    6.98%    6.80%    7.84%
------------------------------------------------------------

Tax-Free Yields

Share Class                    A(NAV)    A(Offer)        B        C        R
----------------------------------------------------------------------------
Distribution Rate               4.96%       4.76%    4.18%    4.41%    5.13%
----------------------------------------------------------------------------
SEC 30-Day Yield                3.73%       3.57%    2.98%    3.18%    3.93%
----------------------------------------------------------------------------
Taxable Equivalent Yield/2/     5.80%       5.55%    4.63%    4.95%    6.11%
----------------------------------------------------------------------------

[GRAPH APPEARS HERE]

Index Comparison/3/

                              Nuveen Flagship     Nuveen Flagship
          Lehman Brothers    New York Insured    New York Insured
           Municipal Bond      Municipal Bond      Municipal Bond
Date                Index          Fund (NAV)        Fund (Offer)
-----------------------------------------------------------------
Feb-88         $10,000.00          $10,000.00          $ 9,580.00
Feb-89          10,620.34           10,611.07           10,165.40
Feb-90          11,708.95           11,509.44           11,026.05
Feb-91          12,788.46           12,350.91           11,832.17
Feb-92          14,066.52           13,755.95           13,178.20
Feb-93          16,002.67           15,776.30           15,113.69
Feb-94          16,887.10           16,616.90           15,918.99
Feb-95          17,205.76           16,793.49           16,088.16
Feb-96          19,107.08           18,509.09           17,726.92
Feb-97          20,331.95           19,252.87           18,444.25
Feb-98          22,192.00           20,742.00           19,869.00
-----------------------------------------------------------------

-Lehman Brothers Municipal Bond Index - $22,192
-Nuveen New York Insured Municipal Bond Fund (NAV) - $20,742
-Nuveen New York Insured Municipal Bond Fund (Offer) - $19,869

Past results are not predictive of future performance.

Report of Independent Public Accountants




To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship New York and Nuveen New York Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 15, 1998


                         Portfolio of Investments
                         February 28, 1998
                         Nuveen Flagship New York

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Education and Civic Organizations -- 11.6%

          $   500,000    Dormitory Authority of the State of New York,          7/98 at 102        Baa1   $  517,465
                           City University Refunding Bonds, 1988B Issue,
                           8.200%, 7/01/13

            2,000,000    Dormitory Authority of the State of New York,          5/00 at 102          A-    2,174,300
                           State University Educational Facilities Revenue
                           Bonds, Series 1990A, 7.400%, 5/15/01

              750,000    Dormitory Authority of the State of New York,         No Opt. Call        Baa1      921,878
                           City University System, Second General
                           Resolution Revenue Bonds, Series 1990C,
                           7.500%, 7/01/10

              500,000    Dormitory Authority of the State of New York,          7/01 at 102        Baa1      550,335
                           Revenue Bonds, State University Athletic
                           Facility Issue, Series 1991, 7.250%, 7/01/21

            2,000,000    Dormitory Authority of the State of New York,         No Opt. Call          A-    2,151,180
                           State University Educational Facilities Revenue
                           Bonds, Series 1993A, 5.500%, 5/15/08

            1,500,000    Dormitory Authority of the State of New York,         No Opt. Call        Baa1    1,622,625
                           City University System, Second General
                           Resolution Revenue Bonds, Series 1993A,
                           5.750%, 7/01/07

                         Dormitory Authority of the State of New York,
                         State University Educational Facilities Revenue
                         Bonds, Series 1993B:
            1,125,000      5.250%, 5/15/09                                     No Opt. Call          A-    1,183,894
            1,000,000      5.250%, 5/15/19                                     No Opt. Call          A-    1,031,060

            2,100,000    Dormitory Authority of the State of New York,          7/04 at 102          A1    2,337,636
                           University of Rochester, Revenue Bonds, Series
                           1994A, 6.500%, 7/01/19

                         Dormitory Authority of the State of New York,
                         Revenue Bonds, Upstate Community Colleges,
                         Series 1995A:
            2,195,000      6.500%, 7/01/07                                     No Opt. Call        Baa1    2,492,642
            1,000,000      6.250%, 7/01/25                                      7/05 at 102        Baa1    1,085,370

            1,750,000    Town of Brookhaven, Industrial Development             3/03 at 102         BBB    1,891,173
                           Agency, 1993 Civic Facility Revenue Bonds
                           (Dowling College/The National Aviation and
                           Transportation Center Civic Facility),
                           6.750%, 3/01/23

            2,470,000    Dutchess County, Industrial Development               11/03 at 102           A    2,759,459
                           Agency, Civic Facility Revenue Bonds
                           (the Bard College Project), Series 1992,
                           7.000%, 11/01/17

            1,000,000    City of Rochelle, Industrial Development               7/02 at 102        Baa2    1,078,810
                           Agency, Civic Facility Revenue Bonds
                           (College of New Rochelle Project - 1992
                           Series), 6.625%, 7/01/12

              215,000    New York City Industrial Development Agency,          11/01 at 102         AAA      233,574
                           Civic Facility Revenue Bonds (Federation
                           Protestant Welfare), Series 1991, 6.950%,
                           11/01/11

                         New York City Industrial Development Agency,
                         Civic Facility Revenue Bonds (College of New
                         Rochelle Project), Series 1995:
            1,000,000      6.200%, 9/01/10                                      9/05 at 102        Baa2    1,092,130
            1,000,000      6.300%, 9/01/15                                      9/05 at 102        Baa2    1,052,570

            3,515,000    Suffolk County, Industrial Development Agency,         6/04 at 102         BBB    3,716,972
                           Civic Facility Revenue Bonds (Dowling College
                           Civic Facility), Series 1994, 6.625%, 6/01/24

            1,000,000    Suffolk County, Industrial Development Agency,        12/06 at 102         BBB    1,076,160
                           Civic Facility Revenue Refunding Bonds
                           (Dowling College Civic Facility), Series 1996,
                           6.700%, 12/01/20
--------------------------------------------------------------------------------------------------------------------
                         Forest and Paper Products -- 0.3%

              750,000    Jefferson County Industrial Development Agency,       11/02 at 102        Baa1      831,465
                           Multi-Modal Interchangeable Rate, Solid Waste
                           Disposal Revenue Bonds (Champion International
                           Corporation Project), Series 1990, 7.200%,
                           12/01/20 (Alternative Minimum Tax)


                         Portfolio of Investments
                         February 28, 1998
                         Nuveen Flagship New York - continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Health Care - 14.9%

           $  500,000    Dormitory Authority of the State of New York,          2/00 at 100         AAA   $  511,295
                           Hospital Revenue Bonds, Long Island Jewish
                           Medical Center (FHA Insured Mortgage),
                           Series 1988, 7.750%, 8/15/27

            1,000,000    Dormitory Authority of the State of New York,         No Opt. Call         Baa    1,082,710
                           NYACK Hospital, Revenue Bonds, Series 1996,
                           6.000%, 7/01/06

            3,300,000    Dormitory Authority of the State of New York,          2/07 at 102         AAA    3,521,232
                           Menorah Campus, Inc., FHA-Insured Mortgage
                           Nursing Home Revenue Bonds, Series 1997,
                           5.950%, 2/01/17

            2,250,000    Dormitory Authority of the State of New York,          2/07 at 102         Aaa    2,371,590
                           The Rosalind and Joseph Gurwin Jewish Geriatric
                           Center of Long Island, Inc., FHA-Insured Mortgage
                           Nursing Home Revenue Bonds, Series 1997, 5.700%,
                           2/01/37

            2,000,000    Dormitory Authority of the State of New York,          2/08 at 101         Aaa    1,929,920
                           The New York and Presbyterian Hospital,
                           FHA-Insured Mortgage Hospital Revenue Bonds,
                           Series 1998, 5.000%, 8/01/32

            3,000,000    Dormitory Authority of the State of New York,      2/08 at 101 1/2        Baa1    2,996,070
                           Secured Hospital Revenue Refunding Bonds,
                           Series 1998, 5.300%, 2/15/20

              375,000    New York State Medical Care Facilities Finance         8/99 at 100          Aa      383,636
                           Agency, Hospital and Nursing Home Insured
                           Mortgage Revenue Bonds, 1987 Series A, 8.000%,
                           2/15/27

              995,000    New York State Medical Care Facilities Finance         8/98 at 102         AAA    1,032,104
                           Agency, Albany Medical Center Hospital Project
                           Revenue Bonds, 1987 Series A, 8.000%, 2/15/28

              965,000    New York State Medical Care Facilities Finance         8/99 at 102          AA    1,026,934
                           Agency, Hospital and Nursing Home, Insured
                           Mortgage Revenue Bonds, 1989 Series B, 7.350%,
                           2/15/29

              495,000    New York State Medical Care Facilities Finance         8/01 at 102          AA      545,322
                           Agency, Hospital and Nursing Home, Insured
                           Mortgage Revenue Bonds, 1991 Series A, 7.450%,
                           8/15/31

            2,000,000    New York State Medical Care Facilities Finance         8/02 at 102         AAA    2,127,880
                           Agency, Hospital and Nursing Home, FHA-Insured
                           Mortgage Revenue Bonds, 1992 Series B, 6.200%,
                           8/15/22

            1,440,000    New York State Medical Care Facilities Finance         2/03 at 102         AAA    1,591,546
                           Agency, Hospital and Nursing Home, FHA-Insured
                           Mortgage Revenue Bonds, 1992 Series D, 6.450%,
                           2/15/09

            2,500,000    New York State Medical Care Facilities Finance         2/04 at 102         AAA    2,691,650
                           Agency, Hospital and Nursing Home, FHA-Insured
                           Mortgage Revenue Bonds, 1994 Series A, 6.200%,
                           2/15/21

            1,000,000    New York State Medical Care Facilities Finance        11/05 at 102          Aa    1,115,040
                           Agency, Health Center Projects Revenue Bonds
                           (Secured Mortgage Program), 1995 Series A,
                           6.375%, 11/15/19

            1,000,000    New York State Medical Care Facilities Finance         2/05 at 102          AA    1,070,480
                           Agency, FHA-Insured Mortgage Project Revenue
                           Bonds, 1995 Series B, 6.100%, 2/15/15

            2,410,000    New York State Medical Care Facilities Finance         8/04 at 102         AAA    2,637,866
                           Agency, Hospital and Nursing Home, FHA-Insured
                           Mortgage Revenue Bonds, 1994 Series C, 6.400%,
                           8/15/14

            1,000,000    New York State Medical Care Facilities Finance        No Opt. Call        BBB+    1,054,010
                           Agency, Brookdale Hospital Medical Center,
                           Secured Hospital Revenue Bonds, 1995 Series A,
                           6.400%, 2/15/01

            1,000,000    New York City, Health and Hospitals Corporation,       2/03 at 102        BBB-    1,052,550
                           Health System Bonds, 1993 Series A, 6.300%,
                           2/15/20

            5,345,000    New York City Industrial Development Agency,           7/02 at 102          AA    5,744,753
                           Civic Facility Revenue Bonds (1992 The
                           Lighthouse, Inc. Project), 6.500%, 7/01/22

            2,285,000    Newark-Wayne Community Hospital, Inc., Hospital        9/03 at 102         N/R    2,473,056
                           Revenue Improvement and Refunding Bonds,
                           Series 1993A, 7.600%, 9/01/15


 Principal                                                                                   Optional Call                  Market
    Amount   Description                                                                        Provisions*  Ratings**       Value
----------------------------------------------------------------------------------------------------------------------------------
             Transportation -- 3.9%

$  500,000   Albany Parking Authority, Aggregate Principal Amount (Green and Hudson            9/01 at 102         A    $  540,735
               Garage Project), Parking Revenue Refunding Bonds, Series 1991A,
               7.150%, 9/15/16
 4,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,      707 at 101 1/2       Aaa     4,260,640
               Series 1997A, 5.750%, 7/01/21
 1,000,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,          7/06 at 102       Aaa     1,108,850
               Series A, 6.100%, 7/01/21
 2,000,000   New York City Industrial Development Agency, Special Facility Revenue Bonds,      1/04 at 102         A     2,121,720
               Series 1994 (Terminal One Group Association, L.P. Project), 6.125%, 1/01/24
               (Alternative Minimum Tax)
 1,500,000   The Port Authority of New York and New Jersey, Special Project Bonds Series 6,   12/07 at 100       Aaa     1,580,010
               JFK International Air Terminal LLC Project, 5.750%, 12/01/25 (Alternative
               Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed -- 13.1%

 2,135,000   Dormitory Authority of the State of New York, United Health Services, Inc.,       2/00 at 102       AAA     2,311,522
               FHA-Insured Mortgage Revenue Bonds, Series 1989, 7.350%, 8/01/29
               (Pre-refunded to 2/01/00)
 1,000,000   Dormitory Authority of the State of New York, City University System              7/00 at 102       Aaa     1,099,810
               Consolidated Revenue Bonds, Series 1990A, 7.625%, 7/01/20
               (Pre-refunded to 7/01/00)
   400,000   Dormitory Authority of the State of New York, Menorah Campus, Inc.,               8/01 at 102       AAA       449,648
               FHA-Insured Mortgage Revenue Bonds, Series 1991, 7.400%, 2/01/31
               (Pre-refunded to 8/01/01)
   250,000   Dormitory Authority of the State of New York, Department of Health Revenue        7/01 at 102   Baa1***       278,768
               Bonds, Veterans Home, Series 1990, 7.250%, 7/01/21
               (Pre-refunded to 7/01/01)
   300,000   Dormitory Authority of the State of New York, State of New York Department of     7/01 at 102   Baa1***       339,162
               Education Revenue Bonds, Series 1991, 7.750%, 7/01/21
               (Pre-refunded to 7/01/01)
   985,000   Dormitory Authority of the State of New York, Dormitory Revenue Bonds,            7/04 at 102       Aaa     1,173,105
               State University Issue, Series X, 7.400%, 7/01/24 (Pre-refunded to 7/01/04)
   200,000   New York State Housing Finance Agency, State University Construction             No Opt. Call       Aaa       257,862
               Refunding Bonds, 1986 Series A, 8.000%, 5/01/11
 1,660,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds           11/00 at 102       Aaa     1,861,939
               (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
               (Pre-refunded to 11/01/00)
 1,000,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing       8/98 at 102       AAA     1,038,830
               Home, FHA-Insured Mortgage Revenue Bonds, 1988 Series C, 7.700%,
               2/15/22 (Pre-refunded to 8/15/98)
 1,460,000   New York State Medical Care Facilities Finance Agency, Mental Health Sevices      2/01 at 102       Aaa     1,626,455
               Facilities Improvement Revenue Bonds, 1991 Series A, 7.500%, 2/15/21
               (Pre-refunded to 2/15/01)
    50,000   New York State Medical Care Facilities Finance Agency, Mental Health Services     2/00 at 102       Aaa        54,566
               Facilities Improvement Revenue Bonds, 1990 Series A, 7.750%, 2/15/20
               (Pre-refunded to 2/15/00)


                                                Portfolio of Investments
                                                February 28, 1998
                                                Nuveen Flagship New York--continued

 Principal                                                                                      Optional Call                 Market
    Amount    Description                                                                         Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed -- continued

$1,250,000    New York State Medical Care Facilities Agency, New York Downtown Hospital,          2/05 at 102   BBB+***   $1,444,650
                Secured Hospital Revenue Bonds, 1995 Series A, 6.700%, 2/15/12
                (Pre-refunded to 2/15/05)

              New York State Medical Care Facilities Finance Agency, New York Hospital,
              FHA-Insured Mortgage Revenue Bonds, 1994 Series A (AMBAC Insured Series):
 1,000,000      6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                         2/05 at 102       Aaa    1,161,980
 1,000,000      6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                         2/05 at 102       Aaa    1,164,700

 2,700,000    New York State Medical Care Facilities Finance Agency, Hospital Medical             2/05 at 102   BBB+***    3,135,807
                Center, Secured Hospital Revenue Bonds, Series 1995-A, 6.800%, 8/15/12
                (Pre-refunded to 2/15/05)

 1,000,000    New York State Urban Development Corporation, Correctional Capital                  1/00 at 102       Aaa    1,083,420
                Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

 2,000,000    New York State Urban Development Corporation, Project Revenue Bonds                 1/01 at 102   Baa1***    2,233,680
                (Clarkson Center), Series 1990, 7.800%, 1/01/20 (Pre-refunded to 1/01/01)

 2,900,000    New York State Urban Development Corporation, State Facilities Revenue              4/01 at 102       Aaa    3,243,389
                Bonds, Series 1991, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

   300,000    State of New York, Serial Bonds, Series 1991, 7.300%, 3/01/12                       3/01 at 102      A***      332,891
                (Pre-refunded 3/01/01)

 1,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,           7/02 at 102       Aaa    1,103,790
                Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

 1,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,       7/04 at 101 1/2       Aaa    1,131,790
                Series 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

 1,000,000    Metropolitan Transportation Authority (New York), Commuter Facilities, 1987         7/00 at 102       Aaa    1,099,170
                Service Contract Bonds, Series 3, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)

 1,025,000    Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,            7/02 at 102       Aaa    1,141,490
                Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

   415,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series B, 7.000%,       8/04 at 101       Aaa      482,984
                8/15/16 (Pre-refunded to 8/15/04)

   550,000    The City of New York, General Obligation Bonds, Fiscal 1992 Series B,           2/02 at 101 1/2     A3***      623,463
                7.500%, 2/01/06 (Pre-refunded to 2/01/02)

 1,500,000    New York City Municipal Water Finance Authority (New York), Water               6/01 at 101 1/2       Aaa    1,691,640
                and Sewer System Revenue Bonds, Fiscal 1991 Series C, 7.750%, 6/15/20
                (Pre-refunded to 6/15/01)

 1,000,000    Orangetown Housing Authority (Rockland County, New York), Housing Facilities       10/00 at 102      A***    1,111,000
                Revenue Bonds (Orangetown Senior Housing Center-1990 Series),
                7.600%, 4/01/30 (Pre-refunded to 10/01/00)



 Principal                                                                                    Optional Call               Market
    Amount  Description                                                                          Provisions*  Ratings**    Value
----------------------------------------------------------------------------------------------------------------------------------
            Housing/Multifamily -- 4.9%
$  750,000  Dormitory Authority of the State of New York, GNMA Collateralized Revenue           2/99 at 102       AAA   $  787,568
              Bonds (Park Ridge Housing, Inc. Project), Series 1989, 7.850%, 2/01/29
 2,250,000  New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds,      5/06 at 102       Aaa    2,434,860
              1996 Series A Refunding, 6.125%, 11/01/20
            New York State Housing Finance Agency, Insured Multi-Family Mortgage
            Housing Revenue Bonds, 1992 Series A:
 1,650,000    6.950%, 8/15/12                                                                   8/02 at 102        AA    1,780,367
   500,000    7.000%, 8/15/22                                                                   8/02 at 102        AA      535,330
 1,000,000  New York State Housing Finance Agency, Multi-Family Housing Revenue Bonds           2/04 at 102       Aa2    1,064,570
              (Secured Mortgage Program), 1994 Series C, 6.450%, 8/15/14
 1,000,000  New York State Urban Development Corporation, Section 236 Revenue Bonds,            1/02 at 102       Aaa    1,101,750
              Series 1992A, 6.750%, 1/01/26
 1,000,000  City of Batavia Housing Authority, Tax-Exempt Mortgage Revenue Refunding            7/01 at 102       Aaa    1,044,730
              Bonds, Series 1994A (Washington Towers -- FHA-Insured Mortgage),
              6.500%, 1/01/23
 2,000,000  New York City Housing Development Corporation, Multi-Family Mortgage                4/03 at 102       AAA    2,131,620
              Revenue Bonds (FHA Insured Mortgage Loan), 1993 Series A,
              6.550%, 10/01/15
 1,250,000  New York City Housing Development Corporation, Multi-Unit Mortgage                  6/01 at 102       AAA    1,331,250
              Refunding Bonds (FHA Insured Mortgage Loan), 1991 Series A,
              7.350%, 6/01/19
----------------------------------------------------------------------------------------------------------------------------------
            Housing/Single Family -- 1.6%
   380,000  State of New York Mortgage Agency, Mortgage Revenue Bonds, Ninth Series E,          4/98 at 102       Aaa      388,219
              8.100%, 10/01/17
   250,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,                2/01 at 102       Aa2      269,658
              Series MM-1, 7.950%, 10/01/21 (Alternative Minimum Tax)
 1,500,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,                9/04 at 102       Aa2    1,620,450
              Series 43, 6.450%, 10/01/17
   595,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,                4/01 at 102       Aa2      633,348
              1991 Series UU, 7.750%, 10/01/23 (Alternative Minimum Tax)
 1,000,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,                3/05 at 102       Aa2    1,083,530
              1995 Series 46, 6.600%, 10/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
            Long Term Care -- 5.3%
 2,000,000  Dormitory Authority of the State of New York, Bishop Henry R. Hucles Nursing        7/06 at 102       Aa2    2,151,480
              Home, Inc., Revenue Bonds, Series 1996, 6.000%, 7/01/24
   650,000  Town of Hempstead Industrial Development Agency, Civic Facility Revenue            10/99 at 102       Aa2      687,538
              Bonds (United Cerebral Palsy Association of Nassau County, Inc., Civic Facility
              Project-1989 Series), 7.500%, 10/01/09
   245,000  Dormitory Authority of the State of New York, Iroquis Nursing Home Insured Revenue  2/01 at 102       AA-      264,440
              Bonds, Series 1991, 7.000%, 2/01/15
 2,500,000  Dormitory Authority of the State of New York, W.K. Nursing Home Corporation,        8/06 at 102       AAA    2,659,700
              FHA-Insured Mortgage Revenue Bonds, Series 1996, 5.950%, 2/01/16

                         Portfolio of Investments
                         February 28, 1998
                         Nuveen Flagship New York - continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Long Term Care - continued

           $5,000,000    Syracuse Housing Authority (Syracuse, New York),       2/08 at 102         AAA   $5,232,250
                           FHA-Insured Mortgage Revenue Bonds (Loretto
                           Rest Residential Health Care Facility Project),
                           Series 1997A, 5.800%, 8/01/37

            2,100,000    UFA Development Corporation, Utica, New York,          7/04 at 102         Aa2    2,208,842
                           FHA-Insured Mortgage Revenue Bonds, Series
                           1993 (Loretto-Utica Project), 5.950%, 7/01/35
--------------------------------------------------------------------------------------------------------------------
                         Other Revenue - 1.0%

            2,225,000    Dormitory Authority of the State of New York,         No Opt. Call        Baa1    2,412,078
                           City University Refunding Bonds, 1993C Issue,
                           5.750%, 7/01/12
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/General - 4.8%

               45,000    The City of New York, General Obligation Bonds,    8/02 at 101 1/2         Aaa       49,735
                           Fiscal 1992 Series C, Fixed Rate Bonds,
                           Subseries C1, 6.625%, 8/01/13

               40,000    The City of New York, General Obligation Bonds,   11/01 at 101 1/2          A3       45,541
                           Fiscal 1991 Series F, 8.250%, 11/15/19

                         The City of New York, General Obligation Bonds,
                         Fiscal 1996 Series G:
            2,000,000      5.750%, 2/01/17                                  2/06 at 101 1/2          A3    2,085,960
            2,500,000      5.750%, 2/01/20                                  2/06 at 101 1/2          A3    2,605,475

            1,000,000    The City of New York, General Obligation Bonds,    2/06 at 101 1/2          A3    1,042,980
                           Fiscal 1996 Series F, 5.750%, 2/01/19

            1,750,000    The City of New York, General Obligation Bonds,   11/06 at 101 1/2          A3    1,872,413
                           Fiscal 1997 Series D, 5.875%, 11/01/11

              585,000    The City of New York, General Obligation Bonds,        8/04 at 101          A3      676,342
                           Fiscal 1995 Series B, 7.000%, 8/15/16

            1,000,000    The City of New York, General Obligation Bonds,        8/07 at 101          A3    1,010,600
                           Fiscal 1998 Series D, 5.375%, 8/01/17

            1,450,000    The City of New York, General Obligation Bonds,    2/02 at 101 1/2          A3    1,622,652
                           Fiscal 1992 Series B, 7.500%, 2/01/06

                         South Orangetown Central School District,
                         Rockland County, New York, Serial General
                         Obligation Bonds, Series 1990:
              390,000      6.875%, 10/01/08                                    No Opt. Call           A      467,536
              390,000      6.875%, 10/01/09                                    No Opt. Call           A      470,781
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/Limited - 28.2%

            2,250,000    Dormitory Authority of the State of New York,    4/14 at 115 21/32        Baa1    2,625,638
                           Judicial Facilities Lease Revenue Bonds
                           (Suffolk County Issue), Series 1991A,
                           9.500%, 4/15/14

            2,225,000    Dormitory Authority of the State of New York,      5/03 at 101 1/2        Baa1    2,282,961
                           Court Facilities Lease Revenue Bonds (The
                           City of New York Issue), Series 1993A,
                           5.700%, 5/15/22

            1,000,000    Dormitory Authority of the State of New York,          7/04 at 102        Baa1    1,077,810
                           State University Educational Facilities,
                           Revenue Bonds, Series 1994B, 6.250%, 7/01/24

            2,900,000    Dormitory Authority of the State of New York,          7/04 at 102        Baa1    2,930,682
                           State Department of Health of the  State of
                           New York, Revenue Bonds, Series 1994, 5.500%,
                           7/01/23

            1,500,000    Dormitory Authority of the State of New York,          7/05 at 102        Baa1    1,688,820
                           State Department of Health of the State of
                           New York, Revenue Bonds, Series 1995, 6.625%,
                           7/01/24

            2,500,000    Dormitory Authority of the State of New York,          2/07 at 102          A-    2,577,350
                           Mental Health Services Facilities
                           Improvement, Revenue Bonds, Series 1997B,
                           5.625%, 2/15/21


   Principal                                                                                  Optional Call                   Market
      Amount  Description                                                                       Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- continued
$  3,000,000  New York Local Government Assistance Corporation, Series 1993 B,                  4/04 at 100         A+  $  2,899,980
                Refunding Bonds, 5.000%, 4/01/23
   3,500,000  New York Local Government Assistance Corporation (A Public Benefit                4/03 at 102        Aaa     3,420,130
                Corporation of the State of New York), Series 1993C Refunding
                Bonds, 5.000%, 4/01/21
   2,000,000  New York Medical Care Facilities Finance Agency, Mental Health Services           2/02 at 100        Aaa     2,027,640
                Facilities Improvement Revenue Bonds, 1992 Series A, 5.500%, 8/15/21
   1,545,000  New York State Environmental Facilities Corporation, State Park                   3/03 at 101       Baa1     1,606,028
                Infrastructure Special Obligation Bonds, Series 1993 A, 5.750%, 3/15/13
     340,000  New York State Housing Finance Agency, Health Facilities Revenue Bonds           11/00 at 102       BBB+       375,537
                (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
   1,000,000  New York State Housing Finance Agency, Health Facilities Revenue Bonds        5/06 at 101 1/2       BBB+     1,092,610
                (New York City), 1996 Series A Refunding, 6.000%, 11/01/08
   2,990,000  New York State Housing Finance Agency, Service Contract Obligation Revenue        9/03 at 102       Baa1     3,143,178
                Bonds, 1993 Series C Refunding, 5.875%, 9/15/14
   2,000,000  New York State Housing Finance Agency, Service Contract Obligation Revenue        9/05 at 102       Baa1     2,198,660
                Bonds, 1995 Series A, 6.375%, 9/15/15
     110,000  New York State Medical Care Facilities Finance Agency, Mental Health Services     2/00 at 100         A-       112,507
                Facilities Improvement Revenue Bonds, 1988 Series A, 7.700%, 2/15/18
   1,500,000  New York State Medical Care Facilities Finance Agency, Mental Health Services     8/04 at 102         A-     1,644,780
                Facilities Improvement Revenue Bonds, 1994 Series E, 6.500%, 8/15/24
   5,090,000  New York State Urban Development Corporation, Correctional Capital Facilities     1/03 at 102       Baa1     5,161,973
                Revenue Bonds, 1993 Refunding Series, 5.500%, 1/01/15
   7,500,000  New York State Urban Development Corporation, Correctional Capital Facilities     1/04 at 102       Baa1     7,401,225
                Revenue Bonds, 1993A Refunding Series, 5.250%, 1/01/21
   1,000,000  New York State Urban Development Corporation, Project Revenue Bonds               1/06 at 102       Baa1     1,083,590
                (Onondaga County Convention Center), Refunding Series 1995,
                6.250%, 1/01/20
     250,000  State of New York Municipal Bond Bank Agency, Special Program Bonds (City of      9/01 at 102       BBB+       271,905
                Buffalo), 1991 Series A, 6.875%, 3/15/06
     250,000  State of New York Municipal Bond Bank Agency, Special Program Revenue             9/01 at 102         A+       273,133
                Bonds (City of Rochester), 1991 Series A, 6.750%, 3/15/11
     300,000  Albany Housing Authority, City of Albany, New York, Limited Obligation Bonds,    10/05 at 102       Baa1       309,375
                Series 1995, 5.850%, 10/01/07
     485,000  City of Albany Industrial Development Agency, Lease Revenue Bonds (The New       No Opt. Call        N/R       562,581
                York State Assembly Building Project), 1991 Series A-1, 7.750%, 1/01/10
   1,500,000  Albany Parking Authority, Aggregate Principal Amount, Parking Revenue            No Opt. Call       Baa1       544,140
                Refunding Bonds, Series 1992A, 0.000%, 11/01/17
   1,600,000  County of Franklin Industrial Development Agency, Lease Revenue Bonds (County    11/02 at 102       BBB-     1,749,888
                Correctional Facility Project), Series 1992, 6.750%, 11/01/12
   2,500,000  Housing New York Corporation, Senior Revenue Refunding Bonds, Series 1993,       11/03 at 102         AA     2,444,050
                5.000%, 11/01/13
   4,000,000  Metropolitan Transportation Authority (New York), Transit Facilities Service  7/03 at 101 1/2       Baa1     4,130,120
                Contract Bonds, Series P, 5.750%, 7/01/15

                     Portfolio of Investments
                     February 28, 1998
                     Nuveen Flagship New York -- continued


 Principal                                                                                    Optional Call                  Market
    Amount    Description                                                                        Provisions*  Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- continued

$  2,000,000  Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,        7/07 at 101      Baa1    $  2,005,740
                1998 Series B, 5.375%, 7/01/21
   3,500,000  New York City Transitional Finance Authority, Future Tax Secured                 8/07 at 101        AA       3,394,965
                Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27
   2,000,000  34th Street Partnership, Inc., 34th Street Business Improvement                  1/03 at 102        A1       2,021,420
                District, Capital Improvement Bonds, Series 1993, 5.500%, 1/01/23
     500,000  Triborough Bridge and Tunnel Authority, Convention Center                       No Opt. Call      Baa1         599,595
                Project Bonds, Series E, 7.250%, 1/01/10
              Triborough Bridge and Tunnel Authority (New York), Special
              Obligation Refunding Bonds, Series 1991B:
   2,000,000    7.100%, 1/01/10                                                                1/01 at 102        A1       2,192,200
   2,000,000    7.000%, 1/01/10                                                                1/01 at 102       Aaa       2,188,800
   2,000,000  New York City Industrial Development Agency, Civic Facility                     12/02 at 102       BBB       2,152,660
                Revenue Bonds (1992 Jewish Board of Family and Children's Services, Inc.
                Project), 6.750%, 12/15/12
------------------------------------------------------------------------------------------------------------------------------------
              Utilities -- 5.4%
   1,250,000  New York State Energy Research and Development Authority,                        6/02 at 102       BB+       1,364,274
                Electric Facilities Revenue Bonds (Long Island Lighting Company
                Project), 1989 Series A, 7.150%, 9/01/19 (Alternative Minimum Tax)
     500,000  New York State Energy Research and Development Authority, Electric Facilities    1/03 at 102       BB+         544,774
                Revenue Bonds (Long Island Lighting Company Project), 1992 Series D, 6.900%,
                8/01/22 (Alternative Minimum Tax)
     350,000  New York State Energy Research and Development Authority, Electric Facilities    1/00 at 101        A1         371,836
                Revenue Bonds Series 1991 (Consolidated Edison Company of New York, Inc.
                Project), 7.500%, 1/01/26 (Alternative Minimum Tax)
   2,435,000  New York State Energy Research and Development Authority,  Adjustable Rate       7/05 at 102       Aaa       2,646,917
                Pollution Control Revenue Bonds (New York State Electric and Gas Corporation
                Project), 1987 Series A, 6.150%, 7/01/26 (Alternative Minimum Tax)
   1,000,000  New York State Energy Research and Development Authority, Refunding Revenue     10/03 at 102        A1       1,005,210
                Bonds, Series 1993 C (Consolidated Edison Company of New York, Inc. Project),
                5.375%, 9/15/22 (Alternative Minimum Tax)
   1,500,000  New York State Energy Research and Development Authority,                        7/05 at 102       Aaa       1,642,514
                Facilities Refunding Revenue Bonds, Series 1995 (Consolidated Edison
                Company of New York, Inc. Project), 6.100%, 8/15/20
   4,000,000  New York City Industrial Development Agency, Industrial Development Revenue     10/08 at 102      BBB-       4,116,120
                Bonds (Brooklyn Navy Yard Cogeneration Partners, L.P. Project), Series 1997,
                5.650%, 10/01/28 (Alternative Minimum Tax)
     750,000  Onondaga County Resource Recovery Agency, System Revenue Bonds (Development      5/02 at 102       Baa         812,820
                Costs-1992 Series), 7.000%, 5/01/15 (Alternative Minimum Tax)
   1,000,000  Puerto Rico Electric Power Authority, Power Revenue Refunding                    7/05 at 102      Baa1       1,027,120
                Bonds, Series Z, 5.500%, 7/01/16



       Principal                                                     Optional Call                                    Market
          Amount   Description                                         Provisions*      Ratings**                      Value
----------------------------------------------------------------------------------------------------------------------------
                   Water and Sewer - 3.5%
                   New York City, New York, Municipal Water Finance
                   Authority, Water and Sewer System Revenue Bonds,
                   Fiscal 1996 Series A:
    $  1,000,000     5.500%, 6/15/23                                   6/05 at 100             A2               $  1,021,600
       1,500,000     6.000%, 6/15/25                                   6/05 at 101             A2                  1,674,690
       2,750,000   New York City, New York, Municipal Water Finance    6/07 at 101             A2                  2,696,622
                     Authority, Water and Sewer Revenue Refunding
                     Bonds, Series 1998-A, 5.125%, 6/15/21
      10,000,000   New York City, New York, Municipal Water Finance   No Opt. Call             A2                  3,176,000
                     Authority, Water and Sewer System Revenue
                     Bonds, Fiscal 1998 Series D, 0.000%, 6/15/20
----------------------------------------------------------------------------------------------------------------------------
    $238,175,000   Total Investments - (cost $223,650,121) - 98.5%                                               245,115,569
================------------------------------------------------------------------------------------------------------------

                   Temporary Investments in Short-Term Municipal Securities - 0.4%
    $  1,000,000   New York State Energy Research and Development                             P-1                  1,000,000
================   Authority, Pollution Control,
                   Niagara Mohawk Power Corporation, Variable Rate
                     Demand Bonds, 3.650%, 3/01/27+
                   ---------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 1.1%                                                            2,608,782
                   ---------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                            $248,724,351
                   =========================================================================================================

                   * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                   *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                   N/R - Investment is not rated.

                   + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                 See accompanying notes to financial statements
16

                   Portfolio of Investments
                   February 28, 1998
                   Nuveen New York Insured--continued



 Principal                                                                                 Optional Call                Market
    Amount    Description                                                                    Provisions*  Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------
              Education and Civic Organizations--11.0%

$5,000,000    Dormitory Authority of the State of New York, State University                 7/05 at 102      Aaa   $5,047,350
                Dormitory Facilities, Lease Revenue Bonds, Series 1995A,
                5.300%, 7/01/24

 1,265,000    Dormitory Authority of the State of New York, College and                     12/98 at 102      Aaa    1,321,950
                University Revenue (Pooled Capital Program), Series 1985,
                7.800%, 12/01/05

 2,500,000    Dormitory Authority of the State of New York, City University                  7/00 at 102      Aaa    2,702,250
                System, Consolidated Second General Resolution Revenue Bonds,
                Series 1990C, 7.000%, 7/01/14

 5,000,000    Dormitory Authority of the State of New York, New York                         7/01 at 102      Aaa    5,419,750
                University, Insured Revenue Bonds, Series 1991,
                6.250%, 7/01/09

 4,640,000    Dormitory Authority of the State of New York, Mount Sinai                      7/04 at 102      Aaa    4,515,045
                School of Medicine, Insured Revenue Bonds, Series 1994A,
                5.000%, 7/01/21

 5,000,000    Dormitory Authority of the State of New York, City University                  7/03 at 100      Aaa    4,887,800
                System, Consolidated Revenue Bonds, Series 1993F, 5.000%,
                7/01/20

 1,500,000    Dormitory Authority of the State of New York, Sarah Lawrence                   7/05 at 102      Aaa    1,627,485
                College, Revenue Bonds, Series 1995, 6.000%, 7/01/24

 2,000,000    Dormitory Authority of the State of New York, City University                  7/05 at 102      Aaa    2,035,880
                System, Consolidated Third General Resolution Revenue Bonds,
                1995 Series 1, 5.375%, 7/01/25

 2,500,000    Dormitory Authority of the State of New York, Siena College,                   7/07 at 102      Aaa    2,662,900
                Insured Revenue Bonds, Series 1997, 5.750%, 7/01/26

 1,350,000    Town of Hempstead Industrial Development Agency, Civic Facility                7/06 at 102      Aaa    1,457,366
                Revenue Bonds (Hofstra University Project--Series 1996),
                5.800%, 7/01/15

 4,840,000    Nassau County Industrial Development Agency, Civic Facility                    8/01 at 102      Aaa    5,305,802
                Revenue Bonds (Hofstra University Project--Series 1991),
                6.750%, 8/01/11

 1,000,000    New York City Industrial Development Agency, Civic Facility                   11/04 at 102      Aaa    1,114,180
                Revenue Bonds (USTA National Tennis Center Incorporated
                Project), 6.375%, 11/15/14

 1,000,000    New York City Industrial Development Agency, Civic Facility                    9/05 at 102      Aaa    1,069,490
                Revenue Bonds (New School For Social Research Project),
                Series 1995A, 5.750%, 9/01/15

 1,145,000    New York City Industrial Development Agency, Civic Facility                    6/07 at 102      Aaa    1,202,708
                Revenue Bonds (Anti-Defamation League Foundation Project),
                Series 1997A, 5.600%, 6/01/17

----------------------------------------------------------------------------------------    -------------     -----     ------
              Health Care--18.0%

 6,460,000    Dormitory Authority of the State of New York, St. Vincent's                    8/05 at 102      Aaa    6,839,460
                Hospital and Medical Center of New York, FHA-Insured Mortgage
                Revenue Bonds, Series 1995, 5.800%, 8/01/25

 3,730,000    Dormitory Authority of the State of New York, Maimonides                       2/06 at 102      Aaa    3,946,676
                Medical Center, FHA-Insured Mortgage Hospital Revenue Bonds,
                Series 1996A, 5.750%, 8/01/24

 3,000,000    Dormitory Authority of the State of New York, Millard Fillmore                 8/04 at 105      Aaa    3,055,050
                Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds, Series
                1997, 5.375%, 2/01/17

 5,000,000    Dormitory Authority of the State of New York, The New York and                 2/08 at 101      Aaa    4,824,800
                Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue
                Bonds, Series 1998, 5.000%, 8/01/32

   995,000    New York State Medical Care Facilities Finance Agency, Albany                  8/98 at 102      AAA    1,032,104
                Medical Center Hospital Project Revenue Bonds, 1987 Series A,
                8.000%, 2/15/28

              17



  Principal                                                                                Optional Call                    Market
     Amount   Description                                                                     Provisions*   Ratings**        Value
----------------------------------------------------------------------------------------------------------------------------------
              Health Care -- continued
$   895,000   New York State Medical Care Facilities Finance Agency, St. Francis Hospital   11/98 at 102        Aaa    $   935,042
                Project Revenue Bonds, 1988 Series A, 7.625%, 11/01/21
  1,945,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing    8/99 at 102         AA      2,069,830
                Home Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%, 2/15/29
  3,200,000   New York State Medical Care Facilities Finance Agency, North Shore            11/00 at 102        Aaa      3,488,352
                University Hospital, Mortgage Project Revenue Bonds, 1990 Series A,
                7.200%, 11/01/20
  2,000,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing    2/99 at 102        Aaa      2,107,540
                Home, FHA-Insured Mortgage Revenue Bonds, 1989 Series A, 7.250%, 2/15/24
  1,670,000   New York State Medical Care Facilities Finance Agency, Our Lady of Victory    11/01 at 102        Aaa      1,821,436
                Hospital Project Revenue Bonds, 1991 Series A, 6.625%, 11/01/16
              New York State Medical Care Facilities Finance Agency, Sisters of Charity
              Hospital of Buffalo Project Revenue Bonds, 1991 Series A:
    500,000     6.600%, 11/01/10                                                            11/01 at 102        Aaa        546,350
  1,550,000     6.625%, 11/01/18                                                            11/01 at 102        Aaa      1,690,554
  1,000,000   New York State Medical Care Facilities Finance Agency, Aurelia Osborn Fox     11/01 at 102        Aaa      1,086,490
                Memorial Hospital Project Revenue Bonds, 1992 Series A, 6.500%, 11/01/19
  3,000,000   New York State Medical Care Facilities Finance Agency, South Nassau           11/02 at 102        Aaa      3,278,730
                Communities Hospital Project Revenue Bonds, 1992 Series A, 6.125%, 11/01/11
  2,500,000   New York State Medical Care Facilities Finance Agency, St. Mary's Hospital    11/03 at 102        Aaa      2,745,550
                (Rochester), Mortgage Project Revenue Bonds, 1994 Series A Refunding,
                6.200%, 11/01/14
  7,890,000   New York State Medical Care Facilities Finance Agency, Montefiore Medical      2/05 at 102        Aaa      8,371,763
                Center, FHA-Insured Mortgage Revenue Bonds, 1995 Series A, 5.750%, 2/15/15
              New York City Health and Hospitals Corporation, Health System Bonds,
              1993 Series A:
  2,500,000     5.625%, 2/15/13                                                              2/03 at 102        Aaa      2,623,125
 14,980,000     5.750%, 2/15/22                                                              2/03 at 102        Aaa     15,633,727
----------------------------------------------------------------------------------------------------------------------------------
              Housing/Multifamily -- 9.1%
              New York State Finance Agency, Housing Project Mortgage Revenue Bonds,
              1996 Series A Refunding:
  5,750,000     6.100%, 11/01/15                                                             5/06 at 102        Aaa      6,234,495
  5,000,000     6.125%, 11/01/20                                                             5/06 at 102        Aaa      5,410,800
    645,000   New York State Housing Finance Agency, Multifamily Housing Revenue Bonds      11/99 at 102        Aaa        676,728
                (AMBAC Insured Program), 1989 Series A, 7.450%, 11/01/28
              New York State Urban Development Corporation, Section 236 Revenue Bonds,
              Series 1992A:
  3,850,000     6.700%, 1/01/12                                                              1/02 at 102        Aaa      4,239,312
  9,650,000     6.750%, 1/01/26                                                              1/02 at 102        Aaa     10,631,888
  5,000,000   Pass-Through Certificates of New York City HDC Multifamily Housing, Limited   11/03 at 100        Aaa      6,010,250
                Obligation Bonds, Series 1991A, 6.500%, 2/20/19

                     Portfolio of Investments
                     February 28, 1998
                     Nuveen New York Insured -- continued


 Principal                                                                            Optional Call                    Market
    Amount     Description                                                              Provisions*     Ratings**       Value
-----------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family -- 1.1%
$   60,000     State of New York Mortgage Agency, Mortgage Revenue Bonds, Eighth        1/00 at 100         Aaa    $   60,544
                 Series D, 8.375%, 10/01/17
   390,000     State of New York Mortgage Agency, Mortgage Revenue Bonds, Ninth         4/98 at 102         Aaa       398,436
                 Series E, 8.100%, 10/01/17
 3,500,000     State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,    10/03 at 102         Aaa     3,624,215
                 Series 29-C-1, 5.650%, 4/01/15
-----------------------------------------------------------------------------------------------------------------------------
               Long Term Care -- 0.9%
 1,000,000     Dormitory Authority of the State of New York, United Cerebral            7/02 at 102         Aaa     1,091,120
                 Palsey Association of Westchester County, Inc., Insured
                 Revenue Bonds, Series 1992, 6.200%, 7/01/12
               Dormitory Authority of the State of New York, Sarah Neuman Nursing
               Home, FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997:
 1,000,000       5.375%, 8/01/17                                                        8/07 at 102         Aaa     1,018,350
 1,000,000       5.450%, 8/01/27                                                        8/07 at 102         Aaa     1,024,760
-----------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- 7.4%
 1,000,000     City of Buffalo, New York, Refunding Serial Bonds-1991,                  1/01 at 101         Aaa     1,064,180
                 6.150%, 2/01/04
               Camden Central School District, Oneida County, New York,
               School District (Serial) Bonds, 1991:
   500,000       7.100%, 6/15/07                                                       No Opt. Call         Aaa       602,420
   600,000       7.100%, 6/15/08                                                       No Opt. Call         Aaa       731,568
   600,000       7.100%, 6/15/09                                                       No Opt. Call         Aaa       736,650
   275,000       7.100%, 6/15/10                                                       No Opt. Call         Aaa       339,446
   500,000     Greece Central School District, Monroe County, New York, General        No Opt. Call         Aaa       566,540
                 Obligation Bonds, School District (Serial) Bonds, 1992,
                 6.000%, 6/15/09
               Town of Halfmoon, Saratoga County, New York, Public Improvement
               (Serial) Bonds, 1991:
   385,000       6.500%, 6/01/09                                                       No Opt. Call         Aaa       455,216
   395,000       6.500%, 6/01/10                                                       No Opt. Call         Aaa       468,585
   395,000       6.500%, 6/01/11                                                       No Opt. Call         Aaa       469,505
               Middle Country Central School, District at Centereach in the
               Town of Brookhaven, Suffolk County, N.Y., School District
                 (Serial) Bonds, 1991:
   475,000       6.900%, 12/15/07                                                      No Opt. Call         Aaa       575,339
   475,000       6.900%, 12/15/08                                                      No Opt. Call         Aaa       578,598
               Mount Sinai Union Free School District, County of Suffolk,
               New York, School District Refunding (Serial) Bonds, 1992:
   500,000       6.200%, 2/15/15                                                       No Opt. Call         Aaa       577,440
 1,035,000       6.200%, 2/15/16                                                       No Opt. Call         Aaa     1,194,504
 1,500,000     County of Nassau, New York, General Obligation Serial Bonds,             8/04 at 103         Aaa     1,622,355
                 Serial General Improvement Bonds, Series O, 5.700%, 8/01/13
 1,020,000     City of New Rochelle, Westchester County, New York, General              8/04 at 102         Aaa     1,125,580
                 Obligation Bonds, Public Improvement Bonds, 1994 Series B,
                 6.200%, 8/15/22
 1,000,000     The City of New York, General Obligation Bonds, Fiscal 1992          8/02 at 101 1/2         Aaa     1,089,820
                 Series C, Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10


 Principal                                                                                 Optional Call                    Market
    Amount     Description                                                                    Provisions*  Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- continued

$   75,000     The City of New York, General Obligation Bonds, Fiscal 1992                   8/02 at 101 1/2   Aaa      $   82,892
                 Series C, 6.625%, 8/01/12

 1,590,000     City of Niagara Falls, Niagara County, New York, Public                       3/04 at 102       Aaa       1,810,644
                 Improvement (Serial) Bonds, 1994, 6.900%, 3/01/21

               Town of North Hempstead, Nassau County, New York, General
               Obligation Refunding Serial Bonds, 1992 Series B:
 1,500,000       6.375%, 4/01/09                                                            No Opt. Call       Aaa       1,745,595
 1,505,000       6.400%, 4/01/14                                                            No Opt. Call       Aaa       1,772,770

               NYACK Union Free School District, Rockland County, New York,
               School District Serial Bonds 1992:
   625,000       6.500%, 4/01/12                                                             4/02 at 102       Aaa         686,588
   625,000       6.500%, 4/01/13                                                             4/02 at 102       Aaa         686,588
   625,000       6.500%, 4/01/14                                                             4/02 at 102       Aaa         685,844

               Rensselaer County, New York, General Obligation Serial Bonds,
               Series 1991:
   960,000       6.700%, 2/15/13                                                            No Opt. Call       Aaa       1,158,883
   960,000       6.700%, 2/15/14                                                            No Opt. Call       Aaa       1,161,792
   960,000       6.700%, 2/15/15                                                            No Opt. Call       Aaa       1,163,760

               Rondout Valley Central School District at Accord, Ulster
               County, New York, General Obligation, School District
               (Serial) Bonds, 1991:
   550,000       6.800%, 6/15/06                                                            No Opt. Call       Aaa         644,078
   550,000       6.850%, 6/15/07                                                            No Opt. Call       Aaa         652,911
   550,000       6.850%, 6/15/08                                                            No Opt. Call       Aaa         659,934
   550,000       6.850%, 6/15/09                                                            No Opt. Call       Aaa         663,839
   550,000       6.850%, 6/15/10                                                            No Opt. Call       Aaa         666,771

   600,000     County of Suffolk, New York, General Obligation Refunding (Serial)            5/03 at 102       Aaa         651,798
                 Bonds, Public Improvement Refunding Bonds, 1993 Series B,
                 6.150%, 5/01/10
----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 10.9%

 2,500,000     Dormitory Authority of the State of New York, Mental Health Services          8/07 at 101       Aaa       2,475,550
                 Facilities Improvement Revenue Bonds, Series 1997D, 5.125%, 8/15/27

 2,300,000     Empire Development Corporation, New York State Urban                          1/06 at 102       Aaa       2,342,964
                 Development Corporation, Correctional Capital Facilities Revenue
                 Bonds, Series 6, 5.375%, 1/01/25

 3,280,000     New York Local Government Assistance Corporation                               4/04 at 100       Aaa       3,201,936
                 (A Public Benefit Corporation of the State of New York), Series 1993 B,
                 Refunding Bonds, 5.000%, 4/01/23

 2,000,000     New York Local Government Assistance Corporation (A Public Benefit            4/03 at 102       Aaa       1,954,360
                 Corporation of the State of New York), Series 1993C Refunding Bonds,
                 5.000%, 4/01/21

 6,145,000     New York State Medical Care Facilities Finance Agency, Mental                 12/02 at 102       Aaa       6,690,307
                 Health Services Facilities, Improvement Revenue Bonds, 1992 Series A,
                 6.375%, 8/15/17

 2,815,000     New York State Medical Care Facilities Finance Agency, Mental                 2/02 at 102       Aaa       3,052,136
                 Health Services Facilities, Improvement Revenue Bonds, 1992 Series B,
                 6.250%, 8/15/18

 1,000,000     New York State Medical Care Facilities Finance Agency, Mental                 8/04 at 102       Aaa       1,088,990
                 Health Services Facilities, Improvement Revenue Bonds, 1994 Series D,
                 6.150%, 2/15/15

 2,000,000     New York State Medical Care Facilities Finance Agency, Mental                 2/04 at 102       Aaa       1,997,440
                 Health Services Facilities, Improvement Revenue Bonds, 1993 Series F
                 Refunding, 5.250%, 2/15/19

                             Portfolio of Investments
                             February 28, 1998
                             Nuveen New York Insured -- continued


  Principal                                                                                Optional Call                      Market
     Amount    Description                                                                    Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- continued

 $4,000,000    New York State Urban Development Corporation Revenue Bonds (Sports            4/06 at 102          Aaa     $4,137,560
                Facility Assistance Program), 1996 Series A, 5.500%, 4/01/19
  2,500,000    Battery Park City Authority, Senior Revenue Refunding Bonds,                 11/03 at 102          Aaa      2,517,075
                Series 1993A, 5.250%, 11/01/17
  1,000,000    Metropolitan Transportation Authority, Transit Facilities Service             7/98 at 102          Aaa      1,032,450
                Contract Bonds, Series L, 7.500%, 7/01/17
  8,650,000    Triborough Bridge and Tunnel Authority, Special Obligation Refunding          1/01 at 102          Aaa      9,397,879
                Bonds, Series 1991B, 6.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 7.4%

  7,300,000    New York State Thruway Authority, General Revenue Bonds, Series A,            1/02 at 102          Aaa      7,615,287
                5.750%, 1/01/19
  2,250,000    Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System             1/05 at 101          Aaa      2,369,363
                Revenue Bonds, Series 1995, 5.750%, 1/01/25
  4,000,000    Metropolitan Transportation Authority, Commuter Facilities                    7/05 at 101          Aaa      4,205,560
                Subordinated Revenue Bonds, Series 1995-1 (Grand Central Terminal
                Redevelopment Project), 5.700%, 7/01/24
  3,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue        7/07 at 101 1/2          Aaa      3,195,480
                Bonds, Series 1997A, 5.750%, 7/01/21
  3,500,000    Metropolitan Transportation Authority, Commuter Facilities Revenue            7/07 at 101          Aaa      3,428,915
                Bonds, Series 1997E, 5.000%, 7/01/21
  3,000,000    The Port Authority of New York and New Jersey, Special Project Bonds,        12/07 at 100          Aaa      3,160,020
                Series 6, JFK International Air Terminal LLC Project, 5.750%, 12/01/25
                (Alternative Minimum Tax)
  2,750,000    Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,    1/02 at 101 1/2          Aaa      2,994,035
                Series X, 6.500%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 22.8%

  1,490,000    Dormitory Authority of the State of New York, United Health Services,         2/00 at 102          AAA      1,613,193
                Inc., FHA-Insured Mortgage Revenue Bonds, Series 1989, 7.350%, 8/01/29
                (Pre-refunded to 2/01/00)
  1,200,000    Dormitory Authority of the State of New York, State University                5/00 at 102          Aaa      1,307,712
                Educational Facilities, Revenue Bonds, Series 1989B, 7.250%, 5/15/15
                (Pre-refunded to 5/15/00)
  1,000,000    Dormitory Authority of the State of New York, Manhattanville College,         7/00 at 102          Aaa      1,099,170
                Insured Revenue Bonds, Series 1990, 7.500%, 7/01/22
                (Pre-refunded to 7/01/00)
  6,295,000    Dormitory Authority of the State of New York, City University System,         7/00 at 102          Aaa      6,919,275
                Consolidated Second General Resolution Revenue Bonds, Series 1990F,
                7.500%, 7/01/20 (Pre-refunded to 7/01/00)
  2,500,000    Dormitory Authority of the State of New York, Cooper Union, Insured           7/01 at 102          Aaa      2,791,300
                Revenue Bonds, Series 1990, 7.200%, 7/01/20
                (Pre-refunded to 7/01/01)
  1,200,000    Dormitory Authority of the State of New York, State University                5/00 at 102          Aaa      1,301,400
                Educational Facilities Revenue Bonds, Series 1990C, 7.000%, 5/15/18
                (Pre-refunded to 5/15/00)


  Principal                                                                               Optional Call                       Market
     Amount     Description                                                                  Provisions*      Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- continued

 $2,000,000     Dormitory Authority of the State of New York, State University              5/00 at 100           Aaa    $ 2,112,080
                 Educational Facilities, Revenue Bonds, Series 1990A, 6.500%, 5/15/19
                 (Pre-refunded to 5/15/00)
  1,000,000     Dormitory Authority of the State of New York, Fordham University,           7/00 at 102           Aaa      1,092,510
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15
                 (Pre-refunded to 7/01/00)
      5,000     New York Medical Care Facilities Finance Agency, Mental Health              2/02 at 102           Aaa          5,501
                 Services Facilities Improvement Revenue Bonds, 1992
                 Series A, 6.375%, 8/15/17 (Pre-refunded to 2/15/02)
  1,500,000     New York State Medical Care Facilities Finance Agency, Hospital             2/99 at 102         AA***      1,580,280
                 and Nursing Home, FHA-Insured Mortgage Revenue Bonds, 1989
                 Series A, 7.250%, 2/15/24 (Pre-refunded to 2/15/99)
  1,300,000     New York State Medical Care Facilities Finance Agency, St.                  2/00 at 102           Aaa      1,410,630
                 Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage Revenue Bonds,
                 1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)
  7,000,000     New York State Medical Care Facilities Finance Agency, New York             2/05 at 102           Aaa      8,152,900
                 Hospital, FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.800%, 8/15/24 (Pre-refunded to 2/15/05)
  1,500,000     New York State Urban Development Corporation, Correctional Capital          1/00 at 102           Aaa      1,618,530
                 Facilities Revenue Bonds, Series G, 7.250%, 1/01/14
                 (Pre-refunded to 1/01/00)
  2,000,000     New York State Urban Development Corporation, Correctional Capital          1/00 at 102           Aaa      2,166,840
                 Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)
    575,000     New York State Urban Development Corporation, Correctional Capital          1/00 at 102           Aaa        617,901
                 Facilities Revenue Bonds, Series G, 7.000%, 1/01/17
  1,295,000     Power Authority of the State of New York, General Purpose Bonds,            1/02 at 102           Aaa      1,429,266
                 Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)
  1,000,000     Erie County Water Authority (New York), Water Works System Revenue         12/09 at 100           Aaa      1,179,630
                 Bonds, Series 1990B, 6.750%, 12/01/14
 10,340,000     Metropolitan Transportation Authority, Transit Facilities Revenue           7/02 at 102           Aaa     11,515,141
                 Bonds, Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)
                Public Improvement Serial Bonds 1992, County of Monroe, New York,
                General Obligation Bonds:
    375,000      6.500%, 6/01/15 (Pre-refunded to 6/01/01)                                  6/01 at 102           Aaa        410,141
    375,000      6.500%, 6/01/16 (Pre-refunded to 6/01/01)                                  6/01 at 102           Aaa        410,141
    350,000      6.500%, 6/01/17 (Pre-refunded to 6/01/01)                                  6/01 at 102           Aaa        382,799
  3,725,000     Montgomery, Otsego, Schoharie, Solid Waste Management Authority,            1/00 at 103           Aaa      4,054,067
                 Solid Waste System Revenue Bonds, Series 1990, 7.250%, 1/01/14
                 (Pre-refunded to 1/01/00)
                Mount Sinai Union Free School District, Suffolk County, New York,
                School District (Serial) Bonds, 1989:
  1,000,000      7.250%, 2/15/15 (Pre-refunded to 2/15/00)                                  2/00 at 102           Aaa      1,082,540
  1,000,000      7.250%, 2/15/17 (Pre-refunded to 2/15/00)                                  2/00 at 102           Aaa      1,082,540
  3,000,000     The City of New York, General Obligation Bonds, Fiscal 1992             8/02 at 101 1/2           Aaa      3,303,300
                 Series C, Fixed Rate Bonds, 6.250%, 8/01/10
                 (Pre-refunded to 8/01/02)
  2,000,000     The City of New York, General Obligation Bonds, Fiscal 1990                10/99 at 100           Aaa      2,099,280
                 Series B, 7.000%, 10/01/16

                   Portfolio of Investments
                   February 28, 1998
                   Nuveen New York Insured--continued



 Principal                                                                                 Optional Call                Market
    Amount    Description                                                                    Provisions*  Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed -- continued

$1,300,000    The City of New York, General Obligation Bonds, Fiscal 1990                   10/99 at 100      Aaa   $1,364,532
                Series B, 7.000%, 10/01/15

              The City of New York, General Obligation Bonds, Fiscal 1990
              Series B:
 1,025,000      7.000%, 10/01/17                                                            10/99 at 100      Aaa    1,075,881
   310,000      7.000%, 10/01/18                                                            10/99 at 100      Aaa      325,388

 1,000,000    New York City Municipal Water Finance Authority, Water and                 6/00 at 101 1/2      Aaa    1,087,700
                Sewer System Revenue Bonds, Fiscal 1991 Series A, 7.250%,
                6/15/15 (Pre-refunded to 6/15/00)

 2,000,000    New York City Municipal Water Finance Authority, Water and                     6/01 at 101      Aaa    2,186,820
                Sewer Revenue Bonds, Fiscal 1992 Series A, 6.750%,
                6/15/16 (Pre-refunded to 6/15/01)

 1,000,000    New York City Transit Authority, Transit Facilities Revenue                    1/00 at 102      Aaa    1,083,420
                Bonds, Series 1990 (Livingston Plaza Project), 7.500%,
                1/01/20 (Pre-refunded to 1/01/00)

 2,200,000    The Trust for Cultural Resources of The City of New York,                      4/01 at 102      Aaa    2,422,992
                Revenue Refunding Bonds, Series 1991A (The American Museum
                of Natural History), 6.900%, 4/01/21 (Pre-refunded to 4/01/01)

 5,725,000    Niagara Falls Bridge Commission, Toll Bridge System Revenue                   10/02 at 102      Aaa    6,314,732
                Bonds, Series 1992, 6.125%, 10/01/19 (Pre-refunded to 10/01/02)

              Town of North Hempstead, Nassau County, New York, Public
              Improvement (Serial) Bonds, 1991, Series B, Unlimited Tax:
   425,000      6.800%, 6/01/10 (Pre-refunded to 6/01/00)                                    6/00 at 102      Aaa      459,773
   425,000      6.800%, 6/01/11 (Pre-refunded to 6/01/00)                                    6/00 at 102      Aaa      459,773

 1,000,000    County of Suffolk, New York, General Obligation Refunding                      4/00 at 102      Aaa    1,079,290
                (Serial) Bonds, Public Improvement Refunding Bonds, 1993
                Series B, 6.900%, 4/01/01 (Pre-refunded to 4/01/00)

 2,000,000    Triborough Bridge and Tunnel Authority, General Purpose                        1/01 at 102      Aaa    2,196,260
                Revenue Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded
                to 1/01/01)

 1,175,000    Triborough Bridge and Tunnel Authority, General Purpose                    1/01 at 101 1/2      Aaa    1,285,050
                Revenue Bonds, Series S, 7.000%, 1/01/21 (Pre-refunded
                to 1/01/01)

 1,750,000    City of Yonkers, New York, General Obligation School Bonds                    12/00 at 102      Aaa    1,941,240
                1990-C, 7.375%, 12/01/09 (Pre-refunded to 12/01/00)

------------------------------------------------------------------------------------------------------------------------------
              Utilities--0.9%

 2,500,000    New York Energy Research and Development Authority, Pollution                 10/99 at 103      Aaa    2,692,850
                Control Revenue Bonds (Central Hudson Gas and Electric
                Corporation Project), 1984 Series B, 7.375%, 10/01/14

   705,000    Power Authority of the State of New York, General Purpose                      1/02 at 102      Aaa      769,240
                Bonds, Series Z, 6.500%, 1/01/19

------------------------------------------------------------------------------------------------------------------------------
              Water and Sewer--8.9%

 1,450,000    New York State Environmental Facilities Corporation, State Water                 6/00 at 102    Aaa    1,557,314
                Pollution Control, Revolving Fund Revenue Bonds, Series 1990 C
                (Pooled Loan Issue), 7.200%, 3/15/11

   280,000    Albany, New York, Municipal Water Finance Authority, Water and                   12/98 at 102   Aaa      293,198
                Sewer System Revenue Bonds, Series 1988A, 7.500%, 12/01/17



              23


   Principal                                                                     Optional Call                   Market
      Amount   Description                                                          Provisions*   Ratings**       Value
------------------------------------------------------------------------------------------------------------------------
               Water and Sewer -- continued

$  8,385,000   Buffalo Municipal Water Finance Authority, Water System             7/03 at 102        Aaa   $  8,824,876
                Revenue Bonds, Series 1992, 5.750%, 7/01/19

   1,250,000   New York City Municipal Water Finance Authority, Water and          6/01 at 101        Aaa      1,354,850
                 Sewer System Revenue Bonds, Fiscal 1992 Series A, 6.750%,
                 6/15/16

               New York City Municipal Water Finance Authority, Water and
               Sewer System Revenue Bonds, Fiscal 1993 Series A:

   2,765,000    5.750%, 6/15/18                                                6/02 at 101 1/2        Aaa      2,880,217

   4,650,000    5.500%, 6/15/20                                                    6/02 at 100        Aaa      4,727,794

   7,000,000   New York City Municipal Water Finance Authority, Water and          6/06 at 101        Aaa      7,444,990
                Sewer System Revenue Bonds, Fiscal 1996 Series B,
                5.750%, 6/15/26

   1,000,000   New York City Municipal Water Finance Authority, Water and          6/07 at 101        Aaa        979,700
                Sewer System Revenue Bonds, Fiscal 1998 Series D,
                5.000%, 6/15/21

   1,000,000   Suffolk County Industrial Development Agency (Suffolk County,       2/04 at 101        Aaa      1,005,220
                New York), Suffolk County Southwest Sewer System Revenue
                Bonds, Series 1994, 4.750%, 2/01/09

   3,700,000   Suffolk County Water Authority, New York, New York, Water           6/03 at 102        Aaa      3,641,280
                 System Revenue Bonds, Series 1994, 5.000%, 6/01/17
------------------------------------------------------------------------------------------------------------------------
$336,865,000   Total Investments -- (cost $329,859,207) -- 98.4%                                             361,029,620
============------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities -- 0.9%

$  1,000,000   The City of New York, General Obligation Bonds, Fiscal                              VMIG-1      1,000,000
                1995 Series B, Variable Rate Demand Bonds, 3.600%, 8/15/05+

     700,000   New York City Industrial Development Agency, Revenue Bonds,                           A-1+        700,000
                Series 1989 Audubon Society -- Variable Rate Demand Bonds,
                3.650%, 12/01/14+

   1,500,000   Dormitory Authority of the State of New York, Cornell University                    VMIG-1      1,500,000
                Revenue Bonds, Series 1990B, Variable Rate Demand Bonds,
                3.650%, 7/01/25+
------------------------------------------------------------------------------------------------------------------------
$  3,200,000   Total Temporary Investments -- 0.9%                                                             3,200,000
============------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 0.7%                                                           2,430,358
               ---------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                           $366,659,978
               =========================================================================================================

               All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.
24


Statement of Net Assets
February 28, 1998

                                                                    Nuveen Flagship   Nuveen New York
                                                                           New York           Insured
-----------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)          $245,115,569      $361,029,620
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)             1,000,000         3,200,000
Cash                                                                        245,430           666,717
Receivables:
  Interest                                                                2,901,498         3,981,564
  Shares sold                                                               338,215           170,008
Other assets                                                                 62,025           185,847
-----------------------------------------------------------------------------------------------------
     Total assets                                                       249,662,737       369,233,756
-----------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                          --           981,542
  Shares redeemed                                                           193,869           291,575
Accrued expenses:
  Management fees (note 6)                                                   22,507           150,967
  12b-1 distribution and service fees (notes 1 and 6)                        18,377            12,065
  Other                                                                      55,681            70,912
Dividends payable                                                           647,952         1,066,717
-----------------------------------------------------------------------------------------------------
     Total liabilities                                                      938,386         2,573,778
-----------------------------------------------------------------------------------------------------
Net assets (note 7)                                                    $248,724,351      $366,659,978
=====================================================================================================
Class A Shares (note 1)
Net assets                                                             $ 78,038,462      $ 44,720,864
Shares outstanding                                                        7,113,543         4,158,049
Net asset value and redemption price per share                         $      10.97      $      10.76
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                     $      11.45      $      11.23
=====================================================================================================
Class B Shares (note 1)
Net assets                                                             $  4,311,083      $  5,982,005
Shares outstanding                                                          392,685           556,042
Net asset value, offering and redemption price per share               $      10.98      $      10.76
=====================================================================================================
Class C Shares (note 1)
Net assets                                                             $  6,232,738      $  2,309,737
Shares outstanding                                                          566,319           214,989
Net asset value, offering and redemption price per share               $      11.01      $      10.74
=====================================================================================================
Class R Shares (note 1)
Net assets                                                             $160,142,068      $313,647,372
Shares outstanding                                                       14,555,495        29,159,816
Net asset value, offering and redemption price per share               $      11.00      $      10.76
=====================================================================================================


                                 See accompanying notes to financial statements.


Statement of Operations
Year ended February 28, 1998

                                                                   Nuveen Flagship     Nuveen New York
                                                                          New York             Insured
------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                    $14,147,980         $21,023,934
------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                 1,274,133           1,929,254
12b-1 service fees -- Class A (notes 1 and 6)                              146,006              79,903
12b-1 distribution and service fees -- Class B (notes 1 and 6)              18,117              27,910
12b-1 distribution and service fees -- Class C (notes 1 and 6)              37,940              16,700
Shareholders' servicing agent fees and expenses                            180,465             299,519
Custodian's fees and expenses                                               68,593              82,552
Trustees' fees and expenses (note 6)                                         6,807               7,225
Professional fees                                                            8,774              16,485
Shareholders' reports -- printing and mailing expenses                      83,413              71,770
Federal and state registration fees                                         16,939               2,792
Portfolio insurance expense                                                     --               9,714
Other expenses                                                              11,242              23,035
------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                              1,852,429           2,566,859
 Expense reimbursement (note 6)                                           (317,918)                 --
------------------------------------------------------------------------------------------------------
Net expenses                                                             1,534,511           2,566,859
------------------------------------------------------------------------------------------------------
Net investment income                                                   12,613,469          18,457,075
------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)             661,126             619,011
Net change in unrealized appreciation or depreciation
 of investments                                                          9,051,117           8,290,299
------------------------------------------------------------------------------------------------------
Net gain from investments                                                9,712,243           8,909,310
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             $22,325,712         $27,366,385
======================================================================================================



                                 See accompanying notes to financial statements.

              Statement of Changes in Net Assets

                                                                    Nuveen Flagship New York      Nuveen New York Insured
                                                                  --------------------------------------------------------
                                                                   Year ended     Year ended     Year ended     Year ended
                                                                      2/28/98        2/28/97*       2/28/98        2/28/97
--------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                            $ 12,613,469   $  9,771,158   $ 18,457,075   $ 18,870,727
Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                      661,126     (1,010,261)       619,011     (1,461,177)
Net change in unrealized appreciation or depreciation
 of investments                                                     9,051,117        692,933      8,290,299     (2,674,004)
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         22,325,712      9,453,830     27,366,385     14,735,546
--------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                           (3,875,640)    (1,237,906)    (2,006,721)    (1,495,702)
 Class B                                                              (83,036)          (239)      (123,259)        (4,068)
 Class C                                                             (239,478)       (45,573)       (99,554)       (88,657)
 Class R                                                           (8,443,262)    (8,581,033)   (16,348,358)   (17,106,737)
From accumulated net realized gains from
 investment transactions:
 Class A                                                                   --        (75,072)            --             --
 Class B                                                                   --             --             --             --
 Class C                                                                   --         (3,076)            --             --
 Class R                                                                   --       (571,338)            --             --
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (12,641,416)   (10,514,237)   (18,577,892)   (18,695,164)
--------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization
 of Flagship New York (note 1)                                             --     52,756,095             --             --
Net proceeds from sale of shares                                   30,298,985     17,906,845     28,258,045     27,322,062
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                               7,761,760      7,344,275     13,010,796     13,233,860
--------------------------------------------------------------------------------------------------------------------------
                                                                   38,060,745     78,007,215     41,268,841     40,555,922
--------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (27,382,856)   (19,737,885)   (41,856,071)   (47,601,839)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                                      10,677,889     58,269,330       (587,230)    (7,045,917)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                              20,362,185     57,208,923      8,201,263    (11,005,535)
Net assets at the beginning of year                               228,362,166    171,153,243    358,458,715    369,464,250
--------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $248,724,351   $228,362,166   $366,659,978   $358,458,715
==========================================================================================================================
Balance of undistributed net investment
 income at end of year                                           $      5,278   $     33,225   $    114,194   $    235,011
==========================================================================================================================

* Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York (see note 1).

                                 See accompanying notes to financial statements.

              Notes to Financial Statements
              February 28, 1998


              1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New York Municipal Bond Fund ("Nuveen Flagship New York") and the Nuveen New York Insured Municipal Bond Fund ("Nuveen New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Nuveen New York Tax-Free Value Fund ("Nuveen New York") and Flagship New York Tax Exempt Fund ("Flagship New York") reorganized into Nuveen Flagship New York. Nuveen New York Insured Tax-Free Value Fund ("Nuveen New York Insured") was reorganized into the Trust and renamed Nuveen New York Insured Municipal Bond Fund. Prior to these reorganizations, Nuveen New York was a series of the Nuveen Tax-Free Bond Fund, Inc., Flagship New York was a sub-trust of the Flagship Tax Exempt Funds Trust, and Nuveen New York Insured was a series of Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end management investment company.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

              Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

              Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, the Funds had no such outstanding purchase commitments.

              Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

              Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income and net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

              February 28, 1998


              Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended February 28, 1998, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

              Insurance

Nuveen New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, gives the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

              Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

              Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1998.

              Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.


              2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                           Nuveen Flagship New York
                                                                          ------------------------------------------------------
                                                                               Year ended 2/28/98         Year ended 2/28/97*
                                                                          ------------------------------------------------------
                                                                              Shares         Amount        Shares         Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Flagship New York:
 Class A                                                                          --   $         --     4,801,915    $50,302,455
 Class B                                                                          --             --            --             --
 Class C                                                                          --             --       233,553      2,453,640
 Class R                                                                          --             --            --             --
Shares sold:
 Class A                                                                   1,192,340     12,830,429       800,235      8,359,824
 Class B                                                                     400,533      4,306,773        12,680        134,014
 Class C                                                                     254,474      2,741,394        98,523      1,037,778
 Class R                                                                     963,440     10,420,389       801,691      8,375,229
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                     152,051      1,627,414        65,006        681,196
 Class B                                                                       3,386         36,761            --             --
 Class C                                                                       9,491        102,142         2,391         25,145
 Class R                                                                     558,993      5,995,443       632,056      6,637,934
--------------------------------------------------------------------------------------------------------------------------------
                                                                           3,534,708     38,060,745     7,448,050     78,007,215
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                  (1,038,824)   (11,085,975)     (342,219)    (3,580,581)
 Class B                                                                     (22,971)      (250,548)         (943)        (9,996)
 Class C                                                                     (73,153)      (789,011)      (19,687)      (205,801)
 Class R                                                                  (1,424,412)   (15,257,322)   (1,525,270)   (15,941,507)
--------------------------------------------------------------------------------------------------------------------------------
                                                                          (2,559,360)   (27,382,856)   (1,888,119)   (19,737,885)
--------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                 975,348   $ 10,677,889     5,559,931   $ 58,269,330
================================================================================================================================
* Information represents 11 months of Nuveen New York and one month of Nuveen
  Flagship New York (see note 1).

                                                                                          Nuveen New York Insured
                                                                            ----------------------------------------------------
                                                                               Year ended 2/28/98           Year ended 2/28/97
                                                                            ----------------------------------------------------
                                                                              Shares         Amount        Shares         Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   1,218,422    $12,894,251     1,504,805   $ 15,621,977
 Class B                                                                     440,390      4,686,122       121,801      1,283,684
 Class C                                                                      36,490        382,197       132,904      1,375,391
 Class R                                                                     970,440     10,295,475       871,126      9,041,010
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                     124,699      1,317,874       100,648      1,049,380
 Class B                                                                       2,936         31,367            --             --
 Class C                                                                       6,978         73,631         6,232         64,963
 Class R                                                                   1,097,334     11,587,924     1,163,086     12,119,517
--------------------------------------------------------------------------------------------------------------------------------
                                                                           3,897,689     41,268,841     3,900,602     40,555,922
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                    (610,560)    (6,423,983)     (512,407)    (5,315,448)
 Class B                                                                      (9,085)       (96,502)           --             --
 Class C                                                                     (20,702)      (219,749)      (76,002)      (797,045)
 Class R                                                                  (3,324,737)   (35,115,837)   (3,991,732)   (41,489,346)
--------------------------------------------------------------------------------------------------------------------------------
                                                                          (3,965,084)   (41,856,071)   (4,580,141)   (47,601,839)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                      (67,395)  $   (587,230)     (679,539)   $(7,045,917)
================================================================================================================================

              February 28, 1998

              3. Distributions to Shareholders

On March 9, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1998, to shareholders of record on March 9, 1998, as follows:

                                                      Nuveen Flagship      Nuveen New York
                                                             New York              Insured
              ----------------------------------------------------------------------------
              Dividend per share:
                Class A                                        $.0475               $.0445
                Class B                                         .0405                .0375
                Class C                                         .0425                .0395
                Class R                                         .0490                .0460
              ============================================================================

              4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1998, were as follows:

                                                         Nuveen Flagship      Nuveen New York
                                                                New York              Insured
              -------------------------------------------------------------------------------
              Purchases:
                Investments in municipal securities          $77,460,357          $59,963,155
                Temporary municipal investments               29,600,000           39,300,000
              Sales:
                Investments in municipal securities           68,790,806           61,051,548
                Temporary municipal investments               28,600,000           37,700,000
              ===============================================================================

At February 28, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1998, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                             Nuveen Flagship      Nuveen New York
                                                    New York              Insured
              -------------------------------------------------------------------
              Expiration year:
                2004                              $1,234,100             $      -
                2005                                       -              924,758
              -------------------------------------------------------------------
              Total                               $1,234,100             $924,758
              ===================================================================

              5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1998, were as follows:

                                             Nuveen Flagship       Nuveen New York
                                                    New York               Insured
              --------------------------------------------------------------------
              Gross unrealized:
                appreciation                     $21,577,351           $31,222,332
                depreciation                        (111,903)              (51,919)
              --------------------------------------------------------------------
              Net unrealized appreciation        $21,465,448           $31,170,413
              ====================================================================

              6. Management Fee and Other Transactions with Affiliates

Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

              Average daily net asset value      Management fee
              -------------------------------------------------
              For the first $125 million            .5500 of 1%
              For the next $125 million             .5375 of 1
              For the next $250 million             .5250 of 1
              For the next $500 million             .5125 of 1
              For the next $1 billion               .5000 of 1
              For net assets over $2 billion        .4750 of 1
              ================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Nuveen Flagship New York and .975 of 1% of the average daily net asset value of Nuveen New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $366,500 and $307,800 for Nuveen Flagship New York and Nuveen New York Insured, respectively, of which approximately $306,800 and $259,600, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1998, the Distributor compensated authorized dealers directly with approximately $192,800 and $209,000, in common advances at the time of purchase for Nuveen Flagship New York and Nuveen New York Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 1998, the Distributor retained approximately $42,500 and $33,500 in such 12b-1 fees for Nuveen Flagship New York and Nuveen New York Insured, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $13,400 and $3,800 of CDSC on share redemptions for Nuveen Flagship New York and Nuveen New York Insured, respectively, during the fiscal year ended February
28, 1998.

              7.  Composition of Net Assets

At February 28, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                   Nuveen Flagship   Nuveen New York
                                                                                          New York           Insured
              ------------------------------------------------------------------------------------------------------
              Capital paid-in                                                         $228,487,725      $336,300,129
              Balance of undistributed net investment income                                 5,278           114,194
              Accumulated net realized gain (loss) from investment transactions         (1,234,100)         (924,758)
              Net unrealized appreciation of investments                                21,465,448        31,170,413
              ------------------------------------------------------------------------------------------------------
              Net assets                                                              $248,724,351      $366,659,978
              ======================================================================================================


              Financial Highlights

              Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                      Operating performance          Less distributions
                                          ------------------------     ---------------------------



                                                               Net
NUVEEN FLAGSHIP NEW YORK            Net               realized and      Dividends                       Net     Total
                                  asset                 unrealized      from tax-                     asset    return
                                  value          Net   gain (loss)     exempt net    Distributions    value    on net
Year ended                    beginning   investment          from     investment     from capital   end of     asset
February 28/29,               of period   income (a)   investments         income            gains   period  value(b)
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)**
 1998                            $10.53        $.57         $ .44           $(.57)          $  --    $10.97      9.84%
 1997                             10.61         .59          (.07)           (.56)           (.04)    10.53      5.07
 1996                             10.12         .56           .48            (.55)             --     10.61     10.52
 1995 (c)                         10.23         .28          (.07)           (.27)           (.05)    10.12      2.21

Class B (2/97)
 1998                             10.53         .49           .45            (.49)             --     10.98      9.10
 1997 (c)                         10.48         .05           .04            (.04)             --     10.53       .87

Class C (9/94)**
 1998                             10.56         .51           .45            (.51)             --     11.01      9.31
 1997                             10.64         .55          (.11)           (.48)           (.04)    10.56      4.31
 1996                             10.11         .48           .53            (.48)             --     10.64     10.13
 1995 (c)                         10.11         .23           .04            (.22)           (.05)    10.11      2.80

Class R (12/86)**
 1998                             10.55         .59           .45            (.59)             --     11.00     10.11
 1997                             10.64         .59          (.05)           (.59)           (.04)    10.55      5.26
 1996                             10.15         .58           .49            (.58)             --     10.64     10.80
 1995                             10.72         .58          (.53)           (.57)           (.05)    10.15       .75
 1994                             10.61         .58           .16            (.58)           (.05)    10.72      7.10
 1993                              9.88         .60           .81            (.60)           (.08)    10.61     14.79
 1992 (d)                          9.82         .16           .06            (.16)             --      9.88      2.21
 1991 (e)                          9.38         .63           .44            (.63)             --      9.82     11.79
 1990 (e)                          9.56         .63          (.18)           (.63)             --      9.38      4.92
 1989 (e)                          9.18         .63           .38            (.63)             --      9.56     11.34
=====================================================================================================================

             *  Annualized.

            ** Information included prior to the fiscal year ended February 28, 1997, reflects the financial highlights of Nuveen New York.

           (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

           (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

           (c)  From commencement of class operations as noted.

           (d)  For the three months ended February 29.

           (e)  For the fiscal year ended November 30.







                           Ratios/Supplemental data
----------------------------------------------------------------------------------------
                                        Ratio                          Ratio
                                       of net                         of net
                   Ratio of        investment          Ratio of   investment
                   expenses         income to          expenses    income to
                 to average           average        to average      average
    Net assets   net assets        net assets        net assets   net assets
        end of       before            before             after        after   Portfolio
        period   reimburse-        reimburse-        reimburse-   reimburse-    turnover
(in thousands)         ment              ment          ment (a)     ment (a)        rate
----------------------------------------------------------------------------------------

      $ 78,038          .90%             5.14%              .77%        5.27%         30%
        71,676          .95              5.39               .89         5.45          37
        15,732         1.02              5.28               .99         5.31          47
         3,189         1.56*             5.31*             1.00*        5.87*         29


         4,311         1.67              4.32              1.50         4.49          30
           124         1.65*             5.86*             1.44*        6.07*         37


         6,233         1.46              4.57              1.32         4.71          30
         3,965         1.64              4.73              1.57         4.80          37
           646         1.99              4.29              1.73         4.55          47
            86         7.97*            (1.06)*            1.75*        5.16*         29


       160,142          .70              5.34               .57         5.47          30
       152,598          .71              5.55               .69         5.57          37
       154,776          .76              5.55               .74         5.57          47
       149,454          .74              5.79               .74         5.79          29
       146,297          .78              5.30               .75         5.33          15
       107,146          .84              5.75               .75         5.84          12
        66,491          .75*             6.27*              .75*        6.27*         16
        59,351          .79              6.46               .75         6.50          19
        44,347          .81              6.59               .75         6.65          51
        29,040          .98              6.40               .75         6.63          85
========================================================================================

              Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                                 Operating performance          Less distributions
                                                    --------------------------    ---------------------------

                                                                           Net
NUVEEN NEW YORK INSURED                      Net                  realized and     Dividends                         Net      Total
                                           asset                    unrealized     from tax-                        asset    return
                                           value           Net     gain (loss)    exempt net    Distributions       value    on net
Year ended                             beginning    investment            from    investment     from capital      end of     asset
February 28/29,                        of period    income (a)     investments        income            gains      period  value(b)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 1998                                     $10.50          $.53           $ .26         $(.53)        $     --      $10.76      7.76%
 1997                                      10.61           .55            (.14)         (.52)              --       10.50      4.02
 1996                                      10.15           .52             .49          (.52)            (.03)**    10.61     10.19
 1995 (c)                                  10.16           .25             .04          (.26)            (.04)      10.15      3.01
Class B (2/97)
 1998                                      10.50           .45             .26          (.45)              --       10.76      6.96
 1997 (c)                                  10.53           .03            (.02)         (.04)              --       10.50       .07
Class C (9/94)
 1998                                      10.48           .47             .26          (.47)              --       10.74      7.16
 1997                                      10.61           .47            (.16)         (.44)              --       10.48      3.06
 1996                                      10.12           .44             .53          (.45)            (.03)**    10.61      9.71
 1995 (c)                                  10.03           .21             .13          (.21)            (.04)      10.12      3.53
Class R (12/86)
 1998                                      10.49           .55             .27          (.55)              --       10.76      8.04
 1997                                      10.61           .55            (.13)         (.54)              --       10.49      4.15
 1996                                      10.15           .55             .49          (.55)            (.03)**    10.61     10.51
 1995                                      10.63           .56            (.44)         (.56)            (.04)      10.15      1.37
 1994                                      10.62           .55             .03          (.54)            (.03)      10.63      5.57
 1993                                       9.78           .57             .84          (.56)            (.01)      10.62     14.96
 1992                                       9.32           .59             .47          (.60)              --        9.78     11.66
 1991                                       9.25           .60             .07          (.60)              --        9.32      7.61
 1990                                       9.06           .60             .19          (.60)              --        9.25      8.75
 1989                                       9.10           .59            (.04)         (.59)              --        9.06      6.37
===================================================================================================================================

              *  Annualized.

             ** The amounts shown include distribution in excess of capital gains of $.0024 per share.

             (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

             (c) From commencement of class operations as noted.

                                        Ratios/Supplemental data
-------------------------------------------------------------------------------------------------------
                                    Ratio of net
                       Ratio of       investment             Ratio of         Ratio of net
                    expenses to        income to          expenses to    investment income
    Net assets      average net      average net          average net       to average net    Portfolio
 end of period    assets before    assets before         assets after     net assets after     turnover
(in thousands)    reimbursement    reimbursement    reimbursement (a)    reimbursement (a)         rate
-------------------------------------------------------------------------------------------------------
      $ 44,721              .88%            4.98%                 .88%                4.98%          17%
        24,747              .92             5.04                  .92                 5.04           29
         7,258              .93             4.97                  .93                 4.97           17
         1,279             1.13*            5.33*                1.05*                5.41*          11

         5,982             1.65             4.24                 1.65                 4.24           17
         1,279             1.64*            5.17*                1.64*                5.17*          29

         2,310             1.43             4.43                 1.43                 4.43           17
         2,015             1.67             4.28                 1.67                 4.28           29
         1,369             1.69             4.21                 1.69                 4.21           17
           285             2.32*            4.13*                1.80*                4.65*          11

       313,647              .68             5.18                  .68                 5.18           17
       319,208              .68             5.28                  .68                 5.28           29
       343,348              .67             5.26                  .67                 5.26           17
       345,121              .65             5.57                  .65                 5.57           11
       388,176              .68             5.11                  .68                 5.11            5
       314,877              .73             5.56                  .73                 5.56            6
       167,048              .69             6.08                  .69                 6.08            4
        80,484              .73             6.46                  .73                 6.46           13
        40,372              .85             6.35                  .85                 6.35           30
        20,206             1.05             6.50                  .97                 6.58           62
=======================================================================================================

Building Better Portfolios with Nuveen

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds

Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts

Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred (R)

Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


Nuveen Family
of Mutual Funds

Nuveen offers a variety
of funds designed
to help you reach your
financial goals.


Growth

Nuveen Rittenhouse
Growth Fund


Growth and Income

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund


Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term


State Funds

Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Fund Information




Board of Trustees

Robert P. Bremner

Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger

Judith M. Stockdale



Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Transfer Agent and
Shareholder Services

Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330
(800) 621-7227



Legal Counsel

Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.



Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN 1898   1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(TM)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

     NUVEEN

     Municipal
     Bond Funds


     February 28, 1998


     Annual Report


     Dependable, tax-free income
     to help you keep more of
     what you earn.




     [PHOTO APPEARS HERE]



     California

     California
     Insured

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.



Over the past 12 months, the Nuveen California Municipal Bond Funds have performed well, rewarding investors with dependable tax-free income and attractive returns. As of February 28, 1998, shareholders in the Nuveen California Municipal Bond Fund's Class A shares were receiving an annualized tax-free current yield on net asset value of 4.19%, while investors in the Nuveen California Insured Municipal Bond Fund's Class A shares were receiving 3.78% annually. To match these yields on an after-tax basis, investors in the combined 37.4% federal and California state income tax bracket would have had to earn 6.69% and 6.04%, respectively, from comparable taxable investments.

For the year ended February 28, 1998, the uninsured fund provided Class A shareholders with a total return on net asset value of 8.87%. The insured fund provided Class A shareholders with an annual total return of 8.66%. You will find additional details on the individual performance of each fund on pages 5-6.


Municipal Market Review

The bond market enjoyed a period of solid performance over the past year, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate tightening in March 1997, also contributed to the positive environment for bonds.

Between the end of February 1997 and February 1998, the yield on 30-year Treasury bonds dropped from 6.80% to 5.92%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.76% to 5.24%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury bond yields, combined with municipals' comparatively low volatility and dependable tax-free income, continue to make these bonds an attractive investment opportunity.

Meeting Investor Needs
The stable income stream and quality portfolios detailed on the

"We remain committed to providing you with quality investment solutions that withstand the test of time."


following pages demonstrate that these municipal bond funds have continued to achieve their investment objectives. In today's market environment, many investors are seeking conservatively managed investments that enable investors to strike the proper balance between reward and risk in their portfolios. With their focus on attractive tax-free income and competitive after-tax total returns, Nuveen's municipal bond funds can be ideal for the tax-sensitive investor who wants to build and sustain long-term financial security.


Building Better Portfolios
Nuveen's broad array of insured and traditional municipal bond funds provide a variety of choices so that investors can select the risk level appropriate to their individual needs. Our municipal bond funds can also be combined with other Nuveen investments, creating the foundation for a well-balanced investment portfolio that offers risk resistance as well as tax efficiency.

As you review the performance of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions that withstand the test of time. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. These include the Nuveen Growth and Income Stock Fund, our two balanced funds, which seek capital appreciation and stability through a blend of equities and Treasury securities or municipal bonds, and the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,



/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 15, 1998

Nuveen California Municipal Bond Funds

Portfolio Manager's Comments

Portfolio manager Steve Krupa discusses the performance of the California Municipal Bond Funds, the California municipal market, and key investment strategies.





Performance Review

Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. New issue and refunding activity took off, totaling $220 billion nationally by year end -- the third largest volume ever. This environment afforded opportunities to find value in the essential services sector, especially among bonds issued by schools and water and sewer districts.


Nuveen California Municipal Bond Fund

As Tim mentioned in his letter to shareholders, the fund provided Class A shareholders with an annualized total return on net asset value of 8.87% for the period ended February 28, 1998. This return is equivalent to a return of 12.04% for shareholders in the combined 37.4% federal and state tax bracket. This return trails the 9.72% annual return for the Lehman Brothers California Municipal Bond Index, which does not incur operating expenses or transaction costs.

The performance of the fund continues to be influenced by its shorter duration. Duration measures a fund's price volatility, or reaction to interest rate movements. In a year that saw municipal bond yields, as measured by the Bond Buyer 40, fall more than 50 basis points, longer duration funds were more sensitive to interest rate movements -- both on the upside, and on the downside. Therefore, funds with longer duration bonds appreciated more in value in this declining rate environment, but are penalized more during periods of rising interest rates.

Nearly 20% of the fund's portfolio has been pre-refunded and escrowed with U.S. Treasury securities, providing price stability and enhanced credit quality. However, since advance-refunded securities are less affected by interest rate movements, the fund participated less in the market rally as interest rates fell.


Nuveen California Insured Municipal Bond Fund

The Nuveen California Insured Municipal Bond Fund posted a total return of 8.66% on net asset value for the period, recording price changes and reinvested dividends. During the same period, the Lehman Brothers California Municipal Bond Index, which does not incur operating expenses or transaction costs, reported a 10.27% total return.


California's Economic
Rebound Continues

California continues its strong economic recovery and is building a more diversified economy. High technology and service industry jobs are replacing positions lost in the 1990-94 recession. Although the state's financial situation is improving, California continues to feel the pressures of mandated school funding levels (in accordance

"California continues its strong economic recovery and is building a more diversified economy."



with Proposition 98), mandatory sentencing laws, and a required two-thirds legislative majority approval for budget passage. The supply of municipal bonds has been heavy and is expected to continue as the state enjoys rapid economic and population growth.


Finding Value in Today's Market

In light of the state's high credit ratings, we have increased our exposure to California general obligation bonds, which are backed by the full faith and credit of the issuing state or local government. These bonds receive high credit ratings and, as the credit quality of the issuer is upgraded, prices also tend to appreciate. The improving economic environment in California has increased supply, enhancing our opportunities to purchase bonds at attractive levels.

We also selectively added non-rated securities to the portfolio as a way to increase the funds' yields. With the influx of new issues in the California market, we have found several opportunities to purchase non-rated bonds with favorable risk profiles.

Over the past few years, we took advantage of consolidation and deregulation in the utilities and healthcare sectors to selectively purchase bonds that we anticipated would add quality, income, and price stability to the portfolio. We continue to see opportunity in both those sectors. We also find value in obligations backed by the state.

In healthcare, the bonds we selected for purchase three years ago were issued by organizations with strong competitive positions and healthy financial operations that were then being penalized by the turmoil surrounding healthcare reform. Since that time, spreads have narrowed, and many of these bonds have been pre-refunded, enhancing the credit quality of the portfolio and ensuring greater price stability and income.


Strategies for the Future

In the coming months, we will continue to focus on the selection of undervalued securities that provide attractive income and the opportunity for price appreciation relative to the market.

Nuveen California Municipal Bond Fund

Performance Overview

As of February 28, 1998


                             [GRAPH APPEARS HERE]

12-Month Dividends (Class A Shares)/1/

March                            .0455
April                            .0455
May                              .0455
June                             .0455
July                             .0455
August                           .0455
September                        .0455
October                          .0455
November                         .0455
December                         .0455
January                          .0455
February                         .0455

Top 5 Sectors

Tax Obligation (Limited)           25%
--------------------------------------
U.S. Guaranteed                    17%
--------------------------------------
Housing (Multifamily)              15%
--------------------------------------
Health Care                        12%
--------------------------------------
Housing (Single Family)            11%
--------------------------------------

1 The fund paid a capital gains distribution to shareholders in November of $0.003 per share.

2 Class R Share returns are actual. Class A, B, and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 37.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Portfolio Statistics

Share Class                               A           B           C            R
--------------------------------------------------------------------------------
Inception Date                         9/94        3/97        9/94         7/86
--------------------------------------------------------------------------------
Net Asset Value                      $10.91      $10.92      $10.92     $  10.93
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                                  $251,819
--------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                          22.66
--------------------------------------------------------------------------------
Average Weighted Duration (Years)                                           6.61
--------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class           A(NAV)       A(Offer)           B           C            R
--------------------------------------------------------------------------------
1-Year                 8.87%          4.33%       8.08%       8.36%        8.99%
--------------------------------------------------------------------------------
5-Year                 5.85%          4.94%       5.19%       5.18%        6.16%
--------------------------------------------------------------------------------
10-Year                7.60%          7.13%       7.02%       6.86%        7.89%
--------------------------------------------------------------------------------

Tax-Free Yields

Share Class           A(NAV)       A(Offer)           B           C            R
--------------------------------------------------------------------------------
Distribution Rate      5.00%          4.79%       4.29%       4.45%        5.22%
--------------------------------------------------------------------------------
SEC 30-Day Yield       4.19%          4.01%       3.44%       3.63%        4.39%
--------------------------------------------------------------------------------
Taxable Equivalent
  Yield/3/             6.69%          6.41%       5.50%       5.80%        7.01%
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

Index Comparison/4/

                 Lehman Brothers       Nuveen California       Nuveen California
                  Municipal Bond          Municipal Bond          Municipal Bond
Date                       Index              Fund (NAV)            Fund (Offer)
--------------------------------------------------------------------------------
February 1988         $10,000.00              $10,000.00              $ 9,580.00
February 1989          10,620.34               10,675.77               10,227.38
February 1990          11,708.95               11,698.16               11,206.84
February 1991          12,788.46               12,665.65               12,133.69
February 1992          14,066.52               13,804.91               13,225.10
February 1993          16,002.67               15,652.15               14,994.76
February 1994          16,887.10               16,405.07               15,716.05
February 1995          17,205.76               16,441.75               15,751.20
February 1996          19,107.08               18,142.53               17,380.54
February 1997          20,331.95               19,103.54               18,301.19
February 1998          22,192.00               20,802.00               19,920.00
--------------------------------------------------------------------------------

-Lehman Brothers Municipal Bond Index - $22,192
-Nuveen California Municipal Bond Fund (NAV) - $20,802
-Nuveen California Municipal Bond Fund (Offer) - $19,920

Past results are not predictive of future performance.

Nuveen California Insured Municipal Bond Fund

Performance Overview

As of February 28, 1998


                             [GRAPH APPEARS HERE]

12-Month Dividends (Class A Shares)/1/

March                            .0450
April                            .0450
May                              .0450
June                             .0450
July                             .0450
August                           .0450
September                        .0450
October                          .0450
November                         .0450
December                         .0450
January                          .0450
February                         .0450

Top 5 Sectors

Tax Obligation (Limited)           36%
--------------------------------------
U.S. Guaranteed                    23%
--------------------------------------
Tax Obligation (General)            8%
--------------------------------------
Housing (Multifamily)               8%
--------------------------------------
Housing (Single Family)             7%
--------------------------------------

1 The fund paid a capital gains distribution to shareholders in November of $0.003 per share.

2 Class R Share returns are actual. Class A, B, and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 37.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Portfolio Statistics

Share Class                               A           B           C            R
--------------------------------------------------------------------------------
Inception Date                         9/94        3/97        9/94         7/86
--------------------------------------------------------------------------------
Net Asset Value                      $11.06      $11.06      $10.98     $  11.04
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                                  $233,950
--------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                          22.65
--------------------------------------------------------------------------------
Average Weighted Duration (Years)                                           6.13
--------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class           A(NAV)       A(Offer)           B           C            R
--------------------------------------------------------------------------------
1-Year                 8.66%          4.09%       7.82%       7.96%        8.86%
--------------------------------------------------------------------------------
5-Year                 5.78%          4.87%       5.00%       4.94%        6.00%
--------------------------------------------------------------------------------
10-Year                7.65%          7.18%       7.03%       6.82%        7.89%
--------------------------------------------------------------------------------

Tax-Free Yields

Share Class           A(NAV)       A(Offer)           B           C            R
--------------------------------------------------------------------------------
Distribution Rate      4.88%          4.68%       4.12%       4.32%        5.05%
--------------------------------------------------------------------------------
SEC 30-Day Yield       3.78%          3.62%       3.03%       3.23%        3.98%
--------------------------------------------------------------------------------
Taxable Equivalent
  Yield/3/             6.04%          5.78%       4.84%       5.16%        6.36%
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

Index Comparison/4/

                 Lehman Brothers       Nuveen California       Nuveen California
                  Municipal Bond  Insured Municipal Bond  Insured Municipal Bond
Date                       Index              Fund (NAV)            Fund (Offer)
--------------------------------------------------------------------------------
February 1988         $10,000.00              $10,000.00              $ 9,580.00
February 1989          10,620.34               10,583.84               10,139.32
February 1990          11,708.95               11,558.28               11,072.84
February 1991          12,788.46               12,532.89               12,006.51
February 1992          14,066.52               13,741.79               13,164.64
February 1993          16,002.67               15,773.66               15,111.16
February 1994          16,887.10               16,403.78               15,714.82
February 1995          17,205.76               16,664.41               15,964.50
February 1996          19,107.08               18,384.62               17,612.47
February 1997          20,331.95               19,224.33               18,416.91
February 1998          22,192.00               20,895.00               20,014.00
--------------------------------------------------------------------------------

-Lehman Brothers Municipal Bond Index - $22,192
-Nuveen California Insured Municipal Bond Fund (NAV) - $20,895
-Nuveen California Insured Municipal Bond Fund (Offer) - $20,014

Past results are not predictive of future performance.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen California and California Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 28, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated theron in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP

Chicago, Illinois
April 15, 1998


                       Portfolio of Investments
                       February 28, 1998
                       California

   Principal                                                                         Optional Call                      Market
      Amount   Description                                                             Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 4.8%

  $  960,000   California Educational Facilities Authority, Pooled College and         4/07 at 102        Baa2      $1,031,347
                  University Projects Revenue Bonds, Series 1997B (Southern
                  California College of Optometry), 6.300%, 4/01/21

     985,000   California State Public Works Board, High Technology Facilities        No Opt. Call          A1       1,112,311
                  Lease, The Regents of the University of California, San Diego
                  Facility, 7.375%, 4/01/06

   1,500,000   Certificates of Participation, California Statewide Community          12/06 at 105         N/R       1,644,915
                  Development Authority, San Diego Space and Science Foundation,
                  Series 1996, 7.500%, 12/01/26

               The Regents of the University of California, 1993 Refunding
               Certificates of Participation (UCLA Central Chiller/Cogeneration
               Facility):
   3,500,000      5.600%, 11/01/20                                                    11/03 at 102         Aa3       3,609,760
   4,335,000      6.000%, 11/01/21                                                    11/03 at 102         Aa3       4,611,053
------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 12.5%

               California Health Facilities Financing Authority, Insured
               Health Facility Revenue Bonds (Small Facilities Pooled Loan
               Program), 1994 Series B:
   3,000,000      7.400%, 4/01/14                                                      4/05 at 102           A       3,524,850
   3,635,000      7.500%, 4/01/22                                                      4/05 at 102           A       4,292,644

   3,750,000   California Health Facilities Financing Authority, Insured               8/06 at 102         Aaa       4,064,100
                  Revenue Bond (Sutter/CHS), 5.875%, 8/15/16

   4,000,000   California Health Facilities Financing Authority, Insured               8/08 at 101         Aaa       3,872,880
                  Revenue Bonds (Sutter Health), Series 1998A, 5.000%, 8/15/37

   1,700,000   California Health Facilities Financing Authority, Hospital              1/99 at 102          A+       1,772,794
                  Revenue Refunding Bonds (Sutter Health), Series
                  1989A, 7.000%, 1/01/09

   3,380,000   California Health Facilities Financing Authority, Kaiser               12/00 at 102          A+       3,672,235
                  Permanente, Revenue Bonds, 1990 Series A, 7.000%, 12/01/10

   5,080,000   California Health Facilities Financing Authority, Hospital              5/03 at 102          A-       5,230,470
                  Revenue Bonds (Downey Community Hospital), Series 1993,
                  5.750%, 5/15/15

   1,755,000   Central Joint Powers Health Financing Authority, Certificates           2/03 at 100        Baa1       1,652,508
                  of Participation, Series 1993 (Community Hospitals of Central
                  California), 5.000%, 2/01/23

   2,475,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma           12/03 at 102         BBB       2,631,544
                  Linda University Medical Center Project), Series 1993-A, 6.000%,
                  12/01/06

     840,000   City of Monterey, Hospital Revenue Bonds (Monterey Peninsula            7/98 at 100          A+         849,122
                  Hospital Project), Series 1984 A, 7.375%, 7/01/14
------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 14.7%

   6,570,000   California Housing Finance Agency, Multifamily Housing Revenue          8/04 at 100         Aaa       6,853,561
                  Bonds II, 1996 Series A, 6.050%, 8/01/27

   2,905,000   California Statewide Communities Development Authority, Senior          9/06 at 100         AAA       3,089,468
                  Lien Multifamily Housing Revenue Bonds (Monte Vista Terrace),
                  Series 1996A, 6.375%, 9/01/20

   3,000,000   City of Duarte, Multifamily Housing Revenue Bonds, 1997 Series A       11/07 at 102         AAA       3,090,990
                  (Heritage Park Apartments), 5.850%, 5/01/30 (Alternative Minimum
                  Tax)

   4,840,000   The Community Redevelopment Agency of the City of Los Angeles,          6/05 at 105         AAA       5,566,048
                  California, Multifamily Housing Revenue Refunding Bonds, 1995
                  Series A (Angelus Plaza Project), 7.400%, 6/15/10

Portfolio of Investments
February 28, 1998
California -- continued

      Principal                                                                              Optional Call                    Market
         Amount    Description                                                                  Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                   Housing/Multifamily -- continued
    $ 4,500,000    The City of Los Angeles, Multifamily Housing Revenue Bonds                  7/07 at 102        AAA     $4,634,730
                     (Earthquake Rehabilitation Project), Series 1997C, 5.900%,
                     1/01/30 (Alternative Minimum Tax)

        740,000    Community Development Agency of the City of Menlo Park, Multifamily         6/98 at 103         Aa        763,303
                     Housing Revenue Bonds (FHA-Insured Mortgage Loan -- The Gateway
                     Project), Series 1987A, 8.250%, 12/01/28

      3,285,000    City of Riverside, California, Multifamily Housing Revenue Bonds            7/02 at 100        AAA      3,424,251
                     (Fannie Mae Pass-through Certificate Program/Birchwood Park
                     Apartment Project), Series 1992A, 6.500%, 1/01/18

      4,005,000    City of Riverside, California, Multifamily Housing Revenue Bonds            7/02 at 100        AAA      4,166,922
                     (Fannie Mae Pass-through Certificate Program/Palm Shadows
                     Apartments Project), 1992 Series A, 6.500%, 1/01/18

      2,080,000    City of Salinas, Housing Facility Refunding Revenue Bonds, Series           7/04 at 102        AAA      2,229,490
                     1994A (GNMA Collateralized -- Villa Serra Project), 6.500%, 7/20/17

      3,000,000    Housing Authority of the County of Santa Cruz, Multifamily Housing          7/00 at 102        AAA      3,204,570
                     Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),
                     7.750%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
                   Housing/Single Family -- 10.6%

      4,750,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,             8/05 at 102        Aaa       5,27,163
                     1995 Series F, 5.950%, 8/01/14

      2,250,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,             2/07 at 102        Aaa      2,376,720
                     1997 Series B, 6.100%, 2/01/28 (Alternative Minimum Tax)

      4,230,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/08 at 101 1/2        Aaa      4,198,275
                     Series B, 5.250%, 2/01/28 (Alternative Minimum Tax) (DD)

      3,000,000    California Rural Home Mortgage Finance Authority, Single Family            No Opt. Call         AAA     3,374,850
                     Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                     1997 Series A, 6.250%, 9/01/29 (Alternative Minimum Tax)

      2,200,000    City of Corona (California), Single Family Mortgage Revenue Bonds,         11/06 at 102        Aaa      2,329,360
                     Series 1996A (Senior), 6.050%, 5/01/27

        400,000    City of Corona (California), Single Family Mortgage Revenue Bonds,         11/06 at 102          A        426,212
                     Series 1996B (Subordinate), 6.300%, 11/01/28

        180,000    The City of Los Angeles, 1987 Home Mortgage Revenue Bonds (GNMA            No Opt. Call        Aaa        195,806
                     Mortgage-Backed Securities Program), 8.100%, 5/01/17

        160,000    County of Los Angeles, Single Family Mortgage Revenue Bonds (GNMA          No Opt. Call        Aaa        173,229
                     Mortgage-Backed Securities Program), 1987 Issue A, 8.000%, 3/01/17

      5,000,000    County of San Bernardino (California), Single Family Home Mortgage          5/07 at 103        AAA      5,298,100
                     Revenue Bonds (Mortgage-Backed Securities Program), 1997 Series A,
                     6.200%, 5/01/21 (Alternative Minimum Tax)

     24,670,000    County of San Bernardino (California), Single Family Home Mortgage      5/07 at 22 9/16        AAA      3,303,066
                     Revenue Bonds (Mortgage-Backed Securities Program), 1997 Series A,
                     0.000%, 5/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   Long Term Health Care -- 6.3%

      2,500,000    Certificates of Participation, California Statewide Communities            11/04 at 102          A      2,741,925
                     Development Authority (Solheim Lutheran Home), 6.500%, 11/01/17


 Principal                                                                     Optional Call                    Market
    Amount    Description                                                         Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------
              Long Term Health Care -- continued

$1,500,000    Insured Certificates of Participation (Channing House),            1/01 at 102          A+     $1,623,630
               Series 1991A, ABAG Finance Authority for Nonprofit
               Corporations, 7.125%, 1/01/21

 9,000,000    Revenue Refunding Certificates of Participation (American         10/07 at 102         BBB      9,278,550
               Baptist Homes of the West Facilities Project), Series
               1997A, 5.850%, 10/01/27

 2,000,000    Certificates of Participation, Insured Health Facility Revenue     2/01 at 102           A      2,133,840
               (Sierra Sunrise Lodge), Series 1991A, 6.750%, 2/01/21
-----------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General -- 0.7%

              Petaluma Joint High School District (Sonoma County,
              California), General Obligation Bonds, Election of 1992,
              Series C, Capital Appreciation Bonds:
 4,220,000     0.000%, 8/01/20                                              8/04 at 38 13/32         AAA      1,141,890
 2,080,000     0.000%, 8/01/21                                                8/04 at 36 1/8         AAA        528,902
-----------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- 25.6%

 4,915,000    Certificates of Participation (1991 Financing Project),            9/06 at 102         Aaa      5,309,724
               County of Alameda, California, Alameda County Public
               Facilities Corporation, 6.000%, 9/01/21

   800,000    Blythe Redevelopment Agency, Redevelopment Project No. 1,         11/08 at 102         BBB        821,024
               Tax Allocation Refunding Bonds, Series 1997, 5.800%, 5/01/28

 7,000,000    Brea Redevelopment Agency (Orange County, California), 1993        8/03 at 102         Aaa      7,214,620
               Tax Allocation Refunding Bonds (Redevelopment Project AB),
               5.500%, 8/01/17

 2,000,000    Carson Redevelopment Agency (California), Redevelopment           10/03 at 102        Baa1      2,092,840
               Project Area No. 1, Tax Allocation Bonds, Series 1993,
               6.000%, 10/01/16

 2,500,000    Fontana Public Financing Authority (San Bernardino County,         9/00 at 102         BBB      2,640,700
               California), Tax Allocation Revenue Bonds (North Fontana
               Redevelopment Project), 1990 Series A, 7.250%, 9/01/20

 2,000,000    Los Angeles County Transportation Commission (California),         7/99 at 102         AA-      2,127,280
               Sales Tax Revenue Refunding Bonds, Series 1989-A,
               7.400%, 7/01/15

 1,260,000    Marysville Community Development Agency, Marysville Plaza          3/02 at 102         Baa      1,377,734
               Project, 1992 Tax Allocation Refunding Bonds,
               7.250%, 3/01/21

 2,080,000    City of Ontario (San Bernardino County, California),               3/98 at 103         N/R      2,171,104
               Limited Obligation Improvement Bonds, Assessment District
               No. 1000 (California Commerce Center -- Phase III),
               8.000%, 9/02/11

 4,300,000    Orange County Development Agency, Santa Ana Heights Project        9/03 at 102         Baa      4,536,500
               Area, 1993 Tax Allocation Revenue Bonds, 6.125%, 9/01/23

 1,645,000    City of Rancho Cucamoga, Assessment District No. 93-1              3/99 at 103         N/R      1,696,373
               (Masi Plaza), Limited Obligation Improvement Bonds,
               6.250%, 9/02/22

 1,410,000    Redding Joint Powers Financing Authority, Lease Revenue            6/03 at 102           A      1,503,483
               Bonds (Capital Improvement Projects), Series 1993,
               6.250%, 6/01/23

 1,000,000    County of Sacramento, Laguna Creek Ranch Community                12/07 at 102         N/R        993,720
               Facilities District No. 1, Improvement Area No. 1
               Special Tax Refunding Bonds (Laguna Creek Ranch),
               5.700%, 12/01/20

 2,315,000    Limited Obligation Refunding Bonds, City of Salinas,               9/06 at 103         N/R      2,416,096
               Consolidated Refunding District 94-3, Series No. A-181
               Monterey County, California, 7.400%, 9/02/09

 5,000,000    City and County of San Francisco, Redevelopment Financing          8/03 at 103           A      4,934,400
               Authority, 1993 Series C Tax Allocation Revenue Bonds
               (San Francisco Redevelopment Projects), 5.125%, 8/01/18

              Portfolio of Investments

              February 28, 1998
              California -- continued

  Principal                                                                              Optional Call                       Market
     Amount   Description                                                                   Provisions*     Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- continued

$ 7,090,000   Redevelopment Agency of the City of San Marcos, Tax Allocation              10/07 at 102           A-      $7,496,470
               Bonds (1997 Affordable Housing Project), Series 1977A, 6.000%, 10/01/27
               (Alternative Minimum Tax)

  1,000,000   Certificates of Participation Series 1991, San Mateo County Board            5/99 at 102           A+       1,050,880
               of Education (Administration Building Project), 7.100%, 5/01/21

  4,000,000   Shafter Joint Powers Financing Authority Lease, Revenue Bonds,               1/07 at 101         BBB+       4,257,840
               1997 Series A (Community Correctional Facility Acquisition Project),
               6.050%, 1/01/17

              City of Stockton, Mello-Roos Revenue Bonds, Series 1997A, Community
              Facilities District No. 90-2 (Brookside Estates):
    880,000    5.850%, 8/01/09                                                             8/05 at 102          N/R         909,577
  1,000,000    6.200%, 8/01/15                                                             8/05 at 102          N/R       1,044,180

  2,000,000   Taft Public Financing Authority Lease, Revenue Bonds, 1997 Series A          1/07 at 101         BBB+       2,128,920
               (Community Correctional Facility Acquisition Project), 6.050%, 1/01/17

  1,100,000   Certificates of Participation (1992 Financing Project), Series B,           11/02 at 102           A3       1,194,798
               County of Tulare, Tulare County Public Facilities Corporation,
               6.875%, 11/15/12

  4,200,000   Certificates of Participation (Capital Improvement Program), 1996            2/06 at 102          Aaa       4,540,116
               Series A, County of Tulare, California, 6.000%, 2/15/16

  2,000,000   Vallejo Public Financing Authority, 1998 Limited Obligation                 No Opt. Call          N/R       2,008,400
               Revenue Bonds (Fairgrounds Drive Assessment District Refinancing),
               5.700%, 9/02/11 (WI)
-----------------------------------------------------------------------------------------------------------------------------------
              Transportation -- 6.3%

  5,000,000   California Statewide Communities Development Authority, Special             10/07 at 102         Baa3       5,095,350
               Facilities Lease Revenue Bonds, 1997 Series A, 5.700%, 10/01/33
               (Alternative Minimum Tax)

  3,935,000   California Statewide Communities Development Authority, Special             10/07 at 102         Baa3       4,000,164
               Facilities Lease Revenue Bonds, 1997 Series A (United Air Lines, Inc.
               -- San Francisco International Airport Projects), 5.625%, 10/01/34
               (Alternative Minimum Tax)

  7,150,000   Foothill/Eastern Transportation Corridor Agency, Toll Road                   1/05 at 100          Baa       6,770,550
               Revenue Bonds, Series 1995A, 5.000%, 1/01/35
-----------------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed -- 17.6%

  2,000,000   California Health Facilities Financing Authority, Health Facility            5/00 at 102          Aaa       2,189,300
               Revenue Bonds (Health Dimensions, Incorporated), 1990 Series A,
               7.500%, 5/01/15 (Pre-refunded to 5/01/00)

  2,000,000   California Health Facilities Financing Authority, Health Facility           10/00 at 102       N/R***       2,211,320
               Revenue Bonds (Sisters of Providence), Series 1990, 7.500%, 10/01/10
               (Pre-refunded to 10/01/00)

  3,000,000   Certificates of Participation, California Statewide Communities              7/04 at 102        Aa***       3,425,790
               Development Authority, St. Joseph Health System Obligated Group,
               6.500%, 7/01/15 (Pre-refunded to 7/01/04)

  8,470,000   State Public Works Board of the State of California, Lease Revenue          10/02 at 102          Aaa       9,567,712
               Bonds (The Trustees of The California State University), 1992 Series A
               (Various California State University Projects), 6.700%, 10/01/17
               (Pre-refunded to 10/01/02)

  2,035,000   Certificates of Participation (1991 Capital Improvement Project),           10/01 at 102       Baa***       2,300,588
               Bella Vista Water District (California), 7.375%, 10/01/17
               (Pre-refunded to 10/01/01)

    Principal                                                                             Optional Call                     Market
       Amount     Description                                                                Provisions*   Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                  U.S. Guaranteed -- continued

 $  2,000,000     Hospital Revenue Certificates of Participation (Desert Hospital          7/00 at 102        AAA       $2,228,340
                     Corporation Project), Series 1990, 8.100%, 7/01/20
                     (Pre-refunded to 7/01/00)

    1,950,000     East Bay Municipal Utility District (Alameda and Contra Costa            6/00 at 102        Aaa        2,141,237
                     Counties, California), Water System Subordinated Revenue Bonds,
                     Series 1990, 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

    4,000,000     East Bay Municipal Utility District (Alameda and Contra Costa           12/01 at 102        Aaa        4,409,880
                     Counties, California), Water System Subordinated Revenue Bonds,
                     Series 1991, 6.375%, 6/01/21 (Pre-refunded to 12/01/01)

    2,505,000     Harbor Department of the City of Los Angeles (California),              No Opt. Call        AAA        3,191,395
                     Revenue Bonds, Issue of 1988, 7.600%, 10/01/18

    4,595,000     Los Angeles County Public Works Finance Authority, Revenue              10/04 at 102      AA***        5,176,635
                     Bonds, Series 1994A (Los Angeles County Regional Park and
                     Open Space District), 6.125%, 10/01/10 (Pre-refunded to 10/01/04)

    1,500,000     Community Facilities District No. 1 of the North City West               9/99 at 102        Aaa        1,619,385
                     School Facilities Financing Authority, Special Tax Bonds,
                     Series 1989A, 7.850%, 9/01/19 (Pre-refunded to 9/01/99)

    3,500,000     Sacramento Municipal Utility District, Electric Revenue Bonds,           8/98 at 102        Aaa        3,638,880
                     1988 Series W, 7.875%, 8/15/16 (Pre-refunded to 8/15/98)

    2,000,000     Certificates of Participation (1990 Financing Project), Sonoma           7/00 at 102      A+***        2,194,700
                     County Office of Education, 7.375%, 7/01/20 (Pre-refunded to
                     7/01/00)
----------------------------------------------------------------------------------------------------------------------------------
                  Utilities -- 1.9%

    2,905,000     Northern California Power Agency, Hydroelectric Project Number           7/98 at 102         A-        2,991,627
                     One Revenue Bonds, Refunding Series E, 7.150%, 7/01/24

      205,000     Sacramento Municipal Utility District (California), Subordinated         5/98 at 100       Baa1          205,684
                     Electric Revenue Bonds, 1985 Refunding Series, 8.000%, 11/15/10

    1,660,000     Salinas Valley Solid Waste Authority, Revenue Bonds, Series 1997,        8/02 at 102        BBB        1,681,197
                     5.800%, 8/01/27 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
$ 265,865,000     Total Investments -- (cost $235,598,024) -- 101.0%
=============---------------------------------------------------------------------------------------------------------------------
                  Temporary Investments in Short-Term Municipal Securities -- 0.1%

$     400,000     Santa Clara County Transit District, Refunding Equipment Trust                           VMIG-1          400,000
=============        Certificates, Variable Rate Demand Bonds, 4.050%, 6/01/15+
                  ----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities -- (1.1)%                                                               (2,835,390)
                  ----------------------------------------------------------------------------------------------------------------
                  Net Assets -- 100%                                                                                  $251,818,507
                  ================================================================================================================

                  * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                  ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                  *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA-rated securities.

                  N/R--Investment is not rated.

                  + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                  (DD) Security purchased on a delayed delivery basis (note 1).

                  (WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

                     Portfolio of Investments
                     February 28, 1998
                     California Insured
 Principal                                                                      Optional Call                    Market
    Amount   Description                                                           Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations -- 2.1%

$4,500,000   California Educational Facilities Authority, Revenue Bonds          10/06 at 102        Aaa     $4,881,825
               (University of San Francisco), Series 1996, 6.000%, 10/01/26
-----------------------------------------------------------------------------------------------------------------------
             Health Care -- 6.1%

 5,000,000   California Health Facilities Authority, Kaiser Permanente           10/01 at 101         AA      5,103,250
               Medical Care Program, Semiannual Tender Revenue Bonds,
               1983 Tender Bonds, 5.450%, 10/01/13
 8,500,000   California Statewide Communities Development Authority, Sutter       8/02 at 102        Aaa      9,239,415
               Health Obligated Group, Certificates of Participation,
               6.125%, 8/15/22
-----------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily -- 8.0%

 6,340,000   California Housing Finance Agency, Housing Revenue Bonds             2/02 at 102        Aaa      6,740,815
               (Insured), 1991 Series B, 6.850%, 8/01/23
 2,545,000   California Housing Finance Agency, Multifamily Housing Revenue       8/04 at 100        Aaa      2,654,842
               Bonds II, 1996 Series A, 6.050%, 8/01/27
 3,875,000   The Community Redevelopment Agency of the City of Los Angeles,       6/05 at 105        AAA      4,456,289
               California, Multifamily Housing Revenue Refunding Bonds,
               1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10
 2,555,000   City of Napa Mortgage Revenue Refunding Bonds, Series 1992A          7/02 at 102        Aaa      2,714,049
               (FHA Insured Mortgage Loan -- Creekside Park Apartments
               Project), 6.625%, 7/01/24
 2,000,000   City of Napa Mortgage Revenue Refunding Bonds, Series 1994A          7/04 at 101        Aaa      2,143,100
               (FHA Insured Mortgage Loan -- Creekside Park II Apartments
               Project), 6.625%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------
             Housing/Single Family -- 7.4%

 4,750,000   California Housing Finance Agency, Single Family Mortgage Bonds      2/07 at 102        Aaa      5,002,130
               II, 1997 Series A, 6.050%, 8/01/26 (Alternative Minimum Tax)
 1,500,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      2/06 at 102        Aaa      1,584,330
               1996 Series E, 6.150%, 8/01/25 (Alternative Minimum Tax)
 5,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      8/05 at 102        Aaa      5,291,750
               1995 Series F, 5.950%, 8/01/14
 5,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      8/07 at 102        Aaa      5,290,950
               1997 Series E, 6.100%, 8/01/29 (Alternative Minimum Tax)
   180,000   The City of Los Angeles 1987 Home Mortgage Revenue Bonds             No Opt.Call        Aaa        195,806
               (GNMA Mortgage-Backed Securities Program), 8.100%, 5/01/17
    60,000   Thousand Oaks Redevelopment Agency (Ventura County, California),     7/98 at 101        Aaa         60,853
               Single Family Mortgage Revenue Refunding Bonds, Issue of 1986,
               7.900%, 1/01/16
-----------------------------------------------------------------------------------------------------------------------
             Other Revenue -- 0.1%

   230,000   California Public Capital Improvements Financing Authority (A        4/98 at 102        Aaa        235,410
               Joint Powers Agency), Revenue Bonds (Pooled Projects), Series
               1988B, 8.100%, 3/01/18
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General -- 8.3%

 5,000,000   State of California Various Purpose General Obligation Bonds,        4/03 at 102        Aaa      5,132,500
               5.500%, 4/01/19
 5,000,000   State of California Veterans General Obligation Bonds,              12/03 at 102        Aaa      5,067,900
               Series BH, 5.500%, 12/01/24 (Alternative Minimum Tax)

 Principal                                                                      Optional Call                    Market
    Amount    Description                                                          Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General -- continued

$ 8,000,000   Culver City Unified School District (Los Angeles County,           2/08 at 101         AAA   $  7,899,520
               California), General Obligation Bonds, Election of 1996,
               Series 1998, 5.125%, 8/01/37 (DD)

  3,040,000   Sulphur Springs Union School District (Los Angeles County,        No Opt. Call         Aaa      1,258,590
               California), General Obligation Bonds, Election 1991,
               Series A, 0.000%, 9/01/15
-----------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- 36.3%

  4,915,000   Certificates of Participation (1991 Financing Project),            9/06 at 102         Aaa      5,309,724
               County of Alameda, California, Alameda County Public
               Facilities Corporation, 6.000%, 9/01/21

 20,000,000   Anaheim Public Financing Authority, Lease Revenue Bonds           No Opt. Call         Aaa      3,299,600
               (Anaheim Public Improvements Project), Senior Lease
               Revenue Bonds, 1997 Series C, 0.000%, 9/01/32

  1,225,000   Redevelopment Agency of the City of Barstow, Central              No Opt. Call         Aaa      1,528,286
               Redevelopment Project Tax Allocation Bonds, 1994
               Series A, 7.000%, 9/01/14

  7,005,000   Big Bear Lake Financing Authority (San Bernardino County,          8/05 at 102         Aaa      7,837,334
               California), 1995 Tax Allocation Refunding Revenue Bonds,
               6.300%, 8/01/25

  7,000,000   Chino Unified School District, Certificates of Participation       9/05 at 102         Aaa      7,703,710
               (1995 Master Lease Program), 6.125%, 9/01/26

    850,000   Redevelopment Agency of the City of Concord, Central Concord       7/98 at 102         Aaa        878,662
               Redevelopment Project, Tax Allocation Bonds, Series 1988-2,
               7.875%, 7/01/07

  3,865,000   Fallbrook Sanitary District (San Diego County, California),        2/01 at 100         Aaa      4,102,582
               1991 Certificates of Participation (Wastewater Facilities
               Refunding Project), 6.600%, 2/01/13

  2,500,000   Fontana Public Financing Authority (San Bernardino County,         9/00 at 102         Aaa      2,717,725
               California), Tax Allocation Revenue Bonds (North Fontana
               Redevelopment Project), 1990 Series A, 7.000%, 9/01/10

  3,000,000   Gilroy Unified School District, Santa Clara County, California,    9/04 at 102         Aaa      3,331,170
               Certificates of Participation, Series of 1994, 6.250%, 9/01/12

  1,000,000   La Quinta Redevelopment Agency, La Quinta Redevelopment Project   No Opt. Call         Aaa      1,270,060
               Tax Allocation Refunding Bonds, Series 1994 (Project Area
               No. 1), 7.300%, 9/01/12

  2,000,000   Los Angeles County Metropolitan Transportation Authority           7/03 at 100         Aaa      1,954,080
               (California), Proposition A, Sales Tax Revenue Refunding Bonds,
               Series 1993-A, 5.000%, 7/01/21

  5,000,000   Los Angeles County Transportation Commission (California),         7/02 at 102         Aaa      5,467,500
               Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
               Series 1992-A, 6.250%, 7/01/13

  7,040,000   Norwalk Community Facilities Financing Authority (Los Angeles      9/05 at 102         Aaa      7,684,794
               County, California), Tax Allocation Refunding Revenue Bonds,
               1995 Series A, 6.050%, 9/01/25

  2,500,000   City of Oakland, California, Special Refunding Revenue Bonds       8/98 at 102         Aaa      2,589,875
               (Pension Financing), 1988 Series A, 7.600%, 8/01/21

  8,500,000   County of Orange, California, 1996 Recovery Certificates of        7/06 at 102         Aaa      9,207,965
               Participation, Series A, 6.000%, 7/01/26

  3,160,000   Palm Desert Redevelopment Agency, Tax Allocation Revenue Bonds,    9/04 at 102         Aaa      3,511,108
               1996 Series A (Desert Rose Project Refunding), 6.100%, 9/01/16

              County of Riverside, California (1994 Desert Justice Facility
              Project), Certificates of Participation:
  3,600,000    6.000%, 12/01/17                                                 12/04 at 101         Aaa      3,879,216
  2,500,000    6.250%, 12/01/21                                                 12/04 at 101         Aaa      2,760,125

             Portfolio of Investments
             February 28, 1998
             California Insured -- continued

   Principal                                                                        Optional Call                     Market
      Amount   Description                                                            Provisions*   Ratings**          Value
----------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- continued

$  1,750,000   County of Riverside Asset Leasing Corporation, Leasehold               6/12 at 101         Aaa   $  1,912,435
                 Revenue Bonds, 1997 Series B (County of Riverside Hospital
                 Project), 5.700%, 6/01/16

               Redevelopment Agency of the City and County of San Francisco,
               Lease Revenue Bonds, Series 1994 (George R. Moscone
               Convention Center):
   2,250,000     6.800%, 7/01/19                                                      7/04 at 102         Aaa      2,563,943
   1,000,000     6.750%, 7/01/24                                                      7/04 at 102         Aaa      1,136,800

   2,250,000   Redevelopment Agency of the City of San Jose, Merged Area              2/04 at 102         Aaa      2,120,738
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 4.750%, 8/01/24

   2,000,000   Southern California Rapid Transit District, Certificates of        1/01 at 102 1/2         Aaa      2,225,220
                 Participation (Workers' Compensation Funding Program),
                 7.500%, 7/01/05

----------------------------------------------------------------------------------------------------------------------------
               Transportation -- 4.6%

   9,000,000   Airports Commission, City and County of San Francisco,                 5/06 at 101         Aaa      9,308,790
                 California, San Francisco International Airport, Second
                 Series Revenue Bond, Issue 13B, 5.625%, 5/01/21
                 (Alternative Minimum Tax)

               San Joaquin Hills Transportation Corridor Agency, Toll Road
               Refunding Revenue Bonds, Series 1997A:
     500,000     5.375%, 1/15/29                                                      1/07 at 102         Aaa        511,345
     980,000     5.250%, 1/15/30                                                      1/07 at 102         Aaa        983,165
----------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 23.4%

   1,000,000   California Educational Facilities Authority, Revenue Bonds            11/00 at 102         Aaa      1,104,200
                 (Pepperdine University), Series 1990, 7.200%, 11/01/15
                 (Pre-refunded to 11/01/00)

   5,000,000   State Public Works Board of the State of California, Lease             9/00 at 102         Aaa      5,472,600
                 Revenue Bonds (Department of Corrections), 1990 Series A
                 (State Prison--Madera County), 7.000%, 9/01/09
                 (Pre-refunded to 9/01/00)

   7,000,000   City of Big Bear Lake, California, 1992 Water Revenue                  4/02 at 102         Aaa      7,745,080
                 Refunding Bonds, 6.375%, 4/01/22 (Pre-refunded to 4/01/02)

   3,525,000   Brea Public Financing Authority (Orange County, California),           8/01 at 102         Aaa      3,908,203
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                 Project AB), 7.000%, 8/01/15 (Pre-refunded to 8/01/01)

   3,000,000   Calaveras County Water District (California), Certificates of          5/01 at 102         Aaa      3,316,830
                 Participation (1991 Ebbetts Pass Water System Improvements
                 Project), 6.900%, 5/01/16 (Pre-refunded to 5/01/01)

     500,000   Cotati-Rohnert Park Unified School District (Sonoma County,            8/99 at 102         Aaa        546,140
                 California), General Obligation Bonds, Election 1990,
                 Series B, 9.000%, 8/01/06 (Pre-refunded to 8/01/99)

   2,000,000   East Bay Municipal Utility District (Alameda and Contra Costa          6/00 at 102         Aaa      2,196,140
                 Counties, California), Water System Subordinated Revenue
                 Bonds, Series 1990, 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

   2,000,000   Eastern Municipal Water District (Riverside County, California),       7/01 at 102         Aaa      2,195,600
                 Water and Sewer Revenue Certificates of Participation, Series
                 1991, 6.500%, 7/01/20 (Pre-refunded to 7/01/01)

   2,000,000   The City of Los Angeles (California), Los Angeles Convention           8/00 at 102         Aaa      2,186,500
                 and Exhibition Center Certificates of Participation, 1990
                 Series, 7.000%, 8/15/21 (Pre-refunded to 8/15/00)

    Principal                                                                           Optional Call                        Market
       Amount     Description                                                              Provisions*    Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. Guaranteed -- continued

$   9,500,000     Modesto Irrigation District Financing Authority, Domestic               9/02 at 102         Aaa       $10,490,850
                     Water Project Revenue Bonds, Series 1992A, 6.125%, 9/01/19
                     (Pre-refunded to 9/01/02)

    2,500,000     Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,          12/00 at 102         Aaa         2,816,550
                     1990 Series A, 8.000%, 12/01/11 (Pre-refunded to 12/01/00)

    2,000,000     Mt. Diablo Unified School District, Community Facilities District       8/00 at 102         Aaa         2,186,560
                     No. 1, Special Tax Bonds, Series 1990 (Contra Costa County,
                     California), 7.050%, 8/01/20 (Pre-refunded to 8/01/00)

    2,000,000     Redevelopment Agency of the City of Pittsburg, California,              8/01 at 103         Aaa         2,256,720
                     Los Medanos Community Development Project, Tax Allocation
                     Bonds, Series 1991, 7.150%, 8/01/21 (Pre-refunded to 8/01/01)

    3,000,000     Sacramento Municipal Utility  District, Electric Revenue                9/01 at 102         Aaa         3,304,440
                     Bonds, 1991 Series Y, 6.500%, 9/01/21 (Pre-refunded to 9/01/01)

    2,500,000     San Bernardino County Transportation Authority, Sales Tax Revenue       3/02 at 102         Aaa         2,763,624
                     Bonds (Limited Tax Bonds), 1992
                     Series A, 6.000%, 3/01/10


    2,000,000     San Diego Regional Building Authority, Lease Revenue Bonds,             1/00 at 102         Aaa         2,160,659
                     Series 1990A (San Miguel Consolidated Fire Protection
                     District Project), 7.250%, 1/01/20 (Pre-refunded to 1/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
                  Utilities -- 1.4%

    3,000,000     City of Shasta Lake 1996-2 Certificates of Participation,               4/05 at 102         Aaa         3,251,339
                     6.000%, 4/01/16
-----------------------------------------------------------------------------------------------------------------------------------
                  Water and Sewer -- 2.3%

    5,000,000     City of Vallejo Refunding Revenue Bonds, 1996 Series A (Water           5/06 at 102         Aaa         5,370,049
                     Improvement Project), 5.875%, 5/01/26
-----------------------------------------------------------------------------------------------------------------------------------
$ 235,990,000     Total Investments -- (cost $213,570,326) -- 100.0%                                                    234,021,360
-----------------------------------------------------------------------------------------------------------------------------------
                  Temporary Investments in Short-Term Municipal Securities -- 0.6%

$     500,000     Orange County Irvine Coast Assessment District No. 88-1,                                 VMIG-1      $    500,000
                     Variable Rate Demand Bonds, 3.600%, 9/02/18+

      800,000     City of Santa Ana, Multi-Modal Interchangeable Rate Health                                  A-1           800,000
                     Facility Revenue Bonds (Town and Country Manor Project),
                     Series 1990, Variable Rate Demand Bonds, 3.600%, 10/01/20+
-----------------------------------------------------------------------------------------------------------------------------------
$   1,300,000     Total Temporary Investments -- 0.6%                                                                     1,300,000
=============----------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities -- (0.6)%                                                                (1,371,294)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets -- 100%                                                                                   $233,950,066
                  =================================================================================================================

                All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

                * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                (DD) Security purchased on a delayed delivery basis (note 1).


                                 See accompanying notes to financial statements.



Statement of Net Assets
February 28, 1998

                                                                                 California
                                                                   California       Insured
-------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $254,253,897  $234,021,360
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)         400,000     1,300,000
Cash                                                                   31,520       152,174
Receivables:
  Interest                                                          4,092,311     3,675,938
  Investments sold                                                      5,000     3,405,000
  Shares sold                                                          57,278        15,082
Other assets                                                            4,519        77,542
-------------------------------------------------------------------------------------------
    Total assets                                                  258,844,525   242,647,096
-------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                             6,246,479     7,902,906
  Shares redeemed                                                      14,155        71,061
Accrued expenses:
  Management fees (note 6)                                            105,125        97,898
  12b-1 distribution and service fees (notes 1 and 6)                   8,099         9,046
  Other                                                                 2,787        46,726
Dividends payable                                                     649,373       569,393
-------------------------------------------------------------------------------------------
    Total liabilities                                               7,026,018     8,697,030
-------------------------------------------------------------------------------------------
Net assets (note 7)                                              $251,818,507  $233,950,066
===========================================================================================

Class A Shares (note 1)
Net assets                                                       $ 29,125,193  $ 36,202,689
Shares outstanding                                                  2,668,559     3,273,816
Net asset value and redemption price per share                   $      10.91  $      11.06
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)               $      11.39  $      11.54
===========================================================================================

Class B Shares (note 1)
Net assets                                                       $  2,323,809  $  2,966,919
Shares outstanding                                                    212,810       268,155
Net asset value, offering and redemption price per share         $      10.92  $      11.06
===========================================================================================

Class C Shares (note 1)
Net assets                                                       $  4,060,873  $  3,226,359
Shares outstanding                                                    372,023       293,782
Net asset value, offering and redemption price per share         $      10.92  $      10.98
===========================================================================================

Class R Shares (note 1)
Net assets                                                       $216,308,632  $191,554,099
Shares outstanding                                                 19,785,184    17,354,939
Net asset value, offering and redemption price per share         $      10.93  $      11.04
===========================================================================================

                                 See accompanying notes to financial statements.


Statement of Operations
Year ended February 28, 1998


                                                                               California
                                                                  California      Insured
-----------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                              $14,455,362  $13,289,987
-----------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                           1,309,287    1,239,386
12b-1 service fees -- Class A (notes 1 and 6)                         48,663       64,074
12b-1 distribution and service fees -- Class B (notes 1 and 6)         9,832       10,854
12b-1 distribution and service fees -- Class C (notes 1 and 6)        12,835       17,984
Shareholders' servicing agent fees and expenses                      170,025      154,203
Custodian's fees and expenses                                         67,602       65,792
Trustees' fees and expenses (note 6)                                   5,151        4,439
Professional fees                                                     26,836       25,374
Shareholders' reports -- printing and mailing expenses                80,013       67,463
Federal and state registration fees                                    3,040        1,352
Portfolio insurance expense                                               --       20,135
Other expenses                                                        14,046       12,725
-----------------------------------------------------------------------------------------
Total expenses                                                     1,747,330    1,683,781
-----------------------------------------------------------------------------------------
Net investment income                                             12,708,032   11,606,206
-----------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)     1,652,819      397,413
Net change in unrealized appreciation or depreciation
  of investments                                                   6,514,334    7,234,230
-----------------------------------------------------------------------------------------
Net gain from investments                                          8,167,153    7,631,643
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                       $20,875,185  $19,237,849
=========================================================================================


                                           See accompanying notes to financial statements.

                      Statement of Changes in Net Assets

                                                                   California              California Insured
                                                           -----------------------------------------------------
                                                           Year ended     Year ended    Year ended    Year ended
                                                              2/28/98        2/28/97       2/28/98       2/28/97
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                    $ 12,708,032   $ 12,366,634   $ 11,606,206 $ 11,661,339
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                              1,652,819        169,342        397,413     (196,727)
Net change in unrealized appreciation or
  depreciation of investments                               6,514,334         27,943      7,234,230   (1,102,480)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 20,875,185     12,563,919     19,237,849   10,362,132
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                  (1,232,871)      (850,904)    (1,598,341)  (1,112,015)
  Class B                                                     (42,742)            --        (46,050)          --
  Class C                                                     (75,261)       (33,408)      (105,246)     (49,035)
  Class R                                                 (11,366,137)   (11,568,807)    (9,978,502) (10,458,018)

From accumulated net realized gains from
investment transactions:
  Class A                                                     (87,570)            --           (252)          --
  Class B                                                      (5,059)            --            (11)          --
  Class C                                                      (6,498)            --            (22)          --
  Class R                                                    (740,517)            --         (1,447)          --
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                                         (13,556,655)   (12,453,119)   (11,729,871) (11,619,068)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                           20,926,474     21,474,243     21,520,216   25,329,867
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                      8,485,646      7,567,054      6,962,594    6,819,379
----------------------------------------------------------------------------------------------------------------
                                                           29,412,120     29,041,297     28,482,810   32,149,246
----------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                   (20,738,805)   (23,108,724)   (26,910,270) (29,955,249)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions     8,673,315      5,932,573      1,572,540    2,193,997
----------------------------------------------------------------------------------------------------------------
Net increase in net assets                                 15,991,845      6,043,373      9,080,518      937,061
Net assets at the beginning of year                       235,826,662    229,783,289    224,869,548  223,932,487
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                            $251,818,507   $235,826,662   $233,950,066 $224,869,548
----------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment
  income at end of year                                  $     47,491   $     56,470   $     54,485 $    176,418
----------------------------------------------------------------------------------------------------------------

              19                 See accompanying notes to financial statements.

              Notes to Financial Statements
              February 28, 1998



              1.  General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, California and California Insured were renamed and reorganized into the Trust. Prior to the reorganization, California (formerly Nuveen California Tax-Free Value Fund) and California Insured (formerly Nuveen California Insured Tax-Free Value Fund) were each a series of the Nuveen California Tax-Free Bond Fund, Inc., an open-end diversified management investment company.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.


              Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


              Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, California and California Insured had when-issued and delayed delivery purchase commitments of $6,246,479 and $7,902,906, respectively.


              Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


              Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income and net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


              Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains

              February 28, 1998



and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.


              Insurance

California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.


              Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.


              Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1998.


              Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.


              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

               2. Fund Shares

Transactions in Fund shares were as follows:

                                                              California
                                       ---------------------------------------------------------
                                           Year ended 2/28/98            Year ended 2/28/97
                                       ---------------------------------------------------------
                                           Shares          Amount        Shares          Amount
------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  915,709    $  9,841,798       834,264    $  8,711,708
 Class B                                  212,762       2,283,446            --              --
 Class C                                  296,470       3,221,754        41,611         437,417
 Class R                                  518,547       5,579,476     1,174,955      12,325,118
Shares issued to shareholders due to
reinvestment of distributions:
 Class A                                   69,581         747,090        43,465         455,861
 Class B                                    2,378          25,787            --              --
 Class C                                    5,538          59,609         2,382          24,945
 Class R                                  712,546       7,653,160       675,181       7,086,248
------------------------------------------------------------------------------------------------
                                        2,733,531      29,412,120     2,771,858      29,041,297
------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (260,273)     (2,797,462)     (135,750)     (1,422,346)
 Class B                                   (2,330)        (25,080)           --              --
 Class C                                  (24,707)       (263,332)      (13,949)       (144,511)
 Class R                               (1,648,255)    (17,652,931)   (2,059,535)    (21,541,867)
------------------------------------------------------------------------------------------------
                                       (1,935,565)    (20,738,805)   (2,209,234)    (23,108,724)
------------------------------------------------------------------------------------------------
Net increase                              797,966    $  8,673,315       562,624    $  5,932,573
================================================================================================

                                                           California Insured
                                       ---------------------------------------------------------
                                           Year ended 2/28/98            Year ended 2/28/97
                                       ---------------------------------------------------------
                                           Shares          Amount        Shares          Amount
------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  994,327    $ 10,714,535     1,300,597    $ 13,757,024
 Class B                                  270,416       2,948,439            --              --
 Class C                                  157,741       1,703,167        91,768         972,104
 Class R                                  570,721       6,154,075     1,001,613      10,600,739
Shares issued to shareholders due to
reinvestment of distributions:
 Class A                                   79,157         857,036        52,994         563,347
 Class B                                      776           8,517            --              --
 Class C                                    6,626          71,396         3,107          32,774
 Class R                                  558,410       6,025,645       587,632       6,223,258
------------------------------------------------------------------------------------------------
                                        2,638,174      28,482,810     3,037,711      32,149,246
------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (378,368)     (4,074,693)     (378,089)     (4,026,630)
 Class B                                   (3,037)        (33,002)           --              --
 Class C                                  (32,339)       (350,263)      (30,587)       (320,023)
 Class R                               (2,084,046)    (22,452,312)   (2,426,927)    (25,608,596)
------------------------------------------------------------------------------------------------
                                       (2,497,790)    (26,910,270)   (2,835,603)    (29,955,249)
------------------------------------------------------------------------------------------------
Net increase                              140,384    $  1,572,540       202,108    $  2,193,997
================================================================================================

              February 28, 1998


              3. Distributions to Shareholders

On March 9, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1998, to shareholders of record on March 9, 1998, as follows:

                                            California     California Insured
              -----------------------------------------------------------------
              Dividend per share:
                Class A                         $.0455                 $.0450
                Class B                          .0390                  .0380
                Class C                          .0405                  .0395
                Class R                          .0475                  .0465
              =================================================================
              4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1998, were as follows:

                                            California     California Insured
              -----------------------------------------------------------------
              Purchases:
               Investments in municipal   $120,035,444            $62,473,386
               securities
              Temporary municipal
               investments                  60,630,000             41,857,000
              Sales:
               Investments in municipal
                securities                 108,092,638             58,076,411
              Temporary municipal
               investments                  61,230,000             41,157,000
              =================================================================

At February 28, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1998, California Insured had an unused capital loss carryforward of $128,884 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2005.

              5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1998, were as follows:

                                            California       California Insured
              -----------------------------------------------------------------
              Gross unrealized:
               appreciation                $18,666,448              $20,451,034
               depreciation                    (10,575)                      --
              -----------------------------------------------------------------
              Net unrealized appreciation  $18,655,873              $20,451,034
              =================================================================

              6. Management Fee and Other Transactions with Affiliates

Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

              Average daily net asset value    Management fee
              -----------------------------------------------
              For the first $125 million          .5500 of 1%
              For the next $125 million           .5375 of 1
              For the next $250 million           .5250 of 1
              For the next $500 million           .5125 of 1
              For the next $1 billion             .5000 of 1
              For net assets over $2 billion      .4750 of 1
              ===============================================

The management fee compensates the Advisor for overall investment advisory and administrative services, and general office facilities. The trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of California and .975 of 1% of the average daily net asset value of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $272,400 and $309,600 for California and California Insured, respectively, of which approximately $234,100 and $264,200, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1998, the Distributor compensated authorized dealers directly with approximately $124,000 and $131,500 in commission advances at the time of purchase for California and California Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 1998, the Distributor retained approximately $19,100 and $21,800 in such 12b-1 fees for California and California Insured, respectively. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $200 and $2,200 of CDSC on share redemptions for California and California Insured, respectively, during the fiscal year ended February 28, 1998.

              7. Composition of Net Assets

At February 28, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                     California    California Insured
              --------------------------------------------------------------------------------------------------------
              Capital paid-in                                                      $232,897,933          $213,585,792
              Balance of undistributed net investment income                             47,491                54,485
              Accumulated net realized gain (loss) from investment transactions         217,210              (141,245)
              Net unrealized appreciation of investments                             18,655,873            20,451,034
              --------------------------------------------------------------------------------------------------------
              Net assets                                                           $251,818,507          $233,950,066
              ========================================================================================================

             Financial Highlights

             Selected data for a share outstanding throughout each period is as follows:


Class (Inception date)                      Operating performance           Less distributions
                                          -------------------------    ---------------------------

                                                                Net
CALIFORNIA                          Net                realized and     Dividends                       Net        Total
                                  asset                  unrealized     from tax-                     asset       return
                                  value          Net    gain (loss)    exempt net    Distributions    value       on net
Year ended                    beginning   investment           from    investment     from capital   end of        asset
February 28/29,               of period   income (a)    investments        income            gains   period    value (b)
------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 1998                            $10.58         $.55          $ .37         $(.55)           $(.04)  $10.91        8.87%
 1997                             10.58          .55           (.01)         (.54)              --    10.58        5.29
 1996                             10.10          .55            .47          (.54)              --    10.58       10.36
 1995 (c)                         10.21          .27           (.03)         (.28)            (.07)   10.10        2.52

Class B (3/97)
 1998 (c)                         10.56          .46            .41          (.47)            (.04)   10.92        8.39

Class C (9/94)
 1998                             10.58          .49            .38          (.49)            (.04)   10.92        8.36
 1997                             10.58          .47           (.01)         (.46)              --    10.58        4.53
 1996                             10.10          .47            .47          (.46)              --    10.58        9.53
 1995 (c)                         10.04          .22            .13          (.22)            (.07)   10.10        3.71

Class R (7/86)
 1998                             10.61          .57            .36          (.57)            (.04)   10.93        8.99
 1997                             10.60          .57            .01          (.57)              --    10.61        5.67
 1996                             10.13          .58            .46          (.57)              --    10.60       10.54
 1995                             10.74          .58           (.53)         (.59)            (.07)   10.13         .78
 1994                             10.85          .60           (.05)         (.60)            (.06)   10.74        5.08
 1993                             10.14          .63            .71          (.63)              --    10.85       13.66
 1992 (d)                          9.92          .43            .22          (.43)              --    10.14        6.61
 1991 (e)                          9.79          .64            .13          (.64)              --     9.92        8.16
 1990 (e)                          9.85          .64           (.06)         (.64)              --     9.79        6.14
 1989 (e)                          9.24          .65            .61          (.65)              --     9.85       14.12
========================================================================================================================

               * Annualized.

             (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

             (c) From commencement of class operations as noted.

             (d) For the eight months ended February 29.

             (e) For the fiscal year ended June 30.

                                  Ratios/Supplemental data
------------------------------------------------------------------------------------------------
                                         Ratio                             Ratio
                                        of net                            of net
                     Ratio of       investment          Ratio of      investment
                     expenses        income to          expenses       income to
                   to average          average        to average         average
                   net assets       net assets        net assets      net assets
    Net assets         before           before             after           after       Portfolio
 end of period     reimburse-       reimburse-        reimburse-      reimburse-        turnover
(in thousands)           ment             ment          ment (a)        ment (a)            rate
------------------------------------------------------------------------------------------------
      $ 29,125           .90%            5.11%               .90%           5.11%            45%
        20,571           .94             5.16                .94            5.16             74
        12,709          1.00             5.23                .96            5.27             36
         3,146          1.41*            5.40*              1.00*           5.81*            32

         2,324          1.66*            4.31*              1.66*           4.31*            45

         4,061          1.45             4.56               1.45            4.56             45
         1,003          1.67             4.44               1.67            4.44             74
           684          1.84             4.39               1.71            4.52             36
           200          2.41*            4.37*              1.75*           5.03*            32

       216,309           .70             5.31                .70            5.31             45
       214,253           .70             5.41                .70            5.41             74
       216,390           .71             5.53                .71            5.53             36
       208,080           .71             5.83                .71            5.83             32
       218,430           .73             5.47                .73            5.47             19
       183,215           .71             6.05                .71            6.05              5
       133,377           .67*            6.30*               .67*           6.30*            --
       107,508           .69             6.48                .69            6.48             15
        78,704           .69             6.51                .69            6.51              8
        52,048           .77             6.77                .75            6.79             22
================================================================================================

             Selected data for a share outstanding throughout each period is as follows:


Class (Inception date)                      Operating performance           Less distributions
                                          -------------------------    ---------------------------

                                                                Net
CALIFORNIA INSURED                  Net                realized and     Dividends                      Net         Total
                                  asset                  unrealized     from tax-                     asset       return
                                  value          Net    gain (loss)    exempt net    Distributions    value       on net
Year ended                    beginning   investment           from    investment     from capital   end of        asset
February 28/29,               of period   income (a)    investments        income            gains   period    value (b)
------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
   1998                          $10.70         $.54         $ .36         $(.54)           $   -   $11.06         8.66%
   1997                           10.76          .55          (.08)         (.53)               -    10.70         4.57
   1996                           10.25          .53           .51          (.53)               -    10.76        10.32
   1995 (c)                       10.22          .26           .07          (.27)            (.03)   10.25         3.33
Class B (3/97)
   1998 (c)                       10.67          .45           .40          (.46)               -    11.06         8.13
Class C (9/94)
   1998                           10.63          .47           .35          (.47)               -    10.98         7.96
   1997                           10.67          .46          (.05)         (.45)               -    10.63         3.99
   1996                           10.15          .45           .51          (.44)               -    10.67         9.67
   1995 (c)                       10.06          .21           .13          (.22)            (.03)   10.15         3.45
Class R (7/86)
   1998                           10.68          .56           .36          (.56)               -    11.04         8.86
   1997                           10.74          .56          (.07)         (.55)               -    10.68         4.81
   1996                           10.23          .56           .50          (.55)               -    10.74        10.63
   1995                           10.67          .56          (.41)         (.56)            (.03)   10.23         1.68
   1994                           10.85          .56          (.10)         (.56)            (.08)   10.67         4.27
   1993                           10.01          .58           .88          (.58)            (.04)   10.85        15.05
   1992 (d)                        9.65          .40           .36          (.40)               -    10.01         7.99
   1991 (e)                        9.48          .60           .18          (.61)               -     9.65         8.43
   1990 (e)                        9.63          .61          (.15)         (.61)               -     9.48         4.93
   1989 (e)                        9.02          .61           .61          (.61)               -     9.63        13.97
========================================================================================================================

               * Annualized.

             (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

             (c) From commencement of class operations as noted.

             (d) For the eight months ended February 29.

             (e) For the fiscal year ended June 30.

                                  Ratios/Supplemental data
------------------------------------------------------------------------------------------------
                                         Ratio                             Ratio
                                        of net                            of net
                     Ratio of       investment          Ratio of      investment
                     expenses        income to          expenses       income to
                   to average          average        to average         average
                   net assets       net assets        net assets      net assets
    Net assets         before           before             after           after       Portfolio
 end of period     reimburse-       reimburse-        reimburse-      reimburse-        turnover
(in thousands)           ment             ment          ment (a)        ment (a)            rate
------------------------------------------------------------------------------------------------

      $ 36,203           .90%            4.93%              .90%           4.93%            26%
        27,598           .94             5.05               .94            5.05             51
        17,250           .98             4.99               .97            5.00             38
         4,753          1.24*            5.26*             1.05*           5.45*            25

         2,967          1.66*            4.16*             1.66*           4.16*            26

         3,226          1.45             4.37              1.45            4.37             26
         1,719          1.67             4.32              1.67            4.32             51
         1,040          1.74             4.23              1.71            4.26             38
           222          2.44*            4.05*             1.80*           4.69*            25

       191,554           .70             5.14               .70            5.14             26
       195,553           .69             5.30               .69            5.30             51
       205,642           .70             5.29               .70            5.29             38
       198,928           .70             5.60               .70            5.60             25
       208,115           .71             5.12               .71            5.12             14
       168,852           .75             5.72               .75            5.72              9
       100,933           .64*            5.97*              .64*           5.97*             7
        74,551           .68             6.26               .68            6.26             29
        50,625           .70             6.36               .70            6.36             13
        35,032           .82             6.52               .82            6.52             23
================================================================================================

Building Better Portfolios with Nuveen

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds

Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts

Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed
to help you reach
your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth
and Income
Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free
Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330
(800) 621-7227

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public
Accountants
Arthur Andersen LLP
Chicago, IL

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.



                       Serving Investors for Generations




Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.


The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.


Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.


Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


  NUVEEN 1898/1998
OUR SECOND CENTURY
  helping investors sustain the wealth of a lifetime./TM/

  John Nuveen & Co. Incorporated
  333 West Wacker Drive
  Chicago, IL 60606-1286

  www.nuveen.com

NUVEEN

MUNICIPAL
BONDS FUNDS


FEBRUARY 28, 1998


ANNUAL REPORT


DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.

[PHOTO APPEARS HERE]

MASSACHUSETTS

MASSACHUSETTS

INSURED

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

DEAR SHAREHOLDER

Wealth takes a lifetime to build. Once achieved, it should be preserved.

Over the past 12 months, the Nuveen Massachusetts Municipal Bond Funds continued to reward investors with consistent dividends and attractive returns. For the year ended February 28, 1998, the Massachusetts Fund's Class A shares posted a total return on net asset value of 7.38%. The Massachusetts Insured Fund generated a total return on net asset value for Class A shares of 7.04%.

Both funds continued to provide competitive after-tax yields and steady or increasing dividends. As of February 28, 1998, the Massachusetts Fund was generating a yield on net asset value of 3.96% for Class A shares, which is equivalent to an after-tax yield of 6.52% for investors in the 39.3% combined federal and state income tax bracket. The Massachusetts Insured Fund provided a yield on net asset value of 3.58% for Class A shares, equaling an after-tax yield of 5.90% for investors in the 39.3% combined federal and state tax bracket.

THE YEAR IN REVIEW

Over the past year, the bond market enjoyed a period of solid performance, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate increase in March 1997, also contributed to the positive environment for bonds.

Between the end of February 1997 and February 1998, the yield on 30-year Treasury bonds dropped from 6.80% to 5.92%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.76% to 5.24%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury bond yields, combined with municipals' comparatively low volatility and dependable tax-free income, continue to make these investments an attractive opportunity.

____
1

"With their focus on consistent performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security."

MEETING INVESTOR NEEDS

The stable income stream and attractive returns detailed on the following pages demonstrate that the Nuveen Massachusetts Municipal Bond Funds have continued to successfully pursue their investment objectives. In today's market environment, many investors are seeking conservatively managed investments that enable them to strike the proper balance between risk and reward in their portfolios. With their focus on consistent performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security.

BUILDING BETTER PORTFOLIOS

As you review the performance of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. This includes the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 1998

____
2

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUNDS

PORTFOLIO MANAGER'S COMMENTS

PORTFOLIO MANAGER STEVE PETERSON DISCUSSES THE PERFORMANCE OF THE MASSACHUSETTS MUNICIPAL BOND FUNDS, THE MASSACHUSETTS MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES.


PERFORMANCE REVIEW

Municipal new issue and refunding activity took off in 1997, totaling $220 billion nationally by year-end the third largest volume ever. In addition to heavy national supply, the Massachusetts market also experienced a heavy supply of municipal bonds over the past year, particularly in the health care sector. Although demand has remained stable in the state, it has not been sufficient to catch up to the overwhelming supply.

As Tim mentioned in his letter to shareholders, the Massachusetts Fund provided Class A shareholders with an annualized total return on net asset value of 7.38% for the period ended February 28, 1998. This is equivalent to a return of 10.88% on an after-tax basis for shareholders in the combined 39.3% federal and state tax bracket. The return on net asset value for the Massachusetts Insured Fund's Class A shares was 7.04%, equaling a taxable equivalent return of 10.38% for shareholders in the same tax bracket. The performance of the funds' dividends in this market environment has been outstanding, given that interest rates have continually declined over the year. Both funds' Class A Shares have maintained steady or increasing dividends for extended periods (24 months for the Massachusetts Fund and 32 months for the Massachusetts Insured Fund).

A large percentage of both portfolios has been pre-refunded and escrowed with U.S. Treasury securities, providing price stability and enhanced credit quality. For the Massachusetts Fund, 34 percent of the portfolio was pre-refunded during the year; for the Massachusetts Insured Fund, 22 percent was pre-refunded. However, since pre-refunding also means the portfolio is less affected by interest rate movements, the fund was less able to participate fully in the market rally as interest rates fell.

The performance of the Massachusetts municipal bond funds continues to be influenced by the funds' shorter durations. Duration measures a fund's price volatility, or reaction to interest rate movements. In a year that saw municipal bond yields, as measured by the Bond Buyer 40, fall more than 50 basis points, longer duration funds are more sensitive to interest rate movements both on the upside, and on the downside. Therefore, funds with longer duration bonds appreciate more in value in declining rate environments, but are penalized more during periods of rising interest rates.

Both of the Massachusetts funds maintained comparatively short durations. The Massachusetts Fund had an average weighted duration for the period of 4.84 years, and the Massachusetts Insured Fund's duration was 4.74 years. When compared with the average duration of the benchmark Lehman Brothers Municipal Bond Index of 7.20 years, it is apparent that the Massachusetts funds will be significantly impacted by their shorter durations. While the funds are well-cushioned from market volatility and are less sensitive to interest rate changes, the declining interest rate environment hampered the relative total return performance of these short-duration funds.

____
3

"In the coming months, we will continue to manage the funds by focusing on the selection of undervalued securities."


STATE GROWTH CONTINUES

The state's rebounding economy and stronger financial position led to upgrades for the state's general obligation debt during the last 12 months. Employment growth in the areas of health care, construction, research, and computer and business services has driven the state's economic growth. The combination of better-than-expected tax collections and under-budget expenditures has allowed the state to strengthen its cash and reserve positions. With already high debt levels and the uncertainty of timing and availability of future federal highway funding for the $11 billion Central Artery/Ted Williams Tunnel Project, the commonwealth will remain challenged in managing its capital needs.

The process of mergers and affiliations of Massachusetts hospitals continues, resulting in a number of refundings of hospital bonds this year. In the wake of electric utility deregulation, a consumer group was successful in getting a sufficient number of signatures to have the repeal of the retail competition bill placed on the November 1998 ballot. Although municipal utilities are exempt from this legislation, they have the option of participating in order to seek a larger customer base.

FINDING VALUE IN TODAY'S MARKET

Over the past year we focused on enhancing the credit quality of the funds. With credit spreads at historically tight levels, we felt that the funds were not adequately compensated for taking on the additional risk of lower-rated bonds. In managing for the longer-term, we feel that as credit spreads widen again, the higher-rated bonds will appreciate or better maintain their value relative to lower-rated bonds. By foregoing a small amount of incremental yield in the near-term by choosing AAA-rated bonds, we anticipate solid price appreciation for these higher credits in the future.

We also took advantage of the resources of Nuveen's outstanding research staff to carefully select those bonds that we felt had the potential to be pre-refunded by their issuers. In an advance refunding, a bond issue is essentially repaid early and becomes secured by U.S. government or agency securities until it can be called by the issuer. When bonds in the funds are pre-refunded and become backed by Treasury bonds, the credit quality and stability of the funds can improve significantly.

STRATEGIES FOR THE FUTURE

In the coming months, we will continue to manage the funds by focusing on the selection of under-valued securities that provide attractive income and the opportunity for price appreciation relative to the market, while maintaining our objective of high after-tax total return. To achieve these goals, we will continue to utilize Nuveen's research team to seek out bonds that we believe may be pre-refunded in the future. We will also look for bonds that compensate the fund well for taking on additional risk, including housing bonds and AMT bonds, which are currently out of favor with the overall market. Finally, with the volatile supply levels in the state, we plan to take advantage of any heavy supply periods that might temporarily depress bond prices.

____
4

                   Nuveen Massachusetts Municipal Bond Fund
                   Performance Overview
                   As of February 28, 1998



----------------------------------------
12-Month Dividends Class A Shares)
----------------------------------------

[BAR CHART APPEARS HERE]

M    0.0425
A    0.0435
M    0.0435
J    0.0435
J    0.0435
A    0.0435
S    0.0435
O    0.0435
N    0.0435
D    0.0435
J    0.0435
F    0.0435

----------------------------------------
Top 5 Sectors
----------------------------------------
U.S. Guaranteed                      39%
Multifamily Housing                  15%
Health Care                          13%
Tax Obligation (General)             13%
Education and Civic Organizations     9%
----------------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 39.3%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------
SHARE CLASS                                A         B        C         R
--------------------------------------------------------------------------------
Inception Date                          9/94      3/97    10/94     12/86
Net Asset Value                        10.08    $10.10   $10.02   $ 10.05
Fund Net Assets ($000)                                            $84,912
Average Weighted Maturity (Years)                                   20.35
Average Weighted Duration (Years)                                    4.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return/1/
--------------------------------------------------------------------------------
SHARE CLASS                            A(NAV)  A(Offer)     B      C      R
--------------------------------------------------------------------------------
1-Year                                  7.38%     2.91%  6.82%  6.85%  7.60%
5-Year                                  5.77%     4.88%  5.01%  4.98%  5.96%
10-Year                                 7.54%     7.08%  6.92%  6.74%  7.78%
Since Inception                         6.49%     6.08%  5.93%  5.69%  6.73%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------
SHARE CLASS                            A(NAV)  A(Offer)     B      C      R
--------------------------------------------------------------------------------
Distribution Rate                       5.18%     4.96%  4.46%  4.67%  5.37%
SEC 30-Day Yield                        3.96%     3.79%  3.21%  3.41%  4.16%
Taxable Equivalent Yield/2/             6.52%     6.24%  5.29%  5.62%  6.85%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison/3/
--------------------------------------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

                 Lehman Brothers               Nuveen MA               Nuveen MA
                  Municipal Bond          Municipal Bond          Municipal Bond
Date                       Index              Fund (NAV)            Fund (Offer)
--------------------------------------------------------------------------------
February 1988         $10,000.00              $10,000.00              $ 9,580.00
February 1989          10,620.34               10,673.97               10,225.66
February 1990          11,708.95               11,561.42               11,075.84
February 1991          12,788.46               12,460.12               11,936.80
February 1992          14,066.52               13,722.16               13,145.83
February 1993          16,002.67               15,633.38               14,976.78
February 1994          16,887.10               16,523.36               15,829.38
February 1995          17,205.76               16,786.30               16,081.27
February 1996          19,107.08               18,397.65               17,624.95
February 1997          20,331.95               19,270.84               18,461.46
February 1998          22,192.00               20,694.00               19,824.00
--------------------------------------------------------------------------------

-- Lehman Brothers Municipal Bond Index - $22,192
-- Nuveen Massachusetts Municipal Bond Fund (NAV) - $20,694
-- Nuveen Massachusetts Municipal Bond Fund (Offer) - $19,824

Past results are not predictive of future performance.

              _____
              5

              Nuveen Massachusetts Insured Municipal Bond Fund
              Performance Overview
              As of February 28, 1998

-------------------------------------------
12-Month Dividends (Class A Shares)
-------------------------------------------

[BAR CHART APPEARS HERE]

March                                0.0435
April                                0.0435
May                                  0.0435
June                                 0.0435
July                                 0.0435
August                               0.0435
September                            0.0435
October                              0.0435
November                             0.0435
December                             0.0435
January                              0.0435
February                             0.0435
-------------------------------------------

-------------------------------------------
Top 5 Sectors
-------------------------------------------
U.S. Guaranteed                         25%
Tax Obligation (General)                22%
Education and Civic Organizations       18%
Health Care                             14%
Multifamily Housing                     14%
-------------------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 39.3%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------
SHARE CLASS                               A          B         C         R
--------------------------------------------------------------------------------
Inception Date                         9/94       3/97      9/94     12/86
Net Asset Value                      $10.57     $10.57    $10.54   $ 10.57
Fund Net Assets ($000)                                             $67,344
Average Weighted Maturity (Years)                                    19.88
Average Weighted Duration (Years)                                     4.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return/1/
--------------------------------------------------------------------------------
SHARE CLASS                           A(NAV) A(Offer)     B       C      R
--------------------------------------------------------------------------------
1-Year                                 7.04%    2.50%  6.25%   6.45%  7.23%
5-Year                                 5.38%    4.48%  4.64%   4.64%  5.64%
10-Year                                7.24%    6.77%  6.65%   6.46%  7.50%
Since Inception                        6.59%    6.19%  6.05%   5.81%  6.86%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------
Share Class                           A(NAV) A(Offer)     B       C      R
--------------------------------------------------------------------------------
Distribution Rate                      4.94%    4.73%  4.20%   4.38%  5.11%
SEC 30-Day Yield                       3.58%    3.43%  2.83%   3.03%  3.78%
Taxable Equivalent Yield/2/            5.90%    5.65%  4.66%   4.99%  6.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison/3/
--------------------------------------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

                 Lehman Brothers               Nuveen MA               Nuveen MA
                  Municipal Bond          Municipal Bond          Municipal Bond
Date                       Index              Fund (NAV)            Fund (Offer)
--------------------------------------------------------------------------------
February 1988         $10,000.00              $10,000.00              $ 9,580.00
February 1989          10,620.34               10,559.20               10,115.71
February 1990          11,708.95               11,431.59               10,951.47
February 1991          12,788.46               12,420.39               11,898.73
February 1992          14,066.52               13,573.08               13,003.01
February 1993          16,002.67               15,473.43               14,823.54
February 1994          16,887.10               16,244.41               15,562.14
February 1995          17,205.76               16,481.70               15,789.47
February 1996          19,107.08               18,059.29               17,300.80
February 1997          20,331.95               18,785.35               17,996.37
February 1998          22,191.00               20,694.00               19,824.00
--------------------------------------------------------------------------------

-- Lehman Brothers Municipal Bond Index - $22,192
-- Nuveen Massachusetts Municipal Bond Fund (NAV) - $20,694
-- Nuveen Massachusetts Municipal Bond Fund (Offer) - $19,824

Past results are not predictive of future performance.

              -----

                              PORTFOLIO OF INVESTMENTS
                              FEBRUARY 28, 1998
                              MASSACHUSETTS

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                   PROVISIONS*  RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS - 8.9%

                    Massachusetts Education Loan Authority, Education Loan Revenue
                    Bonds, Issue C, Series 1985A:
     $   145,000      7.875%, 6/01/03                                                         6/98 at 101 1/2      AAA    $  148,236
       1,080,000      7.875%, 6/01/03                                                             6/00 at 100      AAA     1,112,130

       1,000,000    Massachusetts Health and Educational Facilities Authority,                    7/01 at 102      Aaa     1,089,640
                      Revenue Bonds, Boston College Issue, Series J, 6.625%, 7/01/21

       1,000,000    Massachusetts Health and Educational Facilities Authority,                    7/02 at 102      AAA     1,093,670
                      Revenue Bonds, Suffolk University Issue, Series B, 6.350%, 7/01/22

         500,000    Massachusetts Industrial Finance Agency, Revenue Bonds                        7/03 at 102      Aa2       494,435
                      (Whitehead Institute for Biomedical Research 1993
                      Issue), 5.125%, 7/01/26

       2,290,000    Massachusetts Industrial Finance Agency, Revenue and Refunding                7/05 at 102      AAA     2,559,877
                      Bonds, 1995 Series A (Lesley College Project), 6.300%, 7/01/25

       1,000,000    Massachusetts Industrial Finance Agency, Revenue Bonds                        3/06 at 102      Aaa     1,033,430
                      (College of the Holy Cross  1996 Issue), 5.500%, 3/01/20
------------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE - 13.0%

         500,000    Massachusetts Health and Educational Facilities Authority,                7/99 at 102 1/2      N/R       534,400
                      Revenue Bonds, Series 1989 (Cardinal Cushing General Hospital),
                      8.875%, 7/01/18

         495,000    Massachusetts Health and Educational Facilities Authority,                    7/98 at 101        A       506,425
                      Revenue Bonds, Brockton Hospital Issue, Series B, 8.000%, 7/01/07

         250,000    Massachusetts Health and Educational Facilities Authority,                    7/00 at 102      Aaa       270,845
                      Revenue Bonds, University Hospital Issue, Series C, 7.250%, 7/01/10

         750,000    Massachusetts Health and Educational Facilities Authority,                    7/02 at 102      Aaa       826,755
                      Revenue Bonds, New England Medical Center Hospitals Issue,
                      Series F, 6.625%, 7/01/25

       1,000,000    Massachusetts Health and Educational Facilities Authority,                    7/03 at 102      Aaa     1,037,330
                      Revenue Bonds, Lahey Clinic Medical Center Issue, Series B,
                      5.625%, 7/01/15

         700,000    Massachusetts Health and Educational Facilities Authority,                    7/04 at 102      AA+       755,573
                      Revenue Bonds (Daughters of Charity National Health System
                      The Carney Hospital), Series D, 6.100%, 7/01/14

                    Massachusetts Health and Educational Facilities Authority, Revenue Refunding
                    Bonds, Youville Hospital Issue (FHA Insured Project), Series B:
       2,500,000      6.000%, 2/15/25                                                             2/04 at 102       Aa     2,606,875
       2,000,000      6.000%, 2/15/34                                                             2/04 at 102       Aa     2,081,680

       2,000,000    Massachusetts Health and Educational Facilities Authority,                    5/08 at 102      Aaa     1,926,940
                      Catholic Health East, Revenue Bonds, Series 1998B, 5.000%, 11/15/28 (WI)

         435,000    Massachusetts Industrial Finance Agency, Revenue Bonds (Sturdy                6/99 at 102        A       459,786
                      Memorial Hospital), Series 1989, 7.900%, 6/01/09
------------------------------------------------------------------------------------------------------------------------------------
                      HOUSING/MULTIFAMILY  14.7%

       3,700,000    Massachusetts Housing Finance Agency, Housing Project Revenue                 4/03 at 102       A1     3,914,526
                      Bonds, 6.375%, 4/01/21

       1,000,000    Massachusetts Housing Finance Agency, Residential Development                11/02 at 102      Aaa     1,058,210
                      Bonds, 6.250%, 11/15/14

____
7

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                   PROVISIONS*  RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/MULTIFAMILY - CONTINUED

    $1,000,000      Massachusetts Housing Finance Agency, Residential Development                 5/02 at 102      Aaa    $1,078,300
                      Bonds, 1992 Series D, 6.875%, 11/15/21

     1,000,000      Massachusetts Housing Finance Agency, Rental Housing Mortgage                 7/07 at 101      Aaa     1,012,050
                      Revenue Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative
                      Minimum Tax)

     2,000,000      Massachusetts Industrial Finance Agency, Assisted Living                     12/07 at 102      AAA     2,047,560
                      Facility Revenue Bonds (Arbors at Living Amherst Project),
                      GNMA Collateralized Series 1997, 5.950%, 6/20/39 (Alternative
                      Minimum Tax)

     1,000,000      Massachusetts Industrial Finance Agency (FHAInsured Mortgage                  1/08 at 102      Aaa     1,048,370
                      Loan), Hudner Associates Projects, 5.650%, 1/01/23

       970,000      Boston-Mount Pleasant Housing Development Corporation,                        8/02 at 102      AAA     1,029,529
                      Multifamily Housing Refunding Revenue Bonds, Series 1992 A,
                      6.750%, 8/01/23

     1,250,000      Somerville Housing Authority, Mortgage Revenue Bonds, Series                  5/00 at 102      AAA     1,324,338
                    1990 (GNMA Collateralized - Clarendon Hill Towers Project),
                    7.950%, 11/20/30
------------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/SINGLE FAMILY - 2.1%

       500,000      Massachusetts Housing Finance Agency, Single Family Housing                   6/01 at 102       Aa       530,965
                      Revenue Bonds, Series 18, 7.350%, 12/01/16

     1,250,000      Massachusetts Housing Finance Agency, Single Family Housing                   6/98 at 102       Aa     1,286,575
                      Revenue Bonds, Series 8, 7.700%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
                    LONG TERM CARE - 6.6%

     3,285,000      Massachusetts Health and Educational Facilities Authority,                    2/07 at 102      Aa2     3,491,364
                      Revenue Refunding Bonds, Youville Hospital Issue (FHA Insured
                      Project), Series A, 6.250%, 2/15/41

       885,000      Massachusetts Health and Educational Facilities Authority,                    7/03 at 102      Aaa       940,994
                      Revenue Bonds,
                      Cable Housing and Health Services Issue, Series A, 5.625%, 7/01/13

     1,125,000      Massachusetts Industrial Financial Agency, Revenue Bonds,                     2/06 at 102      AAA     1,173,656
                      Heights Crossing
                      Limited Partnership Issue (FHA Insured Project), Series 1995,
                      6.000%, 2/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - 12.7%

                    City of Attleboro, Massachusetts, General Obligation Bonds:
       450,000        6.250%, 1/15/10                                                             1/03 at 102       A3       484,808
       450,000        6.250%, 1/15/11                                                             1/03 at 102       A3       482,769

                    Town of Barnstable, Massachusetts, General Obligation Bonds:
       880,000        5.750%, 9/15/13                                                             9/04 at 102      Aa3       936,769
       490,000        5.750%, 9/15/14                                                             9/04 at 102      Aa3       519,846

                    Town of Deerfield, Massachusetts, General Obligation School
                      Bonds of 1992, School Project Loan, Act of 1948, Unlimited Tax:
       420,000        6.200%, 6/15/09                                                             6/02 at 102       A1       458,682
       415,000        6.250%, 6/15/10                                                             6/02 at 102       A1       452,487

       485,000      City of Holyoke, Massachusetts, General Obligation Bonds, 1991               No Opt. Call      Baa       514,629
                      Series A, 8.000%, 6/01/01

       500,000      City of Holyoke, Massachusetts, General Obligation School                     8/01 at 102      Baa       564,815
                      Project Loan, Act of 1948, 7.650%, 8/01/09

____
8

                         Portfolio of Investments
                         February 28, 1998
                         Massachusetts  continued

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                   PROVISIONS*  RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - CONTINUED

   $   750,000      City of Holyoke, Massachusetts, General Obligation Refunding               11/02 at 102      Baa    $   832,350
                      Bonds, 7.000%, 11/01/08
       545,000      City of Lowell, Massachusetts, General Obligation Refunding                12/01 at 103     Baa1        609,577
                      Bonds,  8.300%, 2/15/05
       500,000      Town of Palmer, Massachusetts, General Obligation Refunding                10/03 at 102      Aaa        528,220
                      Bonds,  5.500%, 10/01/10
       425,000      South Essex Sewerage District, Massachusetts, General                      No Opt. Call     Baa1        480,458
                      Obligation Bonds,  9.000%, 12/01/00
                    City of Taunton, Massachusetts, General Obligation Bonds
                    (Electric Loan Act of 1969):
     1,465,000        8.000%, 2/01/02                                                          No Opt. Call       A3      1,662,028
     1,005,000        8.000%, 2/01/03                                                          No Opt. Call       A3      1,166,323
     1,000,000      City of Worcester, Massachusetts, General Obligation Bonds,                 8/02 at 102     BBB+      1,077,880
                      6.000%, 8/01/04
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED  1.3%

       930,000      Massachusetts Industrial Finance Agency, Library Revenue Bonds              1/05 at 102      Aaa      1,088,054
                      (Malden Public Library Project), Series 1994, 7.250%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED  38.8%

     1,000,000      Massachusetts Bay Transportation Authority, General                         3/01 at 102      Aaa      1,100,920
                      Transportation System Bonds, 1991 Series A, 7.000%,
                      3/01/11 (Pre-refunded to 3/01/01)
     1,300,000      Massachusetts Health and Educational Facilities Authority,                  7/00 at 102      AAA      1,441,492
                      Revenue Bonds, Emerson Hospital Issue, Series C, 8.000%,
                      7/01/18 (Pre-refunded to 7/01/00)
       250,000      Massachusetts Health and Educational Facilities Authority,                  7/98 at 102      Aaa        258,613
                      Revenue Bonds, Mount Auburn Hospital Issue, Series A, 7.875%,
                      7/01/18 (Pre-refunded to 7/01/98)
     1,180,000      Massachusetts Health and Educational Facilities Authority,              7/00 at 101 1/2   N/R***      1,304,632
                      Revenue Bonds, Suffolk University Issue, Series A, 8.125%,
                      7/01/20 (Pre-refunded to 7/01/00)
       500,000      Massachusetts Health and Educational Facilities Authority,                  7/98 at 102      Aaa        517,440
                      Revenue Bonds, NewtonWellesley Hospital Issue, Series C,
                      8.000%, 7/01/18 (Pre-refunded to 7/01/98)
       750,000      Massachusetts Health and Educational Facilities Authority,                  7/99 at 102    A+***        800,393
                      Revenue Bonds, Baystate Medical Center Issue, Series C, 7.500%,
                      7/01/20 (Pre-refunded to 7/01/99)
       500,000      Massachusetts Health and Educational Facilities Authority,                  9/02 at 102      Aaa        558,630
                      Revenue Refunding Bonds, Worcester Polytechnic Institute Issue,
                      Series E, 6.625%, 9/01/17 (Pre-refunded to 9/01/02)
     3,270,000      Massachusetts Health and Educational Facilities Authority,                  7/01 at 102     A***      3,648,437
                      Revenue Bonds, Charlton Memorial Hospital Issue, Series B, 7.250%,
                      7/01/13 (Pre-refunded to 7/01/01)
     3,000,000      Massachusetts Health and Educational Facilities Authority,                 No Opt. Call      AAA      3,019,680
                      Revenue Bonds, Malden Hospital Issue (FHA Insured Project),
                      Series A, 5.000%, 8/01/16
     2,750,000      Massachusetts Health and Educational Facilities Authority,                  4/02 at 102      AAA      3,077,525
                      Revenue Bonds, New England Deaconess Hospital Issue, Series D,
                      6.875%, 4/01/22 (Pre-refunded to 4/01/02)

____
9

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                   PROVISIONS*  RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED  CONTINUED

    $1,000,000      Massachusetts Health and Educational Facilities Authority,                  11/02 at 102       Aaa    $1,117,270

                      Revenue Bonds, MetroWest Health, Inc. Issue, Series C, 6.500%,
                      11/15/18 (Pre-refunded to 11/15/02)
       250,000      Massachusetts Industrial Finance Agency, Revenue Bonds, College              1/02 at 102     A1***       274,445

                      of the  Holy Cross-1992 Issue). 6.450%, 1/01/12 (Pre-refunded to 1/01/02)
       500,000      Massachusetts Industrial Finance Agency, Revenue Bonds                      10/99 at 103       Aaa       545,210

                      (Springfield College Project  1989 Issue), 7.800%,
                      10/01/09 (Pre-refunded to 10/01/99)
     1,235,000      Massachusetts Industrial Finance Agency, Revenue Bonds,                      7/02 at 102       AAA     1,402,639

                      Merrimack College Issue, Series 1992, 7.125%,
                      7/01/12 (Pre-refunded to 7/01/02)
       635,000      Massachusetts Port Authority, Revenue Bonds, Series 1982,                   No Opt. Call       Aaa     1,094,137

                      13.000%, 7/01/13
       165,000      Massachusetts State General Obligation Bonds, Consolidated                   3/00 at 102       Aaa       178,728

                      Loan of 1990, Series A, 7.250%, 3/01/09 (Pre-refunded
                      to 3/01/00)
       250,000      Massachusetts Bay Transportation Authority,                                 12/06 at 100      A***       311,618

                      Certificates of Participation, Series 1988, 7.800%,
                      1/15/14 (Pre-refunded to 12/22/06)
       250,000      City of Boston, Massachusetts, General                                       2/99 at 102     A+***       264,095

                      Obligation Bonds, 1989 Series A, 7.700%, 2/01/09
                      (Pre-refunded to 2/01/99)
     1,000,000      City of Boston, Massachusetts, General                                       7/01 at 102       Aaa     1,101,910

                      Obligation Bonds, 1991 Series A, 6.750%, 7/01/11
                      (Pre-refunded to 7/01/01)
     1,500,000      City of Boston, Massachusetts, Revenue Bonds,                                8/00 at 102       Aaa     1,656,870

                      Boston City Hospital (FHA  Insured Mortgage),
                      Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)
       500,000      Boston Water and Sewer Commission, General Revenue                          11/01 at 102       Aaa       558,615

                      Bonds, 1991 Series A (Senior Series), 7.000%,
                      11/01/18 (Pre-refunded to 11/01/01)
       440,000      City of Haverhill, Massachusetts, General                                   10/01 at 102    BBB***       497,508

                      Obligation, Municipal Purpose Loan of 1991 Bonds,
                      7.500%, 10/15/11 (Pre-refunded to 10/15/01)
       250,000      City of Holyoke, Massachusetts, General                                      6/02 at 103       Aaa       295,764

                      Obligation Bonds, 8.150%, 6/15/06 (Pre-refunded to
                      6/15/02)
       445,000      City of Lowell, Massachusetts, General                                       1/01 at 102       Aaa       505,363

                      Obligation Qualified Bonds, 8.400%, 1/15/09
                      (Pre-refunded to 1/15/01)
     1,000,000      City of Lynn, Massachusetts, General Obligation Bonds,                       1/02 at 104       Aaa     1,167,260

                      7.850%, 1/15/11 (Pre-refunded to 1/15/02)
       500,000      Town of Monson, Massachusetts, General Obligation School                    10/00 at 102       Aaa       556,310

                      Project Loan Act of 1948 Bonds, 7.700%, 10/15/10
                      (Pre-refunded to 10/15/00)
       500,000      Town of Palmer,  Massachusetts, General Obligation School                   10/00 at 102       Aaa       555,670

                      Project Loan Act of 1948, 1990 Series B, 7.700%, 10/01/10
                      (Pre-refunded to 10/01/00)
     1,130,000      Town of Peabody, Massachusetts, General Obligation Electric Bonds,           8/01 at 102       Aaa     1,253,892

                      6.950%, 8/01/09 (Pre-refunded to 8/01/01)
     2,250,000      Puerto Rico Electric Power Authority, Power Revenue                          7/01 at 102       Aaa     2,498,984

                      Bonds, Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)
       250,000      Town of Sandwich, Massachusetts, Unlimited Tax, General Obligation      11/98 at 102 1/2       Aaa       262,017

                      Bonds, 7.100%, 11/01/07 (Pre-refunded to 11/01/98)
     1,000,000      City of Springfield, Massachusetts, General Obligation School                9/02 at 102    Baa***     1,135,730

                      Project Loan Act of 1948, Series B, 7.100%, 9/01/11
                      (Pre-refunded to 9/01/02)

____
10

                         PORTFOLIO OF INVESTMENTS
                         FEBRUARY 28, 1998
                         MASSACHUSETTS - CONTINUED

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                   PROVISIONS*  RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES  1.3%

    $  1,000,000    Massachusetts Industrial Finance Agency, Resource Recovery                   7/01 at 103      N/R  $  1,128,520
                      Revenue Bonds (SEMASS Project), Series 1991A, 9.000%,
                      7/01/15
------------------------------------------------------------------------------------------------------------------------------------
    $ 77,870,000          Total Investments (cost $77,965,904)-99.4%                                                     84,424,476
------------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities  0.6%                                                                     487,079
------------------------------------------------------------------------------------------------------------------------------------
                    Net Assets  100%                                                                                   $ 84,911,555
====================================================================================================================================

* Optional Call Provisions: (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: (not covered by the report of independent public accountants):
     Using the higher of Standard and Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA-rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a whenissued basis (note 1).

                                 See accompanying notes to financial statements.

____
11

          PORTFOLIO OF INVESTMENTS
          FEBRUARY 28, 1998
          MASSACHUSETTS INSURED

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                  PROVISIONS*  RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS  17.8%

  $    250,000      Massachusetts Health and Educational Facilities Authority, Revenue         10/98 at 102        Aaa   $  260,363
                      Bonds, Northeastern University Issue, Series B, 7.600%, 10/01/10
     1,000,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/01 at 102        Aaa    1,089,640
                      Bonds, Boston College Issue, Series J, 6.625%, 7/01/21
     1,450,000      Massachusetts Health and Educational Facilities Authority, Revenue         10/02 at 100        Aaa    1,542,394
                      Bonds, Boston University Issue, Series M, 6.000%, 10/01/22
     1,600,000      Massachusetts Health and Educational Facilities Authority, Revenue         10/02 at 102        Aaa    1,772,752
                      Bonds, Northeastern University Issue, Series E, 6.550%, 10/01/22
     1,850,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/02 at 102        AAA    2,023,290
                      Bonds, Suffolk University Issue, Series B, 6.350%, 7/01/22
     2,000,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/02 at 102        Aaa    2,173,860
                      Bonds, Bentley College Issue, Series I, 6.125%, 7/01/17
       500,000      Massachusetts Industrial Finance Agency, Revenue Bonds, Brandeis           10/99 at 102        Aaa      530,700
                      University Issue, 1989 Series C, 6.800%, 10/01/19
     1,000,000      Massachusetts Industrial Finance Agency, Revenue Refunding Bonds,           7/01 at 102        Aaa    1,079,610
                      Mount Holyoke College Issue, Series 1992A, 6.300%, 7/01/13
       420,000      Massachusetts Industrial Finance Agency, Revenue Bonds, Babson             10/05 at 102        Aaa      457,699
                      College Issue, Series 1995A, 5.800%, 10/01/10
     1,000,000      Massachusetts Industrial Finance Agency, Revenue Bonds (College             3/06 at 102        Aaa    1,033,430
                      of the Holy Cross1996 Issue), 5.500%, 3/01/20
------------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE  14.4%

       500,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/00 at 102        Aaa      541,455
                      Bonds, University Hospital Issue, Series C, 7.250%, 7/01/19
     1,500,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/02 at 102        Aaa    1,653,510
                      Bonds, New England Medical Center Hospitals Issue, Series F,
                      6.625%, 7/01/25
     1,000,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/02 at 102        Aaa    1,097,450
                      Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22
     1,700,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/03 at 102        Aaa    1,763,461
                      Bonds, Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15
     2,000,000      Massachusetts Health and Educational Facilities Authority, Revenue          5/08 at 102        Aaa    1,926,940
                       Bonds, Catholic Health East, Series 1998B, 5.000%, 11/15/28 (WI)
       200,000      Massachusetts Industrial Finance Agency, Revenue Bonds, Harvard            10/98 at 102        Aaa      208,584
                       Community Health Plan, Inc., Issue 1988 Series B (Refunding Bonds),
                       7.750%, 10/01/08
     2,290,000      Puerto Rico Industrial, Tourist, Educational, Medical and Environmental     1/05 at 102        Aaa   2,540,228
                       Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                       Series A (Hospital Auxilio Mutuo Obligated Group Project), 6.250%,
                       7/01/16
------------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/MULTIFAMILY  14.4%

       330,000      Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989          12/99 at 103        Aaa     350,500
                       Series A, 7.600%, 12/01/16
     2,975,000      Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue       1/05 at 102        Aaa   3,256,435
                       Bonds, 1995 Series A (FHA-Insured Mortgage Loans), 7.350%,
                       1/01/35 (Alternative Minimum Tax)

____
12

          PORTFOLIO OF INVESTMENTS
          FEBRUARY 28, 1998
          MASSACHUSETTS INSURED

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                  PROVISIONS*  RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/MULTIFAMILY CONTINUED

   $ 1,000,000      Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue        7/07 at 101        Aaa  $1,012,050
                      Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)
     4,290,000      Massachusetts Industrial Finance Agency, Assisted Living Facility           12/07 at 102        AAA   4,392,016
                      Bonds (Arbors at Living Amherst Project), GNMA Collateralized,
                      Series 1997, 5.950%, 6/20/39 (Alternative Minimum Tax)
       640,000      Massachusetts Industrial Finance Agency (FHA-Insured Mortgage Loan),         1/08 at 102        Aaa     670,957
                      Hudner Associates Projects, 5.650%, 1/01/23
------------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/SINGLE FAMILY 1.2%

       500,000      Massachusetts Housing Finance Agency, Single Family Housing Revenue          6/01 at 102        Aa      530,965
                      Bonds, Series 18, 7.350%, 12/01/16
       250,000      Massachusetts Housing Finance Agency, Single Family Housing Revenue          6/98 at 102        Aa      257,315
                      Bonds, Series B, 7.700%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
                    OTHER REVENUE  0.4%

       250,000      Massachusetts Health & Educational Facilities Authority, Revenue             7/99 at 102        Aaa     265,025
                      Bonds, Capital Asset Program, 7.200%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL  22.6%

       250,000      Massachusetts Bay Transportation Authority, General Transportation           3/00 At 102        Aaa     270,288
                      System Revenue, 1990 Series A, 7.250%, 3/01/03
       250,000      Town of Groveland, Massachusetts, General Obligation Bonds,                  6/01 at 102        Aaa     274,938
                      6.900%, 6/15/07
     1,000,000      City of Haverhill, Massachusetts, General Obligation, Hospital               9/01 at 102        Aaa   1,089,520
                      Refunding Bonds, Series A, 6.700%, 9/01/10
       500,000      City of Lawrence, Massachusetts, General Obligation Bonds,                   No Opt. Call       Aaa     640,870
                      9.750%, 3/15/04
       2,625,000    City of Lowell, Massachusetts, General Obligation State                      11/03 at 102       Aaa   2,754,570
                      Qualified Bonds, 5.600%, 11/01/12

       1,025,000    City of Lynn, Massachusetts, General Obligation Bonds,                       No Opt. Call       Aaa   1,120,766
                      6.750%, 1/15/02

       1,000,000    Town of Mansfield, Massachusetts, General Obligation Bonds,                   1/02 at 102       Aaa   1,110,060
                       6.700%, 1/15/11

       250,000      Town of Methuen, Massachusetts, General Obligation Bonds,                     5/00 at 102       Aaa     272,473

                       7.400%, 5/15/04
       1,500,000    Town of Monson, Massachusetts, General Obligation, Unlimited Tax,             No Opt. Call      Aaa   1,636,440
                       School Refunding Bond, 5.500%, 10/15/10
       300,000      Town of North Andover, Massachusetts, General Obligation Bonds,                9/00 at 103      Aaa     331,536
                       7.400%, 9/15/10
       190,000      Town of Northfield, Massachusetts, General Obligation Bonds,                  10/01 at 102      Aaa     207,225
                       Municipal Purpose Loan of 1992, 6.350%, 10/15/09
       1,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1995,             7/05 at 101 1/2      Aaa   1,062,340
                       General Obligation Bonds, 5.750%, 7/01/24
       440,000      Quaboag Regional School District, General Obligation School Bonds              6/02 at 102      Aaa     481,382
                       of 1991, 6.250%, 6/15/08
                    City of Salem, Massachusetts, General Obligation Bonds:
       500,000        6.800%, 8/15/09                                                              8/01 at 102      Aaa     551,035
       900,000        6.000%, 7/15/10                                                              7/02 at 102      Aaa     973,161

       220,000      Taunton, Massachusetts, General Obligation Bonds, 6.800%, 9/01/09              9/01 at 103      Aaa     244,578

____
13

  PRINCIPAL                                                                                OPTIONAL CALL                 MARKET
     AMOUNT          DESCRIPTION                                                             PROVISIONS*   RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------------------
                     TAX OBLIGATION/GENERAL - CONTINUED
$   455,000          Town of Wareham, Massachusetts, General Obligation School Bonds,      1/01 at 103        Aaa    $  502,397
                       7.050%, 1/15/07
    215,000          Town of Whately, Massachusetts, General Obligation Bonds, 6.350%,     1/02 at 102        Aaa       234,971
                       1/15/09
  1,210,000          Town of Winchendon, Massachusetts, Unlimited Tax, General             3/03 at 102        Aaa     1,318,343
                       Obligation Bonds,  6.050%, 3/15/10
    160,000          City of Worcester, Massachusetts, General Obligation Bonds,           5/02 at 102        Aaa       179,890
                       6.900%, 5/15/07
-------------------------------------------------------------------------------------------------------------------------------
                     TAX OBLIGATION/LIMITED - 2.6%

  1,500,000          Massachusetts Industrial Finance Agency, Library Revenue Bonds        1/05 at 102        Aaa     1,754,925
                       (Malden Public Library Project), Series 1994, 7.250%, 1/01/15
-------------------------------------------------------------------------------------------------------------------------------
                     U.S. GUARANTEED - 25.0%

    250,000          Massachusetts Bay Transportation Authority, General                   3/99 at 102        Aaa      263,373
                       Transportation System, 1989 Series A, 7.100%, 3/01/13
                       (Pre-refunded to 3/01/99)
    250,000          Massachusetts Bay Transportation Authority, Certificates of           8/00 at 102        Aaa      276,150
                       Participation, 1990 Series A, 7.650%, 8/01/15
                       (Pre-refunded to 8/01/00)
    300,000          Massachusetts Health and Educational Facilities Authority,            7/98 at 102        Aaa      310,335
                       Revenue Bonds, Mount Auburn Hospital Issue, Series A,
                       7.875%, 7/01/18 (Pre-refunded to 7/01/98)
    800,000          Massachusetts Health and Educational Facilities Authority,           10/98 at 102       Aaa       834,640
                       Revenue Bonds, Berkshire Health Systems Issue, Series A,
                       7.600%, 10/01/14 (Pre-refunded to 10/01/98)
    250,000          Massachusetts Health and Educational Facilities Authority,            7/98 at 102       Aaa       258,720
                       Revenue Bonds, Newton-Wellesley Hospital Issue, Series C,
                       8.000%, 7/01/18 (Pre-refunded to 7/01/98)
    500,000          Massachusetts Health and Educational Facilities Authority,            7/99 at 102     A+***       533,595
                       Revenue Bonds, Baystate Medical Center Issue, Series C,
                       7.500%, 7/01/20 (Pre-refunded to 7/01/99)
    250,000          Massachusetts Health and Educational Facilities Authority,            7/00 at 102       Aaa       274,438
                       Revenue Bonds, South Shore Hospital Issue, Series C,
                       7.500%, 7/01/20 (Pre-refunded to 7/01/00)
    500,000          Massachusetts Health and Educational Facilities Authority,            7/00 at 102       Aaa       551,450
                       Revenue Bonds, Stonehill College Issue, Series D, 7.700%,
                       7/01/20 (Pre-refunded to 7/01/00)
    500,000          Massachusetts Health and Educational Facilities Authority,           10/01 at 102       Aaa       555,710
                       Revenue Bonds, Berklee College of Music Issue, Series C,
                       6.875%, 10/01/21 (Pre-refunded to 10/01/01)
  1,000,000          Massachusetts Health and Educational Facilities Authority,            7/01 at 102    AA-***     1,100,920
                       Revenue Bonds, Brigham and Woman's Hospital Issue, Series D,
                       6.750%, 7/01/24 (Pre-refunded to 7/01/01)
    250,000          Massachusetts Health and Educational Facilities Authority,            7/99 at 102       Aaa       266,253
                       Revenue Bonds, Beverly Hospital Issue, Series D, 7.300%,
                       7/01/19 (Pre-refunded to 7/01/99)
    250,000          Massachusetts Industrial Finance Agency, Revenue Bonds,               9/99 at 102       Aaa       267,505
                       Milton Academy Issue, Series A, 7.250%, 9/01/19
                       (Pre-refunded to 9/01/99)
    375,000          Massachusetts Industrial Finance Agency, Revenue Bonds,              11/99 at 102       Aaa       403,268
                       Museum of Science Issue, Series 1989, 7.300%, 11/01/09
                       (Pre-refunded to 11/01/99)
  1,000,000          Massachusetts Port Authority, Revenue Bonds, Series 1982,            No Opt. Call       Aaa     1,723,050
                       13.000%, 7/01/13

   ____
   14

                             PORTFOLIO OF INVESTMENTS
                             FEBRUARY 28, 1998
                             MASSACHUSETTS INSURED- CONTINUED

  PRINCIPAL                                                                                OPTIONAL CALL                 MARKET
     AMOUNT          DESCRIPTION                                                             PROVISIONS*   RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------------------
                     TAX OBLIGATION/GENERAL - CONTINUED
   $250,000          Massachusetts State General Obligation Bonds, Consolidated           3/00 at 102         Aaa    $  270,800
                       Loan of 1990, Series A, 7.250%, 3/01/09
                       (Pre-refunded to 3/01/00)
    340,000          Massachusetts State General Obligation Bonds, Consolidated           6/02 at 100         Aaa       365,204
                       Loan, Series 1992-A, 6.000%, 6/01/13 (Pre-refunded to 6/01/02)
                     The Commonwealth of Massachusetts, General Obligation Bonds,
                     Consolidated Loan of 1992, Series A:
     25,000            6.500%, 6/01/08 (Pre-refunded to 6/01/02)                          6/02 at 101         Aaa        27,548
    860,000            6.000%, 6/01/13 (Pre-refunded to 6/01/02)                          6/02 at 100         Aaa       923,752
  1,000,000          City of Boston, Massachusetts, General Obligation Bonds, 1991        7/01 at 102         Aaa     1,101,910
                       Series A, 6.750%, 7/01/11 (Pre-refunded to 7/01/01)
    500,000          City of Boston, Massachusetts, Revenue Bonds, Boston City            8/00 at 102         Aaa       552,290
                       Hospital (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21
                       (Pre-refunded to 8/15/00)
    500,000          City of Fall River, Massachusetts, General Obligation Bonds,         6/01 at 102         Aaa       556,475
                       7.200%, 6/01/10 (Pre-refunded to 6/01/01)
    250,000          City of Holyoke, Massachusetts, General Obligation Bonds,            6/02 at 103         Aaa       295,765
                       8.150%, 6/15/06 (Pre-refunded to 6/15/02)
    450,000          City of Leominster, Massachusetts, General Obligation Bonds,         4/00 at 102         Aaa       490,698
                       7.500%, 4/01/09 (Pre-refunded to 4/01/00)
    250,000          Lynn, Massachusetts, Water and Sewer Commission, General            12/00 at 102         Aaa       275,883
                       Revenue Bonds, 1990 Series A, 7.250%, 12/01/10
                       (Pre-refunded to 12/01/00)
    500,000          Town of Monson, Massachusetts, General Obligation School            10/00 at 102         Aaa       556,310
                       Project Loan Act of 1948, 7.700%, 10/15/10
                       (Pre-refunded to 10/15/00)
                     North Middlesex Regional School District, School Bonds of 1990:
    270,000            7.200%, 6/15/08 (Pre-refunded to 6/15/00)                          6/00 at 103         Aaa       297,157
    245,000            7.200%, 6/15/09 (Pre-refunded to 6/15/00)                          6/00 at 103         Aaa       269,642
    270,000          Town of Palmer, Massachusetts, General Obligation School             3/00 at 102         Aaa       292,722
                       Bonds of 1990, Series A, School Project Loan of 1948,
                       7.300%, 3/01/10 (Pre-refunded to 3/01/00)
    250,000          Town of Palmer, Massachusetts, General Obligation, School           10/00 at 102         Aaa       277,834
                       Project Loan Act of 1948, 1990 Series B, 7.700%, 10/01/10
                       (Pre-refunded to 10/01/00)
    250,000          Town of Sandwich, Massachusetts, Unlimited Tax, General         11/98 at 102 1/2         Aaa       262,017
                       Obligation Bonds, 7.100%, 11/01/07 (Pre-refunded to 11/01/98)
    515,000          Southern Berkshire Regional School District, General                 4/02 at 102         Aaa       589,521
                       Obligation School Bonds, Unlimited Tax, 7.500%, 4/15/07
                       (Pre-refunded to 4/15/02)
  1,145,000          Southern Berkshire Regional School District, Massachusetts,          4/02 at 102         Aaa     1,294,124
                       General Obligation School Bonds, 7.000%, 4/15/11
                       (Pre-refunded to 4/15/02)
    250,000          City of Springfield, Massachusetts, Municipal Purpose Loan of       11/98 at 103         Aaa       263,072
                       1988, General Obligation Bonds, 7.000%, 11/01/07
                       (Pre-refunded to 11/01/98)
    250,000          City of Westfield, Massachusetts, General Obligation Bonds,         12/00 at 102         Aaa       275,600
                       7.100%, 12/15/08 (Pre-refunded to 12/15/00)
-------------------------------------------------------------------------------------------------------------------------------
                     UTILITIES - 2.0%

  1,300,000          Massachusetts Municipal Wholesale Electric Company, Power            7/03 at 102         Aaa     1,315,846
                       Supply System Revenue Bonds, 1993 Series A, 5.000%, 7/01/10

   ____
   15

  PRINCIPAL                                                                                OPTIONAL CALL                 MARKET
     AMOUNT          DESCRIPTION                                                             PROVISIONS*   RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------------------
                     WATER AND SEWER - 0.8%
   $500,000          Boston Water and Sewer Commission (A Public Instrumentality          11/98 at 100     Aaa         $511,610
                       of The Commonwealth of Massachusetts), General Revenue Bonds,
                       1988 Series A (Subordinated Series), 7.250%, 11/01/06
-------------------------------------------------------------------------------------------------------------------------------
$62,630,000          Total Investments - (cost $63,015,300) - 101.2%                                                 68,127,524
-------------------------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - (1.2)%                                                           (783,392)
                     ----------------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                             $ 67,344,132
                     ----------------------------------------------------------------------------------------------------------

                     All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

                     * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA-rated securities.

                     (WI) Security purchased on a when-issued basis (note 1).

                                  See accompanying notes to financial statements

____
16

STATEMENT OF NET ASSETS

FEBRUARY 28, 1998

                                                                                        MASSACHUSETTS
                                                                    MASSACHUSETTS             INSURED
-----------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)         $84,424,476         $68,127,524
Cash                                                                      106,537             208,466
Receivables:
Interest                                                                1,098,983           1,074,693
Investments sold                                                        1,555,181                  --
Shares sold                                                                57,861              96,580
Other assets                                                               33,566                 588
-----------------------------------------------------------------------------------------------------
     Total assets                                                      87,276,604          69,507,851
-----------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
Investments purchased                                                   1,931,031           1,931,031
Shares redeemed                                                           111,172               3,244
Accrued expenses:
Management fees (note 6)                                                   29,145              28,437
12b-1 distribution and service fees (notes 1 and 6)                         2,692               2,569
Other                                                                      30,397               6,594
Dividends payable                                                         260,612             191,844
-----------------------------------------------------------------------------------------------------
     Total liabilities                                                  2,365,049           2,163,719
-----------------------------------------------------------------------------------------------------
Net assets (note 7)                                                   $84,911,555         $67,344,132
=====================================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                            $ 9,290,858         $ 8,679,023
Shares outstanding                                                        921,927             821,402
Net asset value and redemption price per share                        $     10.08         $     10.57
Offering price per share (net asset value per share plus
maximum sales charge of 4.20% of offering price)                      $     10.52         $     11.03
=====================================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                            $   762,991         $   665,551
Shares outstanding                                                         75,571              62,960
Net asset value, offering and redemption price per share              $     10.10         $     10.57
=====================================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                            $ 1,924,122         $ 1,292,953
Shares outstanding                                                        192,048             122,691
Net asset value, offering and redemption price per share              $     10.02         $     10.54
=====================================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                            $72,933,584         $56,706,605
Shares outstanding                                                      7,258,217           5,364,494
Net asset value, offering and redemption price per share              $     10.05         $     10.57
=====================================================================================================

____
17                               See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED FEBRUARY 28, 1998

                                                                                       MASSACHUSETTS
                                                                    MASSACHUSETTS            INSURED
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                   $5,102,872          $3,943,786
----------------------------------------------------------------------------------------------------
EXPENSES
Management fees (note 6)                                                 452,951             360,589
12b-1 service fees  Class A (notes 1 and 6)                               16,106              15,789
12b-1 distribution and service fees  Class B (notes 1 and 6)               2,710               1,965
12b-1 distribution and service fees  Class C (notes 1 and 6)              10,459               7,520
Shareholders' servicing agent fees and expenses                           83,386              64,770
Custodian's fees and expenses                                             53,917              52,463
Trustees' fees and expenses (note 6)                                       2,208               1,889
Professional fees                                                         18,303              15,329
Shareholders' reports  printing and mailing expenses                      38,180              35,883
Federal and state registration fees                                        1,925               6,544
Portfolio insurance expense                                                   --               4,091
Other expenses                                                             5,771               4,797
----------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                              685,916             571,629
 Expense reimbursement (note 6)                                          (38,925)                 --
----------------------------------------------------------------------------------------------------
Net expenses                                                             646,991             571,629
----------------------------------------------------------------------------------------------------
Net investment income                                                  4,455,881           3,372,157
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain from investment transactions (notes 1 and 4)           270,739             221,510
Net change in unrealized appreciation or depreciation
 of investments                                                        1,315,343             960,239
----------------------------------------------------------------------------------------------------
Net gain from investments                                              1,586,082           1,181,749
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            $6,041,963          $4,553,906
====================================================================================================

____
18                               See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                             MASSACHUSETTS                    MASSACHUSETTS INSURED
                                                    ------------------------------------------------------------------
                                                     YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                        2/28/98            2/28/97           2/28/98           2/28/97
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $ 4,455,881       $  4,406,388       $ 3,372,157       $ 3,389,195
Net realized gain (loss) from investment
 transactions (notes 1 and 4)                           270,739           (167,777)          221,510            60,733
Net change in unrealized appreciation
 or depreciation of investments                       1,315,343           (361,379)          960,239          (798,332)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations            6,041,963          3,877,232         4,553,906         2,651,596
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
 Class A                                               (420,405)          (288,715)         (394,204)         (315,950)
 Class B                                                (12,202)                              (7,953)               --
 Class C                                                (65,022)           (34,686)          (44,444)          (36,606)
 Class R                                             (3,950,179)        (4,012,721)       (2,925,848)       (3,022,773)
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
 to shareholders                                     (4,447,808)        (4,336,122)       (3,372,449)       (3,375,329)
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                      8,022,615          8,611,315         4,862,078         5,375,981
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                 3,144,288          3,046,553         2,388,253         2,394,008
----------------------------------------------------------------------------------------------------------------------
                                                     11,166,903         11,657,868         7,250,331         7,769,989
----------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                              (8,874,610)       (11,875,027)       (6,580,186)       (7,653,434)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)in net assets
 from Fund share transactions                         2,292,293           (217,159)          670,145           116,555
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                 3,886,448           (676,049)        1,851,602          (607,178)
----------------------------------------------------------------------------------------------------------------------
Net assets at the beginning of year                  81,025,107         81,701,156        65,492,530        66,099,708
----------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                       $84,911,555       $ 81,025,107       $67,344,132       $65,492,530
======================================================================================================================
Balance of undistributed net investment
 income at end of year                              $    81,323       $     73,250       $    15,079       $    15,371
======================================================================================================================

____
19                               See accompanying notes to financial statements.

              NOTES TO FINANCIAL STATEMENTS
              FEBRUARY 28, 1998


              1.  GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Massachusetts and Massachusetts Insured were renamed and reorganized into the Trust. Prior to the reorganization, Massachusetts (formerly Nuveen Massachusetts Tax-Free Value
Fund) was a series of the Nuveen Tax-Free Bond Fund, Inc., and Massachusetts Insured (formerly Nuveen Massachusetts Insured Tax-Free Value Fund) was a series of the Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end diversified management investment company.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

              Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

              Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, Massachusetts and Massachusetts Insured had outstanding when-issued purchase commitments of $1,931,031 and $1,931,031, respectively.

              Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

              Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

                   ______

              FEBRUARY 28, 1998


              Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended February 28, 1998, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

              Insurance

Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

              Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

              Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1998.

              Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                   _____

                       2. FUND SHARES
Transactions in Fund shares were as follows:

                                                                                          MASSACHUSETTS
                                                                     ------------------------------------------------------------
                                                                          YEAR ENDED 2/28/98          YEAR ENDED 2/28/97
                                                                     ------------------------------------------------------------
                                                                            SHARES        AMOUNT       SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   292,755   $ 2,911,172      323,756   $  3,174,573
 Class B                                                                    75,039       748,530           --             --
 Class C                                                                   104,408     1,031,535       32,272        315,377
 Class R                                                                   336,646     3,331,378      525,051      5,121,365

Shares issued to shareholders due to reinvestment of distributions:

 Class A                                                                    26,383       262,341       17,984        176,955
 Class B                                                                       533         5,354           --             --
 Class C                                                                     3,865        38,216        2,778         27,179
 Class R                                                                   286,472     2,838,377      289,935      2,842,419
---------------------------------------------------------------------------------------------------------------------------------
                                                                         1,126,101    11,166,903    1,191,776     11,657,868
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:

 Class A                                                                  (125,362)   (1,245,649)     (45,026)      (439,590)
 Class B                                                                        (1)          (10)          --             --
 Class C                                                                    (9,048)      (89,159)      (6,752)       (65,787)
 Class R                                                                  (760,819)   (7,539,792)  (1,162,473)   (11,369,650)
---------------------------------------------------------------------------------------------------------------------------------
                                                                          (895,230)   (8,874,610)  (1,214,251)   (11,875,027)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                    230,871   $ 2,292,293      (22,475)  $   (217,159)
=================================================================================================================================

                                                                                          MASSACHUSETTS INSURED
                                                                     ------------------------------------------------------------
                                                                          YEAR ENDED 2/28/98          YEAR ENDED 2/28/97
                                                                     ------------------------------------------------------------
                                                                            SHARES        AMOUNT       SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   173,848   $ 1,817,609      288,422   $  2,958,175
 Class B                                                                    62,675       658,125           --             --
 Class C                                                                    37,089       389,926       26,046        266,579
 Class R                                                                   192,043     1,996,418      209,279      2,151,227

Shares issued to shareholders due to reinvestment of distributions:

 Class A                                                                    23,296       242,741       17,939        185,295
 Class B                                                                       285         2,989           --             --
 Class C                                                                     3,712        38,566        3,250         33,462
 Class R                                                                   201,982     2,103,957      210,641      2,175,251
---------------------------------------------------------------------------------------------------------------------------------
                                                                           694,930     7,250,331      755,577      7,769,989
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                   (94,300)     (984,085)     (91,941)      (944,427)
 Class B                                                                        --            --           --             --
 Class C                                                                   (10,565)     (109,299)      (4,296)       (43,930)
 Class R                                                                  (526,802)   (5,486,802)    (646,782)    (6,665,077)
---------------------------------------------------------------------------------------------------------------------------------
                                                                          (631,667)   (6,580,186)    (743,019)    (7,653,434)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                63,263   $   670,145       12,558   $    116,555
=================================================================================================================================

* Information represents eight months of Flagship New Jersey Intermediate and four months of Nuveen Flagship New Jersey Intermediate (note 1).

                   _____

              FEBRUARY 28, 1998


              3. DISTRIBUTIONS TO SHAREHOLDERS

On March 9, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1998, to shareholders of record on March 9, 1998, as follows:

                                                                 MASSACHUSETTS     MASSACHUSETTS INSURED
              ------------------------------------------------------------------------------------------
              Dividend per share:
                 Class A                                                $.0435                    $.0435
                 Class B                                                 .0375                     .0370
                 Class C                                                 .0390                     .0385
                 Class R                                                 .0450                     .0450
              ------------------------------------------------------------------------------------------

              4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1998, were as follows:

                                                                 MASSACHUSETTS     MASSACHUSETTS INSURED
              ------------------------------------------------------------------------------------------
              Purchases:
                 Investments in municipal securities               $16,821,625               $17,284,532
                 Temporary municipal investments                     4,300,000                 4,300,000

              Sales:
                 Investments in municipal securities                13,839,602                14,905,039
                 Temporary municipal investments                     4,300,000                 4,300,000
              ------------------------------------------------------------------------------------------

At February 28, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1998, Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                   MASSACHUSETTS
              ------------------------------------
              Expiration year:
                 2003                   $ 22,054
                 2004                    507,247
                 2005                    156,261
              ------------------------------------
              Total                     $685,562
              ------------------------------------

              5. UNREALIZED APPRECIATION (DEPRECIATION)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1998, were as follows:

                                                                 MASSACHUSETTS     MASSACHUSETTS INSURED
              ------------------------------------------------------------------------------------------
              Gross unrealized:
                 appreciation                                       $6,461,576                $5,115,204
                 depreciation                                           (3,004)                   (2,980)
              ------------------------------------------------------------------------------------------
              Net unrealized appreciation                           $6,458,572                $5,112,224
              ------------------------------------------------------------------------------------------

                   _____

              6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

              AVERAGE DAILY NET ASSET VALUE                       MANAGEMENT FEE
              ------------------------------------------------------------------
              For the first $125 million                             .5500 of 1%
              For the next $125 million                              .5375 of 1
              For the next $250 million                              .5250 of 1
              For the next $500 million                              .5125 of 1
              For the next $1 billion                                .5000 of 1
              For net assets over $2 billion                         .4750 of 1
              ------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Massachusetts and .975 of 1% of the average daily net asset value of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $103,400 and $56,200 for Massachusetts and Massachusetts Insured, respectively, of which approximately $90,200 and $48,800, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1998, the Distributor compensated authorized dealers directly with approximately $38,900 and $29,300, in commission advances at the time of purchase for Massachusetts and Massachusetts Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 1998, the Distributor retained approximately $7,600 and $3,300 in such 12b-1 fees for Massachusetts and Massachusetts Insured, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $7,900 of CDSC on share redemptions for Massachusetts during the fiscal year ended February 28, 1998.


              7. COMPOSITION OF NET ASSETS

At February 28, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                   MASSACHUSETTS   MASSACHUSETTS INSURED
              ----------------------------------------------------------------------------------------------------------
              Capital paid-in                                                        $79,057,222             $62,211,985
              Balance of undistributed net investment income                              81,323                  15,079
              Accumulated net realized gain (loss) from investment transactions         (685,562)                  4,844
              Net unrealized appreciation of investments                               6,458,572               5,112,224
              ----------------------------------------------------------------------------------------------------------
              Net assets                                                             $84,911,555             $67,344,132
              ----------------------------------------------------------------------------------------------------------

                   _____

              FINANCIAL HIGHLIGHTS

              Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                    OPERATING PERFORMANCE        LESS DISTRIBUTIONS
                                          ---------------------        ------------------

                                                               NET
MASSACHUSETTS                       NET               REALIZED AND      DIVIDENDS                           NET        TOTAL
                                  ASSET                 UNREALIZED      FROM TAX-                         ASSET       RETURN
                                  VALUE          NET   GAIN (LOSS)     EXEMPT NET    DISTRIBUTIONS        VALUE       ON NET
YEAR ENDED                    BEGINNING   INVESTMENT          FROM     INVESTMENT     FROM CAPITAL       END OF        ASSET
FEBRUARY 28/29,               OF PERIOD   INCOME (A)   INVESTMENTS         INCOME            GAINS       PERIOD     VALUE (B)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)
 1998                             $9.89         $.52         $ .19          $(.52)           $  --       $10.08         7.38%
 1997                              9.94          .53          (.07)          (.51)              --         9.89         4.73
 1996                              9.56          .51           .39           (.52)              --         9.94         9.62
 1995 (c)                          9.54          .25           .03           (.26)              --         9.56         3.05
CLASS B (3/97)
 1998 (c)                          9.88          .45           .22           (.45)              --        10.10         6.93
CLASS C (10/94)
 1998                              9.83          .47           .19           (.47)              --        10.02         6.85
 1997                              9.89          .45          (.08)          (.43)              --         9.83         3.90
 1996                              9.51          .44           .39           (.45)              --         9.89         8.87
 1995 (c)                          9.28          .19           .25           (.21)              --         9.51         4.86
CLASS R (12/86)
 1998                              9.86          .54           .19           (.54)              --        10.05         7.60
 1997                              9.91          .54          (.06)          (.53)              --         9.86         4.99
 1996                              9.54          .54           .38           (.55)              --         9.91         9.80
 1995                              9.94          .54          (.40)          (.54)              --         9.54         1.64
 1994                              9.91          .54           .04           (.54)            (.01)        9.94         5.96
 1993                              9.21          .56           .70           (.56)              --         9.91        14.21
 1992 (d)                          9.13          .15           .07           (.14)              --         9.21         2.44
 1991 (e)                          8.76          .58           .37           (.58)              --         9.13        11.19
 1990 (e)                          8.90          .59          (.15)          (.58)              --         8.76         5.21
 1989 (e)                          8.60          .59           .30           (.59)              --         8.90        10.62
=============================================================================================================================

              *    Annualized.

             (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

             (c)   From commencement of class operations as noted.

             (d)   For the three months ended February 29.

             (e)   For the fiscal year ended November 30.

_____
25

                                        RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
                                                                                        RATIO
                                                RATIO                                  OF NET
                         RATIO OF              OF NET            RATIO OF          INVESTMENT
                         EXPENSES          INVESTMENT            EXPENSES           INCOME TO
                       TO AVERAGE           INCOME TO          TO AVERAGE             AVERAGE
    NET ASSETS         NET ASSETS             AVERAGE          NET ASSETS          NET ASSETS      PORTFOLIO
 END OF PERIOD             BEFORE              BEFORE               AFTER               AFTER       TURNOVER
(IN THOUSANDS)      REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT           RATE
------------------------------------------------------------------------------------------------------------

       $ 9,291               1.00%               5.20%                .95%               5.25%            17%
         7,200               1.01                5.22                 .99                5.24             10
         4,290               1.17                5.04                1.00                5.21              6
         1,067               1.87*               4.88*               1.00*               5.75*            17

           763               1.77*               4.41*               1.70*               4.48*            17

         1,924               1.55                4.64                1.50                4.69             17
           913               1.74                4.50                1.73                4.51             10
           638               2.24                3.96                1.75                4.45              6
           147               3.40*               3.46*               1.75*               5.11*            17

        72,934                .80                5.40                 .75                5.45             17
        72,912                .77                5.46                 .75                5.48             10
        76,773                .82                5.42                 .75                5.49              6
        71,568                .77                5.75                 .75                5.77             17
        71,942                .81                5.32                 .75                5.38              3
        53,231                .87                5.79                 .75                5.91              5
        34,470                .71*               6.31*                .71*               6.31*             5
        31,150                .77                6.37                 .75                6.39             19
        20,829                .85                6.58                 .75                6.68             23
        15,513               1.09                6.30                 .75                6.64             31
============================================================================================================

____
26

              Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                    OPERATING PERFORMANCE        LESS DISTRIBUTIONS
                                          ---------------------        ------------------

                                                               NET
MASSACHUSETTS                       NET               REALIZED AND      DIVIDENDS                           NET        TOTAL
                                  ASSET                 UNREALIZED      FROM TAX-                         ASSET       RETURN
                                  VALUE          NET   GAIN (LOSS)     EXEMPT NET    DISTRIBUTIONS        VALUE       ON NET
YEAR ENDED                    BEGINNING   INVESTMENT          FROM     INVESTMENT     FROM CAPITAL       END OF        ASSET
FEBRUARY 28/29,               OF PERIOD   INCOME (A)   INVESTMENTS         INCOME            GAINS       PERIOD     VALUE (B)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)
 1998                            $10.38         $.52        $ .19          $(.52)             $ --       $10.57         7.04%
 1997                             10.49          .53         (.12)          (.52)               --        10.38         4.02
 1996                             10.06          .51          .44           (.52)               --        10.49         9.59
 1995 (c)                         10.03          .25          .04           (.26)               --        10.06         2.99
CLASS B (3/97)
 1998 (c)                         10.36          .44          .21           (.44)               --        10.57         6.45
CLASS C (9/94)
 1998                             10.35          .46          .19           (.46)               --        10.54         6.45
 1997                             10.47          .45         (.13)          (.44)               --        10.35         3.17
 1996                             10.04          .43          .44           (.44)               --        10.47         8.80
 1995 (c)                          9.91          .20          .14           (.21)               --        10.04         3.52
CLASS R (12/86)
 1998                             10.38          .54          .19           (.54)               --        10.57         7.23
 1997                             10.50          .54         (.12)          (.54)               --        10.38         4.16
 1996                             10.06          .54          .44           (.54)               --        10.50         9.99
 1995                             10.45          .55         (.39)          (.55)               --        10.06         1.77
 1994                             10.44          .54           --           (.53)               --        10.45         5.22
 1993                              9.65          .55          .79           (.55)               --        10.44        14.28
 1992                              9.36          .57          .30           (.58)               --         9.65         9.57
 1991                              9.14          .57          .22           (.57)               --         9.36         8.95
 1990                              8.96          .57          .18           (.57)               --         9.14         8.52
 1989                              9.03          .58         (.07)          (.58)               --         8.96         5.84
=============================================================================================================================

              *    Annualized.

             (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

             (c)   From commencement of class operations as noted.

____
27

                                        RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
                                                                                        RATIO
                                                RATIO                                  OF NET
                         RATIO OF              OF NET            RATIO OF          INVESTMENT
                         EXPENSES          INVESTMENT            EXPENSES           INCOME TO
                       TO AVERAGE           INCOME TO          TO AVERAGE             AVERAGE
    NET ASSETS         NET ASSETS             AVERAGE          NET ASSETS          NET ASSETS      PORTFOLIO
 END OF PERIOD             BEFORE              BEFORE               AFTER               AFTER       TURNOVER
(IN THOUSANDS)      REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT           RATE
------------------------------------------------------------------------------------------------------------
       $ 8,679               1.03%               4.98%               1.03%               4.98%            23%
         7,459               1.04                5.02                1.04                5.02             10
         5,291               1.09                4.92                1.07                4.94              1
         1,956               1.36*               5.13*               1.15*               5.34*            10

           666               1.80*               4.20*               1.80*               4.20*            23

         1,293               1.58                4.43                1.58                4.43             23
           957               1.78                4.29                1.78                4.29             10
           706               1.81                4.20                1.81                4.20              1
           338               2.07*               4.41*               1.90*               4.58*            10

        56,707                .83                5.18                 .83                5.18             23
        57,076                .80                5.26                 .80                5.26             10
        60,102                .81                5.21                 .81                5.21              1
        57,137                .79                5.54                 .79                5.54             10
        58,255                .84                5.09                 .84                5.09              3
        47,098                .86                5.47                 .86                5.47              2
        28,189                .72                5.93                 .72                5.93              5
        15,625                .85                6.19                 .85                6.19              6
         8,649               1.20                5.94                 .97                6.17             15
         5,404               1.87                5.54                 .97                6.44             41
============================================================================================================

____
28

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP MULTISTATE TRUST II:

We have audited the accompanying statement of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Massachusetts and Massachusetts Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II, as of

February 28, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
April 15, 1998

____
29

NUVEEN FAMILY
of Mutual Funds Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME
Growth and Income Stock Fund Balanced Stock and Bond Fund Balanced Municipal and Stock Fund

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National Funds Long-Term Insured Intermediate-Term Limited Term

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BUILDING BETTER PORTFOLIOS WITH NUVEEN

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

MUTUAL FUNDS

Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and
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provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

PRIVATE ASSET MANAGEMENT

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive,
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oriented portfolios are available, all based upon a disciplined investment
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UNIT TRUSTS

Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset value for quick access to your assets.

EXCHANGE-TRADED FUNDS

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded
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investment convenience, price visibility and liquidity of common stocks.

MUNIPREFERRED*

Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

____
30

                       SERVING INVESTORS FOR GENERATIONS



[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]

John Nuveen, Sr.


Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards. Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
OUR SECOND CENTURY     1898/1998
helping investors sustain the wealth of a lifetime.(TM)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Included in the Statement of Additional Information through incorporation by reference to each Fund's most recent Annual and Semi-Annual Reports:

    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets

    Report of Independent Public Accountants

(b) Exhibits:

  1(a).   Declaration of Trust of Registrant. Filed as Exhibit 1(a) to Regis-
          trant's Registration Statement on Form N-1A (File No. 333-14729) and
          incorporated herein by reference thereto.
  1(b).   Amended and Restated Establishment and Designation of Series of
          Shares of Beneficial Interest dated October 11, 1996. Filed as Ex-
          hibit 1(b) to Registrant's Registration Statement on Form N-1A (File
          No. 333-14729) and incorporated herein by reference thereto.
  1(c).   Certificate for the Establishment and Designation of Classes dated
          July 10, 1996. Filed as Exhibit 1(c) to Registrant's Registration
          Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
  1(d).   Incumbency Certificate.
     2.   By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Registra-
          tion Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
     3.   Not applicable.
     4.   Specimen certificates of Shares of each Fund. Filed as Exhibit 4 to
          Registrant's Registration Statement on Form N-1A (File No. 333-14729)
          and incorporated herein by reference thereto.
     5.   Investment Management Agreement between Registrant and Nuveen Advi-
          sory Corp. Filed as Exhibit 5 to Registrant's Registration Statement
          on Form N-1A (File No. 333-14729) and incorporated herein by refer-
          ence thereto.
  5(a).   Renewal of Investment Management Agreement dated May 5, 1998.
     6.   Distribution Agreement between Registrant and John Nuveen & Co. In-
          corporated. Filed as Exhibit 6 to Registrant's Registration Statement
          on Form N-1A (File No. 333-14729) and incorporated herein by refer-
          ence thereto.
  6(a).   Renewal of Distribution Agreement dated July 31, 1997.
     7.   Not applicable.
     8.   Custodian Agreement between Registrant and Chase Manhattan Bank.
          Filed as Exhibit 8 to Post-Effective Amendment No.1 to Registrant's
          Registration Statement on Form N-1A (file No.333-14729) and incorpo-
          rated herein by reference thereto.
  9(a).   Transfer Agency Agreement between Registrant and Shareholder Servic-
          es, Inc.
  9(b).   Transfer Agency Agreement between Registrant and Boston Financial
          Data Services.
    10.   Opinion of Morgan, Lewis & Bockius LLP.
    11.   Consent of Arthur Andersen LLP, Independent Public Accountants.
    12.   Not applicable.
    13.   Not applicable.
    14.   Not applicable.
    15.   Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class
          A Shares, Class B Shares and Class C Shares of each Fund. Filed as
          Exhibit 15 to Registrant's Registration Statement on Form N-1A (File
          No. 333-14729) and incorporated herein by reference thereto.
    16.   Schedule of Computation of Performance Figures.
    17.   Financial Data Schedule.
    18.   Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Exhibit 18
          to Registrant's Registration Statement on Form N-1A (File No. 333-
          14729) and incorporated herein by reference thereto.
 99(a).   Original Power of Attorney for Judith M. Stockdale authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute the Reg-
          istration Statement on her behalf as one of the Registrant's Direc-
          tors. Original Powers of Attorney for all of Registrant's other Di-
          rectors authorizing, among others, Gifford R. Zimmerman and Larry W.
          Martin to execute the Registration Statement were filed as Exhibit
          99(a) to Registrant's Registration Statement on Form N-1A (File No.
          333-14729) and is incorporated herein by reference thereto.
 99(b).   Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's
          Registration Statement pursuant to power of attorney.
 99(c).   Code of Ethics and Reporting Requirements. Filed as Exhibit 99(c) to
          Post-Effective Amendment No.1 to Registrant's Registration Statement
          on Form N-1A (File No. 333-14729) and incorporated herein by refer-
          ence thereto.

ITEM 25: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES

As of May 26, 1998:

                                                                  NUMBER OF
      TITLE OF SERIES                                           RECORD HOLDERS
      ---------------                                           --------------
      Nuveen Flagship New York Municipal Bond Fund
        Class A Shares.........................................     1,756
        Class B Shares.........................................        85
        Class C Shares.........................................       105
        Class R Shares.........................................     4,442
      Nuveen New York Insured Municipal Bond Fund
        Class A Shares.........................................     1,675
        Class B Shares.........................................        92
        Class C Shares.........................................        69
        Class R Shares.........................................     7,995
      Nuveen Flagship New Jersey Municipal Bond Fund
        Class A Shares.........................................     1,338
        Class B Shares.........................................        74
        Class C Shares.........................................       169
        Class R Shares.........................................     1,751
      Nuveen Flagship New Jersey Intermediate Municipal Bond
       Fund
        Class A Shares.........................................       181
        Class C Shares.........................................        18
        Class R Shares.........................................        11
      Nuveen California Municipal Bond Fund
        Class A Shares.........................................       957
        Class B Shares.........................................        54
        Class C Shares.........................................        82
        Class R Shares.........................................     4,507
      Nuveen California Insured Municipal Bond Fund
        Class A Shares.........................................     1,074
        Class B Shares.........................................        58
        Class C Shares.........................................       116
        Class R Shares.........................................     3,950
      Nuveen Flagship Connecticut Municipal Bond Fund
        Class A Shares.........................................     4,483
        Class B Shares.........................................        99
        Class C Shares.........................................       260
        Class R Shares.........................................        24
      Nuveen Massachusetts Municipal Bond Fund
        Class A Shares.........................................       584
        Class B Shares.........................................        31
        Class C Shares.........................................        50
        Class R Shares.........................................     2,264
      Nuveen Massachusetts Insured Municipal Bond Fund
        Class A Shares.........................................       439
        Class B Shares.........................................        12
        Class C Shares.........................................        33
        Class R Shares.........................................     1,708

ITEM 27: INDEMNIFICATION
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Flagship Admiral Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp.; Chairman and Director (since January 1997) of Nuveen Asset Management, Inc.; Director (since 1996) of Institutional Capital Corporation. Anthony T. Dean is President and Director of Nuveen Advisory Corp., the investment adviser. Mr. Dean has, during the last two years, been Executive Vice President and Director of The John Nuveen Company and John Nuveen & Co. Incorporated; and Director of Nuveen Institutional Advisory Corp.; President and Director (since January 1997) of Nuveen Asset Management, Inc.; Chairman and Director of Rittenhouse Financial Services, Inc.

ITEM 29: PRINCIPAL UNDERWRITERS

(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies:Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., Nuveen Investment Trust and Nuveen Investment Trust II. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)


NAME AND PRINCIPAL       POSITIONS AND OFFICES       POSITIONS AND OFFICES
BUSINESS ADDRESS         WITH UNDERWRITER            WITH REGISTRANT
-----------------------------------------------------------------------------
Timothy R. Schwertfeger  Chairman of the Board,      Chairman of the Board
333 West Wacker Drive    Chief Executive Officer     and Director
Chicago, Illinois 60606  and Director
Anthony T. Dean          President and Director      President and Director
333 West Wacker Drive
Chicago, Illinois 60606
John P. Amboian          Executive Vice President    None
333 West Wacker Drive    and Chief Financial Officer
Chicago, IL 60606
Bruce P. Bedford         Executive Vice President    Executive Vice President
333 West Wacker Drive
Chicago, IL 60606
William Adams IV         Vice President              None
333 West Wacker Drive
Chicago, Illinois 60606
Alan G. Berkshire        Vice President              Vice President and
333 West Wacker Drive    and Secretary               Assistant Secretary
Chicago, IL 60606

                                                            POSITIONS AND
NAME AND PRINCIPAL                    POSITIONS AND OFFICES OFFICES
BUSINESS ADDRESS                      WITH UNDERWRITER      WITH REGISTRANT
-------------------------------------------------------------------------------
Clifton L. Fenton                      Vice President       None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan                   Vice President       Vice President
333 West Wacker Drive
Chicago, Illinois 60606
Stephen D. Foy                         Vice President       Vice President and
333 West Wacker Drive                                       Controller
Chicago, Illinois 60606
Michael G. Gaffney                     Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
Anna R. Kucinskis                      Vice President       Vice President
333 West Wacker Drive
Chicago, Illinois 60606
Robert B. Kuppenheimer                 Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
Larry W. Martin                        Vice President and   Vice President and
333 West Wacker Drive                  Assistant Secretary  Assistant Secretary
Chicago, Illinois 60606
Thomas C. Muntz                        Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
Stuart W. Rogers                       Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
Bradford W. Shaw, Jr.                  Vice President       None
333 West Wacker Drive Chicago, Illi-
nois 60606
H. William Stabenow                    Vice President       Vice President and
333 West Wacker Drive                  and Treasurer        Treasurer
Chicago, Illinois 60606
Paul C. Williams                       Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
Gifford R. Zimmerman                   Vice President and   Vice President and
333 West Wacker Drive                  Assistant Secretary  Secretary
Chicago, Illinois 60606

(c) Not applicable.

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp., Shareholder Services, Inc., Boston Financial, or Chase Global Funds Services Company.

Until August 10, 1998, Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330 and Boston Financial Data Services, 225 Franklin Street, Boston, Massachusetts 02106 will maintain all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds. After August 10, 1998, Chase Global Funds Services Company,
P.O. Box 5186, New York, New York 10274-5186, will maintain the same records in the same capacity for the Funds.

ITEM 31: MANAGEMENT SERVICES
Not applicable.

ITEM 32: UNDERTAKINGS
(a) Not applicable.

(b) Not applicable.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Sharehold-ers upon request and without charge.

(d) The Registrant agrees to call a meeting of shareholders for the purpose of voting upon the question of the removal of any trustee or trustees when re-quested to do so in writing by the record holders of at least 10% of the Reg-istrant's outstanding shares and to assist the shareholders in communications with other shareholders as required by section 16(c) of the Act.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT THIS REGISTRATION STATEMENT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS UNDER PARAGRAPH (B) OF RULE 485 UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 25TH DAY OF JUNE, 1998.

                                     NUVEEN FLAGSHIP MULTISTATE TRUST II

                                          /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            SIGNATURE                     TITLE                       DATE
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and               June 25, 1998
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)
         Anthony T. Dean         President and Trustee
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee
         Peter R. Sawers         Trustee
      William J. Schneider       Trustee

                                                    /s/ Gifford R. Zimmerman
                                                By____________________________
                                                        Gifford R. Zimmerman
                                                          Attorney-in-Fact

                                                         June 25, 1998

AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, GIFFORD R. ZIMMERMAN AND LARRY W. MARTIN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR JUDITH M. STOCKDALE HAS BEEN EXECUTED AND IS FILED AS AN EXHIBIT TO THIS REGISTRATION STATEMENT. AN ORIGINAL POWER OF ATTORNEY FOR EACH OF THE OTHER OFFICERS AND DIRECTORS OF THE REGISTRANT HAS BEEN EXECUTED AND IS INCORPORATED BY REFERENCE IN THIS REGISTRATION STATEMENT.

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
  EXHIBIT                                                            NUMBERED
  NUMBER                          EXHIBIT                              PAGE
  -------                         -------                          ------------
  1(d).    Incumbency Certificate.
  5(a).    Renewal of Investment Management Agreement dated May
           5, 1998.
  6(a).    Renewal of Transfer Agent dated July 31, 1997.
  9(a).    Transfer Agency Agreement between Registrant and
           Shareholder Services, Inc.
  9(b).    Transfer Agency Agreement between Boston Financial
           Data Services.
    10.    Opinion of Morgan, Lewis & Bockius LLP.
    11.    Consent of Arthur Andersen LLP, Independent Public
           Accountants.
    16.    Schedule of Computation of Performance Figures.
    17.    Financial Data Schedule.
 99(a).    Original Power of Attorney for Judith M. Stockdale
           authorizing, among others, Gifford R. Zimmerman and
           Larry W. Martin to execute the Registration Statement
           on her behalf as one of the Registrant's Directors.
 99(b).    Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.